UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2015

Item 1. Reports to Stockholders.

June 30, 2015
Oppenheimer	Semiannual Report
Discovery Mid Cap Growth Fund/VA
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	9.80%	15.32%	20.02%	6.75%
Service Shares	10/16/00	9.68	15.07	19.72	6.48
Russell Midcap Growth Index		4.18	9.45	18.69	9.69

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

O’Reilly Automotive, Inc.	2.2%

Hanesbrands, Inc.	2.1

Dollar Tree, Inc.	2.0

Wabtec Corp.	1.9

Centene Corp.	1.9

Domino’s Pizza, Inc.	1.8

Under Armour, Inc., Cl. A	1.7

Acuity Brands, Inc.	1.7

Sherwin-Williams Co. (The)	1.6

Snap-on, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of common stocks.

2        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 9.80% during the reporting period, outperforming the Russell Midcap Growth Index’s (the “Index”) return of 4.18% and the Morningstar Mid-Cap Growth peer group’s return of 5.88% over the same period. The Fund outperformed the Index in all sectors, led by stock selection in the consumer discretionary, industrials and information technology sectors.

In addition, the Fund’s Non-Service shares ranked in the 7th percentile (16 out of 104 funds) in Morningstar’s Mid-Cap Growth peer group over the 6-month period ended June 30, 2015. Over the longer-term, Fund’s Non-Service shares ranked in the 6th (6 out of 104 funds), 5th (5 out of 99 funds), and 89th (68 out of 80 funds) percentiles for the 1-, 5- and 10-year periods ended June 30, 2015, respectively.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Markets were volatile during the six-month reporting period, but generally produced positive results with growth stocks outperforming value stocks. After U.S. equities outperformed other developed and emerging market equities in 2014, the market environment shifted over the first half of 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets. European markets rallied and the euro fell against the currencies of most major trading partners. This resulted in European and emerging market equities outperforming U.S. equities over the first half of the period.

Over the second half of the reporting period, fallout from the collapse of oil prices, weak overseas economies and a strong U.S. dollar weighed on U.S. Gross Domestic Product (“GDP”) and corporate profit forecasts. In a repeat of last year, first quarter GDP growth was negative (-0.2%). Meanwhile, the Federal Reserve continued to forewarn a shift in monetary policy to higher interest rates later this year. Outside of the U.S., concerns around Greece’s debt situation emerged yet again late this reporting period. The markets had hoped for an 11th hour resolution to the stand-off between Greece and its creditors, but instead got an escalation of the crisis after the Greek Prime Minister called for a referendum. In the minds of many, this increased the odds of a Greek exit from the Eurozone (“Grexit”) and impacted the markets through the end of the reporting period. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Grexit for the time being.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, top contributors to performance included Centene Corp., Palo Alto Networks, Inc. and Avago Technologies Ltd. Centene, a managed care company that serves more than four million Medicaid members across 25 states, reported strong first quarter financial results in April and raised guidance at its investor day in June. The stock also benefitted from merger and acquisition activity in the managed care sector during the reporting period. Palo Alto Networks, which provides network security software and solutions, has been benefiting from a strong security backdrop and competitive displacement of incumbent vendors. The company also reported strong financial results. Avago is a semiconductor supplier that reported strong results, due partly to accretive acquisitions, including LSI Corporation and PLX Technology. The company also announced plans to acquire Broadcom.

TOP INDIVIDUAL DETRACTORS

The most significant detractors from the Fund’s performance included Tiffany & Co., NetSuite, Inc. and Rackspace Hosting, Inc., each of which we exited by period end. Tiffany & Co., a leading retailer of high quality branded jewelry, reported disappointing holiday comps and lowered 2015 guidance, with currency headwinds pressuring the business significantly. NetSuite, a leading vendor of SaaS (Software as a Service) Enterprise Applications, guided fiscal year 2015 earnings per share (EPS) that was below the street estimates due to higher investments. Rackspace Hosting, a provider of managed hosting to small- and medium-sized businesses globally, released first quarter results and second quarter guidance that missed expections.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

3        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

We typically have several themes across the portfolios with current examples including Affordable Care Act beneficiaries, Building Materials, Consumer Revival and Cybersecurity. Looking forward, we are constructive on the prospects for mid-cap growth stocks in the second half 2015. At period end, we are anticipating economic growth similar to the 2% trend of the last few years, modest increases in interest rates and a soft profit growth outlook. Our segment of the market offers reasonable valuations, low exposure to a strong dollar and rising merger and acquisition activity. In addition, we feel that mid-caps offer an ongoing superior opportunity to generate outperformance through effective stock selection. We remain confident that our proven investment process can further leverage benchmark returns through effective stock selection.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$1,098.00	$4.17
Service shares	1,000.00	1,096.80	5.47

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value

Common Stocks—98.8%

Consumer Discretionary—23.5%

Auto Components—1.3%

Delphi Automotive plc	114,980	$9,783,648

Hotels, Restaurants & Leisure—4.6%

Domino’s Pizza, Inc.	116,420	13,202,028

Jack in the Box, Inc.	59,860	5,277,258

Marriott International, Inc., Cl. A	128,890	9,588,127

Norwegian Cruise Line Holdings Ltd.[1]	112,970	6,330,839

		34,398,252

Household Durables—2.3%

Harman International Industries, Inc.	73,890	8,788,477

Mohawk Industries, Inc.[1]	42,520	8,117,068

		16,905,545

Multiline Retail—2.0%

Dollar Tree, Inc.[1]	187,890	14,841,431

Specialty Retail—8.5%

L Brands, Inc.	119,160	10,215,587

O’Reilly Automotive, Inc.[1]	70,990	16,042,320

Ross Stores, Inc.	223,670	10,872,599

Tractor Supply Co.	125,050	11,246,997

Ulta Salon, Cosmetics & Fragrance, Inc.[1]	71,560	11,052,442

Williams-Sonoma, Inc.	46,280	3,807,455

		63,237,400

Textiles, Apparel & Luxury Goods—4.8%

Carter’s, Inc.	69,740	7,413,362

Hanesbrands, Inc.	458,954	15,292,347

Under Armour, Inc., Cl. A1	150,040	12,519,338

		35,225,047

Consumer Staples—7.0%

Beverages—2.7%

Constellation Brands, Inc., Cl. A	87,900	10,198,158

Monster Beverage Corp.[1]	72,170	9,672,223

		19,870,381

Food & Staples Retailing—1.0%

Kroger Co. (The)	104,880	7,604,849

Food Products—3.3%

Hain Celestial Group, Inc. (The)[1]	123,880	8,158,737

Hormel Foods Corp.	105,110	5,925,051

WhiteWave Foods Co. (The), Cl. A1	214,250	10,472,540

		24,556,328

Energy—3.5%

Energy Equipment & Services—1.0%

Cameron International Corp.[1]	72,580	3,801,014

Patterson-UTI Energy, Inc.	196,450	3,696,207

		7,497,221

Oil, Gas & Consumable Fuels—2.5%

Cimarex Energy Co.	49,930	5,507,778

Concho Resources, Inc.[1]	95,570	10,881,600

Memorial Resource Development Corp.[1]	114,419	2,170,529

		18,559,907

Financials—8.8%

Capital Markets—2.5%

Affiliated Managers Group, Inc.[1]	34,590	7,561,374

Lazard Ltd., Cl. A2	126,610	7,120,546

Legg Mason, Inc.	72,640	3,743,139

		18,425,059

Commercial Banks—3.8%

First Republic Bank	119,600	7,538,388

Signature Bank[1]	71,470	10,462,493

	Shares	Value

Commercial Banks (Continued)

SVB Financial Group[1]	71,530	$10,298,890

		28,299,771

Diversified Financial Services—0.6%

Moody’s Corp.	42,699	4,609,784

Real Estate Management & Development—1.9%

CBRE Group, Inc., Cl. A1	223,369	8,264,653

Jones Lang LaSalle, Inc.	32,140	5,495,940

		13,760,593

Health Care—17.1%

Biotechnology—3.3%

Alnylam Pharmaceuticals, Inc.[1]	38,590	4,625,783

BioMarin Pharmaceutical, Inc.[1]	40,070	5,480,775

Incyte Corp.[1]	95,450	9,946,845

Medivation, Inc.[1]	36,770	4,199,134

		24,252,537

Health Care Equipment & Supplies—3.2%

Cooper Cos., Inc. (The)	32,890	5,853,433

DexCom, Inc.[1]	104,540	8,361,109

Edwards Lifesciences Corp.[1]	65,680	9,354,803

		23,569,345

Health Care Providers & Services—7.3%

AmerisourceBergen Corp., Cl. A	103,160	10,970,034

Centene Corp.[1]	173,170	13,922,868

Team Health Holdings, Inc.[1]	140,360	9,169,719

Universal Health Services, Inc., Cl. B	75,420	10,717,182

VCA, Inc.[1]	181,590	9,879,404

		54,659,207

Health Care Technology—0.8%

Cerner Corp.[1]	84,770	5,854,216

Life Sciences Tools & Services—2.0%

Illumina, Inc.[1]	42,508	9,282,047

Quintiles Transnational Holdings, Inc.[1]	83,200	6,041,152

		15,323,199

Pharmaceuticals—0.5%

Jazz Pharmaceuticals plc[1]	21,570	3,797,830

Industrials—14.0%

Aerospace & Defense—1.8%

Hexcel Corp.	76,460	3,803,121

TransDigm Group, Inc.[1]	43,570	9,788,872

		13,591,993

Building Products—2.4%

A.O. Smith Corp.	146,660	10,556,587

Lennox International, Inc.	68,450	7,371,380

		17,927,967

Electrical Equipment—1.7%

Acuity Brands, Inc.	68,340	12,299,833

Industrial Conglomerates—1.1%

Carlisle Cos., Inc.	86,190	8,629,343

Machinery—4.9%

Middleby Corp. (The)[1]	98,630	11,069,245

Snap-on, Inc.	72,739	11,583,686

Wabtec Corp.	148,640	14,007,833

		36,660,764

Professional Services—2.1%

Equifax, Inc.	39,420	3,827,288

Robert Half International, Inc.	68,040	3,776,220

Verisk Analytics, Inc., Cl. A1	106,070	7,717,653

		15,321,161

6        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

	Shares	Value

Information Technology—19.7%

Communications Equipment—1.5%

Palo Alto Networks, Inc.[1]	64,800	$11,320,560

Electronic Equipment, Instruments, & Components—0.8%

Fitbit, Inc., Cl. A1	16,470	629,648

IPG Photonics Corp.[1]	62,160	5,294,478

		5,924,126

Internet Software & Services—3.3%

Akamai Technologies, Inc.[1]	110,330	7,703,240

CoStar Group, Inc.[1]	54,210	10,910,305

LinkedIn Corp., Cl. A1	29,430	6,081,121

		24,694,666

IT Services—2.2%

Fiserv, Inc.[1]	100,400	8,316,132

Global Payments, Inc.	74,780	7,735,991

		16,052,123

Semiconductors & Semiconductor Equipment—5.0%

Avago Technologies Ltd., Cl. A	83,460	11,094,338

Lam Research Corp.	84,970	6,912,309

NXP Semiconductors NV1	103,900	10,202,980

Skyworks Solutions, Inc.	86,060	8,958,846

		37,168,473

Software—6.9%

Activision Blizzard, Inc.	151,640	3,671,205

Electronic Arts, Inc.[1]	154,110	10,248,315

Fortinet, Inc.[1]	211,010	8,721,043

ServiceNow, Inc.[1]	138,400	10,284,504

Tableau Software, Inc., Cl. A1	91,700	10,573,010

Ultimate Software Group, Inc. (The)[1]	47,080	7,737,127

		51,235,204

	Shares Value

Materials—3.9%

Chemicals—1.6%

Sherwin-Williams Co. (The)	42,380	$11,655,348

Construction Materials—1.1%

Vulcan Materials Co.	102,640	8,614,575

Containers & Packaging—1.2%

Sealed Air Corp.	171,970	8,835,818

Telecommunication Services—1.3%

Wireless Telecommunication Services—1.3%

SBA Communications Corp., Cl. A1	85,600	9,841,432

Total Common Stocks (Cost $533,342,413)		734,804,936

Investment Company—1.2%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[3,4] (Cost $8,660,027)	8,660,027	8,660,027

Total Investments, at Value (Cost $542,002,440)	100.0%	743,464,963

Net Other Assets (Liabilities)	(0.0)	(72,466)

Net Assets	100.0%	$743,392,497

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	11,090,218	142,157,739	144,587,930	8,660,027

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$8,660,027	$10,511

4. Rate shown is the 7-day yield as of June 30, 2015.

See accompanying Notes to Financial Statements.

7        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $533,342,413)	$734,804,936
Affiliated companies (cost $8,660,027)	8,660,027

743,464,963

Cash	1,906,523

Receivables and other assets:
Investments sold	1,241,893
Shares of beneficial interest sold	206,576
Dividends	72,028
Other	56,214

Total assets	746,948,197

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,792,532
Investments purchased	1,676,498
Trustees’ compensation	44,921
Shareholder communications	19,513
Distribution and service plan fees	6,691
Other	15,545

Total liabilities	3,555,700

Net Assets	$743,392,497

Composition of Net Assets
Par value of shares of beneficial interest	$9,408

Additional paid-in capital	509,021,297

Accumulated net investment loss	(864,916)

Accumulated net realized gain on investments	33,764,185

Net unrealized appreciation on investments	201,462,523

Net Assets	$743,392,497

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $711,061,328 and 8,983,633 shares of beneficial interest outstanding)	$79.15

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $32,331,169 and 424,377 shares of beneficial interest outstanding)	$76.19

See accompanying Notes to Financial Statements.

8        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$2,090,818
Affiliated companies	10,511

Total investment income	2,101,329

Expenses
Management fees	2,598,071

Distribution and service plan fees:
Service shares	39,858

Transfer and shareholder servicing agent fees:
Non-Service shares	350,654
Service shares	15,944

Shareholder communications:
Non-Service shares	19,076
Service shares	869

Trustees’ compensation	14,009

Custodian fees and expenses	2,356

Other	26,184

Total expenses	3,067,021
Less reduction to custodian expenses	(73)
Less waivers and reimbursements of expenses	(94,302)

Net expenses	2,972,646

Net Investment Loss	(871,317)

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	35,054,551

Net change in unrealized appreciation/depreciation on investments	34,428,307

Net Increase in Net Assets Resulting from Operations	$68,611,541

See accompanying Notes to Financial Statements.

9        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment loss	$(871,317)	$(2,911,214)

Net realized gain	35,054,551	120,740,276

Net change in unrealized appreciation/depreciation	34,428,307	(78,732,569)

Net increase in net assets resulting from operations	68,611,541	39,096,493

Dividends and/or Distributions to Shareholders

Distributions from net realized gain:
Non-Service shares	(61,563,484)	—
Service shares	(2,875,460)	—

	(64,438,944)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	24,448,376	(80,362,833)
Service shares	1,292,690	(7,209,426)

	25,741,066	(87,572,259)

Net Assets
Total increase (decrease)	29,913,663	(48,475,766)

Beginning of period	713,478,834	761,954,600

End of period (including accumulated net investment income (loss) of ($864,916) and $6,401, respectively)	$743,392,497	$713,478,834

See accompanying Notes to Financial Statements.

10        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$78.82	$74.51	$54.80	$47.06	$46.55	$36.52

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.09)	(0.29)	(0.16)	0.01	(0.26)	(0.11)
Net realized and unrealized gain	7.87	4.60	19.88	7.73	0.77	10.14

Total from investment operations	7.78	4.31	19.72	7.74	0.51	10.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gain	(7.45)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(7.45)	0.00	(0.01)	0.00	0.00	0.00

Net asset value, end of period	$79.15	$78.82	$74.51	$54.80	$47.06	$46.55

Total Return, at Net Asset Value[3]	9.80%	5.78%	35.98%	16.45%	1.09%	27.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$711,061	$682,515	$725,406	$558,934	$543,020	$611,872

Average net assets (in thousands)	$707,240	$688,259	$618,970	$575,072	$605,083	$548,739

Ratios to average net assets:[4]
Net investment income (loss)	(0.23)%	(0.39)%	(0.24)%	0.03%	(0.53)%	(0.29)%
Total expenses[5]	0.83%	0.83%	0.84%	0.85%	0.84%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.76%

Portfolio turnover rate	40%	113%	84%	66%	91%	95%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.83%
Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%
Year Ended December 30, 2011	0.84%
Year Ended December 31, 2010	0.85%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$76.21	$72.22	$53.25	$45.84	$45.46	$35.75

Income (loss) from investment operations:
Net investment loss[2]	(0.19)	(0.46)	(0.30)	(0.12)	(0.37)	(0.20)
Net realized and unrealized gain	7.62	4.45	19.27	7.53	0.75	9.91

Total from investment operations	7.43	3.99	18.97	7.41	0.38	9.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(7.45)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(7.45)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$76.19	$76.21	$72.22	$53.25	$45.84	$45.46

Total Return, at Net Asset Value[3]	9.68%	5.53%	35.62%	16.17%	0.83%	27.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,331	$30,964	$36,549	$35,942	$35,773	$32,669

Average net assets (in thousands)	$32,157	$32,927	$35,905	$37,842	$37,775	$27,552

Ratios to average net assets:[4]
Net investment loss	(0.48)%	(0.64)%	(0.49)%	(0.22)%	(0.78)%	(0.53)%
Total expenses[5]	1.08%	1.08%	1.09%	1.10%	1.09%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.01%

Portfolio turnover rate	40%	113%	84%	66%	91%	95%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.08%
Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, as a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The

13        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund utilized $50,885,832 of capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$542,873,134

Gross unrealized appreciation	$204,302,327
Gross unrealized depreciation	(3,710,498)

Net unrealized appreciation	$200,591,829

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

14        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$174,391,323	$—	$—	$174,391,323
Consumer Staples	52,031,558	—	—	52,031,558
Energy	26,057,128	—	—	26,057,128
Financials	65,095,207	—	—	65,095,207
Health Care	127,456,334	—	—	127,456,334
Industrials	104,431,061	—	—	104,431,061
Information Technology	146,395,152	—	—	146,395,152
Materials	29,105,741	—	—	29,105,741
Telecommunication Services	9,841,432	—	—	9,841,432
Investment Company	8,660,027	—	—	8,660,027

Total Assets	$743,464,963	$—	$—	$743,464,963

15        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	196,585	$16,451,527	416,592	$31,353,214
Dividends and/or distributions reinvested	772,149	61,563,484	—	—
Redeemed	(644,663)	(53,566,635)	(1,493,014)	(111,716,047)

Net increase (decrease)	324,071	$24,448,376	(1,076,422)	$(80,362,833)

Service Shares
Sold	33,458	$2,706,902	42,402	$3,058,524
Dividends and/or distributions reinvested	37,465	2,875,460	—	—
Redeemed	(52,852)	(4,289,672)	(142,155)	(10,267,950)

Net increase (decrease)	18,071	$1,292,690	(99,753)	$(7,209,426)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$288,325,167	$325,472,996

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

16        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $82,168 and $3,750 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $8,384 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part

17        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

18        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Discovery Mid Cap Growth Fund/VA	6/16/15	0.0%	100.0%	0.0%

20        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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21        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

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22        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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23        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President
Justin Livengood, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way to Invest

June 30, 2015

Oppenheimer

Conservative Balanced Fund/VA*

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

- Listing of Top Holdings
- Fund Performance Discussion
- Financial Statements

* Prior to April 30, 2015, the Fund was named Oppenheimer Capital Income Fund/VA.

PORTFOLIO MANAGERS: Krishna Memani and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/015

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	1.32%	3.94%	10.26%	2.57%
Service Shares	5/1/02	1.13	3.63	9.99	2.32
Russell 3000 Index		1.94	7.29	17.54	8.15
Barclays U.S. Aggregate Bond Index		-0.15	1.81	3.34	4.43
Reference Index		0.68	3.91	8.47	6.32

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	1.7%
Allergan plc	1.3
Citigroup, Inc.	1.0
Mondelez International, Inc., Cl. A	0.8
Comcast Corp., Cl. A	0.8
PG&E Corp.	0.7
United Technologies Corp.	0.7
Philip Morris International, Inc.	0.6
Simon Property Group, Inc.	0.6
Chevron Corp.	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	32.1%
Common Stocks	29.9
Mortgage-Backed Obligations
Government Agency	18.9
Non-Agency	7.3
Asset-Backed Securities	9.6
Investment Company
Oppenheimer Institutional Money Market Fund	1.9
U.S. Government Obligations	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of investments.

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 1.32% during the reporting period. On a relative basis, the Fund outperformed its Reference Index, which returned 0.68%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Barclays U.S. Aggregate Bond Index returned - 0.15% and the Russell 3000 Index returned 1.94%.

MARKET OVERVIEW

The opening months of 2015 were marked by cooling U.S. growth after the strong fourth quarter of 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners.

Over the second half of the reporting period, market volatility returned despite a continuation of slow and stable growth in the U.S. Deflationary pressures also appeared to have subsided during the period. Oil prices rebounded from around $48 dollars per barrel to nearly $60 dollars per barrel. It is important to note that while these levels still represent a significant discount to previous years, we believe the lower prices should continue to have a stimulative effect on developed and emerging world oil importers. Meanwhile, emerging issues in Greece highlighted downside risks to the global economy and capital markets. Greece’s ongoing negotiations with creditors and ultimate default on a $1.7 billion International Monetary Fund (“IMF”) payment on June 30, 2015, led to a more challenging environment for the Eurozone. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit.

Longer-term U.S. Treasury rates continued to swing fairly wildly during the reporting period. Over the first half of the reporting period, the 10-year treasury rate fell, starting the reporting period at 2.17% and declining to 1.92% at the end of March. However, over the second half of the reporting period, longer-term U.S. Treasury rates marched higher as the 10-year treasury rate increased to 2.49% before ending the period at 2.35% due to the uncertainty around Greece. This net upward movement in rates ultimately contributed to U.S. Treasuries generating negative total returns during this time and for the overall reporting period.

EQUITY STRATEGY REVIEW

The equity strategy produced positive absolute performance during the reporting period, and outperformed the Russell 3000 Index. The equity strategy’s outperformance stemmed largely from stronger relative stock selection in the health care, information technology, financials and consumer staples sectors. The equity strategy underperformed the Russell 3000 Index in the consumer discretionary, industrials and materials sectors.

The equity strategy’s top contributors to performance included Mondelez International, Inc., JPMorgan Chase & Co. and Imperva, Inc. Mondelez manufactures and sells consumer products, primarily in the snack food and confection categories. Management reported significant margin expansion during the first quarter, surprising investors and leading to the stock’s strong performance. JPMorgan Chase performed well during the reporting period due primarily to rising interest rates. Higher rates should lead to expanding net interest margins for the company. Additionally, the Federal Reserve Board’s Comprehensive Capital Analysis and Review (CCAR) results were released late in the first quarter, which allowed the company to increase its dividends and continue to buy back stock. Imperva develops protection software and services for databases and business applications. The company reported strong results, demonstrating that the new management team’s sales and marketing overhaul is bearing fruit.

Detractors from performance included Xerox Corp., Applied Materials, Inc. and Simon Property Group, Inc. Xerox provides business process and information technology outsourcing, and document management services. Weak quarterly guidance triggered a major selloff in the stock as poor execution led to further downward revisions of earnings estimates. Applied Materials provides equipment used in the manufacture of LCD displays and solar panels, and the processing of silicon wafers to make computer chips. The company dropped its merger with Tokyo Electron as the U.S. Department of Justice would not allow the transaction to proceed on acceptable terms. The market reacted negatively. Simon Property is a real estate investment trust (REIT) that owns, develops, and manages retail real estate — primarily malls and outlets — mostly within the U.S. and Puerto Rico. Simon properties sold off along with the general REIT universe during the second quarter, driven primarily by rising long term interest rates.

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FIXED-INCOME STRATEGY REVIEW

During the reporting period, the fixed-income strategy produced a modest return and outperformed the Barclays U.S. Aggregate Bond Index. The fixed-income strategy received its strongest results from its investments in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). Among MBS, the strategy had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. Security selection within the agency MBS sector and an allocation to non-agency MBS served the strategy well during this reporting period as agency inverse interest-only security prices were supported by a more dovish Federal Reserve (“Fed”) outlook while non-agency MBS prices benefited from solid fundamentals and a lack of supply. The strategy’s exposure to ABS is primarily concentrated in securities backed by auto loans. These investments performed well for the fixed-income strategy this reporting period.

In addition to these investments, the fixed-income strategy had its largest exposure to corporate bonds at period end. The strategy had its largest weighting in investment grade corporate bonds, which we believe still offer solid value, and also maintained an allocation to non-investment grade (BB-rated and below) corporate bonds, which have historically offered attractive yields for only incremental credit risk relative to their investment grade (BBB-rated and above) counterparts. Both investment grade and non-investment grade corporate bonds benefited the fixed-income strategy’s performance versus the Barclays U.S. Aggregate Bond Index this reporting period, although investment grade corporates produced a slight negative return.

The primary detractor from the fixed-income strategy’s performance was its minimal exposure to U.S. Treasuries. As mentioned earlier, U.S. Treasury rates rose for the overall six-month reporting period, which impacted the total returns of these securities.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$1,013.20	$3.35
Service shares	1,000.00	1,011.30	4.60

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.47	3.36
Service shares	1,000.00	1,020.23	4.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value

Common Stocks—33.6%

Consumer Discretionary—4.4%

Auto Components—0.4%

Delphi Automotive plc	10,730	$913,016

Automobiles—0.4%

General Motors Co.	27,900	929,907

Diversified Consumer Services—0.2%

LifeLock, Inc.[1]	37,340	612,376

Hotels, Restaurants & Leisure—0.4%

Brinker International, Inc.	12,230	705,060

International Speedway Corp., Cl. A	7,500	275,025

		980,085

Household Durables—0.3%

Toll Brothers, Inc.[1]	18,160	693,530

Media—1.1%

Comcast Corp., Cl. A	31,470	1,892,606

Twenty-First Century Fox, Inc., Cl. A	30,380	988,717

		2,881,323

Specialty Retail—1.3%

AutoZone, Inc.[1]	2,400	1,600,560

Ross Stores, Inc.	23,490	1,141,849

Sally Beauty Holdings, Inc.[1]	17,920	565,913

		3,308,322

Textiles, Apparel & Luxury Goods—0.3%

PVH Corp.	5,620	647,424

Consumer Staples—2.8%

Beverages—0.3%

Diageo plc	26,530	769,009

Food Products—1.2%

Flowers Foods, Inc.	46,655	986,753

Mondelez International, Inc., Cl. A	48,050	1,976,777

		2,963,530

Household Products—0.6%

Henkel AG & Co. KGaA	16,738	1,599,641

Tobacco—0.7%

Philip Morris International, Inc.	20,260	1,624,244

Energy—2.3%

Oil, Gas & Consumable Fuels—2.3%

Antero Midstream Partners LP2	24,480	701,107

Chevron Corp.	16,840	1,624,555

HollyFrontier Corp.	10,750	458,917

Noble Energy, Inc.	22,760	971,397

Suncor Energy, Inc.	46,330	1,275,002

Western Refining, Inc.	19,820	864,548

		5,895,526

Financials—6.1%

Commercial Banks—2.9%

BancorpSouth, Inc.	33,520	863,475

Citigroup, Inc.	44,040	2,432,770

FirstMerit Corp.	39,200	816,536

Huntington Bancshares, Inc.	92,120	1,041,877

JPMorgan Chase & Co.	20,230	1,370,785

Webster Financial Corp.	18,620	736,421

		7,261,864

Consumer Finance—0.5%

Discover Financial Services	21,221	1,222,754

Insurance—1.2%

American International Group, Inc.	24,960	1,543,027

	Shares	Value

Insurance (Continued)

FNF Group	38,610	$1,428,184

		2,971,211

Real Estate Investment Trusts (REITs)—1.5%

Apollo Commercial Real Estate Finance, Inc.	44,110	724,727

Digital Realty Trust, Inc.	17,060	1,137,561

Simon Property Group, Inc.	9,400	1,626,388

STAG Industrial, Inc.	19,950	399,000

		3,887,676

Health Care—5.3%

Biotechnology—0.4%

BioMarin Pharmaceutical, Inc.[1]	6,690	915,058

Celldex Therapeutics, Inc.[1]	9,230	232,781

		1,147,839

Health Care Equipment & Supplies—0.6%

DexCom, Inc.[1]	6,980	558,260

Medtronic plc	13,039	966,190

		1,524,450

Health Care Providers & Services—1.7%

Centene Corp.[1]	12,120	974,448

Express Scripts Holding Co.[1]	10,830	963,220

Team Health Holdings, Inc.[1]	8,420	550,079

Universal Health Services, Inc., Cl. B	8,870	1,260,427

WellCare Health Plans, Inc.[1]	6,230	528,491

		4,276,665

Pharmaceuticals—2.6%

Allergan plc[1]	10,630	3,225,780

Merck & Co., Inc.	25,160	1,432,359

Pfizer, Inc.	27,405	918,889

Prestige Brands Holdings, Inc.[1]	19,930	921,563

		6,498,591

Industrials—3.4%

Aerospace & Defense—1.1%

L-3 Communications Holdings, Inc.	9,930	1,125,863

United Technologies Corp.	14,990	1,662,841

		2,788,704

Airlines—0.3%

Spirit Airlines, Inc.[1]	10,390	645,219

Commercial Services & Supplies—1.0%

KAR Auction Services, Inc.	16,260	608,124

Republic Services, Inc., Cl. A	19,700	771,649

Tyco International plc	31,220	1,201,346

		2,581,119

Construction & Engineering—0.2%

AECOM[1]	15,730	520,348

Machinery—0.5%

Deere & Co.	8,870	860,834

Joy Global, Inc.	11,550	418,110

		1,278,944

Professional Services—0.3%

Robert Half International, Inc.	15,450	857,475

Information Technology—6.4%

Internet Software & Services—1.0%

eBay, Inc.[1]	19,740	1,189,138

Facebook, Inc., Cl. A1	15,050	1,290,763

		2,479,901

IT Services—1.4%

Amdocs Ltd.	22,910	1,250,657

MasterCard, Inc., Cl. A	12,130	1,133,912

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Shares	Value

IT Services (Continued)

Xerox Corp.	105,510	$1,122,626

		3,507,195

Semiconductors & Semiconductor Equipment—1.0%

Applied Materials, Inc.	62,160	1,194,715

Cavium, Inc.[1]	7,390	508,507

Skyworks Solutions, Inc.	8,640	899,424

		2,602,646

Software—1.0%

Fortinet, Inc.[1]	13,290	549,276

Guidewire Software, Inc.[1]	8,570	453,610

Imperva, Inc.[1]	7,190	486,763

ServiceNow, Inc.[1]	7,310	543,206

Splunk, Inc.[1]	7,950	553,479

		2,586,334

Technology Hardware, Storage & Peripherals—2.0%

Apple, Inc.	34,150	4,283,264

Western Digital Corp.	9,050	709,701

		4,992,965

Materials—1.2%

Construction Materials—0.3%

Vulcan Materials Co.	10,250	860,283

Containers & Packaging—0.2%

Packaging Corp. of America	9,650	603,028

Metals & Mining—0.4%

Alcoa, Inc.	77,220	861,003

Paper & Forest Products—0.3%

PH Glatfelter Co.	27,990	615,500

Telecommunication Services—0.6%

Diversified Telecommunication Services—0.6%

ORBCOMM, Inc.[1]	375	2,531

Verizon Communications, Inc.	31,450	1,465,885

		1,468,416

Utilities—1.1%

Multi-Utilities—1.1%

Consolidated Edison, Inc.	15,400	891,352

PG&E Corp.	35,360	1,736,176

		2,627,528

Total Common Stocks (Cost $69,680,253)		84,485,591

	Principal Amount

Asset-Backed Securities—10.7%

Auto Loan—9.5%

American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[3]	$435,026	436,851
Series 2014-1,Cl. B, 2.39%, 11/12/19[3]	625,000	626,631
Series 2014-2,Cl. B, 2.26%, 3/10/20[3]	160,000	160,129
Series 2014-3,Cl. B, 2.43%, 6/10/20[3]	595,000	595,754
Series 2014-4,Cl. B, 2.60%, 10/12/20[3]	175,000	175,081
Series 2015-1,Cl. B, 2.85%, 2/12/21[3]	445,000	445,375

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[3]	380,000	392,211
Series 2012-4,Cl. D, 2.68%, 10/9/18	115,000	117,168
Series 2012-5,Cl. D, 2.35%, 12/10/18	965,000	979,137
Series 2013-2,Cl. E, 3.41%, 10/8/20[3]	415,000	421,430
Series 2013-3,Cl. E, 3.74%, 12/8/20[3]	165,000	168,734
Series 2013-4,Cl. D, 3.31%, 10/8/19	677,000	694,980
Series 2014-1,Cl. E, 3.58%, 8/9/21	110,000	110,708
Series 2014-2,Cl. D, 2.57%, 7/8/20	280,000	280,394
Series 2014-2,Cl. E, 3.37%, 11/8/21	330,000	329,030
Series 2014-4,Cl. D, 3.07%, 11/9/20	275,000	276,990
Series 2015-2,Cl. D, 3.00%, 6/8/21	80,000	80,159

	Principal Amount	Value

Auto Loan (Continued)

California Republic Auto Receivables Trust:
Series 2014-2,Cl. C, 3.29%, 3/15/21	$95,000	$94,839
Series 2014-4,Cl. C, 3.56%, 9/15/21	125,000	125,112

Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	125,000	125,927
Series 2014-1,Cl. D, 3.39%, 7/22/19	140,000	143,164
Series 2014-3,Cl. D, 3.14%, 2/20/20	195,000	196,913
Series 2015-1,Cl. D, 3.16%, 8/20/20	195,000	195,799
Series 2015-2,Cl. C, 2.67%, 8/20/20	180,000	179,964

CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[3]	1,934	1,935
Series 2013-2A,Cl. B, 3.15%, 8/15/19[3]	635,000	645,322
Series 2014-1A,Cl. A, 1.46%, 12/17/18[3]	81,445	81,353
Series 2015-1A,Cl. A, 1.75%, 6/15/21[3]	246,695	246,991

CarMax Auto Owner Trust, Series 2015-2, Cl. D,
3.04%, 11/15/21	115,000	114,966

Centre Point Funding LLC, Series 2010-1A, Cl. 1,
5.43%, 7/20/16[3]	13,336	13,354

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[3]	93,916	94,532
Series 2014-A,Cl. A, 1.21%, 8/15/18[3]	307,562	307,295
Series 2014-B,Cl. A, 1.11%, 11/15/18[3]	250,677	250,077
Series 2014-C,Cl. A, 1.31%, 2/15/19[3]	269,326	269,342

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%,
12/16/19[3]	34,424	34,606

Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[3]	165,000	164,815
Series 2013-2A,Cl. B, 2.26%, 10/15/21[3]	310,000	312,288
Series 2014-1A,Cl. B, 2.29%, 4/15/22[3]	270,000	271,380
Series 2014-2A,Cl. B, 2.67%, 9/15/22[3]	195,000	195,725
Series 2015-1A,Cl. C, 3.30%, 7/17/23[3]	265,000	266,428

Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[4]	285,000	286,876
Series 2015-BA,Cl. C, 2.76%, 7/15/21[3]	345,000	345,191

DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[3]	260,336	261,395
Series 2013-1A,Cl. D, 3.74%, 5/15/20[3]	200,000	201,492
Series 2013-2A,Cl. D, 4.18%, 6/15/20[3]	545,000	552,423
Series 2014-1A,Cl. D, 3.98%, 1/15/21[3]	435,000	440,078
Series 2014-2A,Cl. D, 3.68%, 4/15/21[3]	615,000	618,490
Series 2014-3A,Cl. D, 4.47%, 11/15/21[3]	245,000	248,187
Series 2015-1A,Cl. C, 2.87%, 11/16/20[3]	205,000	205,944

Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[3]	516,000	517,816
Series 2014-1A,Cl. B, 2.42%, 1/15/19[3]	280,000	281,678
Series 2014-1A,Cl. C, 3.57%, 7/15/19[3]	280,000	283,096
Series 2014-2A,Cl. A, 1.06%, 8/15/18[3]	59,552	59,472
Series 2014-2A,Cl. C, 3.26%, 12/16/19[3]	135,000	134,413

First Investors Auto Owner Trust:
Series 2012-1A,Cl. D, 5.65%, 4/15/18[3]	140,000	142,591
Series 2013-3A,Cl. B, 2.32%, 10/15/19[3]	465,000	469,249
Series 2013-3A,Cl. C, 2.91%, 1/15/20[3]	200,000	202,306
Series 2013-3A,Cl. D, 3.67%, 5/15/20[3]	165,000	166,699
Series 2014-1A,Cl. D, 3.28%, 4/15/21[3]	270,000	269,013
Series 2014-3A,Cl. D, 3.85%, 2/15/22[3]	175,000	176,197

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[3]	140,194	140,042
Series 2014-2,Cl. A, 1.43%, 12/16/19[3]	277,797	277,617

GM Financial Automobile Leasing Trust:
Series 2014-1A,Cl. D, 2.51%, 3/20/19[3]	470,000	469,835
Series 2015-1,Cl. D, 3.01%, 3/20/20	280,000	279,268

GO Financial Auto Securitization Trust, Series
2015-1, Cl. A, 1.81%, 3/15/18[3]	213,592	213,468

Navistar Financial Dealer Note Master Owner Trust
II, Series 2014-1, Cl. D, 2.487%, 10/25/19[3,5]	145,000	145,056

Santander Drive Auto Receivables Trust:
Series 2012-6,Cl. D, 2.52%, 9/17/18	235,000	236,266
Series 2012-AA,Cl. D, 2.46%, 12/17/18[3]	945,000	958,251
Series 2013-1,Cl. C, 1.76%, 1/15/19	365,000	366,133

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Loan (Continued)

Santander Drive Auto Receivables Trust: (Continued)
Series 2013-2,Cl. D, 2.57%, 3/15/19	$715,000	$725,256
Series 2013-3,Cl. D, 2.42%, 4/15/19	105,000	106,212
Series 2013-4,Cl. D, 3.92%, 1/15/20	385,000	398,949
Series 2013-A,Cl. E, 4.71%, 1/15/21[3]	325,000	344,240
Series 2014-1,Cl. D, 2.91%, 4/15/20	265,000	268,175
Series 2014-4,Cl. D, 3.10%, 11/16/20	225,000	226,726
Series 2015-1,Cl. D, 3.24%, 4/15/21	300,000	301,782
Series 2015-2,Cl. D, 3.02%, 4/15/21	320,000	318,573

SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[3]	48,668	48,740
Series 2013-1A,Cl. C, 3.07%, 8/15/18[3]	100,000	101,161
Series 2014-1A,Cl. A, 1.03%, 9/17/18[3]	77,953	77,989
Series 2014-1A,Cl. D, 2.88%, 1/15/20[3]	165,000	165,890

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[3]	115,000	115,129
Series 2015-1A,Cl. D, 3.53%, 3/15/22[3]	190,000	190,464

United Auto Credit Securitization Trust:
Series 2013-1,Cl. C, 2.22%, 12/15/17[3]	8,320	8,326
Series 2014-1,Cl. D, 2.38%, 10/15/18[3]	190,000	188,864
Series 2015-1,Cl. D, 2.92%, 6/17/19[3]	260,000	260,666

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[3]	180,000	178,697
Series 2014-2A,Cl. D, 2.86%, 7/15/21[3]	195,000	194,532
Series 2015-2A,Cl. C, 2.45%, 1/15/21[3]	250,000	249,975

		24,041,777

Equipment—0.7%

CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[3]	546,111	547,799
Series 2014-2A,Cl. A, 3.38%, 10/18/29[3]	443,333	445,797

Cronos Containers Program I Ltd., Series 2014-2A,
Cl. A, 3.27%, 11/18/29[3]	500,324	502,590

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%,
4/15/43[3]	50,694	50,240

Trip Rail Master Funding LLC, Series 2014-1A, Cl.
A1, 2.863%, 4/15/44[3]	145,770	145,514

		1,691,940

Home Equity Loan—0.5%

American Credit Acceptance Receivables Trust,
Series 2015-2, Cl. B, 2.97%, 5/12/21[3]	425,000	426,308

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	342,493	340,594

TAL Advantage V LLC:
Series 2014-1A,Cl. A, 3.51%, 2/22/39[3]	403,000	405,066
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[3]	112,141	111,461

		1,283,429

Total Asset-Backed Securities (Cost $26,894,014)		27,017,146

Mortgage-Backed Obligations—29.4%

Government Agency—21.3%

FHLMC/FNMA/FHLB/Sponsored—21.1%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	37,292	38,846
5.00%, 12/1/34	3,816	4,262
5.50%, 9/1/39	563,468	631,483
6.50%, 4/1/18-4/1/34	38,251	43,109
7.00%, 10/1/31-10/1/37	185,911	212,845
8.00%, 4/1/16	662	666
9.00%, 8/1/22-5/1/25	4,296	4,748

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 11.714%, 4/1/27[6]	90,607	22,103
Series 192,Cl. IO, 4.479%, 2/1/28[6]	25,653	4,329
Series 243,Cl. 6, 0.00%, 12/15/32[6,7]	73,063	13,823

Federal Home Loan Mortgage Corp., Mtg.-Linked
Amortizing Global Debt Securities, Series 2012-1,
Cl. A10, 2.06%, 1/15/22	307,057	312,318

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.233%, 6/1/26[8]	$28,132	$26,333

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	44,745	46,284
Series 2427,Cl. ZM, 6.50%, 3/15/32	143,352	165,254
Series 2461,Cl. PZ, 6.50%, 6/15/32	67,005	77,437
Series 2564,Cl. MP, 5.00%, 2/15/18	140,871	146,872
Series 2585,Cl. HJ, 4.50%, 3/15/18	79,645	83,112
Series 2626,Cl. TB, 5.00%, 6/15/33	149,252	161,406
Series 2635,Cl. AG, 3.50%, 5/15/32	54,694	57,098
Series 2707,Cl. QE, 4.50%, 11/15/18	360,993	377,654
Series 2770,Cl. TW, 4.50%, 3/15/19	15,396	16,104
Series 3010,Cl. WB, 4.50%, 7/15/20	45,645	48,062
Series 3025,Cl. SJ, 24.07%, 8/15/35[5]	24,399	38,547
Series 3030,Cl. FL, 0.586%, 9/15/35[5]	122,316	123,190
Series 3741,Cl. PA, 2.15%, 2/15/35	361,174	367,263
Series 3815,Cl. BD, 3.00%, 10/15/20	13,831	14,169
Series 3822,Cl. JA, 5.00%, 6/15/40	107,997	115,898
Series 3840,Cl. CA, 2.00%, 9/15/18	10,241	10,377
Series 3848,Cl. WL, 4.00%, 4/15/40	187,352	193,011
Series 3857,Cl. GL, 3.00%, 5/15/40	10,606	10,860
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,001,702	1,007,513

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 50.245%, 3/15/29[6]	89,933	20,478
Series 2796,Cl. SD, 51.196%, 7/15/26[6]	120,607	26,022
Series 2920,Cl. S, 52.833%, 1/15/35[6]	622,160	120,480
Series 2922,Cl. SE, 5.619%, 2/15/35[6]	37,145	7,075
Series 2981,Cl. AS, 0.206%, 5/15/35[6]	357,911	71,516
Series 3201,Cl. SG, 1.768%, 8/15/36[6]	98,407	18,290
Series 3397,Cl. GS, 15.854%, 12/15/37[6]	42,573	8,834
Series 3424,Cl. EI, 15.518%, 4/15/38[6]	23,757	3,422
Series 3450,Cl. BI, 8.589%, 5/15/38[6]	114,459	19,112
Series 3606,Cl. SN, 0.698%, 12/15/39[6]	62,835	11,443

Federal National Mortgage Assn.:
3.00%, 7/1/30[9]	2,030,000	2,100,257
3.50%, 7/1/41[9]	17,055,000	17,543,665
4.00%, 7/1/45[9]	15,280,000	16,169,046
4.50%, 7/1/30[9]	504,000	524,928
5.00%, 7/1/45[9]	4,215,000	4,655,987
6.00%, 7/1/45[9]	425,000	483,172

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	430,563	453,881
5.00%, 3/1/21	18,164	19,294
5.50%, 9/1/20	3,661	3,916
6.00%, 11/1/17-3/1/37	255,987	289,084
6.50%, 5/1/17-10/1/19	40,562	41,899
7.00%, 11/1/17-10/1/35	10,640	11,012
7.50%, 1/1/33	86,331	104,681
8.50%, 7/1/32	5,817	6,705

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 17.764%, 6/25/23[6]	194,821	39,976
Series 233,Cl. 2, 38.765%, 8/25/23[6]	143,255	31,019
Series 252,Cl. 2, 37.707%, 11/25/23[6]	186,145	27,845
Series 319,Cl. 2, 0.779%, 2/25/32[6]	40,708	9,525
Series 320,Cl. 2, 7.768%, 4/25/32[6]	13,242	2,576
Series 321,Cl. 2, 0.00%, 4/25/32[6,7]	144,564	33,958
Series 331,Cl. 9, 16.765%, 2/25/33[6]	163,718	37,660
Series 334,Cl. 17, 18.073%, 2/25/33[6]	93,583	21,417
Series 339,Cl. 12, 0.00%, 6/25/33[6,7]	131,170	34,145
Series 339,Cl. 7, 0.00%, 11/25/33[6,7]	375,688	71,869
Series 343,Cl. 13, 0.00%, 9/25/33[6,7]	128,798	26,359
Series 345,Cl. 9, 0.00%, 1/25/34[6,7]	120,005	23,669
Series 351,Cl. 10, 0.00%, 4/25/34[6,7]	17,011	3,493
Series 351,Cl. 8, 0.00%, 4/25/34[6,7]	57,944	11,915
Series 356,Cl. 10, 0.00%, 6/25/35[6,7]	41,610	9,147

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 356,Cl. 12, 0.00%, 2/25/35[6,7]	$22,165	$4,890
Series 362,Cl. 13, 0.00%, 8/25/35[6,7]	154,734	33,710
Series 364,Cl. 16, 0.00%, 9/25/35[6,7]	109,413	24,254

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	66,800	76,117
Series 2003-100,Cl. PA, 5.00%, 10/25/18	283,943	297,864
Series 2003-130,Cl. CS, 13.726%, 12/25/33[5]	15,428	18,787
Series 2003-84,Cl. GE, 4.50%, 9/25/18	21,637	22,543
Series 2004-101,Cl. BG, 5.00%, 1/25/20	131,409	134,761
Series 2004-25,Cl. PC, 5.50%, 1/25/34	189,776	200,090
Series 2005-104,Cl. MC, 5.50%, 12/25/25	307,957	338,124
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	292,079
Series 2005-73,Cl. DF, 0.437%, 8/25/35[5]	277,739	278,969
Series 2006-11,Cl. PS, 23.881%, 3/25/36[5]	92,669	148,289
Series 2006-46,Cl. SW, 23.514%, 6/25/36[5]	66,431	89,444
Series 2006-50,Cl. KS, 23.514%, 6/25/36[5]	14,246	22,435
Series 2008-75,Cl. DB, 4.50%, 9/25/23	84,982	88,428
Series 2009-113,Cl. DB, 3.00%, 12/25/20	299,795	307,417
Series 2009-36,Cl. FA, 1.127%, 6/25/37[5]	98,746	101,441
Series 2009-37,Cl. HA, 4.00%, 4/25/19	85,801	88,624
Series 2009-70,Cl. TL, 4.00%, 8/25/19	928,150	956,715
Series 2010-43,Cl. KG, 3.00%, 1/25/21	142,072	146,220
Series 2011-15,Cl. DA, 4.00%, 3/25/41	54,605	57,127
Series 2011-3,Cl. EL, 3.00%, 5/25/20	500,158	512,772
Series 2011-3,Cl. KA, 5.00%, 4/25/40	217,867	238,999
Series 2011-38,Cl. AH, 2.75%, 5/25/20	11,287	11,538
Series 2011-82,Cl. AD, 4.00%, 8/25/26	307,385	318,689

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 28.286%, 11/25/31[6]	154,162	36,940
Series 2001-81,Cl. S, 25.165%, 1/25/32[6]	39,720	9,293
Series 2002-47,Cl. NS, 30.968%, 4/25/32[6]	109,813	27,016
Series 2002-51,Cl. S, 31.162%, 8/25/32[6]	100,835	24,818
Series 2002-52,Cl. SD, 35.368%, 9/25/32[6]	142,230	34,408
Series 2002-77,Cl. SH, 35.442%, 12/18/32[6]	62,801	14,869
Series 2002-84,Cl. SA, 34.729%, 12/25/32[6]	151,029	36,293
Series 2002-9,Cl. MS, 26.044%, 3/25/32[6]	42,641	9,916
Series 2003-33,Cl. SP, 29.22%, 5/25/33[6]	165,152	35,634
Series 2003-4,Cl. S, 30.803%, 2/25/33[6]	91,437	23,366
Series 2003-46,Cl. IH, 0.00%, 6/25/23[6,7]	327,465	42,891
Series 2004-54,Cl. DS, 39.228%, 11/25/30[6]	119,530	23,449
Series 2004-56,Cl. SE, 11.834%, 10/25/33[6]	31,721	6,327
Series 2005-12,Cl. SC, 9.333%, 3/25/35[6]	17,587	3,859
Series 2005-14,Cl. SE, 37.71%, 3/25/35[6]	57,716	9,568
Series 2005-40,Cl. SA, 48.999%, 5/25/35[6]	308,916	58,094
Series 2005-52,Cl. JH, 2.135%, 5/25/35[6]	785,647	147,961
Series 2005-93,Cl. SI, 21.353%, 10/25/35[6]	74,792	13,161
Series 2007-88,Cl. XI, 35.497%, 6/25/37[6]	180,860	31,854
Series 2008-55,Cl. SA, 14.432%, 7/25/38[6]	82,641	10,434
Series 2009-8,Cl. BS, 0.00%, 2/25/24[6,7]	29,902	1,710
Series 2012-134,Cl. SA, 12.555%, 12/25/42[6]	609,799	154,544
Series 2012-40,Cl. PI, 0.00%, 4/25/41[6,7]	354,641	64,292

Federal National Mortgage Assn., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through
Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.039%, 9/25/23[8]	71,333	68,488

		53,173,259

GNMA/Guaranteed—0.2%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	36,190	39,322
7.50%, 1/15/23-6/15/24	35,824	38,748
8.00%, 5/15/17-4/15/23	24,980	27,389
8.50%, 8/15/17-12/15/17	4,003	4,177

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 58.848%, 2/16/32[6]	193,522	37,510

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-76,Cl. SY, 61.726%, 12/16/26[6]	$401,865	$81,677
Series 2007-17,Cl. AI, 19.026%, 4/16/37[6]	438,912	84,625
Series 2011-52,Cl. HS, 9.23%, 4/16/41[6]	216,213	41,787

		355,235

Non-Agency—8.1%

Commercial—7.4%

Banc of America Commercial Mortgage Trust,
Series 2006-5, Cl. AM, 5.448%, 9/10/47	215,000	223,683

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.477%, 7/20/36[5]	924,230	866,376
Series 2014-R7,Cl. 3A1, 2.617%, 3/26/36[4,5]	400,888	409,343

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[3,5]	266,347	270,864

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[5]	325,793	329,422
Series 2005-9,Cl. A1, 2.41%, 10/25/35[5]	914,558	902,522

Chase Mortgage Finance Trust, Series 2005-A2, Cl.
1A3, 2.435%, 1/25/36[5]	210,492	198,588

Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.349%, 12/10/49[5]	105,000	113,707
Series 2013-GC11,Cl. D, 4.604%, 4/10/46[3,5]	185,000	174,448

Citigroup Mortgage Loan Trust, Inc., Series 2006- AR1, Cl. 1A1, 2.57%, 10/25/35[5]	802,658	794,235

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.727%, 10/15/45[3,5]	185,000	180,415
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[3,5]	480,000	458,248
Series 2013-CR7,Cl. D, 4.494%, 3/10/46[3,5]	445,000	409,907
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	860,000	881,185

COMM Mortgage Trust, Interest-Only Stripped
Mtg.-Backed Security, Series 2012-CR5, Cl. XA,
0%, 12/10/45[6,7]	430,856	37,511

Commercial Mortgage Trust, Series 2007-GG11,
Cl. AM, 5.867%, 12/10/49[5]	170,000	182,539

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[5]	275,000	277,275

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	212,972	179,502
Series 2009-13R,Cl. 4A1, 2.625%, 9/26/36[3,5]	100,428	101,082

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[3,5]	50,000	53,468

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	135,333	129,877
Series 2005-FA8,Cl. 1A6, 0.837%, 11/25/35[5]	145,956	110,290

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.549%, 11/25/46[3,5]	50,000	51,004
Series 2013-K25,Cl. C, 3.743%, 11/25/45[3,5]	60,000	58,770
Series 2013-K26,Cl. C, 3.723%, 12/25/45[3,5]	40,000	39,408
Series 2013-K27,Cl. C, 3.616%, 1/25/46[3,5]	110,000	106,851
Series 2013-K28,Cl. C, 3.614%, 6/25/46[3,5]	450,000	436,342
Series 2013-K502,Cl. C, 3.302%, 3/25/45[3,5]	220,000	223,751
Series 2013-K712,Cl. C, 3.484%, 5/25/45[3,5]	70,000	70,182
Series 2013-K713,Cl. C, 3.274%, 4/25/46[3,5]	145,000	142,972
Series 2014-K715,Cl. C, 4.264%, 2/25/46[3,5]	35,000	35,595
Series 2015-K44,Cl. B, 3.811%, 1/25/48[3,5]	365,000	357,218

GSMSC Pass-Through Trust, Series 2009-3R, Cl.
1A2, 6%, 4/25/37[3,5]	477,263	444,066

GSR Mortgage Loan Trust, Series 2005-AR4, Cl.
6A1, 2.937%, 7/25/35[5]	47,383	46,864

JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2012-LC9, Cl. E, 4.569%, 12/15/47[3,5]	285,000	277,748

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[5]	690,000	714,145
Series 2012-C6,Cl. E, 5.372%, 5/15/45[3,5]	380,000	384,143

JP Morgan Mortgage Trust, Series 2007-A1, Cl.
5A1, 2.555%, 7/25/35[5]	188,627	189,195

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.625%, 9/26/36[3,5]	$373,076	$373,780
Series 2009-5,Cl. 1A2, 2.721%, 7/26/36[3,5]	253,698	221,979

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	360,000	375,022
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	180,000	182,897

MASTR Adjustable Rate Mortgages Trust, Series
2004-13, Cl. 2A2, 2.666%, 4/21/34[5]	81,585	83,596

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.816%, 11/15/45[3,5]	385,000	380,246
Series 2013-C7,Cl. D, 4.437%, 2/15/46[3,5]	115,000	108,407
Series 2013-C8,Cl. D, 4.309%, 12/15/48[3,5]	80,000	74,524
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	733,627

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	470,000	496,360

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 1.969%, 11/26/36[3,5]	251,018	190,986

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.379%, 6/26/46[3,5]	614,507	619,917

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.248%, 7/26/45[3,5]	44,582	44,573

Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-10, Cl. 2A, 2.447%, 8/25/34[5]	355,714	353,482

UBS-Barclays Commercial Mortgage Trust, Series
2012-C2, Cl. E, 4.889%, 5/10/63[3,5]	45,000	44,953

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.348%, 12/25/35[5]	163,462	158,475
Series 2005-AR16,Cl. 1A1, 2.341%, 12/25/35[5]	151,650	144,604

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.617%, 2/25/35[5]	35,628	35,908
Series 2005-AR10,Cl. 1A1, 2.658%, 6/25/35[5]	693,595	710,588
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[5]	473,672	451,926
Series 2006-AR7,Cl. 2A4, 2.732%, 5/25/36[5]	248,640	237,886
Series 2006-AR8,Cl. 2A4, 2.641%, 4/25/36[5]	169,347	165,648
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	105,067	108,813
Series 2007-AR8,Cl. A1, 2.614%, 11/25/37[5]	487,838	430,973

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.606%, 12/15/45[3,5]	160,000	154,219
Series 2012-C7,Cl. E, 4.999%, 6/15/45[3,5]	80,000	80,272
Series 2012-C8,Cl. E, 5.038%, 8/15/45[3,5]	365,000	368,646
Series 2013-C11,Cl. D, 4.32%, 3/15/45[3,5]	49,000	46,244
Series 2013-C15,Cl. D, 4.631%, 8/15/46[3,5]	225,000	213,416

WF-RBS Commercial Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through Certificates, Series
2011-C3, Cl. XA, 0%, 3/15/44[3,6,7]	3,785,373	181,130

		18,635,838

Multi-Family—0.1%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[5]	241,916	236,484
Series 2006-AR2,Cl. 2A3, 2.621%, 3/25/36[5]	45,608	45,144

Residential—0.6%

Alternative Loan Trust, Series 2005-29CB, Cl. A4,
5%, 7/25/35	420,741	385,364

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	103,354	95,646
Series 2007-C,Cl. 1A4, 5.308%, 5/20/36[5]	41,275	38,746

Banc of America Mortgage Trust, Series 2004-E, Cl.
2A6, 2.863%, 6/25/34[5]	119,409	119,305

Bear Stearns ARM Trust, Series 2006-1, Cl. A1,
2.36%, 2/25/36[5]	341,166	339,338

Carrington Mortgage Loan Trust, Series 2006-
FRE1, Cl. A2, 0.297%, 7/25/36[5]	66,955	65,790

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	124,341	119,181
Series 2006-6,Cl. A3, 6.00%, 4/25/36	64,060	62,160

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2,
0.497%, 7/25/35[5]	59,820	55,613

	Principal Amount	Value

Residential (Continued)

RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	$16,847	$16,936
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	14,824	12,045

WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-AR10, Cl. A7, 2.418%, 10/25/33[5]	167,136	170,929

Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Cl. 1A2, 5.808%, 10/25/36[5]	89,116	87,058

		1,568,111

Total Mortgage-Backed Obligations (Cost $73,482,951)		74,014,071

U.S. Government Obligations—0.3%

Federal Home Loan Mortgage Corp. Nts., 5.50%,
7/18/16	65,000	68,433

Federal National Mortgage Assn. Nts., 1%,
9/27/17	193,000	193,765

United States Treasury Nts., 1.50%, 5/31/19	552,000	554,803

Total U.S. Government Obligations (Cost $814,224)		817,001

Non-Convertible Corporate Bonds and Notes—36.0%

Consumer Discretionary—4.7%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	128,000	119,779

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts.,
11/2/17	77,000	76,732

		196,511

Automobiles—1.2%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[3]	463,000	463,214
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	397,940

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec.
Nts., 9/8/24	970,000	957,579

General Motors Co., 6.25% Sr. Unsec. Nts.,
10/2/43	437,000	488,284

Hyundai Capital America, 1.45% Sr. Unsec. Nts.,
2/6/17[3]	468,000	466,631

Kia Motors Corp., 3.625% Sr. Unsec. Nts.,
6/14/16[3]	341,000	348,338

		3,121,986

Hotels, Restaurants & Leisure—0.6%

Brinker International, Inc., 2.60% Sr. Unsec. Nts.,
5/15/18	151,000	151,321

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	465,629

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts.,
8/15/16	77,000	79,099

Marriott International, Inc., 3.25% Sr. Unsec. Nts.,
9/15/22	262,000	258,427

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts.,
12/1/16	403,000	425,323

		1,379,799

Household Durables—0.4%

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	140,000	138,250
4.75% Sr. Unsec. Nts., 5/30/25	281,000	273,975

Toll Brothers Finance Corp., 4.375% Sr. Unsec.
Nts., 4/15/23	410,000	403,850

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	123,000	123,396
1.65% Sr. Unsec. Nts., 11/1/17	105,000	105,399

		1,044,870

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Leisure Equipment & Products—0.2%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	$433,000	$430,927

Media—1.4%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	183,000	212,555

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	289,887

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	156,000	156,193

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	65,000	61,165

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	77,000	79,838
9.15% Debs., 2/1/23	118,000	155,936

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	226,000	228,882

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	441,000	438,795

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[3]	101,000	103,394

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	404,000	412,167

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	217,000	211,946

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	416,019

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	145,000	119,238

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	183,000	185,842

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	415,000	402,031

		3,473,888

Specialty Retail—0.5%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	415,000	432,471

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	178,401

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	425,000	419,348

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	228,000	230,349

		1,260,569

Textiles, Apparel & Luxury Goods—0.3%

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25[3]	430,000	418,175

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	431,000	428,845

		847,020

Consumer Staples—2.6%

Beverages—0.7%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	386,000	574,024

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	390,000	391,950

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[3]	423,000	432,357
4.25% Sr. Unsec. Nts., 7/15/22[3]	260,000	271,055

		1,669,386

Food & Staples Retailing—0.4%
CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	101,000	110,084

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	251,000	254,793

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	386,000	425,129
6.90% Sr. Unsec. Nts., 4/15/38	109,000	135,209

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	220,000	220,283

		1,145,498

	Principal Amount	Value

Food Products—1.1%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	$350,000	$360,489
8.50% Sr. Unsec. Nts., 6/15/19	320,000	387,242

HJ Heinz Co.:
3.95% Sr. Unsec. Nts., 7/15/25[3,9]	215,000	216,647
5.20% Sr. Unsec. Nts., 7/15/45[3,9]	49,000	50,332

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	422,734

JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[3]	334,000	333,825

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	99,000	98,678

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	420,000	424,200

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	140,000	140,901
6.60% Sr. Unsec. Nts., 4/1/16	402,000	417,416

		2,852,464

Tobacco—0.4%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	241,000	396,934

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	185,000	195,208
6.75% Sr. Unsec. Nts., 6/15/17	388,000	424,120

		1,016,262

Energy—3.8%

Energy Equipment & Services—0.6%

Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	85,000	84,194

Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	99,000	101,588

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25[3]	165,000	170,407

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	348,000	349,086

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	179,000	177,850

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[3]	431,000	431,529

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	118,000	99,764

		1,414,418

Oil, Gas & Consumable Fuels—3.2%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	196,000	220,941

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	234,000	229,579

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	189,000	203,969

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	165,000	163,909
5.90% Sr. Unsec. Nts., 2/1/18	186,000	203,001

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	116,000	109,578

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	224,000	223,319

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	444,768

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[3]	224,000	221,075

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[3]	342,000	342,094

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	197,000	188,021

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	356,000	351,541
4.40% Sr. Unsec. Nts., 4/1/24	112,000	112,353

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	236,000	256,357

Kinder Morgan Energy Partners LP, 4.10% Sr. Unsec. Nts., 11/15/15	181,000	182,898

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[3]	521,000	548,934

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	$430,000	$421,400

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	120,000	115,002

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	218,000	215,744

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[3]	468,000	480,183
5.45% Sr. Unsec. Nts., 10/14/21[3]	295,000	318,597

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	86,000	80,975

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	385,000	416,465

Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	322,000	310,944

Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	238,000	240,562

Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	85,000	75,320
4.60% Sr. Unsec. Nts., 6/15/21	277,000	297,739
4.75% Sr. Unsec. Nts., 3/15/24	229,000	243,131

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	273,000	274,044

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	195,000	196,643

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	372,000	398,609

		8,087,695

Financials—10.5%

Capital Markets—2.4%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	368,000	368,388

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[3]	458,000	458,554

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	604,000	600,927

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	435,000	414,962

Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	301,000	290,450
5.70% Jr. Sub. Perpetual Bonds, Series L5,10	448,000	450,173

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[3]	355,000	339,935

Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	104,000	99,019
4.25% Sr. Unsec. Nts., 11/14/20	401,000	421,744

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	255,000	237,946
5.00% Sub. Nts., 11/24/25	395,000	413,713
5.45% Jr. Sub. Perpetual Bonds, Series H5,10	428,000	425,325

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	455,385

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	294,912

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[5,10]	638,000	654,014

		5,925,447

Commercial Banks—3.7%

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	424,000	564,657

Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	353,000	334,626

CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	434,000	431,830

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	199,000	241,069
5.95% Jr. Sub. Perpetual Bonds, Series D5,10	465,000	458,606

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[3,5,10]	433,000	421,905

	Principal Amount	Value

Commercial Banks (Continued)

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[4,5,10]	$370,000	$431,050

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	432,000	434,887

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[5]	1,120,000	1,129,016

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[3]	445,000	432,525

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S5,10	399,000	426,802

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[3,5,10]	400,000	449,250

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[4,5,10]	751,000	778,787

Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	334,000	397,285

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U5,10	500,000	536,750

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[3,5,10]	440,000	452,650

SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	460,000	468,769
5.625% Jr. Sub. Perpetual Bonds[5,10]	383,000	386,351

Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[5,10]	162,000	166,058
5.90% Jr. Sub. Perpetual Bonds, Series S5,10	318,000	319,590

		9,262,463

Consumer Finance—0.8%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	339,000	407,224

Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	342,000	323,128
5.55% Jr. Sub. Perpetual Bonds[5,10]	419,000	416,381

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	338,000	322,889
3.95% Sr. Unsec. Nts., 11/6/24	331,000	321,774

Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	316,000	312,221

		2,103,617

Diversified Financial Services—0.3%

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	221,000	219,264

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[5]	495,000	507,375

		726,639

Insurance—1.8%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	373,498

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	374,000	386,492

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[3]	543,000	558,653
4.85% Sr. Unsec. Nts., 8/1/44[3]	269,000	259,967

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[5]	401,000	363,907

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[5,10]	296,000	294,150

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[5]	331,000	328,137

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[4,5,10]	780,000	804,570

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	437,000	440,335

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[5,10]	243,000	208,526

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[4,5]	437,000	455,572

		4,473,807

Real Estate Investment Trusts (REITs)—1.3%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	285,000	309,775

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

American Tower Corp.: (Continued)
5.90% Sr. Unsec. Nts., 11/1/21	$233,000	$262,538

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	425,000	418,625

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	360,000	400,847

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	133,639

Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,665

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	366,000	418,034

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	244,000	239,468

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	268,000	282,891

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	219,000	229,911

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	48,000	51,896

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	177,616

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	369,000	370,165

		3,384,070

Real Estate Management & Development—0.2%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	475,000	470,344

Health Care—2.7%

Biotechnology—0.2%

Baxalta, Inc., 5.25% Sr. Unsec. Nts., 6/23/45[3]	125,000	125,523

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	263,000	302,271

		427,794

Health Care Equipment & Supplies—0.5%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	452,810
3.875% Sr. Unsec. Nts., 5/15/24	221,000	221,958

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	431,903

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	130,000	126,076

		1,232,747

Health Care Providers & Services—1.0%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	214,000	210,544

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	420,000	428,925

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	422,000	451,540

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	610,000	582,531

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	425,000	439,875

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	180,000	179,330

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	178,000	202,649

		2,495,394

Life Sciences Tools & Services—0.1%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	28,000	28,351

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	144,000	146,791
5.30% Sr. Unsec. Nts., 2/1/44	165,000	174,433

		349,575

Pharmaceuticals—0.9%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	208,000	205,689

	Principal Amount	Value

Pharmaceuticals (Continued)

AbbVie, Inc.: (Continued)
4.70% Sr. Unsec. Nts., 5/14/45	$83,000	$82,182

Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	287,000	285,155
1.85% Sr. Unsec. Nts., 3/1/17	150,000	150,774
3.80% Sr. Unsec. Nts., 3/15/25	368,000	361,671
4.75% Sr. Unsec. Nts., 3/15/45	182,000	173,181

Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20	441,000	493,073
6.05% Sr. Unsec. Nts., 3/30/17	172,000	185,118

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	468,000	471,510

		2,408,353

Industrials—3.3%

Aerospace & Defense—0.3%

BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[3]	248,000	249,137

L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	118,000	117,227

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	115,000	116,209

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	129,000	127,050
4.30% Sr. Unsec. Nts., 3/1/24	230,000	238,954

		848,577

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	512,044

Commercial Services & Supplies—0.6%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	468,000	477,360

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	575,000	580,178

R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	385,000	434,088

		1,491,626

Electrical Equipment—0.1%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	349,000	345,946

Industrial Conglomerates—0.4%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B5,10	889,000	973,455

Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	117,000	117,555

		1,091,010

Machinery—0.5%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	243,865

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	410,000	425,233

Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16	71,000	75,310

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	384,000	392,620

		1,137,028

Professional Services—0.2%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[3]	427,000	429,280

Road & Rail—0.6%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	365,000	356,745

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[3]	126,000	115,825

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	372,000	357,439

13 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Road & Rail (Continued)

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[3]	$446,000	$449,170
4.25% Sr. Unsec. Nts., 1/17/23[3]	250,000	253,452

		1,532,631

Trading Companies & Distributors—0.4%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	461,700

International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	370,000	400,988

		862,688

Information Technology—1.9%

Communications Equipment—0.3%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	316,000	298,161

QUALCOMM, Inc., 3.45% Sr. Unsec. Nts., 5/20/25	400,000	389,667

		687,828

Electronic Equipment, Instruments, & Components—0.6%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	570,440

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	572,843

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[3]	330,000	327,789

		1,471,072

Internet Software & Services—0.2%

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[3]	440,000	440,000

IT Services—0.3%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	351,000	350,321
3.50% Sr. Unsec. Nts., 4/15/23	244,000	236,933

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	149,000	152,656
6.75% Sr. Unsec. Nts., 2/1/17	75,000	80,810

		820,720

Software—0.3%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	125,000	125,391

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	256,000	254,080

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	322,000	322,726

		702,197

Technology Hardware, Storage & Peripherals—0.2%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	223,754

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	443,000	448,638

		672,392

Materials—2.1%

Chemicals—0.8%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	174,000	165,522
4.125% Sr. Unsec. Nts., 3/15/35	87,000	77,809

Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	218,000	219,976
4.65% Sr. Unsec. Nts., 10/15/44	112,000	106,133

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	146,727

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	256,000	253,928

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	469,125

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	378,000	364,722

Valspar Corp. (The), 3.30% Sr. Unsec. Nts., 2/1/25	122,000	117,471

		1,921,413

	Principal Amount	Value

Construction Materials—0.2%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[3]	$115,000	$113,746

James Hardie International Finance Ltd., 5.875%
Sr. Unsec. Nts., 2/15/23[3]	421,000	435,735

		549,481

Containers & Packaging—0.6%

Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	415,000	386,988

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	110,785
4.50% Sr. Unsec. Nts., 11/1/23	358,000	369,355

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	729,000	750,906

		1,618,034

Metals & Mining—0.4%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	158,224
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	142,000	129,048

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[3]	348,000	357,286

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[3]	159,000	157,967

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	110,460

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	230,000	221,640

		1,134,625

Paper & Forest Products—0.1%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	183,000	169,737

Telecommunication Services—1.8%

Diversified Telecommunication Services—1.7%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	614,000	525,938

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	288,000	427,686

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	397,000	401,963

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	402,000	415,910

Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	395,000	350,563

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	111,000	113,032

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	277,000	313,010

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	169,000	207,594

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	189,000	183,921
4.50% Sr. Unsec. Nts., 9/15/20	1,050,000	1,132,954
4.522% Sr. Unsec. Nts., 9/15/48[3]	288,000	254,707
5.012% Sr. Unsec. Nts., 8/21/54	105,000	96,371

		4,423,649

Wireless Telecommunication Services—0.1%

America Movil SAB de CV, 4.375% Sr. Unsec.
Unsub. Nts., 7/16/42	164,000	152,710

Utilities—2.6%

Electric Utilities—1.5%

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[3]	118,000	119,948

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[3]	325,000	341,175

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[3]	389,000	426,046

Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25	411,000	413,626

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	390,000	386,312
5.30% Sr. Unsec. Nts., 7/1/43	93,000	99,399

14 OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Electric Utilities (Continued)

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	$419,000	$419,691

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	96,361

PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	158,000	159,946
4.20% Sr. Sec. Nts., 6/15/22	82,000	86,315

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	590,000	652,814

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	403,861

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	277,000	275,292

		3,880,786

Independent Power and Renewable Electricity Producers—0.3%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	329,000	330,847

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[3]	405,000	410,063

		740,910

Multi-Utilities—0.8%

Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45	224,000	218,905

	Principal Amount	Value

Multi-Utilities (Continued)

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	$386,000	$414,542

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	240,000	244,131
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	349,000	384,261

Consolidated Edison Co. of New York, Inc.,
4.625% Sr. Unsec. Nts., 12/1/54	100,000	97,225

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	170,000	160,025

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	179,000	182,561

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[3]	206,000	201,721

		1,903,371

Total Non-Convertible Corporate Bonds and Notes
(Cost $90,350,754)		90,741,298

	Shares

Investment Company—2.1%

Oppenheimer Institutional Money Market Fund, Cl.
E, 0.15%[11,12] (Cost $5,367,607)	5,367,607	5,367,607

Total Investments, at Value (Cost
$266,589,803)	112.1%	282,442,714

Net Other Assets (Liabilities)	(12.1)	(30,476,685)

Net Assets	100.0%	$251,966,029

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $45,813,152 or 18.18% of the Fund’s net assets as of June 30, 2015.

4. Restricted security. The aggregate value of restricted securities as of June 30, 2015 was $3,166,198, which represents 1.26% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.617%, 3/26/36	3/6/15 - 5/13/15	$409,474	$409,343	$(131)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14 - 11/13/14	422,020	431,050	9,030
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21	3/12/15	284,961	286,876	1,915
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13 - 5/8/13	758,664	778,787	20,123
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10 - 7/22/13	745,138	804,570	59,432
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	452,460	455,572	3,112

		$3,072,717	$3,166,198	$93,481

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline.

Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,079,291 or 0.83% of the Fund’s net assets as of June 30, 2015.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $94,821 or 0.04% of the Fund’s net assets as of June 30, 2015.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Rate shown is the 7-day yield as of June 30, 2015.

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,367,607	$3,285

Futures Contracts as of June 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/21/15	14	$2,111,813	$36,778
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/15	31	6,787,063	5,202
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/15	107	13,500,391	83,513
United States Treasury Ultra Bonds	CBT	Buy	9/21/15	50	7,703,125	(203,016)

						$(77,523)

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $261,222,196)	$277,075,107
Affiliated companies (cost $5,367,607)	5,367,607

282,442,714

Cash	9,344,983

Cash used for collateral on futures	260,000

Receivables and other assets:
Investments sold (including $26,512,225 sold on a when-issued or delayed delivery basis)	28,029,377
Interest, dividends and principal paydowns	1,228,134
Shares of beneficial interest sold	18,396
Variation margin receivable	4,940
Other	47,627

Total assets	321,376,171

Liabilities
Payables and other liabilities:
Investments purchased (including $68,396,655 purchased on a when-issued or delayed delivery basis)	69,203,046
Shares of beneficial interest redeemed	104,129
Trustees’ compensation	38,354
Distribution and service plan fees	12,285
Variation margin payable	6,309
Shareholder communications	5,642
Other	40,377

Total liabilities	69,410,142

Net Assets	$251,966,029

Composition of Net Assets
Par value of shares of beneficial interest	$17,392

Additional paid-in capital	249,007,976

Accumulated net investment income	2,655,089

Accumulated net realized loss on investments and foreign currency transactions	(15,488,481)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	15,774,053

Net Assets	$251,966,029

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $192,859,263 and 13,276,284 shares of beneficial interest outstanding)	$14.53

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $59,106,766 and 4,116,207 shares of beneficial interest outstanding)	$14.36

See accompanying Notes to Financial Statements.

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Interest from unaffiliated companies (net of foreign withholding taxes of $497)	$2,887,137

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,723)	780,670
Affiliated companies	3,285

Total investment income	3,671,092

Expenses
Management fees	967,106

Distribution and service plan fees:
Distribution and service plan fees - Service shares	76,848

Transfer and shareholder servicing agent fees:
Non-Service shares	99,438
Service shares	30,750

Shareholder communications:
Non-Service shares	17,925
Service shares	5,542

Custodian fees and expenses	22,162

Trustees’ compensation	7,299

Other	31,440

Total expenses	1,258,510
Less reduction to custodian expenses	(647)
Less waivers and reimbursements of expenses	(308,690)

Net expenses	949,173

Net Investment Income	2,721,919

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	4,902,491
Closing and expiration of futures contracts	(156,402)
Foreign currency transactions	(2,403)

Net realized gain	4,743,686

Net change in unrealized appreciation/depreciation on:
Investments	(3,624,102)
Translation of assets and liabilities denominated in foreign currencies	(35,848)
Futures contracts	(381,064)

Net change in unrealized appreciation/depreciation	(4,041,014)

Net Increase in Net Assets Resulting from Operations	$3,424,591

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$2,721,919	$5,395,256

Net realized gain	4,743,686	12,573,539

Net change in unrealized appreciation/depreciation	(4,041,014)	3,629,766

Net increase in net assets resulting from operations	3,424,591	21,598,561

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,370,337)	(4,273,013)
Service shares	(1,196,499)	(1,173,553)

	(5,566,836)	(5,446,566)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(9,118,013)	(22,300,027)
Service shares	(4,337,458)	(9,586,563)

	(13,455,471)	(31,886,590)

Net Assets
Total decrease	(15,597,716)	(15,734,595)

Beginning of period	267,563,745	283,298,340

End of period (including accumulated net investment income of $ 2,655,089 and $ 5,500,006, respectively)	$251,966,029	$267,563,745

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$14.67	$13.84	$12.52	$11.30	$11.47	$10.30

Income (loss) from investment operations:
Net investment income[2]	0.16	0.29	0.25	0.29	0.20	0.23
Net realized and unrealized gain (loss)	0.04	0.83	1.38	1.09	(0.11)	1.09

Total from investment operations	0.20	1.12	1.63	1.38	0.09	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.29)	(0.31)	(0.16)	(0.26)	(0.15)

Net asset value, end of period	$14.53	$14.67	$13.84	$12.52	$11.30	$11.47

Total Return, at Net Asset Value[3]	1.32%	8.20%	13.17%	12.34%	0.72%	12.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,859	$203,684	$213,697	$218,032	$128,383	$150,622

Average net assets (in thousands)	$200,439	$208,556	$218,090	$191,416	$141,848	$151,620

Ratios to average net assets:[4]
Net investment income	2.15%	2.03%	1.87%	2.46%	1.70%	2.13%
Total expenses[5]	0.91%	0.90%	0.89%	0.90%	0.91%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.66%	0.66%	0.67%	0.65%

Portfolio turnover rate[6]	37%	98%	187%	110%	102%	54%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.91%
Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%
Year Ended December 31, 2012	0.91%
Year Ended December 30, 2011	0.93%
Year Ended December 31, 2010	0.92%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2015	$448,706,782	$469,025,887
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$14.49	$13.66	$12.37	$11.17	$11.35	$10.19

Income (loss) from investment operations:
Net investment income[2]	0.14	0.25	0.21	0.26	0.16	0.20
Net realized and unrealized gain (loss)	0.03	0.84	1.36	1.08	(0.11)	1.08

Total from investment operations	0.17	1.09	1.57	1.34	0.05	1.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.26)	(0.28)	(0.14)	(0.23)	(0.12)

Net asset value, end of period	$14.36	$14.49	$13.66	$12.37	$11.17	$11.35

Total Return, at Net Asset Value[3]	1.13%	8.02%	12.83%	12.11%	0.38%	12.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,107	$63,880	$69,601	$72,872	$77,551	$89,580

Average net assets (in thousands)	$61,982	$65,450	$72,332	$76,257	$85,157	$87,280

Ratios to average net assets:[4]
Net investment income	1.90%	1.78%	1.62%	2.18%	1.45%	1.87%
Total expenses[5]	1.16%	1.15%	1.15%	1.16%	1.16%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.92%	0.90%

Portfolio turnover rate[6]	37%	98%	187%	110%	102%	54%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.16%
Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%
Year Ended December 31, 2012	1.17%
Year Ended December 30, 2011	1.18%
Year Ended December 31, 2010	1.17%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2015	$448,706,782	$469,025,887
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 31, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), formerly named Oppenheimer Capital Income Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50% . The “Reduction to custodian

22        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund utilized $13,105,097 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $371,625 and straddle losses of $2,415. Details of the fiscal year ended December 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$3,323,244
2016	3,323,244
2017	12,883,778

Total	$19,530,266

As of June 30, 2015, it is estimated that the capital loss carryforwards would be $14,786,580 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will utilize $4,743,686 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$266,665,027
Federal tax cost of other investments	(1,044,493)

Total federal tax cost	$265,620,534

Gross unrealized appreciation	$20,593,239
Gross unrealized depreciation	(4,893,075)

Net unrealized appreciation	$15,700,164

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

23        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset- backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

24        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,965,983	$—	$—	$10,965,983
Consumer Staples	4,587,774	2,368,650	—	6,956,424
Energy	5,895,526	—	—	5,895,526
Financials	15,343,505	—	—	15,343,505
Health Care	13,447,545	—	—	13,447,545
Industrials	8,671,809	—	—	8,671,809
Information Technology	16,169,041	—	—	16,169,041
Materials	2,939,814	—	—	2,939,814
Telecommunication Services	1,468,416	—	—	1,468,416
Utilities	2,627,528	—	—	2,627,528
Asset-Backed Securities	—	27,017,146	—	27,017,146
Mortgage-Backed Obligations	—	74,014,071	—	74,014,071
U.S. Government Obligations	—	817,001	—	817,001
Non-Convertible Corporate Bonds and Notes	—	90,741,298	—	90,741,298
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	87,484,548	194,958,166	—	282,442,714

Other Financial Instruments:
Futures contracts	125,493	—	—	125,493

Total Assets	$87,610,041	$194,958,166	$—	$282,568,207

Liabilities Table
Other Financial Instruments:
Futures contracts	$(203,016)	$—	$—	$(203,016)

Total Liabilities	$(203,016)	$—	$—	$(203,016)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

25        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$68,396,655
Sold securities	26,512,225

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of June 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

26        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $9,580,201 and $24,417,020 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

27        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 30, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as	Consolidated Statement of Assets and		Consolidated Statement of Assets and
Hedging Instruments	Liabilities Location	Value	Liabilities Location	Value

Equity contracts	Variation margin receivable	$4,940*	Variation margin payable	$6,309*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Total

Interest rate contracts	$(156,402)	$(156,402)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Total

Interest rate contracts	$(381,064)	$(381,064)

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	73,866	$1,105,395	249,594	$3,564,995
Dividends and/or distributions reinvested	299,338	4,370,337	300,916	4,273,013
Redeemed	(977,862)	(14,593,745)	(2,114,253)	(30,138,035)

Net decrease	(604,658)	$(9,118,013)	(1,563,743)	$(22,300,027)

Service Shares
Sold	80,727	$1,189,002	373,936	$5,300,928
Dividends and/or distributions reinvested	82,918	1,196,499	83,586	1,173,553
Redeemed	(456,742)	(6,722,959)	(1,142,911)	(16,061,044)

Net decrease	(293,097)	$(4,337,458)	(685,389)	$(9,586,563)

28        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$81,897,046	$94,702,517
U.S. government and government agency obligations	8,820,854	9,230,806
To Be Announced (TBA) mortgage-related securities	448,706,782	469,025,887

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.74% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $233,807 and $72,221 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $2,662 for IMMF management fees.

29        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

30        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit	Other Capital Sources

Oppenheimer Conservative Balanced Fund/VA	6/16/15	96.9%	3.1%	0.0%

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35        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Magnus Krantz, Vice President
Krishna Memani, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2015
Oppenheimer
Capital Appreciation Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGER: Michael Kotlarz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	4.16%	12.97%	16.87%	7.22%

Service Shares	9/18/01	4.02	12.67	16.58	6.95

S&P 500 Index		1.23	7.42	17.34	7.89

Russell 1000 Growth Index		3.96	10.56	18.59	9.10

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Biogen, Inc.	5.0%

Facebook, Inc., Cl. A	4.9

eBay, Inc.	4.7

Allergan plc	4.4

Gilead Sciences, Inc.	4.2

Apple, Inc.	3.9

LinkedIn Corp., Cl. A	3.4

MasterCard, Inc., Cl. A	3.1

Oracle Corp.	3.0

Visa, Inc., Cl. A	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of common stocks.

2        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 4.16% during the reporting period, outperforming the Russell 1000 Growth Index (the “Index”), which returned 3.96%. The Fund’s outperformance relative to the Index stemmed primarily from stock selection in the health care and financials sectors, along with stock selection and an underweight position in industrials. Stock selection in the consumer discretionary and information technology detracted from relative performance. The Fund outperformed the S&P 500 Index, which returned 1.23% this reporting period.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equity markets were volatile during the six-month reporting period. After U.S. equities outperformed other developed and emerging market equities in 2014, the market environment shifted over the first half of 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets. European markets rallied and the euro fell against the currencies of most major trading partners. This resulted in European and emerging market equities outperforming U.S. equities over the first half of the period.

Over the second half of the reporting period, fallout from the collapse of oil prices, weak overseas economies and a strong U.S. dollar weighed on U.S. Gross Domestic Product (“GDP”) and corporate profit forecasts. In a repeat of last year, first quarter GDP growth was negative (-0.2%). Meanwhile, the Federal Reserve continued to forewarn a shift in monetary policy to higher interest rates later this year. Outside of the U.S., concerns around Greece’s debt situation emerged yet again late this reporting period. The markets had hoped for an 11th hour resolution to the stand-off between Greece and its creditors, but instead got an escalation of the crisis after the Greek Prime Minister called for a referendum. In the minds of many, this increased the odds of a Greek exit from the Eurozone (“Grexit”) and impacted the markets through the end of the reporting period. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Grexit for the time being.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, top contributors to performance included Biogen Inc., Gilead Sciences Inc. and Apple, Inc. Biogen is a global biotechnology company that received strong sales results from its multiple sclerosis drugs Tecfidera and Tysabri. Biogen’s experimental Alzheimer’s drug also showed promising results in an early stage trial and the company moved the drug to Phase III trials. Gilead Sciences is a biopharmaceutical company that discovers, develops and commercializes innovative medicines. The company received $3.6 billion from sales of its newest Hepatitis C pill, lifting the drug maker’s results above Wall Street expectations. The company also declared its first dividend. Apple continued to perform well as the continued success of the iPhone 6, excitement surrounding the introduction of the new iWatch, and an increased dividend and buyback program resulted in strong relative performance.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance this reporting period included Western Digital Corp., Twenty-First Century Fox, Inc. and Tiffany & Co. Western Digital is a data storage solutions company that announced a decline in net revenues. Lower demand for enterprise hard drives also hurt the company this period. Twenty-First Century Fox, a diversified media company, posted strong domestic affiliate and ad revenue growth amid a weak U.S. television market, but reduced its fiscal 2015 and 2016 EBITDA (earnings before interest, taxes, depreciation and amortization) outlook due to weaker-than-expected television broadcast performance and increasing currency impediments. Tiffany, the world’s second-largest luxury jewelry retailer, declined in the first quarter of 2015. The company’s shares fell after a sluggish holiday season spurred the luxury jewelry chain to cut its annual forecast. Tiffany had been counting on the Americas to help offset weaker results overseas, especially in Japan, but that approach faltered over the holidays. We sold our position during the reporting period.

STRATEGY & OUTLOOK

Uncertainty about the Eurozone crisis, the uncertainty over when the Fed will raise interest rates, and the risk of deceleration in China, continues to weigh on the global economy. Although the U.S. economy has remained resilient, it continues to grow at a below normal expansionary pace. The U.S. economy’s resilience has been supported by strong productivity gains, low structural energy costs and a relatively attractive currency. Looking forward, we expect the U.S. economy to retain many of these tailwinds and for the markets to reward differentiated valuations to those companies demonstrating consistent quality, growth and innovation. We believe that companies with capital discipline, strong management and sustainable competitive advantages have the greatest prospects for outperformance over time.

3        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$1,041.60	$4.06
Service shares	1,000.00	1,040.20	5.33

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value

Common Stocks—99.7%

Consumer Discretionary—18.4%

Auto Components—0.5%

Magna International, Inc.	88,120	$ 4,942,651

Diversified Consumer Services—0.5%

Service Corp. International	137,420	4,044,271

Hotels, Restaurants & Leisure—2.2%

Chipotle Mexican Grill, Inc., Cl. A1	7,350	4,446,676

Dunkin’ Brands Group, Inc.	300,720	16,539,600

		20,986,276

Household Durables—1.0%

Harman International Industries, Inc.	81,160	9,653,170

Internet & Catalog Retail—1.6%

Amazon.com, Inc.[1]	7,454	3,235,707

TripAdvisor, Inc.[1]	136,960	11,934,694

		15,170,401

Leisure Products—0.5%

Hasbro, Inc.	62,790	4,696,064

Media—4.8%

Time Warner, Inc.	234,635	20,509,445

Twenty-First Century Fox, Inc., Cl. B	343,520	11,068,215

Walt Disney Co. (The)	122,280	13,957,039

		45,534,699

Multiline Retail—2.2%

Dollar Tree, Inc.[1]	196,830	15,547,602

Macy’s, Inc.	77,530	5,230,949

		20,778,551

Specialty Retail—2.6%

TJX Cos., Inc. (The)	361,010	23,888,032

Textiles, Apparel & Luxury Goods—2.5%

Coach, Inc.	115,660	4,002,992

NIKE, Inc., Cl. B	98,730	10,664,815

VF Corp.	130,270	9,085,030

		23,752,837

Consumer Staples—5.0%

Beverages—1.2%

Brown-Forman Corp., Cl. B	14,725	1,475,151

Constellation Brands, Inc., Cl. A	82,010	9,514,800

		10,989,951

Food & Staples Retailing—3.8%

Costco Wholesale Corp.	131,950	17,821,167

CVS Health Corp.	177,000	18,563,760

		36,384,927

Energy—2.9%

Energy Equipment & Services—0.4%

Halliburton Co.	93,530	4,028,337

Oil, Gas & Consumable Fuels—2.5%

Antero Resources Corp.[1]	92,650	3,181,601

Cimarex Energy Co.	41,620	4,591,102

EOG Resources, Inc.	108,370	9,487,794

Pioneer Natural Resources Co.	47,630	6,605,805

		23,866,302

Financials—8.6%

Capital Markets—3.9%

Charles Schwab Corp. (The)	606,390	19,798,634

Invesco Ltd.	149,280	5,596,507

State Street Corp.	144,180	11,101,860

		36,497,001

	Shares	Value

Commercial Banks—3.3%

JPMorgan Chase & Co.	369,030	$ 25,005,473

SVB Financial Group[1]	44,750	6,443,105

		31,448,578

Insurance—1.4%

Aon plc	135,630	13,519,598

Health Care—22.3%

Biotechnology—12.5%

Biogen, Inc.[1]	115,210	46,537,928

Celgene Corp.[1]	238,294	27,578,956

Gilead Sciences, Inc.	339,150	39,707,682

Vertex Pharmaceuticals, Inc.[1]	30,575	3,775,401

		117,599,967

Health Care Equipment & Supplies—2.1%

Abbott Laboratories	272,720	13,385,098

Hologic, Inc.[1]	125,540	4,778,052

Medtronic plc	25,090	1,859,169

		20,022,319

Life Sciences Tools & Services—0.3%

Illumina, Inc.[1]	11,390	2,487,120

Pharmaceuticals—7.4%

Allergan plc[1]	136,260	41,349,460

Bristol-Myers Squibb Co.	90,260	6,005,900

Perrigo Co. plc	42,160	7,792,433

Valeant Pharmaceuticals International, Inc.[1]	68,477	15,212,165

		70,359,958

Industrials—6.4%

Aerospace & Defense—0.8%

Raytheon Co.	23,770	2,274,313

TransDigm Group, Inc.[1]	23,170	5,205,604

		7,479,917

Building Products—0.8%

A.O. Smith Corp.	69,430	4,997,572

Allegion plc	45,330	2,726,146

		7,723,718

Commercial Services & Supplies—1.2%

Cintas Corp.	137,540	11,634,509

Electrical Equipment—0.6%

Acuity Brands, Inc.	28,150	5,066,437

Machinery—2.8%

Ingersoll-Rand plc	169,380	11,419,600

Parker-Hannifin Corp.	10,250	1,192,382

Stanley Black & Decker, Inc.	36,130	3,802,321

Wabtec Corp.	107,120	10,094,989

		26,509,292

Road & Rail—0.2%

Canadian Pacific Railway Ltd.	12,130	1,943,590

Information Technology—35.0%

Internet Software & Services—14.2%

Alibaba Group Holding Ltd., Sponsored ADR[1]	73,000	6,005,710

eBay, Inc.[1]	742,290	44,715,549

Facebook, Inc., Cl. A1	538,240	46,162,154

Google, Inc., Cl. A1	10,420	5,627,217

LinkedIn Corp., Cl. A1	153,910	31,802,423

		134,313,053

IT Services—7.6%

Computer Sciences Corp.	215,360	14,136,231

MasterCard, Inc., Cl. A	312,430	29,205,956

Visa, Inc., Cl. A	416,428	27,963,140

		71,305,327

6        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value

Software—7.2%

Microsoft Corp.	438,800	$19,373,020

Oracle Corp.	705,810	28,444,143

ServiceNow, Inc.[1]	127,010	9,438,113

Workday, Inc., Cl. A1	143,100	10,931,409

		68,186,685

Technology Hardware, Storage & Peripherals—6.0%

Apple, Inc.	294,150	36,893,764

EMC Corp.	427,430	11,279,878

Western Digital Corp.	102,330	8,024,718

		56,198,360

Materials—1.1%

Chemicals—1.1%

Sherwin-Williams Co. (The)	37,220	10,236,244

Total Investments, at Value (Cost $709,397,444)	99.7%	941,248,142

Net Other Assets (Liabilities)	0.3	2,473,890

Net Assets	100.0%	$943,722,032

Footnotes to Statement of Investments

1. Non-income producing security.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the the Fund as of June 30, 2015. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	3,087,900	83,961,048	87,048,948	–

				Income

Oppenheimer Institutional Money Market Fund, Cl. E				$2,169

See accompanying Notes to Financial Statements.

7        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value - unaffiliated companies (cost $709,397,444)—see accompanying statement of investments	$941,248,142

Cash	892,572

Receivables and other assets:
Investments sold	3,841,923
Dividends	553,852
Shares of beneficial interest sold	219,223
Other	83,649

Total assets	946,839,361

Liabilities
Payables and other liabilities:
Investments purchased	1,869,935
Shares of beneficial interest redeemed	1,047,182
Trustees’ compensation	71,720
Distribution and service plan fees	70,366
Shareholder communications	36,088
Other	22,038

Total liabilities	3,117,329

Net Assets	$943,722,032

Composition of Net Assets
Par value of shares of beneficial interest	$16,975

Additional paid-in capital	640,573,774

Accumulated net investment loss	(875,990)

Accumulated net realized gain on investments and foreign currency transactions	72,159,626

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	231,847,647

Net Assets	$943,722,032

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $605,182,873 and 10,842,321 shares of beneficial interest outstanding)	$55.82

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $338,539,159 and 6,133,128 shares of beneficial interest outstanding)	$55.20

See accompanying Notes to Financial Statements.

8        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $8,907)	$4,767,120
Affiliated companies	2,169

Total investment income	4,769,289

Expenses
Management fees	3,285,878

Distribution and service plan fees:
Service shares	427,416

Transfer and shareholder servicing agent fees:
Non-Service shares	307,232
Service shares	170,993

Shareholder communications:
Non-Service shares	33,355
Service shares	18,572

Trustees’ compensation	17,155

Custodian fees and expenses	7,690

Other	30,829

Total expenses	4,299,120
Less reduction to custodian expenses	(406)
Less waivers and reimbursements of expenses	(45,283)

Net expenses	4,253,431

Net Investment Income	515,858

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	73,307,842
Foreign currency transactions	10,166

Net realized gain	73,318,008

Net change in unrealized appreciation/depreciation on:
Investments	(35,118,451)
Translation of assets and liabilities denominated in foreign currencies	290,434

Net change in unrealized appreciation/depreciation	(34,828,017)

Net Increase in Net Assets Resulting from Operations	$39,005,849

See accompanying Notes to Financial Statements.

9        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$515,858	$594,123

Net realized gain	73,318,008	183,603,215

Net change in unrealized appreciation/depreciation	(34,828,017)	(48,516,600)

Net increase in net assets resulting from operations	39,005,849	135,680,738

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(554,707)	(2,755,561)
Service shares	—	(632,322)

	(554,707)	(3,387,883)

Distributions from net realized gain:
Non-Service shares	(106,184,924)	(15,002,872)
Service shares	(59,885,291)	(8,466,690)

	(166,070,215)	(23,469,562)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	69,689,721	(80,263,666)
Service shares	47,471,016	(65,500,468)

	117,160,737	(145,764,134)

Net Assets
Total decrease	(10,458,336)	(36,940,841)

Beginning of period	954,180,368	991,121,209

End of period (including accumulated net investment loss of $ 875,990 and $ 837,141, respectively)	$943,722,032	$954,180,368

See accompanying Notes to Financial Statements.

10        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$64.87	$57.88	$45.06	39.75	40.35	36.94

Income (loss) from investment operations:
Net investment income[2]	0.06	0.09	0.23	0.42	0.23	0.11
Net realized and unrealized gain (loss)	2.74	8.64	13.09	5.18	(0.69)	3.36

Total from investment operations	2.80	8.73	13.32	5.60	(0.46)	3.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.27)	(0.50)	(0.29)	(0.14)	(0.06)
Distributions from net realized gain	(11.79)	(1.47)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(11.85)	(1.74)	(0.50)	(0.29)	(0.14)	(0.06)

Net asset value, end of period	$55.82	$64.87	$57.88	$45.06	$39.75	$40.35

Total Return, at Net Asset Value[3]	4.16%	15.41%	29.74%	14.12%	(1.15)%	9.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$605,183	$616,862	$626,907	$573,684	$637,868	$771,086

Average net assets (in thousands)	$619,404	$614,272	$595,912	$600,121	$713,770	$976,242

Ratios to average net assets:[4]
Net investment income	0.20%	0.15%	0.44%	0.95%	0.57%	0.31%
Total expenses[5]	0.81%	0.80%	0.81%	0.81%	0.80%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.79%

Portfolio turnover rate	33%	61%	77%	28%	27%	58%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.81%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$64.30	$57.37	$44.66	$39.40	$39.99	$36.64

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	(0.06)	0.10	0.31	0.13	0.02
Net realized and unrealized gain (loss)	2.71	8.57	12.98	5.12	(0.68)	3.33

Total from investment operations	2.69	8.51	13.08	5.43	(0.55)	3.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.37)	(0.17)	(0.04)	0.00
Distributions from net realized gain	(11.79)	(1.47)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(11.79)	(1.58)	(0.37)	(0.17)	(0.04)	0.00

Net asset value, end of period	$55.20	$64.30	$57.37	$44.66	$39.40	$39.99

Total Return, at Net Asset Value[3]	4.02%	15.13%	29.43%	13.81%	(1.37)%	9.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$338,539	$337,318	$364,214	$366,664	$375,330	$423,989

Average net assets (in thousands)	$344,728	$343,254	$367,615	$382,196	$407,413	$427,640

Ratios to average net assets:[4]
Net investment income (loss)	(0.05)%	(0.10)%	0.20%	0.71%	0.32%	0.06%
Total expenses[5]	1.06%	1.05%	1.06%	1.06%	1.05%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.04%

Portfolio turnover rate	33%	61%	77%	28%	27%	58%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.06%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

13        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

As of June 30, 2015, it is estimated that the capital loss carryforwards would be $73,318,008, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$709,397,444

Gross unrealized appreciation	$242,319,936
Gross unrealized depreciation	(10,469,238)

Net unrealized appreciation	$231,850,698

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

14        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$173,446,952	$—	$—	$173,446,952
Consumer Staples	47,374,878	—	—	47,374,878

15        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Energy	$27,894,639	$—	$—	$27,894,639
Financials	81,465,177	—	—	81,465,177
Health Care	210,469,364	—	—	210,469,364
Industrials	60,357,463	—	—	60,357,463
Information Technology	330,003,425	—	—	330,003,425
Materials	10,236,244	—	—	10,236,244

Total Assets	$941,248,142	$—	$—	$941,248,142

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	90,581	$5,987,674	297,082	$17,790,087
Dividends and/or distributions reinvested	1,895,571	106,739,631	303,563	17,758,433
Redeemed	(653,085)	(43,037,584)	(1,922,275)	(115,812,186)

Net increase (decrease)	1,333,067	$69,689,721	(1,321,630)	$(80,263,666)

Service Shares
Sold	316,654	$20,655,662	259,544	$15,480,606
Dividends and/or distributions reinvested	1,075,332	59,885,278	156,718	9,099,012
Redeemed	(505,175)	(33,069,924)	(1,518,264)	(90,080,086)

Net increase (decrease)	886,811	$47,471,016	(1,102,002)	$(65,500,468)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$310,426,802	$360,345,652

16        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.69% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $27,594 and $15,807 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $1,882 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the

17        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

18        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Capital Appreciation Fund/VA	6/16/15	0.4%	99.6%	0.0%

20        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

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23        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael Kotlarz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfuinds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

June 30, 2015

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	0.44%	2.11%	5.98%	0.52%
Service Shares	5/1/02	0.44	2.00	5.72	0.28
Barclays Credit Index		-0.78	0.93	4.93	5.12
Barclays U.S. Aggregate Bond Index		-0.15	1.81	3.34	4.43
Citigroup Broad Investment Grade Bond Index		-0.06	1.87	3.31	4.53

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

2       OPPENHEIMER CORE BOND FUND/VA

TOP HOLDINGS AND ALLOCATIONS

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	5.4%
Oil, Gas & Consumable Fuels	4.7
Capital Markets	3.6
Diversified Telecommunication Services	2.6
Insurance	2.5
Electric Utilities	2.3
Media	2.1
Real Estate Investment Trusts (REITs)	2.0
Automobiles	1.8
Food Products	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	33.4%
AA	5.7
A	15.4
BBB	34.5
BB	7.3
B	0.4
CCC	1.4
D	1.8
Unrated	0.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 30, 2015, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

3       OPPENHEIMER CORE BOND FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 0.44% during the reporting period. On a relative basis, the Fund outperformed its benchmarks, the Barclays U.S. Aggregate Bond Index (the “Index”), the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned -0.15%, -0.78%, -0.06%, respectively.

MARKET OVERVIEW

The opening months of 2015 were marked by cooling U.S. growth after the strong fourth quarter of 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners.

Over the second half of the reporting period, market volatility returned despite a continuation of slow and stable growth in the U.S. Deflationary pressures also appeared to have subsided during the period. Oil prices rebounded from around $48 dollars per barrel to nearly $60 dollars per barrel. It is important to note that while these levels still represent a significant discount to previous years, we believe the lower prices should continue to have a stimulative effect on developed and emerging world oil importers. Meanwhile, emerging issues in Greece highlighted downside risks to the global economy and capital markets. Greece’s ongoing negotiations with creditors and ultimate default on a $1.7 billion International Monetary Fund (“IMF”) payment on June 30, 2015, led to a more challenging environment for the Eurozone. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit.

Longer-term U.S. Treasury rates continued to swing fairly wildly during the reporting period. Over the first half of the reporting period, the 10-year treasury rate fell, starting the reporting period at 2.17% and declining to 1.92% at the end of March. However, over the second half of the reporting period, longer-term U.S. Treasury rates marched higher as the 10-year treasury rate increased to 2.49% before ending the period at 2.35% due to the uncertainty around Greece. This net upward movement in rates ultimately contributed to U.S. Treasuries generating negative total returns during this time and for the overall reporting period.

FUND REVIEW

During the reporting period, the Fund received its strongest results from its investments in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). Among MBS, the Fund had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. Security selection within the agency MBS sector and an allocation to non-agency MBS served the Fund well during this reporting period as agency inverse interest-only security prices were supported by a more dovish Federal Reserve (“Fed”) outlook while non-agency MBS prices benefited from solid fundamentals and a lack of supply. The Fund’s exposure to ABS is primarily concentrated in securities backed by auto loans. These investments performed well for the Fund this reporting period.

In addition to these investments, the Fund had its largest exposure to corporate bonds at period end. The Fund had its largest weighting in investment grade corporate bonds, which we believe still offer solid value, and also maintained an allocation to non-investment grade (BB-rated and below) corporate bonds, which have historically offered attractive yields for only incremental credit risk relative to their investment grade (BBB-rated and above) counterparts. Both investment grade and non-investment grade corporate bonds benefited the Fund’s performance versus the Index this reporting period, although investment grade corporates produced a slight negative return.

The primary detractor from performance this reporting period was the Fund’s minimal exposure to U.S. Treasuries. As mentioned earlier, U.S. Treasury rates rose for the overall six-month reporting period, which impacted the total returns of these securities.

STRATEGY & OUTLOOK

Despite the likelihood that the Fed begins to hike rates sometime in 2015, central banks around the globe are implementing their own versions of extraordinary monetary policy in the face of global growth concerns and corresponding deflationary threats. Such policies provide the financial markets with ample liquidity and have pushed global interest rates lower. Lower global rates have made higher yielding U.S. fixed income instruments more attractive to investors and the ensuing purchasing of such securities has resulted in lower U.S. interest rates as well. This sort of continuum may potentially keep rates low for some time.

Meanwhile, the U.S. economy continues to grow at a steady pace with credit growth continuing at moderate levels far below those which preceded the financial crisis. With consumers continuing to de-lever and companies generating solid free cash flow to support investments, acquisitions, debt levels, dividends, and

4 OPPENHEIMER CORE BOND FUND/VA

share buybacks, we believe this trend could continue. As a result and as mentioned above, we remain constructive on credit spreads which still provide good value relative to Treasuries and provide the fund with carry, or yield advantage over the index which may prove beneficial in this environment.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5 OPPENHEIMER CORE BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2015	June 30, 2015	June 30, 2015
Non-Service shares	$1,000.00	$1,004.40	$3.73
Service shares	1,000.00	1,004.40	4.98

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.08	3.77
Service shares	1,000.00	1,019 .84	5.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Principal Amount	Value
Asset-Backed Securities—16.5%
Auto Loan—14.8%
American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[1]	$374,142	$375,711
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	520,000	521,357
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	135,000	135,109
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	445,000	445,564
Series 2014-4,Cl. B, 2.60%, 10/12/20[1]	145,000	145,067
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	385,000	385,325
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[1]	375,000	387,051
Series 2012-4,Cl. D, 2.68%, 10/9/18	100,000	101,885
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	350,345
Series 2013-3,Cl. E, 3.74%, 12/8/20[1]	145,000	148,282
Series 2013-4,Cl. D, 3.31%, 10/8/19	30,000	30,797
Series 2013-5,Cl. D, 2.86%, 12/9/19	225,000	227,518
Series 2014-1,Cl. E, 3.58%, 8/9/21	95,000	95,612
Series 2014-2,Cl. D, 2.57%, 7/8/20	245,000	245,345
Series 2014-2,Cl. E, 3.37%, 11/8/21	280,000	279,177
Series 2014-4,Cl. D, 3.07%, 11/9/20	235,000	236,700
Series 2015-2,Cl. D, 3.00%, 6/8/21	70,000	70,139
California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	230,000	231,615
Series 2014-2,Cl. C, 3.29%, 3/15/21	80,000	79,865
Series 2014-4,Cl. C, 3.56%, 9/15/21	100,000	100,090
Capital Auto Receivables Asset Trust:
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	106,463
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	117,599
Series 2014-3,Cl. D, 3.14%, 2/20/20	160,000	161,569
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	165,676
Series 2015-2,Cl. C, 2.67%, 8/20/20	155,000	154,969
CarFinance Capital Auto Trust:
Series 2013-1A,Cl. A, 1.65%, 7/17/17[1]	1,686	1,687
Series 2013-2A,Cl. B, 3.15%, 8/15/19[1]	530,000	538,615
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	70,133	70,054
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	211,452	211,706
CarMax Auto Owner Trust, Series 2015-2, Cl. D, 3.04%, 11/15/21	100,000	99,970
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	17,975	17,999
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	151,995	152,992
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	258,231	258,007
Series 2014-B,Cl. A, 1.11%, 11/15/18[1]	178,608	178,180
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	225,652	225,665
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[1]	235,000	234,736
Series 2013-2A,Cl. B, 2.26%, 10/15/21[1]	585,000	589,318
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	215,000	216,099
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	160,595
Series 2015-1A,Cl. C, 3.30%, 7/17/23[1]	225,000	226,213
Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[2]	250,000	251,645
Series 2015-BA,Cl. C, 2.76%, 7/15/21[1]	300,000	300,166
DT Auto Owner Trust:
Series 2012-1A,Cl. D, 4.94%, 7/16/18[1]	120,944	121,436
Series 2013-1A,Cl. D, 3.74%, 5/15/20[1]	175,000	176,305
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	485,000	491,606
Series 2014-1A,Cl. D, 3.98%, 1/15/21[1]	360,000	364,202
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	527,979
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	205,000	207,667
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	180,000	180,829
Exeter Automobile Receivables Trust:
Series 2012-2A,Cl. C, 3.06%, 7/16/18[1]	35,000	35,123
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	230,000	231,378
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	232,543
Series 2014-2A,Cl. A, 1.06%, 8/15/18[1]	48,524	48,459
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	109,522
First Investors Auto Owner Trust:
Series 2012-1A,Cl. C, 3.54%, 11/15/17[1]	52,345	52,727
Series 2012-1A,Cl. D, 5.65%, 4/15/18[1]	155,000	157,869

	Principal Amount	Value
Auto Loan (Continued)
First Investors Auto Owner Trust: (Continued)
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	$385,000	$388,518
Series 2013-3A,Cl. C, 2.91%, 1/15/20[1]	165,000	166,902
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	126,287
Series 2014-1A,Cl. D, 3.28%, 4/15/21[1]	225,000	224,177
Series 2014-3A,Cl. D, 3.85%, 2/15/22[1]	140,000	140,958
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[1]	121,678	121,545
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	240,758	240,601
GM Financial Automobile Leasing Trust:
Series 2014-1A,Cl. D, 2.51%, 3/20/19[1]	545,000	544,809
Series 2015-1,Cl. D, 3.01%, 3/20/20	240,000	239,373
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	185,239	185,131
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.487%, 10/25/19[1,3]	125,000	125,049
Santander Drive Auto Receivables Trust:
Series 2012-5,Cl. D, 3.30%, 9/17/18	835,000	853,188
Series 2012-6,Cl. D, 2.52%, 9/17/18	880,000	884,741
Series 2012-AA,Cl. D, 2.46%, 12/17/18[1]	480,000	486,731
Series 2013-1,Cl. C, 1.76%, 1/15/19	65,000	65,202
Series 2013-2,Cl. D, 2.57%, 3/15/19	325,000	329,662
Series 2013-3,Cl. D, 2.42%, 4/15/19	55,000	55,635
Series 2013-4,Cl. D, 3.92%, 1/15/20	480,000	497,391
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	375,253
Series 2013-5,Cl. D, 2.73%, 10/15/19	215,000	216,892
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	285,984
Series 2014-4,Cl. D, 3.10%, 11/16/20	185,000	186,419
Series 2015-1,Cl. D, 3.24%, 4/15/21	260,000	261,545
Series 2015-2,Cl. D, 3.02%, 4/15/21	275,000	273,774
Series 2015-3,Cl. D, 3.49%, 5/17/21	345,000	346,385
SNAAC Auto Receivables Trust:
Series 2012-1A,Cl. C, 4.38%, 6/15/17[1]	23,410	23,444
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	145,000	146,684
Series 2014-1A,Cl. A, 1.03%, 9/17/18[1]	66,817	66,848
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	140,755
TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[1]	100,000	100,112
Series 2015-1A,Cl. D, 3.53%, 3/15/22[1]	160,000	160,391
United Auto Credit Securitization Trust:
Series 2013-1,Cl. C, 2.22%, 12/15/17[1]	7,096	7,102
Series 2014-1,Cl. D, 2.38%, 10/15/18[1]	160,000	159,044
Series 2015-1,Cl. D, 2.92%, 6/17/19[1]	225,000	225,576
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[1]	155,000	153,878
Series 2014-2A,Cl. D, 2.86%, 7/15/21[1]	165,000	164,604
Series 2015-2A,Cl. C, 2.45%, 1/15/21[1]	215,000	214,978
		21,155,690

Equipment—0.9%
CLI Funding V LLC:
Series 2014-1A,Cl. A, 3.29%, 6/18/29[1]	277,532	278,390
Series 2014-2A,Cl. A, 3.38%, 10/18/29[1]	476,000	478,646
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	425,509	427,436
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	72,873	72,220
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	91,106	90,946
		1,347,638

Home Equity Loan—0.8%
American Credit Acceptance Receivables Trust, Series 2015-2, Cl. B, 2.97%, 5/12/21[1]	370,000	371,139
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	375,505	373,422
TAL Advantage V LLC:
Series 2014-1A, Cl. A, 3.51%, 2/22/39[1]	333,667	335,377

7 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Home Equity Loan (Continued)
TAL Advantage V LLC: (Continued)
Series 2014-2A,Cl. A1, 1.70%, 5/20/39[1]	$94,053	$93,484
		1,173,422
Total Asset-Backed Securities (Cost $23,574,796)		23,676,750

Mortgage-Backed Obligations—45.6%
Government Agency—32.6%
FHLMC/FNMA/FHLB/Sponsored—32.4%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	6,488	7,245
5.50%, 9/1/39	549,167	615,455
6.00%, 5/1/18-10/1/29	823,951	930,637
6.50%, 4/1/18-4/1/34	202,049	228,224
7.00%, 8/1/16-10/1/37	246,639	281,091
8.00%, 4/1/16	3,083	3,100
9.00%, 8/1/22-5/1/25	18,959	20,960
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	1,514	1,699
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 11.602%, 9/1/29[4]	8,584	2,094
Series 206,Cl. IO, 0.00%, 12/1/29[4,5]	135,207	38,455
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	98,989	18,727
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	577,086	586,974
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.256%, 6/1/26[6]	46,887	43,888
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	4,929	5,479
Series 1674,Cl. Z, 6.75%, 2/15/24	16,928	18,793
Series 2034,Cl. Z, 6.50%, 2/15/28	2,538	2,911
Series 2042,Cl. N, 6.50%, 3/15/28	6,399	7,117
Series 2043,Cl. ZP, 6.50%, 4/15/28	303,078	338,323
Series 2046,Cl. G, 6.50%, 4/15/28	17,729	20,329
Series 2053,Cl. Z, 6.50%, 4/15/28	2,716	3,116
Series 2066,Cl. Z, 6.50%, 6/15/28	337,752	387,300
Series 2195,Cl. LH, 6.50%, 10/15/29	233,534	268,129
Series 2220,Cl. PD, 8.00%, 3/15/30	1,446	1,703
Series 2326,Cl. ZP, 6.50%, 6/15/31	64,314	71,821
Series 2461,Cl. PZ, 6.50%, 6/15/32	283,008	327,068
Series 2470,Cl. LF, 1.186%, 2/15/32[3]	2,240	2,299
Series 2564,Cl. MP, 5.00%, 2/15/18	100,525	104,806
Series 2585,Cl. HJ, 4.50%, 3/15/18	56,889	59,366
Series 2635,Cl. AG, 3.50%, 5/15/32	43,361	45,267
Series 2707,Cl. QE, 4.50%, 11/15/18	20,747	21,704
Series 2770,Cl. TW, 4.50%, 3/15/19	12,317	12,883
Series 3010,Cl. WB, 4.50%, 7/15/20	30,430	32,042
Series 3025,Cl. SJ, 24.07%, 8/15/35[3]	24,399	38,547
Series 3030,Cl. FL, 0.586%, 9/15/35[3]	3,528	3,554
Series 3645,Cl. EH, 3.00%, 12/15/20	109,377	112,529
Series 3741,Cl. PA, 2.15%, 2/15/35	292,843	297,781
Series 3815,Cl. BD, 3.00%, 10/15/20	6,916	7,085
Series 3822,Cl. JA, 5.00%, 6/15/40	10,636	11,414
Series 3840,Cl. CA, 2.00%, 9/15/18	5,121	5,188
Series 3848,Cl. WL, 4.00%, 4/15/40	45,103	46,466
Series 3857,Cl. GL, 3.00%, 5/15/40	9,091	9,309
Series 4221,Cl. HJ, 1.50%, 7/15/23	151,134	152,011
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 53.487%, 7/17/28[4]	1,885	413
Series 2079,Cl. S, 0.00%, 7/17/28[4,5]	3,463	791
Series 2130,Cl. SC, 50.364%, 3/15/29[4]	138,814	31,608
Series 2526,Cl. SE, 27.023%, 6/15/29[4]	4,098	963
Series 2796,Cl. SD, 49.915%, 7/15/26[4]	204,862	44,202
Series 2920,Cl. S, 53.15%, 1/15/35[4]	789,869	152,957
Series 2922,Cl. SE, 5.664%, 2/15/35[4]	94,687	18,036
Series 2981,Cl. AS, 0.206%, 5/15/35[4]	133,237	26,623
Series 3004,Cl. SB, 0.00%, 7/15/35[4,5]	39,098	6,210
Series 3201,Cl. SG, 1.899%, 8/15/36[4]	227,628	42,308

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3397,Cl. GS, 15.854%, 12/15/37[4]	$19,819	$4,112
Series 3424,Cl. EI, 15.518%, 4/15/38[4]	21,320	3,071
Series 3450,Cl. BI, 8.89%, 5/15/38[4]	499,713	83,441
Series 3606,Cl. SN, 0.698%, 12/15/39[4]	136,142	24,794
Federal National Mortgage Assn.:
3.00%, 7/1/30[7]	1,800,000	1,862,297
3.50%, 7/1/41[7]	14,840,000	15,265,200
4.00%, 7/1/45[7]	13,300,000	14,073,842
5.00%, 7/1/45[7]	2,815,000	3,109,514
6.00%, 7/1/45[7]	160,000	181,900
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	250,456	264,020
5.00%, 3/1/21-7/1/22	16,170	17,196
5.50%, 2/1/35-5/1/36	214,370	241,662
6.50%, 5/1/17-1/1/34	189,148	196,897
7.00%, 11/1/17-7/1/35	56,762	63,715
7.50%, 1/1/33	5,517	6,689
8.50%, 7/1/32	13,711	15,805
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 38.797%, 5/25/23[4]	3,050	454
Series 222,Cl. 2, 18.28%, 6/25/23[4]	323,571	66,395
Series 252,Cl. 2, 37.274%, 11/25/23[4]	317,413	47,481
Series 294,Cl. 2, 12.133%, 2/25/28[4]	35,277	8,415
Series 301,Cl. 2, 0.00%, 4/25/29[4,5]	3,194	717
Series 303,Cl. IO, 8.553%, 11/25/29[4]	62,214	16,725
Series 320,Cl. 2, 7.85%, 4/25/32[4]	233,237	45,368
Series 321,Cl. 2, 0.00%, 4/25/32[4,5]	644,108	151,299
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	6,712	1,450
Series 331,Cl. 5, 1.854%, 2/25/33[4]	9,506	2,196
Series 331,Cl. 9, 16.521%, 2/25/33[4]	202,975	46,691
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	15,566	3,593
Series 334,Cl. 17, 18.144%, 2/25/33[4]	133,594	30,573
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	221,550	57,671
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	469,896	89,891
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	216,254	44,257
Series 343,Cl. 18, 0.00%, 5/25/34[4,5]	56,044	11,125
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	159,437	31,447
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	74,168	15,228
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	123,806	25,457
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	91,047	20,016
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	44,330	9,779
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	170,895	37,230
Series 364,Cl. 15, 0.267%, 9/25/35[4]	9,128	2,024
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	185,195	41,053
Series 365,Cl. 16, 0.00%, 3/25/36[4,5]	267,269	54,091
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	226,314	251,400
Series 1998-58,Cl. PC, 6.50%, 10/25/28	173,306	195,053
Series 1998-61,Cl. PL, 6.00%, 11/25/28	86,660	98,746
Series 1999-54,Cl. LH, 6.50%, 11/25/29	138,954	158,514
Series 2001-44,Cl. QC, 6.00%, 9/25/16	2,135	2,184
Series 2001-51,Cl. OD, 6.50%, 10/25/31	10,576	12,150
Series 2001-74,Cl. QE, 6.00%, 12/25/31	213,125	243,470
Series 2002-12,Cl. PG, 6.00%, 3/25/17	1,465	1,510
Series 2003-100,Cl. PA, 5.00%, 10/25/18	210,815	221,151
Series 2003-28,Cl. KG, 5.50%, 4/25/23	731,935	801,062
Series 2003-84,Cl. GE, 4.50%, 9/25/18	9,986	10,404
Series 2004-101,Cl. BG, 5.00%, 1/25/20	178,742	183,301
Series 2004-25,Cl. PC, 5.50%, 1/25/34	7,591	8,004
Series 2005-73,Cl. DF, 0.437%, 8/25/35[3]	11,405	11,455
Series 2006-11,Cl. PS, 23.881%, 3/25/36[3]	123,852	198,187
Series 2006-46,Cl. SW, 23.514%, 6/25/36[3]	88,867	119,651
Series 2006-50,Cl. KS, 23.514%, 6/25/36[3]	124,021	195,314
Series 2008-75,Cl. DB, 4.50%, 9/25/23	66,508	69,205
Series 2009-113,Cl. DB, 3.00%, 12/25/20	220,633	226,242
Series 2009-36,Cl. FA, 1.127%, 6/25/37[3]	104,510	107,363
Series 2009-70,Cl. TL, 4.00%, 8/25/19	100,124	103,206

8 OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates: (Continued)
Series 2010-43,Cl. KG, 3.00%, 1/25/21	$60,684	$62,456
Series 2011-3,Cl. EL, 3.00%, 5/25/20	368,089	377,372
Series 2011-38,Cl. AH, 2.75%, 5/25/20	6,078	6,213
Series 2011-82,Cl. AD, 4.00%, 8/25/26	118,737	123,104
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 28.894%, 11/18/31[4]	8,187	1,985
Series 2001-63,Cl. SD, 29.728%, 12/18/31[4]	2,949	670
Series 2001-65,Cl. S, 28.321%, 11/25/31[4]	205,419	49,222
Series 2001-68,Cl. SC, 20.534%, 11/25/31[4]	1,884	457
Series 2001-81,Cl. S, 25.204%, 1/25/32[4]	60,252	14,097
Series 2002-28,Cl. SA, 34.592%, 4/25/32[4]	1,875	413
Series 2002-38,Cl. SO, 45.976%, 4/25/32[4]	5,178	1,050
Series 2002-39,Cl. SD, 37.073%, 3/18/32[4]	3,424	891
Series 2002-47,Cl. NS, 30.983%, 4/25/32[4]	186,615	45,911
Series 2002-48,Cl. S, 30.269%, 7/25/32[4]	3,079	751
Series 2002-51,Cl. S, 31.199%, 8/25/32[4]	171,313	42,164
Series 2002-52,Cl. SD, 35.114%, 9/25/32[4]	240,966	58,294
Series 2002-52,Cl. SL, 32.778%, 9/25/32[4]	1,938	477
Series 2002-53,Cl. SK, 32.28%, 4/25/32[4]	11,929	2,931
Series 2002-56,Cl. SN, 32.017%, 7/25/32[4]	4,198	1,024
Series 2002-60,Cl. SM, 30.224%, 8/25/32[4]	27,500	5,760
Series 2002-7,Cl. SK, 26.703%, 1/25/32[4]	12,466	2,591
Series 2002-77,Cl. BS, 24.887%, 12/18/32[4]	16,881	4,231
Series 2002-77,Cl. IS, 41.553%, 12/18/32[4]	8,821	2,334
Series 2002-77,Cl. SH, 32.066%, 12/18/32[4]	89,919	21,289
Series 2002-84,Cl. SA, 34.754%, 12/25/32[4]	201,401	48,398
Series 2002-9,Cl. MS, 26.29%, 3/25/32[4]	3,168	737
Series 2002-90,Cl. SN, 31.334%, 8/25/32[4]	14,147	2,963
Series 2002-90,Cl. SY, 37.014%, 9/25/32[4]	10,080	2,079
Series 2003-26,Cl. DI, 7.688%, 4/25/33[4]	9,184	2,323
Series 2003-33,Cl. SP, 29.26%, 5/25/33[4]	208,517	44,991
Series 2003-4,Cl. S, 30.868%, 2/25/33[4]	130,938	33,461
Series 2004-54,Cl. DS, 39.328%, 11/25/30[4]	175,797	34,487
Series 2005-12,Cl. SC, 9.333%, 3/25/35[4]	44,930	9,860
Series 2005-14,Cl. SE, 37.864%, 3/25/35[4]	137,664	22,820
Series 2005-40,Cl. SA, 49.129%, 5/25/35[4]	394,027	74,099
Series 2005-40,Cl. SB, 53.455%, 5/25/35[4]	18,454	3,309
Series 2005-52,Cl. JH, 2.135%, 5/25/35[4]	101,984	19,207
Series 2005-93,Cl. SI, 15.316%, 10/25/35[4]	307,650	54,136
Series 2008-55,Cl. SA, 13.805%, 7/25/38[4]	21,940	2,770
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	96,581	5,524
Series 2012-134,Cl. SA, 12.555%, 12/25/42[4]	211,736	53,661
Series 2012-40,Cl. PI, 0.00%, 4/25/41[4,5]	177,320	32,146
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.049%, 9/25/23[6]	102,219	98,142
		46,380,153

GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	9,933	10,819
8.50%, 8/15/17-12/15/17	18,618	19,429
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 60.151%, 2/16/32[4]	297,457	57,655
Series 2007-17,Cl. AI, 19.025%, 4/16/37[4]	91,865	17,712
Series 2011-52,Cl. HS, 9.226%, 4/16/41[4]	615,956	119,043
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	42,658	50,464
Series 2000-7,Cl. Z, 8.00%, 1/16/30	15,936	18,418
		293,540

	Principal Amount	Value
Non-Agency—13.0%
Commercial—11.2%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%, 4/14/29[3,4,5]	$1,645,144	$43,823
Banc of America Commercial Mortgage Trust, Series 2006-5, Cl. AM, 5.448%, 9/10/47	520,000	541,001
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.477%, 7/20/36[3]	773,434	725,020
Series 2014-R7,Cl. 3A1, 2.617%, 3/26/36[2,3]	403,472	400,445
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[1,3]	201,610	205,029
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.68%, 3/25/35[3]	219,241	221,683
Series 2005-9,Cl. A1, 2.41%, 10/25/35[3]	246,566	243,321
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[1,3,4,5]	1,363,458	56,404
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.435%, 1/25/36[3]	165,610	156,245
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	28,596	28,198
Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.349%, 12/10/49[3]	410,000	443,998
Series 2013-GC11,Cl. D, 4.604%, 4/10/46[1,3]	160,000	150,874
Citigroup Mortgage Loan Trust, Inc., Series 2006- AR1, Cl. 1A1, 2.57%, 10/25/35[3]	690,473	683,227
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.727%, 10/15/45[1,3]	50,000	48,761
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[1,3]	300,000	286,405
Series 2013-CR7,Cl. D, 4.494%, 3/10/46[1,3]	390,000	359,245
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	710,000	727,490
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[3,4,5]	2,719,181	236,736
Commercial Mortgage Trust, Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[3]	170,000	182,539
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	410,000	413,392
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	250,118	210,811
Series 2009-13R,Cl. 4A1, 2.625%, 9/26/36[1,3]	55,953	56,317
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[1,3]	75,000	80,203
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	196,043	188,140
Series 2005-FA8,Cl. 1A6, 0.837%, 11/25/35[3]	220,804	167,104
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.549%, 11/25/46[1,3]	35,000	35,703
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,3]	90,000	88,155
Series 2013-K26,Cl. C, 3.723%, 12/25/45[1,3]	60,000	59,111
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,3]	95,000	92,280
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,3]	285,000	276,350
Series 2013-K502,Cl. C, 3.302%, 3/25/45[1,3]	175,000	177,984
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,3]	75,000	75,195
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,3]	115,000	113,392
Series 2014-K715,Cl. C, 4.264%, 2/25/46[1,3]	50,000	50,850
Series 2015-K44,Cl. B, 3.811%, 1/25/48[1,3]	315,000	308,284
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	442,536	413,175
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.937%, 7/25/35[3]	133,884	132,418
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.569%, 12/15/47[1,3]	245,000	238,766
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	275,000	284,623
Series 2012-C6,Cl. E, 5.372%, 5/15/45[1,3]	325,000	328,544
JP Morgan Mortgage Trust, Series 2007-A1, Cl.
5A1, 2.555%, 7/25/35[3]	133,687	134,089

9 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.625%, 9/26/36[1,3]	$213,084	$213,486
Series 2009-5,Cl. 1A2, 2.721%, 7/26/36[1,3]	405,917	355,166
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	300,000	312,518
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	145,000	147,334
LB Commercial Conduit Mortgage Trust, Interest- Only Stripped Mtg.-Backed Security, Series 1998- C1, Cl. IO, 0%, 2/18/30[3,4,5]	470,116	9,069
Lehman Structured Securities Corp., Series 2002- GE1, Cl. A, 2.514%, 7/26/24[1,3]	61,705	52,262
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.816%, 11/15/45[1,3]	400,000	395,060
Series 2013-C7,Cl. D, 4.437%, 2/15/46[1,3]	175,000	164,968
Series 2013-C8,Cl. D, 4.309%, 12/15/48[1,3]	130,000	121,101
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	606,261
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	540,000	570,286
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 1.969%, 11/26/36[1,3]	453,861	345,115
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.379%, 6/26/46[1,3]	340,174	343,168
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.248%, 7/26/45[1,3]	35,196	35,189
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0%, 5/18/32[3,4,5]	3,147,474	50
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[1,3]	65,000	64,932
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Cl. AM, 5.498%, 12/15/44[3]	260,000	262,760
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.348%, 12/25/35[3]	282,104	273,497
Series 2005-AR16,Cl. 1A1, 2.341%, 12/25/35[3]	124,525	118,740
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.658%, 6/25/35[3]	585,584	599,930
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[3]	66,714	63,652
Series 2006-AR7,Cl. 2A4, 2.732%, 5/25/36[3]	10,329	9,883
Series 2006-AR8,Cl. 2A4, 2.641%, 4/25/36[3]	157,854	154,407
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	160,737	166,467
Series 2007-AR3,Cl. A4, 5.803%, 4/25/37[3]	79,185	77,578
Series 2007-AR8,Cl. A1, 2.614%, 11/25/37[3]	201,568	178,072
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.606%, 12/15/45[1,3]	175,000	168,677
Series 2012-C7,Cl. E, 4.999%, 6/15/45[1,3]	120,000	120,408
Series 2012-C8,Cl. E, 5.038%, 8/15/45[1,3]	355,000	358,546
Series 2013-C11,Cl. D, 4.32%, 3/15/45[1,3]	74,000	69,837
		16,023,749

Multi-Family—0.2%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[3]	168,423	164,641
Series 2006-AR2,Cl. 2A3, 2.621%, 3/25/36[3]	145,693	144,210
		308,851

Residential—1.6%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	192,927	178,539
Series 2007-C,Cl. 1A4, 5.308%, 5/20/36[3]	79,971	75,070
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	122,121	111,874
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	306,918	305,273
Carrington Mortgage Loan Trust, Series 2006- FRE1, Cl. A2, 0.297%, 7/25/36[3]	129,769	127,512
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	147,246	141,135
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	21,903	22,969
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.497%, 7/25/35[3]	62,213	57,838

	Principal Amount	Value
Residential (Continued)
MASTR Asset Backed Securities Trust, Series 2006- WMC3, Cl. A3, 0.287%, 8/25/36[3]	$52,997	$26,630
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,8]	3,370,016	909,904
RALI Trust:
Series 2003-QS1,Cl. A2, 5.75%, 1/25/33	22,885	23,006
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	1,173	953
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	14,257	11,639
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.418%, 10/25/33[3]	147,550	150,898
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.808%, 10/25/36[3]	174,288	170,264
		2,313,504
Total Mortgage-Backed Obligations (Cost $68,625,684)		65,319,797

U.S. Government Obligations—1.2%
Federal National Mortgage Assn. Nts., 1%, 9/27/17	259,000	260,027
United States Treasury Nts., 1.50%, 5/31/19	1,438,000	1,445,302
Total U.S. Government Obligations (Cost $1,703,450)		1,705,329

Corporate Bonds and Notes—54.2%
Consumer Discretionary—7.2%
Auto Components—0.1%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	109,000	101,999
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	66,000	65,771
		167,770

Automobiles—1.8%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	316,000	316,146
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	348,014
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	796,000	785,807
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	363,000	405,600
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[1]	392,000	390,853
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	284,000	290,111
		2,536,531

Hotels, Restaurants & Leisure—0.8%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	134,000	134,285
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	386,000	386,522
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	65,000	66,772
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	228,000	224,890
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	335,000	353,556
		1,166,025

Household Durables—0.6%
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	125,000	123,437
4.75% Sr. Unsec. Nts., 5/30/25	245,000	238,875
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	352,000	346,720
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	104,335

10 OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Household Durables (Continued)
Whirlpool Corp.: (Continued)
1.65% Sr. Unsec. Nts., 11/1/17	$85,000	$85,323
		898,690

Leisure Equipment & Products—0.3%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	369,224

Media—2.1%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	188,164
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	332,477
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	130,000	130,161
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	55,000	51,755
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	66,359
9.15% Debs., 2/1/23	96,000	126,863
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	191,000	193,435
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	373,000	371,135
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	85,000	87,015
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	351,000	358,096
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	187,000	182,645
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	366,017
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	126,000	103,613
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	155,000	157,407
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	360,000	348,750
		3,063,892

Multiline Retail—0.3%
Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[1]	375,000	393,750

Specialty Retail—0.7%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	349,000	363,693
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	151,694
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	350,279
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	192,000	193,978
		1,059,644

Textiles, Apparel & Luxury Goods—0.5%
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25[1]	370,000	359,825
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	371,000	369,145
		728,970

Consumer Staples—4.0%
Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	324,000	481,823
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	350,000	351,750
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	364,897
4.25% Sr. Unsec. Nts., 7/15/22[1]	222,000	231,440
		1,429,910

	Principal Amount	Value
Food & Staples Retailing—0.7%
CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	$84,000	$91,555
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	215,000	218,249
Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	330,000	363,452
6.90% Sr. Unsec. Nts., 4/15/38	90,000	111,640
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	192,000	192,247
		977,143

Food Products—1.7%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	300,000	308,990
8.50% Sr. Unsec. Nts., 6/15/19	289,000	349,728
HJ Heinz Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1,7]	186,000	187,425
5.20% Sr. Unsec. Nts., 7/15/45[1,7]	42,000	43,142
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	372,883
JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[1]	288,000	287,849
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	85,000	84,724
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	365,000	368,650
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	118,000	118,759
6.60% Sr. Unsec. Nts., 4/1/16	341,000	354,077
		2,476,227

Tobacco—0.6%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	202,000	332,700
Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	162,000	170,939
6.75% Sr. Unsec. Nts., 6/15/17	325,000	355,255
		858,894

Energy—5.6%
Energy Equipment & Services—0.9%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	74,000	73,298
Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	86,000	88,248
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25[1]	146,000	150,784
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	294,000	294,918
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	153,000	152,017
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	369,000	369,453
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	97,000	82,009
		1,210,727

Oil, Gas & Consumable Fuels—4.7%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	169,000	190,505
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	201,000	197,203
Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	164,000	176,989
Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	142,000	141,061
5.90% Sr. Unsec. Nts., 2/1/18	160,000	174,625
Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	102,000	96,353
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	195,000	194,407

11 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	$373,000	$373,646
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	195,000	192,454
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	290,000	290,079
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	162,000	154,616
EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	299,000	295,255
Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	207,000	224,856
Kinder Morgan Energy Partners LP, 4.10% Sr. Unsec. Nts., 11/15/15	152,000	153,594
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	437,000	460,430
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 6/1/25	374,000	366,520
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	102,000	97,752
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	190,000	188,034
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	404,257
5.45% Sr. Unsec. Nts., 10/14/21[1]	245,000	264,598
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	75,000	70,617
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	331,000	358,052
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	279,000	269,420
Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	208,000	210,239
Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	73,000	64,686
4.60% Sr. Unsec. Nts., 6/15/21	238,000	255,819
4.75% Sr. Unsec. Nts., 3/15/24	194,000	205,972
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	239,000	239,914
Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	170,000	171,432
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	284,000	304,314
		6,787,699

Financials—15.5%
Capital Markets—3.6%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	312,000	312,329
Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	382,000	382,462
Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	498,000	495,467
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	380,000	362,496
Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	262,000	252,817
5.70% Jr. Sub. Perpetual Bonds, Series L3,9	381,000	382,848
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]	305,000	292,057
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	90,000	85,689
4.25% Sr. Unsec. Nts., 11/14/20	337,000	354,433
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45	217,000	202,487
5.00% Sub. Nts., 11/24/25	332,000	347,728
5.45% Jr. Sub. Perpetual Bonds, Series H3,9	366,000	363,713

	Principal Amount	Value
Capital Markets (Continued)
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	$373,000	$375,793
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	464,069
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,9]	556,000	569,956
		5,244,344

Commercial Banks—5.4%
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	354,000	471,436
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	303,000	287,228
CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	373,000	371,135
Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	174,000	210,784
5.95% Jr. Sub. Perpetual Bonds, Series D3,9	368,000	362,940
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,9]	371,000	361,493
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[2,3,9]	320,000	372,800
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	362,000	364,419
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	890,000	897,164
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]	370,000	359,627
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S3,9	344,000	367,970
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,3,9]	334,000	375,124
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,3,9]	667,000	691,679
Regions Bank, Birmingham AL, 6.45% Sub. Nts., 6/26/37	283,000	336,622
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,9	300,000	322,050
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,9]	370,000	380,637
SunTrust Banks, Inc.:
3.60% Sr. Unsec. Nts., 4/15/16	385,000	392,339
5.625% Jr. Sub. Perpetual Bonds[3,9]	345,000	348,019
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[3,9]	137,000	140,432
5.90% Jr. Sub. Perpetual Bonds, Series S3,9	280,000	281,400
		7,695,298

Consumer Finance—1.3%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	283,000	339,954
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	302,000	285,335
5.55% Jr. Sub. Perpetual Bonds[3,9]	369,000	366,694
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	301,000	287,543
3.95% Sr. Unsec. Nts., 11/6/24	280,000	272,195
Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	268,000	264,795
		1,816,516

Diversified Financial Services—0.4%
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	187,516
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	355,000	363,875
		551,391

12 OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Insurance—2.5%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	$308,000	$312,602
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	320,354
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]	276,000	283,956
4.85% Sr. Unsec. Nts., 8/1/44[1]	224,000	216,478
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3,7]	350,000	317,625
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,9]	258,000	256,387
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	300,000	297,405
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,9]	663,000	683,885
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	371,000	373,831
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,9]	212,000	181,924
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,3]	365,000	380,513
		3,624,960

Real Estate Investment Trusts (REITs)—2.0%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	161,952
5.90% Sr. Unsec. Nts., 11/1/21	200,000	225,355
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	370,000	364,450
First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	320,000	356,309
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	114,395
Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,567
Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	320,000	365,494
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	212,000	208,062
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	228,000	240,669
Prologis LP, 4% Sr. Unsec. Nts., 1/15/18	189,000	198,416
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	41,000	44,328
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	150,674
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	319,004
		2,824,675

Real Estate Management & Development—0.3%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	395,000	391,128

Health Care—4.1%
Biotechnology—0.3%
Baxalta, Inc., 5.25% Sr. Unsec. Nts., 6/23/45[1]	110,000	110,460
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	266,642
		377,102

Health Care Equipment & Supplies—0.7%
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	383,839
3.875% Sr. Unsec. Nts., 5/15/24	188,000	188,815
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	357,718
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	111,000	107,649
		1,038,021

	Principal Amount	Value
Health Care Providers & Services—1.5%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	$180,000	$177,093
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21	355,000	362,544
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	374,500
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	534,000	509,954
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	350,000	362,250
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	155,000	154,423
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18[7]	156,000	177,602
		2,118,366

Life Sciences Tools & Services—0.2%
Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	23,000	23,289
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	121,000	123,345
5.30% Sr. Unsec. Nts., 2/1/44	140,000	148,003
		294,637

Pharmaceuticals—1.4%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	184,000	181,956
4.70% Sr. Unsec. Nts., 5/14/45	74,000	73,270
Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	243,000	241,438
1.85% Sr. Unsec. Nts., 3/1/17	136,000	136,702
3.80% Sr. Unsec. Nts., 3/15/25	322,000	316,462
4.75% Sr. Unsec. Nts., 3/15/45	158,000	150,344
Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20	373,000	417,043
6.05% Sr. Unsec. Nts., 3/30/17	150,000	161,440
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	386,000	388,895
		2,067,550

Industrials—4.9%
Aerospace & Defense—0.5%
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1,7]	215,000	215,986
L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	100,000	99,345
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	100,000	101,051
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	111,000	109,322
4.30% Sr. Unsec. Nts., 3/1/24	189,000	196,358
		722,062

Building Products—0.3%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	422,000	427,886

Commercial Services & Supplies—0.8%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	395,000	402,900
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	431,000	434,882
R.R. Donnelley & Sons Co., 7.625% Sr. Unsec. Nts., 6/15/20	330,000	372,075
		1,209,857

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	291,427

13 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates—0.7%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,9	$776,000	$849,720
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	109,000	109,517
		959,237

Machinery—0.7%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	201,137
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	340,000	352,632
Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16	62,000	65,763
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	323,000	330,251
		949,783

Professional Services—0.3%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	362,928

Road & Rail—0.9%
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	309,000	302,011
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]	110,000	101,117
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	315,000	302,670
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	368,000	370,616
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	233,176
		1,309,590

Trading Companies & Distributors—0.5%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	387,788
International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	323,000	350,051
		737,839

Information Technology—3.1%
Communications Equipment—0.4%
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	259,000	244,379
QUALCOMM, Inc., 3.45% Sr. Unsec. Nts., 5/20/25	351,000	341,933
		586,312

Electronic Equipment, Instruments, & Components—0.8%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	407,000	442,227
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	405,000	421,821
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]	290,000	288,057
		1,152,105

Internet Software & Services—0.3%
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[1]	375,000	375,000

IT Services—0.5%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	297,000	296,425
3.50% Sr. Unsec. Nts., 4/15/23	207,000	201,005
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	130,000	133,190
6.75% Sr. Unsec. Nts., 2/1/17	65,000	70,035
		700,655

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.2%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25[1]	$370,000	$347,615

Software—0.5%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	110,000	110,344
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	349,000	346,382
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	269,000	269,607
		726,333

Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	195,168
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	367,000	371,671
		566,839

Materials—3.2%
Chemicals—1.1%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	143,643
4.125% Sr. Unsec. Nts., 3/15/35	75,000	67,077
Eastman Chemical Co.:
3.00% Sr. Unsec. Nts., 12/15/15	182,000	183,650
4.65% Sr. Unsec. Nts., 10/15/44	92,000	87,181
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	125,330
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	215,000	213,259
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	396,150
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	313,583
Valspar Corp. (The), 3.30% Sr. Unsec. Nts., 2/1/25	103,000	99,176
		1,629,049

Construction Materials—0.3%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	101,000	99,899
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	364,000	376,740
		476,639

Containers & Packaging—1.0%
Ball Corp., 4% Sr. Unsec. Nts., 11/15/23	370,000	345,025
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	92,157
4.50% Sr. Unsec. Nts., 11/1/23	300,000	309,516
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	617,000	635,541
		1,382,239

Metals & Mining—0.7%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	144,292
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	122,000	110,872
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	302,000	310,059
Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	137,000	136,110
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	96,177
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	193,000	185,984
		983,494

14 OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Paper & Forest Products—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	$153,000	$141,911

Telecommunication Services—2.7%
Diversified Telecommunication Services—2.6%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	543,000	465,121
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	247,000	366,800
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	346,000	350,325
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	349,000	361,077
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	345,000	306,188
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	97,000	98,775
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	230,000	259,900
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	142,000	174,428
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	163,000	158,619
4.50% Sr. Unsec. Nts., 9/15/20	891,000	961,393
4.522% Sr. Unsec. Nts., 9/15/48[1]	252,000	222,869
5.012% Sr. Unsec. Nts., 8/21/54	50,000	45,891
		3,771,386

Wireless Telecommunication Services—0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	138,000	128,500

Utilities—3.9%
Electric Utilities—2.3%
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	99,000	100,634
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]	275,000	288,687
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	364,713
Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25	359,000	361,294
ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	329,000	325,889
5.30% Sr. Unsec. Nts., 7/1/43	78,000	83,367
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	369,000	369,608
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	79,936

	Principal Amount	Value
Electric Utilities (Continued)
PPL Capital Funding, Inc.:
3.50% Sr. Unsec. Unsub. Nts., 12/1/22	$204,000	$ 206,512
4.20% Sr. Sec. Nts., 6/15/22	54,000	56,841
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	429,000	474,673
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	357,307
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	231,000	229,576
		3,299,037

Independent Power and Renewable Electricity Producers—0.5%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	272,000	273,527
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[1]	349,000	353,363
		626,890

Multi-Utilities—1.1%
Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45	185,000	180,792
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	351,179
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	205,477
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	286,000	314,896
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	84,000	81,669
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	141,000	132,727
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	148,000	150,944
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[1]	183,000	179,199
		1,596,883
Total Corporate Bonds and Notes (Cost $77,119,217)		77,630,580

	Shares
Investment Company—5.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[10,11] (Cost $7,925,085)	7,925,085	7,925,085

Total Investments, at Value (Cost $178,948,232)	123.0%	176,257,541
Net Other Assets (Liabilities)	(23.0)	(32,978,870)

Net Assets	100.0%	$ 143,278,671

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,657,722 or 27.68% of the Fund’s net assets as of June 30, 2015.

2. Restricted security. The aggregate value of restricted securities as of June 30, 2015 was $3,690,871, which represents 2.58% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.617%, 3/26/36	3/6/15-5/13/15	$400,577	$400,445	$(132)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	364,992	372,800	7,808
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21	3/12/15	249,966	251,645	1,679
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	3,281,116	909,904	(2,371,212)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	673,806	691,679	17,873

15 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-2/16/12	$607,833	$683,885	$76,052
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	377,913	380,513	2,600

		$5,956,203	$3,690,871	$(2,265,332)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,603,436 or 1.82% of the Fund’s net assets as of June 30, 2015.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $142,030 or 0.10% of the Fund’s net assets as of June 30, 2015.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	6,496,088	32,493,929	31,064,932	7,925,085

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$7,925,085	$4,248

11. Rate shown is the 7-day yield as of June 30, 2015.

Futures Contracts as of June 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/21/15	33	$4,977,844	$96,950
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/15	4	875,750	25
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/15	93	11,733,984	73,383
United States Treasury Ultra Bonds	CBT	Buy	9/21/15	67	10,322,188	(272,788)

						$(102,430)

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

16 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $171,023,147)	$168,332,456
Affiliated companies (cost $7,925,085)	7,925,085

176,257,541

Cash	540,476

Cash used for collateral on futures	200,000

Receivables and other assets:
Investments sold (including $23,226,661 sold on a when-issued or delayed delivery basis)	23,996,294
Interest, dividends and principal paydowns	925,229
Shares of beneficial interest sold	192,146
Variation margin receivable	7,167
Other	37,063

Total assets	202,155,916

Liabilities
Payables and other liabilities:
Investments purchased (including $58,194,296 purchased on a when-issued or delayed delivery basis)	58,720,363
Shares of beneficial interest redeemed	63,843
Trustees’ compensation	29,952
Distribution and service plan fees	11,058
Shareholder communications	9,439
Variation margin payable	5,706
Other	36,884

Total liabilities	58,877,245

Net Assets	$143,278,671

Composition of Net Assets
Par value of shares of beneficial interest	$18,751

Additional paid-in capital	225,232,406

Accumulated net investment income	1,600,813

Accumulated net realized loss on investments	(80,780,178)

Net unrealized depreciation on investments	(2,793,121)

Net Assets	$143,278,671

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $89,880,631 and 11,712,401 shares of beneficial interest outstanding)	$7.67

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $53,398,040 and 7,038,950 shares of beneficial interest outstanding)	$7.59

See accompanying Notes to Financial Statements.

17 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $ 439)	$2,668,898

Fee income on when-issued securities	445,513

Dividends - affiliated companies	4,248

Total investment income	3,118,659

Expenses
Management fees	439,151

Distribution and service plan fees - Service shares	69,296

Transfer and shareholder servicing agent fees:
Non-Service shares	45,479
Service shares	27,713

Shareholder communications:
Non-Service shares	12,667
Service shares	7,716

Custodian fees and expenses	21,301

Trustees’ compensation	8,312

Other	31,108

Total expenses	662,743
Less reduction to custodian expenses	(77)
Less waivers and reimbursements of expenses	(44,405)

Net expenses	618,261

Net Investment Income	2,500,398

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	255,208
Closing and expiration of futures contracts	(175,172)

Net realized gain	80,036

Net change in unrealized appreciation/depreciation on:
Investments	(1,426,587)
Futures contracts	(461,305)

Net change in unrealized appreciation/depreciation	(1,887,892)

Net Increase in Net Assets Resulting from Operations	$692,542

See accompanying Notes to Financial Statements.

18 OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$2,500,398	$5,421,470

Net realized gain	80,036	3,158,701

Net change in unrealized appreciation/depreciation	(1,887,892)	1,727,274

Net increase in net assets resulting from operations	692,542	10,307,445

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,667,301)	(4,942,642)
Service shares	(2,079,404)	(2,786,126)

	(5,746,705)	(7,728,768)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	2,307,738	(7,710,673)
Service shares	2,593,353	(3,167,239)

	4,901,091	(10,877,912)

Net Assets
Total decrease	(153,072)	(8,299,235)

Beginning of period	143,431,743	151,730,978

End of period (including accumulated net investment income of $1,600,813 and $4,847,120, respectively)	$143,278,671	$143,431,743

See accompanying Notes to Financial Statements.

19 OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$7.96	$7.83	$8.26	$7.88	$7.73	$7.07

Income (loss) from investment operations:
Net investment income[2]	0.14	0.30	0.36	0.35	0.36	0.40
Net realized and unrealized gain (loss)	(0.10)	0.26	(0.37)	0.44	0.25	0.40

Total from investment operations	0.04	0.56	(0.01)	0.79	0.61	0.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.43)	(0.42)	(0.41)	(0.46)	(0.14)

Net asset value, end of period	$7.67	$7.96	$7.83	$8.26	$7.88	$7.73

Total Return, at Net Asset Value[3]	0.44%	7.27%	(0.10)%	10.29%	8.27%	11.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,881	$90,757	$96,785	$116,989	$122,271	$132,557

Average net assets (in thousands)	$91,726	$94,336	$105,012	$119,547	$127,341	$136,333

Ratios to average net assets:[4]
Net investment income	3.51%	3.72%	4.51%	4.34%	4.71%	5.32%
Total expenses[5]	0.81%	0.80%	0.80%	0.77%	0.77%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%

Portfolio turnover rate[6]	47%	127%	115%	140%	99%	98%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.81%
Year Ended December 31, 2014	0.81%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.79%
Year Ended December 30, 2011	0.79%
Year Ended December 31, 2010	0.80%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2015	$370,576,432	$384,401,097
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357

See accompanying Notes to Financial Statements.

20 OPPENHEIMER CORE BOND FUND/VA

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$7.86	$7.74	$8.17	$7.79	$7.65	$6.99

Income (loss) from investment operations:
Net investment income[2]	0.13	0.27	0.34	0.33	0.34	0.37
Net realized and unrealized gain (loss)	(0.09)	0.26	(0.37)	0.44	0.24	0.41

Total from investment operations	0.04	0.53	(0.03)	0.77	0.58	0.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.41)	(0.40)	(0.39)	(0.44)	(0.12)

Net asset value, end of period	$7.59	$7.86	$7.74	$8.17	$7.79	$7.65

Total Return, at Net Asset Value[3]	0.44%	6.93%	(0.38)%	10.17%	7.93%	11.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,398	$52,675	$54,946	$64,694	$62,294	$56,562

Average net assets (in thousands)	$55,895	$55,215	$59,523	$67,116	$58,629	$57,313

Ratios to average net assets:[4]
Net investment income	3.26%	3.47%	4.26%	4.07%	4.42%	5.06%
Total expenses[5]	1.06%	1.04%	1.05%	1.02%	1.02%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	0.95%

Portfolio turnover rate[6]	47%	127%	115%	140%	99%	98%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.06%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.04%
Year Ended December 30, 2011	1.04%
Year Ended December 31, 2010	1.05%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2015	$370,576,432	$384,401,097
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357

See accompanying Notes to Financial Statements.

21 OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

22 OPPENHEIMER CORE BOND FUND/VA

2. Significant Accounting Policies (Continued)

During the fiscal year ended December 31, 2014, the Fund utilized $3,087,162 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $104,469 and straddle losses of $6,292. Details of the fiscal year ended December 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$5,271,444
2017	75,069,850

Total	$80,341,294

As of June 30, 2015, it is estimated that the capital loss carryforwards would be $80,372,019 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will utilize $80,036 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$179,049,959
Federal tax cost of other investments	(7,162,961)

Total federal tax cost	$171,886,998

Gross unrealized appreciation	$3,439,466
Gross unrealized depreciation	(6,334,314)

Net unrealized depreciation	$(2,894,848)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

23 OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

24 OPPENHEIMER CORE BOND FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$23,676,750	$—	$23,676,750
Mortgage-Backed Obligations	—	64,301,227	1,018,570	65,319,797
U.S. Government Obligations	—	1,705,329	—	1,705,329
Corporate Bonds and Notes	—	77,630,580	—	77,630,580
Investment Company	7,925,085	—	—	7,925,085

Total Investments, at Value	7,925,085	167,313,886	1,018,570	176,257,541
Other Financial Instruments:
Futures contracts	170,358	—	—	170,358

Total Assets	$8,095,443	$167,313,886	$1,018,570	$176,427,899

Liabilities Table
Other Financial Instruments:
Futures contracts	$(272,788)	$—	$—	$(272,788)

Total Liabilities	$(272,788)	$—	$—	$(272,788)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$58,194,296
Sold securities	23,226,661

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

25 OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of June 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$3,281,116
Market Value	$909,904
Market Value as % of Net Assets	0.64%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

26 OPPENHEIMER CORE BOND FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $11,918,456 and $31,019,571 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 30, 2015:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$7,167	*	Variation margin payable	$5,706	*

27 OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$ (175,172)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$ (461,305)

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	638,604	$5,183,249	473,147	$3,766,474
Dividends and/or distributions reinvested	476,892	3,667,301	636,119	4,942,642
Redeemed	(810,958)	(6,542,812)	(2,061,362)	(16,419,789)

Net increase (decrease)	304,538	$2,307,738	(952,096)	$(7,710,673)

Service Shares
Sold	1,396,116	$11,131,603	1,990,358	$15,655,488
Dividends and/or distributions reinvested	273,246	2,079,404	362,777	2,786,126
Redeemed	(1,334,093)	(10,617,654)	(2,750,766)	(21,608,853)

Net increase (decrease)	335,269	$2,593,353	(397,631)	$(3,167,239)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$56,982,172	$54,645,890
U.S. government and government agency obligations	9,125,149	10,617,515
To Be Announced (TBA) mortgage-related securities	370,576,432	384,401,097

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

28 OPPENHEIMER CORE BOND FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $25,634 and $15,381 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $3,390 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

29 OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30 OPPENHEIMER CORE BOND FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

			Net Profit	Other Capital
Fund Name	Pay Date	Net Income	from Sale	Sources
Oppenheimer Core Bond Fund/VA	6/16/15	94.3%	5.7%	0.0%

31 OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder Servicing
Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2015
Oppenheimer
Global Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGER: Rajeev Bhaman, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	10.29%	7.89%	14.94%	8.31%
Service Shares	7/13/00	10.16	7.62	14.66	8.04
MSCI All Country World Index		2.66	0.71	11.93	6.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns include changes in share price and reinvested distributions but should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

McGraw Hill Financial, Inc.	2.6%

Murata Manufacturing Co. Ltd.	2.5

Altera Corp.	2.4

Aetna, Inc.	2.3

eBay, Inc.	2.2

Walt Disney Co. (The)	2.2

Airbus Group SE	2.1

Anthem, Inc.	2.1

Citigroup, Inc.	2.1

Telefonaktiebolaget LM Ericsson, Cl. B	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of investments.

2        OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

During the six-month reporting period, the Fund’s Non-Service shares produced a return of 10.29%. By comparison, the MSCI AC World Index (the “Index”) returned 2.66%. The Fund outperformed the Index in all sectors, led by stock selection in the information technology, health care and financials sectors.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

For the six-month reporting period, global equities generally produced muted results. After U.S. equities outperformed other developed and emerging market equities in 2014, the market environment shifted in 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets. European markets rallied and the euro fell against the currencies of most major trading partners. This resulted in European and emerging market equities outperforming U.S. equities through May 2015. However, concerns around Greece’s debt situation emerged yet again late this reporting period. The market had hoped for an 11th hour resolution to the stand-off between Greece and its creditors, but instead got an escalation of the crisis after the Greek Prime Minister called for a referendum. In the minds of many, this increased the odds of a Greek exit from the Eurozone (“Grexit”) and impacted the markets through the end of the reporting period. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Grexit for the time being.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, top contributors to performance included Murata Manufacturing Co., Aetna Inc., and Altera Corp. Murata Manufacturing is a Japan-based smartphone ceramic capacitor manufacturer. The company has exceeded earnings expectations due to robust, global sales of high-end smartphones. As a component manufacturer with both Apple and Samsung as customers, it does not matter which company wins the next product refresh. A depreciating Japanese yen also boosted Murata, whose costs are in yen and sales are in U.S. dollars. Our investment thesis in Aetna, a health benefits company, was predicated on our belief that the company would be part of the solution to rising health care costs, and that the Affordable Care Act (Obamacare) would not supplant the entire private insurance market. Furthermore, we thought that the growth of the numbers of people entering the insured space as coverage was made broadly universal would add to both revenues and profits. So far, this proved to be correct. In a consolidating industry, we believe that Aetna’s scale and cost advantage should enable it to be one of the few survivors. Recently, Aetna bid to acquire Humana. Altera is a key player in the programmable logic device (PLD) niche of the semiconductor industry. In contrast to application-specific integrated circuits, PLDs can be reconfigured to address the unique needs of respective users. Recognizing the value of Altera’s intellectual property, Intel, the largest chip maker, announced plans to acquire Altera.

TOP INDIVIDUAL DETRACTORS

The most significant detractors from the Fund’s performance included Tiffany & Co., Telefonaktiebolaget LM Ericsson and Embraer SA. Tiffany & Co. experienced a soft holiday sales season due to some promotional missteps, and a strong U.S. dollar negatively impacted the bottom line. Despite much talk of China’s current slowdown, we believe our thesis on increasing consumption of luxury goods, particularly in the emerging markets, over the longer term remains intact. China has demonstrated a huge appetite for jewelry, with jewelry sales growing approximately 35% annually. Tiffany continues to improve its product offering, which has positive implications for margins, and continues to have a strong global brand, in our view. Ericsson, a mobile network operator, underperformed for a few reasons: slower U.S. recovery, 4G peaking in China and no resolution of a patent dispute with Apple. We view these as transient factors and remain comfortable with our position in Ericsson. Operating expenditures peaked in 2014, and we expect gross margin to improve as networks increasingly switch to software and capacity investment, which can drive LTE network quality. Ericsson is the leader in this area. Moreover, we believe that industry consolidation, which drives lower price erosion, benefits Ericsson, which has scale and a strong balance sheet with more than $5 billion in net cash. Embraer is one of the largest manufacturers of smaller sized jets, which are used in the commercial regional market and business jet market. Embraer also is well positioned with niche products in global defense markets, in our view. Although the company reported disappointing earnings earlier this year, we believed the market overreacted. We expected meaningful order flow to resume and the business jet market to pickup in activity, particularly in the emerging markets. Negative sentiment surrounding the outlook for the Brazilian economy also led the stock lower. We continue to like management’s disciplined approach to cash deployment and the company’s strong balance sheet.

STRATEGY & OUTLOOK

Headlines have very little to do with the way we invest, other than perhaps creating opportunities to buy or add to companies where we believe that near-term concerns have caused share prices to dislocate from long-term fundamentals. The Fund is a long-term, growth-oriented investment portfolio. We use a bottom-up, fundamental approach and seek to invest only in high quality companies with above average, sustainable growth characteristics. We seek to add value via our individual stock selection, and make no effort to mimic the weights assigned to the Index by sector, region or country. Valuation is a critical part of our investment criteria. Assuming we properly understand a given set of business economics, our returns are principally a function of paying an appropriate price.

3        OPPENHEIMER GLOBAL FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$1,102.90	$3.97
Service shares	1,000.00	1,101.60	5.28

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.03	3.82
Service shares	1,000.00	1,019.79	5.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value

Common Stocks—97.2%

Consumer Discretionary—11.6%

Hotels, Restaurants & Leisure—1.0%

International Game Technology plc[1]	808,101	$14,351,874

McDonald’s Corp.	147,660	14,038,036

		28,389,910

Internet & Catalog Retail—0.8%

JD.com, Inc., ADR[1]	706,301	24,084,864

Media—3.0%

Walt Disney Co. (The)	547,130	62,449,418

Zee Entertainment Enterprises Ltd.	4,184,363	24,232,668

		86,682,086

Specialty Retail—3.0%

Inditex SA	1,463,755	47,734,284

Tiffany & Co.	406,890	37,352,502

		85,086,786

Textiles, Apparel & Luxury Goods—3.8%

Brunello Cucinelli SpA	394,305	7,385,334

Kering	189,430	33,790,057

LVMH Moet Hennessy Louis Vuitton SE	293,580	51,392,959

Tod’s SpA	162,664	15,440,385

		108,008,735

Consumer Staples—5.4%

Beverages—1.0%

Ambev SA, ADR	1,193,225	7,278,672

Fomento Economico Mexicano SAB de CV, ADR	222,675	19,838,116

		27,116,788

Food Products—2.6%

Nestle SA	370,589	26,788,225

Unilever plc	1,128,493	48,508,888

		75,297,113

Household Products—1.8%

Colgate-Palmolive Co.	806,580	52,758,398

Energy—1.5%

Energy Equipment & Services—0.9%

Technip SA	442,690	27,420,157

Oil, Gas & Consumable Fuels—0.6%

Repsol SA	922,284	16,235,447

Financials—23.5%

Capital Markets—6.3%

Credit Suisse Group AG1	1,285,391	35,319,284

Deutsche Bank AG	970,715	29,154,542

Goldman Sachs Group, Inc. (The)	221,910	46,332,589

Nomura Holdings, Inc.	2,229,800	15,029,226

UBS Group AG1	2,655,498	56,304,942

		182,140,583

Commercial Banks—7.5%

Banco Bilbao Vizcaya Argentaria SA	3,243,794	31,908,975

Citigroup, Inc.	1,064,860	58,822,866

ICICI Bank Ltd., Sponsored ADR	4,201,880	43,783,590

Itau Unibanco Holding SA, ADR	2,027,744	22,203,797

Societe Generale SA	542,139	25,293,348

Sumitomo Mitsui Financial Group, Inc.	735,000	32,659,310

		214,671,886

Diversified Financial Services—3.1%

BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	3,982,700	15,013,105

McGraw Hill Financial, Inc.	727,140	73,041,213

		88,054,318

	Shares	Value

Insurance—5.5%

Allianz SE	276,129	$42,991,006

Dai-ichi Life Insurance Co. Ltd. (The)	2,082,800	40,904,303

FNF Group	593,570	21,956,154

Prudential plc	2,116,097	51,062,687

		156,914,150

Real Estate Management & Development—1.1%

DLF Ltd.	17,080,971	31,152,755

Health Care—18.3%

Biotechnology—8.5%

ACADIA Pharmaceuticals, Inc.[1]	489,720	20,509,474

Biogen, Inc.[1]	74,940	30,271,264

BioMarin Pharmaceutical, Inc.[1]	209,630	28,673,191

Bluebird Bio, Inc.[1]	88,220	14,853,601

Celldex Therapeutics, Inc.[1]	1,075,550	27,125,371

Circassia Pharmaceuticals plc[1]	4,555,513	20,947,919

Clovis Oncology, Inc.[1]	216,860	19,057,657

Gilead Sciences, Inc.	359,970	42,145,288

MacroGenics, Inc.[1]	36,540	1,387,424

Medivation, Inc.[1]	109,910	12,551,722

Vertex Pharmaceuticals, Inc.[1]	205,840	25,417,123

		242,940,034

Health Care Equipment & Supplies—1.8%

St. Jude Medical, Inc.	268,810	19,641,946

Zimmer Biomet Holdings, Inc.	281,390	30,736,230

		50,378,176

Health Care Providers & Services—4.4%

Aetna, Inc.	526,790	67,144,654

Anthem, Inc.	358,815	58,895,894

		126,040,548

Pharmaceuticals—3.6%

Bayer AG	314,316	43,981,560

Roche Holding AG	91,670	25,736,671

Shire plc	251,120	20,185,822

Theravance Biopharma, Inc.[1]	157,022	2,044,427

Theravance, Inc.	624,740	11,289,052

		103,237,532

Industrials—11.0%

Aerospace & Defense—2.8%

Airbus Group SE	917,960	59,473,013

Embraer SA, Sponsored ADR	724,823	21,954,889

		81,427,902

Air Freight & Couriers—1.2%

United Parcel Service, Inc., Cl. B	342,350	33,177,138

Building Products—1.4%

Assa Abloy AB, Cl. B	2,144,913	40,390,110

Construction & Engineering—0.4%

FLSmidth & Co. AS	254,064	12,257,587

Electrical Equipment—2.6%

Emerson Electric Co.	377,670	20,934,248

Nidec Corp.	559,300	41,951,148

Prysmian SpA	511,891	11,048,253

		73,933,649

Industrial Conglomerates—1.8%

3M Co.	249,760	38,537,968

Siemens AG	135,121	13,607,420

		52,145,388

Machinery—0.8%

FANUC Corp.	107,400	21,925,269

6        OPPENHEIMER GLOBAL FUND/VA

	Shares	Value

Information Technology—23.5%

Communications Equipment—2.0%

Telefonaktiebolaget LM Ericsson, Cl. B	5,443,909	$56,352,793

Electronic Equipment, Instruments, & Components—5.1%

Keyence Corp.	80,811	43,570,402

Kyocera Corp.	614,100	31,909,819

Murata Manufacturing Co. Ltd.	405,900	70,769,739

		146,249,960

Internet Software & Services—6.9%

eBay, Inc.[1]	1,055,640	63,591,754

Facebook, Inc., Cl. A1	504,910	43,303,606

Google, Inc., Cl. A1	77,700	41,961,108

Google, Inc., Cl. C1	75,692	39,398,443

Qihoo 360 Technology Co. Ltd., ADR[1]	154,060	10,428,321

		198,683,232

IT Services—0.2%

Earthport plc[1]	6,806,563	4,065,964

Semiconductors & Semiconductor Equipment—4.1%

Altera Corp.	1,338,100	68,510,720

Maxim Integrated Products, Inc.	1,413,215	48,861,909

		117,372,629

Software—5.2%

Adobe Systems, Inc.[1]	633,933	51,354,912

Intuit, Inc.	515,140	51,910,658

SAP SE	669,371	46,641,845

		149,907,415

	Shares	Value

Materials—1.0%

Chemicals—1.0%

Linde AG	147,441	$27,918,084

Telecommunication Services—1.4%

Wireless Telecommunication Services—1.4%

KDDI Corp.	1,619,800	38,955,961

Total Common Stocks (Cost $1,489,138,998)		2,781,373,347

Preferred Stocks—1.8%

Bayerische Motoren Werke (BMW) AG, Preference	590,367	49,960,954

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	79,253,601	1,057,876

Total Preferred Stocks (Cost $18,576,232)		51,018,830

	Units

Rights, Warrants and Certificates—0.0%

Rapsol SA Rts., Strike Price 1EUR, Exp. 7/3/15[1] (Cost $—)	922,284	478,117

	Shares	Value

Investment Company—0.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3] (Cost $21,019,076)	21,019,076	21,019,076

Total Investments, at Value (Cost $1,528,734,306)	99.7%	2,853,889,370

Net Other Assets (Liabilities)	0.3	8,987,212

Net Assets	100.0%	$2,862,876,582

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR      Euro

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	12,394,365	215,774,981	207,150,270	21,019,076

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$21,019,076	$17,236

3. Rate shown is the 7-day yield as of June 30, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,299,012,607	45.5%
Japan	337,675,177	11.8
Germany	254,255,411	8.9
Switzerland	144,149,122	5.1
United Kingdom	138,937,333	4.9
France	137,896,521	4.8
India	100,226,889	3.5
Sweden	96,742,903	3.4
Spain	96,356,822	3.4
Brazil	66,450,463	2.3
Netherlands	59,473,013	2.1
China	34,513,185	1.2
Italy	33,873,973	1.2
Ireland	20,185,822	0.7
Mexico	19,838,116	0.7
Denmark	12,257,587	0.4
Cayman Islands	2,044,426	0.1

Total	$2,853,889,370	100.0%

See accompanying Notes to Financial Statements.

7        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,507,715,230)	$2,832,870,294
Affiliated companies (cost $21,019,076)	21,019,076

2,853,889,370

Cash	4,984,832

Receivables and other assets:
Dividends	5,620,258
Shares of beneficial interest sold	4,024,616
Investments sold	137,036
Other	122,206

Total assets	2,868,778,318

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	5,207,187
Distribution and service plan fees	270,231
Investments purchased	136,788
Trustees’ compensation	100,091
Shareholder communications	71,892
Other	115,547

Total liabilities	5,901,736

Net Assets	$2,862,876,582

Composition of Net Assets
Par value of shares of beneficial interest	$71,307

Additional paid-in capital	1,462,600,320

Accumulated net investment income	17,599,801

Accumulated net realized gain on investments and foreign currency transactions	57,853,203

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,324,751,951

Net Assets	$2,862,876,582

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,567,862,337 and 38,882,920 shares of beneficial interest outstanding)	$40.32

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,295,014,245 and 32,424,160 shares of beneficial interest outstanding)	$39.94

See accompanying Notes to Financial Statements.

8        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,780,555)	$31,413,846
Affiliated companies	17,236

Interest	192

Portfolio lending fees	6,775

Total investment income	31,438,049

Expenses
Management fees	8,750,177

Distribution and service plan fees - Service shares	1,573,477

Transfer and shareholder servicing agent fees:
Non-Service shares	759,681
Service shares	629,257

Shareholder communications:
Non-Service shares	58,095
Service shares	47,945

Custodian fees and expenses	113,205

Trustees’ compensation	32,727

Other	116,311

Total expenses	12,080,875
Less reduction to custodian expenses	(405)
Less waivers and reimbursements of expenses	(13,755)

Net expenses	12,066,715

Net Investment Income	19,371,334

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	82,531,820
Foreign currency transactions	255,836

Net realized gain	82,787,656

Net change in unrealized appreciation/depreciation on:
Investments	187,294,352
Translation of assets and liabilities denominated in foreign currencies	(22,019,960)

Net change in unrealized appreciation/depreciation	165,274,392

Net Increase in Net Assets Resulting from Operations	$267,433,382

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$19,371,334	$31,557,766

Net realized gain	82,787,656	197,744,443

Net change in unrealized appreciation/depreciation	165,274,392	(172,610,475)

Net increase in net assets resulting from operations	267,433,382	56,691,734

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(19,562,645)	(16,920,293)
Service shares	(13,304,683)	(10,958,436)

	(32,867,328)	(27,878,729)

Distributions from net realized gain:
Non-Service shares	(97,527,552)	(69,030,952)
Service shares	(81,961,760)	(57,658,820)

	(179,489,312)	(126,689,772)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	69,071,496	(70,199,522)
Service shares	66,242,448	(60,956,871)

	135,313,944	(131,156,393)

Net Assets
Total increase (decrease)	190,390,686	(229,033,160)

Beginning of period	2,672,485,896	2,901,519,056

End of period (including accumulated net investment income of $17,599,801 and $31,095,795, respectively)	$2,862,876,582	$2,672,485,896

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$39.50	$40.86	$32.55	$27.46	$30.30	$26.50

Income (loss) from investment operations:
Net investment income[2]	0.31	0.50	0.41	0.44	0.65	0.33
Net realized and unrealized gain (loss)	3.76	0.46	8.40	5.29	(3.11)	3.85

Total from investment operations	4.07	0.96	8.81	5.73	(2.46)	4.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.46)	(0.50)	(0.64)	(0.38)	(0.38)
Distributions from net realized gain	(2.71)	(1.86)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.25)	(2.32)	(0.50)	(0.64)	(0.38)	(0.38)

Net asset value, end of period	$40.32	$39.50	$40.86	$32.55	$27.46	$30.30

Total Return, at Net Asset Value[3]	10.29%	2.29%	27.31%	21.27%	(8.29)%	15.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,567,863	$1,468,107	$1,397,026	$1,252,127	$1,165,141	$1,410,764

Average net assets (in thousands)	$1,532,362	$1,532,383	$1,333,848	$1,206,244	$1,335,403	$1,336,110

Ratios to average net assets:[4]
Net investment income	1.50%	1.24%	1.13%	1.48%	2.17%	1.22%
Total expenses[5]	0.76%	0.76%	0.77%	0.76%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.77%	0.76%	0.76%	0.76%

Portfolio turnover rate	6%	13%	11%	14%	13%	15%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.76%
Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$39.10	$40.47	$32.25	$27.21	$30.04	$26.28

Income (loss) from investment operations:
Net investment income[2]	0.26	0.40	0.32	0.36	0.56	0.26
Net realized and unrealized gain (loss)	3.73	0.44	8.32	5.25	(3.08)	3.82

Total from investment operations	3.99	0.84	8.64	5.61	(2.52)	4.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.35)	(0.42)	(0.57)	(0.31)	(0.32)
Distributions from net realized gain	(2.71)	(1.86)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.15)	(2.21)	(0.42)	(0.57)	(0.31)	(0.32)

Net asset value, end of period	$39.94	$39.10	$40.47	$32.25	$27.21	$30.04

Total Return, at Net Asset Value[3]	10.16%	2.06%	26.99%	20.95%	(8.53)%	15.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,295,014	$1,204,379	$1,216,285	$1,130,388	$1,003,839	$1,101,584

Average net assets (in thousands)	$1,269,279	$1,265,528	$1,174,119	$1,069,295	$1,091,128	$997,627

Ratios to average net assets:[4]
Net investment income	1.27%	0.99%	0.89%	1.23%	1.90%	0.96%
Total expenses[5]	1.01%	1.01%	1.02%	1.01%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.02%	1.01%	1.01%	1.01%

Portfolio turnover rate	6%	13%	11%	14%	13%	15%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.01%
Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

13        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,552,915,140

Gross unrealized appreciation	$1,415,601,421
Gross unrealized depreciation	(114,627,191)

Net unrealized appreciation	$1,300,974,230

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

14        OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$152,276,694	$179,975,687	$—	$332,252,381
Consumer Staples	79,875,186	75,297,113	—	155,172,299
Energy	—	43,655,604	—	43,655,604
Financials	266,140,209	406,793,483	—	672,933,692
Health Care	411,744,318	110,851,972	—	522,596,290
Industrials	114,604,243	200,652,800	—	315,257,043

15        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Information Technology	$419,321,431	$253,310,562	$—	$672,631,993
Materials	—	27,918,084	—	27,918,084
Telecommunication Services	—	38,955,961	—	38,955,961
Preferred Stocks	1,057,876	49,960,954	—	51,018,830
Rights, Warrants and Certificates	—	478,117	—	478,117
Investment Company	21,019,076	—	—	21,019,076

Total Assets	$1,466,039,033	$1,387,850,337	$—	$2,853,889,370

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Financials	$(47,359,051)	$47,359,051

Total Assets	$(47,359,051)	$47,359,051

*Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,775,780	$75,019,058	6,078,139	$247,743,232
Dividends and/or distributions reinvested	2,891,830	117,090,197	2,154,167	85,951,245
Redeemed	(2,954,050)	(123,037,759)	(9,920,341)	(403,893,999)[1]

Net increase (decrease)	1,713,560	$69,071,496	(1,688,035)	$(70,199,522)

16          OPPENHEIMER GLOBAL FUND/VA

5. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Service Shares
Sold	2,794,333	$114,867,766	6,195,494	$248,008,573
Dividends and/or distributions reinvested	2,375,129	95,266,443	1,734,511	68,617,256
Redeemed	(3,543,953)	(143,891,761)	(9,552,933)	(377,582,700)[1]

Net increase (decrease)	1,625,509	$66,242,448	(1,622,928)	$(60,956,871)

1. Net of redemption fees of $1,517 and $1,367 for Non-Service and Service shares, respectively.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$166,130,322	$239,908,839

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

17        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $13,755 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

18        OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER GLOBAL FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Fund/VA	6/16/15	14.9%	85.1%	0.0%

20        OPPENHEIMER GLOBAL FUND/VA

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23        OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a Fund’s investment objective, risks, and charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way to Invest

June 30, 2015

Oppenheimer

Main Street Fund®/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	2.30%	6.65%	16.86%	7.41%
Service Shares	7/13/00	2.22	6.40	16.57	7.14
S&P 500 Index		1.23	7.42	17.34	7.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	5.2%
Citigroup, Inc.	3.6
Mondelez International, Inc., Cl. A	3.4
Google, Inc., Cl. C	2.7
Philip Morris International, Inc.	2.7
General Electric Co.	2.7
Allergan plc	2.5
Comcast Corp., Cl. A	2.3
PepsiCo, Inc.	2.3
Chevron Corp.	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of common stocks.

2      OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 2.30% during the period, outperforming the S&P 500 Index (the “Index”), which returned 1.23%. The Fund outperformed the Index in most sectors during the reporting period, led by stock selection in health care, materials and information technology. The most significant underperforming sector for the Fund relative to the Index was energy, where less favorable stock selection hurt.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

The market environment first half of 2015 was largely a continuation of the second half of 2014. Foreign exchange headwinds, declining energy prices, questions as to when the Federal Reserve (the “Fed”) would finally move to raise interest rates, and Greece’s debt crisis dominated the headlines. Energy continued to struggle as oil prices fell. Other commodity prices sputtered also — negatively impacting many materials stocks. With falling commodity prices, capital spending plans have been reined-in and this, in combination with a faltering global economic outlook, resulted in weak performance by many industrials stocks. After having been among the best performing stocks in 2014, utilities, which are very sensitive to interest rate expectations, faced pressures as investors became increasingly convinced the Fed would act this year to raise rates. Health care stocks continued to be a bright spot. In addition to high levels of mergers and acquisitions (M&A) activity, investors’ appetite for risk has increased, resulting in a speculative market concentrated largely in a narrow group of stocks, especially biotechnology companies. Despite lofty valuations, these stocks continued to perform well. However, the question becomes for how much longer. Consumer discretionary stocks have also performed well recently reflecting the increased conviction that the U.S. economic recovery will be sustained at moderate levels.

TOP INDIVIDUAL CONTRIBUTORS

Top contributing holdings this reporting period included Apple, Inc., Vulcan Materials Company and Allergan plc (previously named Actavis). Apple continued to perform well as the continued success of the iPhone 6, excitement surrounding the introduction of the new iWatch, and an increased dividend and buyback program resulted in strong relative performance. Shares of Vulcan Materials, a provider of aggregates, delivered strong results as construction demand continued to improve. Additionally, management issued an optimistic outlook for the company’s growth over the next several years, which resulted in rising investor sentiment. During the reporting period, specialty pharmaceutical company Actavis, with exposure to both generic and branded drugs, continued to augment its growth potential with the closure of its acquisition of Allergan. The company was re-named Allergan during the reporting period.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included energy stocks National Oilwell Varco, Inc. and Chevron Corp. and information technology stock Xerox Corp. National Oilwell is a worldwide supplier of equipment and components to the energy sector. Chevron is an oil company. Both stocks experienced declines—along with most energy-related stocks—due to the decline in oil prices. National Oilwell’s management revised the outlook for earnings downward. As oil prices have fallen, many of the company’s customers have decreased spending expectations, thereby negatively impacting the projected growth of National Oilwell’s products and services. We exited our position. Though Chevron’s earnings results were mostly in-line with consensus – with strong refining operations helping to offset lower oil prices – concerns about disappointing cash generation, combined with a high cash spend rate, negatively impacted sentiment. Xerox provides business process and information technology outsourcing, and document management services. Weak quarterly guidance triggered a major selloff in the stock as poor execution led to further downward revisions of earnings estimates. We believe the company needs to demonstrate more consistent execution and further restructure the business to maximize value. Xerox may be a perfect candidate for “shareholder activism” — especially given the recent uptick in technology activism. We have maintained our holdings, despite poor near-term visibility, given the stock’s low valuation. In addition we see an opportunity for value creation from a corporate restructuring — either initiated by existing management or as a result of outside actions.

STRATEGY & OUTLOOK

While financial engineering, as exemplified by the robust repurchase of shares and a step-up in M&A activities, will augment earnings per share growth in the short term, neither lead to long-term growth. These behaviors, though rational due to the supply of “cheap” money resulting from the easy monetary policies across most Central Banks globally, do not lead to sustainable fundamental economic improvements. We believe only real investments, such as capital spending and research and development, ultimately lead to viable growth over the longer run. These issues remain a concern of the Main Street team and we continue to emphasize investing in companies that are effectively allocating capital for both short-term and long-term sustainable fundamental growth.

We remain alert to disruption—both through product innovation and, increasingly, due to business model and/or process dislocations. Examples include Amazon’s dramatic impact on how goods and services are sold to customers, and how the Affordable Care Act is changing the winners and losers within health care. These disruptors pose both threats and opportunities, and our research is increasingly focused on distinguishing between the two.

3      OPPENHEIMER MAIN STREET FUND/VA

Though equity market valuations are a bit above historical averages at period end, a higher valuation level might be justified should profitability remain strong and interest rates remain low. Given our outlook that inflation will remain tame and, therefore, interest rates are unlikely to rise dramatically over the immediate future, we are not expecting a significant contraction in the market’s multiple; however, there is little margin for error.

Regardless, we remain focused on seeking to build an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources with the potential to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations, and believe this disciplined approach is essential in seeking to generate superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$ 1,000.00	$ 1,023.00	$ 3.87
Service shares	1,000.00	1,022.20	5.13

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.98	3.87
Service shares	1,000.00	1,019.74	5.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.77%
Service shares	1.02

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—10.4%
Auto Components—1.6%
Delphi Automotive plc	247,420	$21,052,968

Automobiles—0.4%
General Motors Co.	173,152	5,771,156

Hotels, Restaurants & Leisure—0.7%
Dunkin’ Brands Group, Inc.	153,920	8,465,600

Internet & Catalog Retail—1.2%
Amazon.com, Inc.[1]	34,540	14,993,469

Media—3.1%
Comcast Corp., Cl. A	508,515	30,582,092
Twenty-First Century Fox, Inc., Cl. A	304,740	9,917,763

		40,499,855

Specialty Retail—3.4%
AutoZone, Inc.[1]	33,280	22,194,432
Home Depot, Inc. (The)	201,367	22,377,915

		44,572,347

Consumer Staples—10.8%
Beverages—2.8%
Diageo plc	196,630	5,699,593
PepsiCo, Inc.	319,970	29,866,000

		35,565,593

Food Products—3.4%
Mondelez International, Inc., Cl. A	1,081,720	44,501,961

Household Products—1.9%
Henkel AG & Co. KGaA	263,008	25,135,513

Tobacco—2.7%
Philip Morris International, Inc.	435,909	34,946,824

Energy—6.4%
Oil, Gas & Consumable Fuels—6.4%
Chevron Corp.	305,310	29,453,256
HollyFrontier Corp.	169,150	7,221,013
Magellan Midstream Partners LP2	81,730	5,997,347
Noble Energy, Inc.	463,410	19,778,339
Suncor Energy, Inc.	740,480	20,378,010

		82,827,965

Financials—18.9%
Capital Markets—1.1%
Bank of New York Mellon Corp. (The)	330,610	13,875,702

Commercial Banks—5.6%
Citigroup, Inc.	845,278	46,693,157
JPMorgan Chase & Co.	218,380	14,797,429
M&T Bank Corp.	86,350	10,787,705

		72,278,291

Consumer Finance—1.6%
Discover Financial Services	355,033	20,457,001

Diversified Financial Services—5.4%
Berkshire Hathaway, Inc., Cl. B1	154,290	21,000,412
CME Group, Inc., Cl. A	315,000	29,313,900
McGraw Hill Financial, Inc.	204,271	20,519,022

		70,833,334

Insurance—4.1%
American International Group, Inc.	465,780	28,794,520
Genworth Financial, Inc., Cl. A1	1,009,170	7,639,417
Marsh & McLennan Cos., Inc.	294,440	16,694,748

		53,128,685

	Shares	Value
Real Estate Investment Trusts (REITs)—1.1%
Digital Realty Trust, Inc.	103,580	$6,906,714
Simon Property Group, Inc.	42,940	7,429,479

		14,336,193

Health Care—15.6%
Biotechnology—1.7%
Gilead Sciences, Inc.	190,640	22,320,131

Health Care Equipment & Supplies—1.1%
Boston Scientific Corp.[1]	806,770	14,279,829

Health Care Providers & Services—6.2%
Express Scripts Holding Co.[1]	308,347	27,424,382
HCA Holdings, Inc.[1]	310,200	28,141,344
UnitedHealth Group, Inc.	205,990	25,130,780

		80,696,506

Pharmaceuticals—6.6%
Allergan plc[1]	106,400	32,288,144
Bristol-Myers Squibb Co.	216,940	14,435,188
Merck & Co., Inc.	440,260	25,064,002
Zoetis, Inc., Cl. A	267,937	12,919,922

		84,707,256

Industrials—11.6%
Aerospace & Defense—1.0%
United Technologies Corp.	116,340	12,905,596

Commercial Services & Supplies—2.3%
Republic Services, Inc., Cl. A	286,170	11,209,279
Tyco International plc	495,335	19,060,491

		30,269,770

Industrial Conglomerates—2.7%
General Electric Co.	1,305,500	34,687,135

Machinery—2.0%
Deere & Co.	270,220	26,224,851

Professional Services—1.2%
Nielsen NV	341,460	15,287,164

Road & Rail—1.9%
Canadian National Railway Co.	329,360	19,020,540
CSX Corp.	162,570	5,307,911

		24,328,451

Trading Companies & Distributors—0.5%
Fastenal Co.	148,130	6,248,123

Information Technology—18.5%
Internet Software & Services—7.0%
eBay, Inc.[1]	309,705	18,656,629
Facebook, Inc., Cl. A1	248,960	21,352,054
Google, Inc., Cl. A1	27,280	14,732,291
Google, Inc., Cl. C1	67,497	35,132,864

		89,873,838

IT Services—4.8%
Amdocs Ltd.	493,760	26,954,358
MasterCard, Inc., Cl. A	235,750	22,037,910
Xerox Corp.	1,220,707	12,988,323

		61,980,591

Semiconductors & Semiconductor Equipment—1.0%
Applied Materials, Inc.	689,700	13,256,034

Technology Hardware, Storage & Peripherals—5.7%
Apple, Inc.	532,596	66,800,853
Western Digital Corp.	89,870	7,047,606

		73,848,459

6      OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value
Materials—1.7%
Construction Materials—1.5%
Vulcan Materials Co.	230,990	$19,386,990

Metals & Mining—0.2%
Teck Resources Ltd., Cl. B	211,180	2,092,794

Telecommunication Services—1.6%
Diversified Telecommunication Services—1.6%
Verizon Communications, Inc.	451,650	21,051,406

Utilities—3.1%
Electric Utilities—1.2%
ITC Holdings Corp.	208,160	6,698,589
Southern Co. (The)	219,700	9,205,430

		15,904,019

	Shares	Value
Gas Utilities—0.5%
AmeriGas Partners LP2	144,040	$6,584,068

Multi-Utilities—1.4%
PG&E Corp.	372,280	18,278,948

Total Common Stocks (Cost $931,356,056)		1,277,454,416

Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[3,4] (Cost $13,781,735)	13,781,735	13,781,735

Total Investments, at Value (Cost $945,137,791)	99.7%	1,291,236,151
Net Other Assets (Liabilities)	0.3	3,268,277

Net Assets	100.0%	$1,294,504,428

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	26,546,400	176,720,445	189,485,110	13,781,735

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$13,781,735	$8,663

4. Rate shown is the 7-day yield as of June 30, 2015.

See accompanying Notes to Financial Statements.

7      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $931,356,056)	$1,277,454,416
Affiliated companies (cost $13,781,735)	13,781,735

1,291,236,151
Cash	1,172,308
Receivables and other assets:
Dividends	1,957,831
Investments sold	1,211,293
Shares of beneficial interest sold	752,742
Other	102,973

Total assets	1,296,433,298
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,620,564
Distribution and service plan fees	157,794
Trustees’ compensation	89,131
Shareholder communications	40,066
Other	21,315

Total liabilities	1,928,870
Net Assets	$1,294,504,428

Composition of Net Assets
Par value of shares of beneficial interest	$44,910
Additional paid-in capital	875,631,591
Accumulated net investment income	5,001,860
Accumulated net realized gain on investments and foreign currency transactions	67,738,709
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	346,087,358

Net Assets	$1,294,504,428

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $541,566,460 and 18,704,061 shares of beneficial interest outstanding)	$28.95
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $752,937,968 and 26,206,411 shares of beneficial interest outstanding)	$28.73

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $145,675)	$11,237,264
Affiliated companies	8,663
Interest	487

Total investment income	11,246,414
Expenses
Management fees	4,371,423
Distribution and service plan fees —Service shares	973,231
Transfer and shareholder servicing agent fees:
Non-Service shares	275,256
Service shares	389,519
Shareholder communications:
Non-Service shares	16,535
Service shares	23,399
Trustees’ compensation	22,355
Custodian fees and expenses	5,486
Other	36,600

Total expenses	6,113,804
Less reduction to custodian expenses	(140)
Less waivers and reimbursements of expenses	(7,290)

Net expenses	6,106,374
Net Investment Income	5,140,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	74,678,234
Foreign currency transactions	(7,535)

Net realized gain	74,670,699
Net change in unrealized appreciation/depreciation on:
Investments	(50,076,361)
Translation of assets and liabilities denominated in foreign currencies	899,553

Net change in unrealized appreciation/depreciation	(49,176,808)
Net Increase in Net Assets Resulting from Operations	$30,633,931

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations
Net investment income	$5,140,040	$ 9,960,183
Net realized gain	74,670,699	220,233,059
Net change in unrealized appreciation/depreciation	(49,176,808)	(89,842,290)

Net increase in net assets resulting from operations	30,633,931	140,350,952
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,010,080)	(4,609,193)
Service shares	(4,935,637)	(4,984,596)

	(9,945,717)	(9,593,789)
Distributions from net realized gain:
Non-Service shares	(81,805,950)	(11,141,625)
Service shares	(115,456,402)	(17,524,841)

	(197,262,352)	(28,666,466)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	55,463,937	(41,637,582)
Service shares	49,658,983	(170,539,977)

	105,122,920	(212,177,559)
Net Assets
Total decrease	(71,451,218)	(110,086,862)
Beginning of period	1,365,955,646	1,476,042,508

End of period (including accumulated net investment income of $5,001,860 and $9,807,537, respectively)	$1,294,504,428	$ 1,365,955,646

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$33.61	$31.24	$23.97	$20.71	$20.88	$18.18
Income (loss) from investment operations:
Net investment income[2]	0.15	0.28	0.24	0.26	0.16	0.17
Net realized and unrealized gain (loss)	0.68	3.01	7.33	3.22	(0.16)	2.73

Total from investment operations	0.83	3.29	7.57	3.48	0.00	2.90
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.27)	(0.30)	(0.22)	(0.17)	(0.20)
Distributions from net realized gain	(5.17)	(0.65)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.49)	(0.92)	(0.30)	(0.22)	(0.17)	(0.20)
Net asset value, end of period	$28.95	$33.61	$31.24	$23.97	$20.71	$20.88

Total Return, at Net Asset Value[3]	2.30%	10.70%	31.77%	16.87%	(0.01)%	16.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$541,566	$559,933	$561,016	$481,089	$392,861	$469,720
Average net assets (in thousands)	$554,708	$554,449	$517,750	$466,231	$426,354	$454,937
Ratios to average net assets:[4]
Net investment income	0.92%	0.86%	0.87%	1.12%	0.79%	0.93%
Total expenses[5]	0.77%	0.77%	0.78%	0.78%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.77%	0.78%	0.78%	0.78%	0.78%
Portfolio turnover rate	23%	43%	49%	37%	38%	45%
1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.77%
Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December, 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$33.33	$30.99	$23.78	$20.53	$20.71	$18.04
Income (loss) from investment operations:
Net investment income[2]	0.11	0.19	0.17	0.20	0.11	0.13
Net realized and unrealized gain (loss)	0.68	2.99	7.27	3.20	(0.17)	2.70

Total from investment operations	0.79	3.18	7.44	3.40	(0.06)	2.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.19)	(0.23)	(0.15)	(0.12)	(0.16)
Distributions from net realized gain	(5.17)	(0.65)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.39)	(0.84)	(0.23)	(0.15)	(0.12)	(0.16)
Net asset value, end of period	$28.73	$33.33	$30.99	$23.78	$20.53	$20.71

Total Return, at Net Asset Value[3]	2.22%	10.40%	31.44%	16.61%	(0.32)%	15.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$752,938	$806,023	$915,027	$869,372	$1,003,184	$1,185,456
Average net assets (in thousands)	$784,973	$856,467	$895,073	$913,871	$1,094,254	$1,193,630
Ratios to average net assets:[4]
Net investment income	0.67%	0.61%	0.62%	0.85%	0.54%	0.68%
Total expenses[5]	1.02%	1.02%	1.04%	1.03%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.02%	1.04%	1.03%	1.03%	1.03%
Portfolio turnover rate	23%	43%	49%	37%	38%	45%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.02%
Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

13      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$2,513,988
2016	2,513,988

Total	$5,027,976

As of June 30, 2015, it is estimated that there will be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will utilize $5,027,976 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$945,857,900

Gross unrealized appreciation	$377,667,050
Gross unrealized depreciation	(32,288,799)

Net unrealized appreciation	$345,378,251

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

14      OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset- backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

15      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$135,355,395	$—	$—	$135,355,395
Consumer Staples	109,314,785	30,835,106	—	140,149,891
Energy	82,827,965	—	—	82,827,965
Financials	244,909,206	—	—	244,909,206
Health Care	202,003,722	—	—	202,003,722
Industrials	149,951,090	—	—	149,951,090
Information Technology	238,958,922	—	—	238,958,922
Materials	21,479,784	—	—	21,479,784
Telecommunication Services	21,051,406	—	—	21,051,406
Utilities	40,767,035	—	—	40,767,035
Investment Company	13,781,735	—	—	13,781,735
Total Assets	$1,260,401,045	$30,835,106	$—	$1,291,236,151

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

16      OPPENHEIMER MAIN STREET FUND/VA

5. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	215,902	$7,211,138	649,656	$20,858,404
Dividends and/or distributions reinvested	2,966,041	86,816,030	493,447	15,750,818
Redeemed	(1,139,864)	(38,563,231)	(2,439,387)	(78,246,804)

Net increase (decrease)	2,042,079	$55,463,937	(1,296,284)	$(41,637,582)

Service Shares
Sold	367,300	$12,318,520	485,595	$15,571,150
Dividends and/or distributions reinvested	4,144,304	120,392,039	709,853	22,509,437
Redeemed	(2,484,863)	(83,051,576)	(6,541,357)	(208,620,564)

Net increase (decrease)	2,026,741	$49,658,983	(5,345,909)	$(170,539,977)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$308,059,329	$395,742,439

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

17      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $7,290 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

18      OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19      OPPENHEIMER MAIN STREET FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Fund®/VA	6/16/15	4.8%	95.2%	0.0%

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OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Manind Govil, Vice President
Benjamin Ram, Vice President
Paul Larson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2015
Oppenheimer	Semiannual Report
Main Street Small Cap Fund/VA
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	3.46%	10.80%	18.70%	9.44%
Service Shares	7/16/01	3.37	10.56	18.40	9.17
Russell 2000 Index		4.75	6.49	17.08	8.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns include changes in share price and reinvested distributions but should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Pinnacle Foods, Inc.	2.2%
STAG Industrial, Inc.	2.0
Korn/Ferry International	2.0
WellCare Health Plans, Inc.	1.9
KAR Auction Services, Inc.	1.8
Dana Holding Corp.	1.8
Mattress Firm Holding Corp.	1.8
HealthSouth Corp.	1.8
BankUnited, Inc.	1.7
BancorpSouth, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of common stocks.

2        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 3.46% during the period, underperforming the Russell 2000 Index (the “Index”), which returned 4.75%. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the health care, materials, consumer discretionary, and industrials sectors. The Fund outperformed the Index in the consumer staples, financials and information technology due to stock selection.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

The market environment first half of 2015 was largely a continuation of the second half of 2014. Foreign exchange headwinds, declining energy prices, questions as to when the Federal Reserve (the “Fed”) would finally move to raise interest rates, and Greece’s debt crisis dominated the headlines. Energy continued to struggle as oil prices fell. Other commodity prices sputtered also — negatively impacting many materials stocks. With falling commodity prices, capital spending plans have been reined-in and this, in combination with a faltering global economic outlook, resulted in weak performance by many industrials stocks. After having been among the best performing stocks in 2014, utilities, which are very sensitive to interest rate expectations, faced pressures as investors became increasingly convinced the Fed would act this year to raise rates. Health care stocks continued to be a bright spot. In addition to high levels of mergers and acquisitions (M&A) activity, investors’ appetite for risk has increased, resulting in a speculative market concentrated largely in a narrow group of stocks, especially biotechnology companies. Despite lofty valuations, these stocks continued to perform well. However, the question becomes for how much longer. Consumer discretionary stocks have also performed well recently reflecting the increased conviction that the U.S. economic recovery will be sustained at moderate levels.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this period included Prestige Brands Holdings, Inc., Pinnacle Foods, Inc. and Imperva, Inc. Sales at Prestige Brands Holdings, a distributor of over-the-counter healthcare and household products, improved as destocking by retailers—which had hurt prior quarter results for Prestige Brands—came to an end. Consequently, revenues topped expectations, propelling the stock higher. Management also provided further “color” on its planned integration of the recently closed Insight acquisition, which added the $100 million Monistat brand—now Prestige’s largest product line. This information helped to improve visibility and boost investor sentiment. Pinnacle Foods is a packaged foods company. Large-cap giants such as General Mills, Nestlé, and Unilever have been gradually shedding mature, slow-growth brands to focus on higher growth categories that better leverage their fixed costs. Pinnacle Foods has acquired several of those divested brands over the years, most recently the Wish-Bone line of salad dressings from Unilever in 2013. With well-targeted marketing dollars and a leaner corporate fixed-cost structure, Pinnacle often is able to rejuvenate a well-known but perhaps stale brand, and more importantly, streamline product costs, leading to solid earnings growth. The stock performed well this reporting period. Imperva develops protection software and services for databases and business applications. During the reporting period, the company reported strong results, demonstrating that the new management team’s sales and marketing overhaul is bearing fruit. We see potential for further acceleration to materialize given the strong secular backdrop for IT security products.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Century Aluminum Co., Spectranetics Corp. and Tronox Ltd. The stock of aluminum producer Century Aluminum suffered from weakening London Metals Exchange (LME) prices. Commodities, broadly, witnessed weak pricing as a result of anemic global growth during the reporting period. Consequently, earnings estimates were revised downward. Spectranetics develops single-use medical devices used in minimally-invasive cardiovascular procedures. The company had a disappointing first quarter result and guided estimates down based on lower than expected U.S. peripheral atherectomy (a procedure to remove plaque from blood vessels) growth. Additionally, management is expecting lower U.S. sales from its AngioScore (angioplasty balloon catheters) unit as a competitor launches a drug-coated balloon. Meanwhile, Spectranetics has its own drug-coated balloon under development, but it will require a step-up in investment spending to accelerate the program. Because we believe the company will be successful with its product development, we have maintained our holdings. Tronox produces and sells titanium bearing feedstocks and titanium dioxide (TiO2) pigment – used primarily in paints, coatings, plastics, and paper, globally. Disappointing results – stemming from industry over-supply of TiO2 putting added pressure on prices – hurt the stock’s performance. Additionally, Tronox’ acquisition of FMC Corp.’s soda ash business – which primarily is used in the manufacturing of glass and detergents – was not well received by investors. While this helps to diversify the company away from the more cyclical TiO2 business, the deal resulted in substantial leverage added to the balance sheet – which has made investors nervous. We exited our position in Tronox shortly after the reporting period ended.

STRATEGY & OUTLOOK

While financial engineering, as exemplified by the robust repurchase of shares and a step-up in M&A activities, will augment earnings per share growth in the short term, neither lead to long-term growth. These behaviors, though rational due to the supply of “cheap” money resulting from the easy monetary policies across most Central Banks globally, do not lead to sustainable fundamental economic improvements. We believe only real investments, such as capital spending

3        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

and research and development, ultimately lead to viable growth over the longer run. These issues remain a concern of the Main Street team and we continue to emphasize investing in companies that are effectively allocating capital for both short-term and long-term sustainable fundamental growth.

We remain alert to disruption—both through product innovation and, increasingly, due to business model and/or process dislocations. Examples include Amazon’s dramatic impact on how goods and services are sold to customers, and how the Affordable Care Act is changing the winners and losers within health care. These disruptors pose both threats and opportunities, and our research is increasingly focused on distinguishing between the two.

Though equity market valuations are a bit above historical averages at period end, a higher valuation level might be justified should profitability remain strong and interest rates remain low. Given our outlook that inflation will remain tame and, therefore, interest rates are unlikely to rise dramatically over the immediate future, we are not expecting a significant contraction in the market’s multiple; however, there is little margin for error.

Regardless, we remain focused on seeking to build an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources with the potential to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations, and believe this disciplined approach is essential in seeking to generate superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$1,034.60	$3.99
Service shares	1,000.00	1,033.70	5.26

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.88	3.97
Service shares	1,000.00	1,019.64	5.22

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.79%
Service shares	1.04

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value

Common Stocks—99.1%

Consumer Discretionary—11.0%

Auto Components—1.8%

Dana Holding Corp.	953,433	$19,621,651

Diversified Consumer Services—0.9%

LifeLock, Inc.[1]	628,460	10,306,744

Hotels, Restaurants & Leisure—5.3%

Brinker International, Inc.	232,180	13,385,177

International Speedway Corp., Cl. A	240,847	8,831,860

Krispy Kreme Doughnuts, Inc.[1]	302,120	5,818,831

Popeyes Louisiana Kitchen, Inc.[1]	298,170	17,887,218

Texas Roadhouse, Inc., Cl. A	338,020	12,652,089

		58,575,175

Specialty Retail—2.5%

Mattress Firm Holding Corp.[1]	320,513	19,535,267

Party City Holdco, Inc.[1]	409,800	8,306,646

		27,841,913

Textiles, Apparel & Luxury Goods—0.5%

Iconix Brand Group, Inc.[1]	232,980	5,817,511

Consumer Staples—5.0%

Food & Staples Retailing—0.8%

Diplomat Pharmacy, Inc.[1]	202,500	9,061,875

Food Products—2.2%

Pinnacle Foods, Inc.	527,380	24,016,885

Personal Products—0.8%

Nu Skin Enterprises, Inc., Cl. A	176,720	8,328,814

Tobacco—1.2%

Universal Corp.	233,910	13,407,721

Energy—3.3%

Energy Equipment & Services—0.5%

RigNet, Inc.[1]	164,550	5,030,293

Oil, Gas & Consumable Fuels—2.8%

Cone Midstream Partners LP2	487,838	8,634,732

Renewable Energy Group, Inc.[1]	928,303	10,731,183

Western Refining, Inc.	271,381	11,837,639

		31,203,554

Financials—22.7%

Commercial Banks—9.6%

BancorpSouth, Inc.	719,780	18,541,533

BankUnited, Inc.	519,545	18,667,252

First Niagara Financial Group, Inc.	1,346,940	12,715,114

FirstMerit Corp.	767,816	15,993,607

MB Financial, Inc.	522,850	18,006,954

Talmer Bancorp, Inc., Cl. A	480,300	8,045,025

Webster Financial Corp.	355,760	14,070,308

		106,039,793

Insurance—2.4%

Endurance Specialty Holdings Ltd.	203,810	13,390,317

James River Group Holdings Ltd.	257,820	6,669,803

Old Republic International Corp.	425,380	6,648,690

		26,708,810

Real Estate Investment Trusts (REITs)—9.2%

Apollo Commercial Real Estate Finance, Inc.	694,702	11,413,954

Chatham Lodging Trust	646,700	17,118,149

CYS Investments, Inc.	1,735,430	13,414,874

DuPont Fabros Technology, Inc.	373,590	11,002,226

LaSalle Hotel Properties	522,466	18,526,644

National Storage Affiliates Trust	643,430	7,978,532

STAG Industrial, Inc.	1,111,310	22,226,200

		101,680,579

	Shares	Value

Thrifts & Mortgage Finance—1.5%

Flagstar Bancorp, Inc.[1]	358,207	$6,619,665

Oritani Financial Corp.	620,350	9,956,618

		16,576,283

Health Care—14.6%

Biotechnology—2.3%

ACADIA Pharmaceuticals, Inc.[1]	195,850	8,202,198

Axovant Sciences Ltd.[1]	118,790	2,420,940

Celldex Therapeutics, Inc.[1]	164,480	4,148,186

Esperion Therapeutics, Inc.[1]	50,720	4,146,867

Ultragenyx Pharmaceutical, Inc.[1]	67,270	6,887,775

		25,805,966

Health Care Equipment & Supplies—3.2%

DexCom, Inc.[1]	136,790	10,940,464

Greatbatch, Inc.[1]	158,631	8,553,383

NxStage Medical, Inc.[1]	377,280	5,389,445

Spectranetics Corp. (The)[1]	438,380	10,087,124

		34,970,416

Health Care Providers & Services—6.3%

Acadia Healthcare Co., Inc.[1]	187,630	14,697,058

HealthSouth Corp.	416,740	19,195,044

Team Health Holdings, Inc.[1]	219,960	14,369,987

WellCare Health Plans, Inc.[1]	243,421	20,649,403

		68,911,492

Life Sciences Tools & Services—0.7%

VWR Corp.[1]	282,090	7,540,266

Pharmaceuticals—2.1%

Aratana Therapeutics, Inc.[1]	295,020	4,460,702

Prestige Brands Holdings, Inc.[1]	391,596	18,107,399

		22,568,101

Industrials—16.3%

Aerospace & Defense—0.7%

AAR Corp.	246,565	7,858,027

Air Freight & Couriers—0.7%

XPO Logistics, Inc.[1]	174,740	7,894,753

Airlines—0.6%

Spirit Airlines, Inc.[1]	99,300	6,166,530

Building Products—0.8%

Masonite International Corp.[1]	130,800	9,170,388

Commercial Services & Supplies—4.7%

ABM Industries, Inc.	372,010	12,227,968

ACCO Brands Corp.[1]	1,432,727	11,132,289

KAR Auction Services, Inc.	534,810	20,001,894

Matthews International Corp., Cl. A	158,270	8,410,468

		51,772,619

Construction & Engineering—0.7%

AECOM[1]	248,143	8,208,570

Electrical Equipment—0.9%

Generac Holdings, Inc.[1]	237,990	9,460,102

Machinery—1.4%

Greenbrier Cos., Inc. (The)	150,560	7,053,736

SPX Corp.	118,420	8,572,424

		15,626,160

Professional Services—3.2%

Korn/Ferry International	622,141	21,631,843

On Assignment, Inc.[1]	336,590	13,221,255

		34,853,098

Road & Rail—1.3%

Saia, Inc.[1]	147,300	5,787,417

6        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Road & Rail (Continued)

Swift Transportation Co., Cl. A1	382,074	$8,661,618

		14,449,035

Trading Companies & Distributors—0.5%

NOW, Inc.[1]	247,840	4,934,494

Transportation Infrastructure—0.8%

Wesco Aircraft Holdings, Inc.[1]	545,590	8,265,688

Information Technology—16.6%

Electronic Equipment, Instruments, & Components—1.5%

SYNNEX Corp.	219,810	16,087,894

Internet Software & Services—1.5%

j2 Global, Inc.	244,883	16,637,351

IT Services—2.5%

Black Knight Financial Services, Inc., Cl. A1	283,880	8,763,376

Booz Allen Hamilton Holding Corp., Cl. A	364,830	9,208,309

CACI International, Inc., Cl. A1	121,310	9,812,766

		27,784,451

Semiconductors & Semiconductor Equipment—3.5%

Cavium, Inc.[1]	223,290	15,364,585

Cypress Semiconductor Corp.[1]	518,391	6,096,278

MKS Instruments, Inc.	440,940	16,729,264

		38,190,127

Software—7.6%

FleetMatics Group plc[1]	144,100	6,748,203

Fortinet, Inc.[1]	327,181	13,522,391

Guidewire Software, Inc.[1]	255,590	13,528,379

Imperva, Inc.[1]	253,180	17,140,286

Paylocity Holding Corp.[1]	404,380	14,497,023

Proofpoint, Inc.[1]	169,190	10,772,327

Zynga, Inc., Cl. A1	2,735,950	7,824,817

		84,033,426

	Shares	Value

Materials—7.4%

Chemicals—2.8%

A. Schulman, Inc.	161,758	$7,072,060

Cytec Industries, Inc.	165,756	10,033,211

Intrepid Potash, Inc.[1]	644,950	7,700,703

Tronox Ltd., Cl. A	416,670	6,095,882

		30,901,856

Metals & Mining—2.4%

Century Aluminum Co.[1]	494,430	5,156,905

Kaiser Aluminum Corp.	190,020	15,786,862

Osisko Gold Royalties Ltd.	391,941	4,932,996

		25,876,763

Paper & Forest Products—2.2%

Boise Cascade Co.[1]	253,510	9,298,747

PH Glatfelter Co.	658,303	14,476,083

		23,774,830

Utilities—2.2%

Electric Utilities—2.2%

ALLETE, Inc.	271,440	12,592,101

Portland General Electric Co.	340,780	11,300,265

		23,892,366

Gas Utilities—0.0%

Suburban Propane Partners LP2	13,105	522,627

Total Common Stocks (Cost $844,289,682)		1,090,374,997

Investment Company—1.1%

Oppenheimer Institutional Money Market Fund,
Cl. E, 0.15%[3,4] (Cost $11,827,603)	11,827,603	11,827,603

Total Investments, at Value (Cost $856,117,285)	100.2%	1,102,202,600

Net Other Assets (Liabilities)	(0.2)	(2,022,093)

Net Assets	100.0%	$1,100,180,507

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield as of June 30, 2015.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	3,962,569	147,928,411	140,063,377	11,827,603

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$11,827,603	$10,772

See accompanying Notes to Financial Statements.

7        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $844,289,682)	$1,090,374,997
Affiliated companies (cost $11,827,603)	11,827,603

1,102,202,600

Cash	1,091,629

Receivables and other assets:
Investments sold	6,056,558
Dividends	2,293,368
Shares of beneficial interest sold	320,554
Other	50,785

Total assets	1,112,015,494

Liabilities
Payables and other liabilities:
Investments purchased	10,741,835
Shares of beneficial interest redeemed	772,477
Distribution and service plan fees	199,374
Shareholder communications	62,291
Trustees’ compensation	41,956
Other	17,054

Total liabilities	11,834,987

Net Assets	$1,100,180,507

Composition of Net Assets
Par value of shares of beneficial interest	$47,420

Additional paid-in capital	827,073,775

Accumulated net investment income	1,337,926

Accumulated net realized gain on investments and foreign currency transactions	25,636,142

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	246,085,244

Net Assets	$1,100,180,507

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $138,648,198 and 5,914,251 shares of beneficial interest outstanding)	$23.44

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $961,532,309 and 41,505,705 shares of beneficial interest outstanding)	$23.17

See accompanying Notes to Financial Statements.

8        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,425)	$7,439,243
Affiliated companies	10,772

Interest	7

Total investment income	7,450,022

Expenses
Management fees	3,681,600

Distribution and service plan fees — Service shares	1,192,691

Transfer and shareholder servicing agent fees:
Non-Service shares	68,701
Service shares	477,144

Shareholder communications:
Non-Service shares	5,285
Service shares	36,489

Trustees’ compensation	18,627

Custodian fees and expenses	2,930

Other	30,841

Total expenses	5,514,308
Less reduction to custodian expenses	(176)
Less waivers and reimbursements of expenses	(8,526)

Net expenses	5,505,606

Net Investment Income	1,944,416

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	27,364,604
Foreign currency transactions	1,943

Net realized gain	27,366,547

Net change in unrealized appreciation/depreciation on:
Investments	6,832,059
Translation of assets and liabilities denominated in foreign currencies	414,248

Net change in unrealized appreciation/depreciation	7,246,307

Net Increase in Net Assets Resulting from Operations	$36,557,270

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,944,416	$8,483,013

Net realized gain	27,366,547	178,986,366

Net change in unrealized appreciation/depreciation	7,246,307	(66,686,269)

Net increase in net assets resulting from operations	36,557,270	120,783,110

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,186,413)	(1,181,678)
Service shares	(5,919,665)	(6,176,380)

	(7,106,078)	(7,358,058)

Distributions from net realized gain:
Non-Service shares	(19,582,501)	(18,983,832)
Service shares	(137,100,829)	(137,086,830)

	(156,683,330)	(156,070,662)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	18,258,513	6,791,213
Service shares	104,114,806	16,033,807

	122,373,319	22,825,020

Net Assets
Total decrease	(4,858,819)	(19,820,590)

Beginning of period	1,105,039,326	1,124,859,916

End of period (including accumulated net investment income of $1,337,926 and $6,499,588, respectively)	$1,100,180,507	$1,105,039,326

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$26.56	$27.80	$20.14	$17.17	$17.66	$14.40

Income (loss) from investment operations:
Net investment income[2]	0.08	0.26	0.16	0.21	0.10	0.10
Net realized and unrealized gain (loss)	0.88	2.74	8.01	2.87	(0.48)	3.25

Total from investment operations	0.96	3.00	8.17	3.08	(0.38)	3.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.25)	(0.22)	(0.11)	(0.11)	(0.09)
Distributions from net realized gain	(3.85)	(3.99)	(0.29)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(4.08)	(4.24)	(0.51)	(0.11)	(0.11)	(0.09)

Net asset value, end of period	$23.44	$26.56	$27.80	$20.14	$17.17	$17.66

Total Return, at Net Asset Value[3]	3.46%	11.93%	41.01%	17.99%	(2.21)%	23.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,648	$136,402	$134,692	$87,267	$79,722	$95,576

Average net assets (in thousands)	$138,507	$133,864	$113,522	$83,790	$86,796	$88,063

Ratios to average net assets:[4]
Net investment income	0.57%	0.99%	0.67%	1.09%	0.58%	0.68%
Total expenses[5]	0.79%	0.80%	0.81%	0.83%	0.83%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.79%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	21%	65%	60%	92%	108%	73%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.79%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.83%
Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.85%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$26.26	$27.53	$19.96	$17.02	$17.50	$14.28

Income (loss) from investment operations:
Net investment income[2]	0.04	0.19	0.10	0.15	0.06	0.07
Net realized and unrealized gain (loss)	0.89	2.71	7.93	2.85	(0.47)	3.21

Total from investment operations	0.93	2.90	8.03	3.00	(0.41)	3.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.18)	(0.17)	(0.06)	(0.07)	(0.06)
Distributions from net realized gain	(3.85)	(3.99)	(0.29)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(4.02)	(4.17)	(0.46)	(0.06)	(0.07)	(0.06)

Net asset value, end of period	$23.17	$26.26	$27.53	$19.96	$17.02	$17.50

Total Return, at Net Asset Value[3]	3.37%	11.66%	40.62%	17.67%	(2.38)%	23.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$961,533	$968,637	$990,168	$849,920	$790,752	$859,710

Average net assets (in thousands)	$961,955	$957,874	$935,083	$836,487	$823,201	$730,069

Ratios to average net assets:[4]
Net investment income	0.33%	0.75%	0.43%	0.82%	0.34%	0.45%
Total expenses[5]	1.04%	1.05%	1.06%	1.08%	1.08%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.04%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	21%	65%	60%	92%	108%	73%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.04%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.08%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.10%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

13        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$856,983,362

Gross unrealized appreciation	$271,560,407
Gross unrealized depreciation	(26,341,169)

Net unrealized appreciation	$245,219,238

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the

14        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

15        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$122,162,994	$—	$—	$122,162,994
Consumer Staples	54,815,295	—	—	54,815,295
Energy	36,233,847	—	—	36,233,847
Financials	251,005,465	—	—	251,005,465
Health Care	159,796,241	—	—	159,796,241
Industrials	178,659,464	—	—	178,659,464
Information Technology	182,733,249	—	—	182,733,249
Materials	80,553,449	—	—	80,553,449
Utilities	24,414,993	—	—	24,414,993
Investment Company	11,827,603	—	—	11,827,603

Total Assets	$1,102,202,600	$—	$—	$1,102,202,600

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	534,677	$14,171,569	1,046,887	$27,673,554
Dividends and/or distributions reinvested	876,695	20,768,914	817,408	20,165,510
Redeemed	(633,442)	(16,681,970)	(1,573,636)	(41,047,851)

Net increase	777,930	$18,258,513	290,659	$6,791,213

16        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

5. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Service Shares
Sold	1,634,642	$43,011,834	3,683,961	$93,934,405
Dividends and/or distributions reinvested	6,109,352	143,020,494	5,866,634	143,263,210
Redeemed	(3,128,295)	(81,917,522)	(8,630,744)	(221,163,808)

Net increase	4,615,699	$104,114,806	919,851	$16,033,807

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$224,471,406	$264,984,663

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.67% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

17        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $8,526 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

18        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Main Street Small Cap Fund®/VA	6/16/15	5.3%	94.7%	0.0%

20        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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23        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objective, risks, and charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2015
Oppenheimer	Semiannual Report
Money Fund/VA
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

CURRENT YIELD
For the 7-Day Period Ended 6/30/15
With Compounding	0.01%
Without Compounding	0.01%

For the 6-Month Period Ended 6/30/15
With Compounding	0.01%
Without Compounding	0.01%

Performance data quoted represents past performance, which does not guarantee future results. Yields are annualized and include dividends in a hypothetical investment for the periods shown. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION

Short-Term Notes/Commercial Paper	48.0%

Certificates of Deposit	28.9

Direct Bank Obligations	19.4

Investment Company	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of investments.

2        OPPENHEIMER MONEY FUND/VA

Fund Performance Discussion

Despite volatility among long-term interest rates stemming from changing economic expectations and a shift in U.S. monetary policy, short-term rates remained anchored by the Federal Reserve’s (the “Fed”) unchanged target of between 0% and 0.25% for the overnight federal funds rate. Although the respective target range remains in place, the overall trend in short-term interest rates and money market yields is upward sloping, albeit at a slow and gradual pace.

MARKET OVERVIEW

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. Fed Chairwoman Janet Yellen reaffirmed that the Fed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product (“GDP”) and employment growth. The Fed has made it clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015. The reporting period ended with concerns around Greece’s debt situation and the possibility that the country would exit from the Eurozone. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit for the time being. Despite numerous changes and macroeconomic concerns this reporting period, money market yields largely remained unchanged.

FUND REVIEW

In July 2014, the Securities and Exchange Commission (SEC) voted to adopt the long awaited and much anticipated rules for money market funds. The most significant changes require institutional prime money market funds to maintain a variable net asset value (VNAV) instead of the current stable NAV. Further, all prime money-market funds (retail and institutional) will now have the ability to impose liquidity fees and/or gates. In analyzing the potential impact of the rule amendments, we have engaged with our clients to understand their product needs and preferences. We continue to identify potential changes to our existing money market platforms and are assessing various options. The Fund continued to generate consistent and competitive levels of current income.

The Fund’s weighted average maturity throughout the reporting period remained in a range below market averages. During the respective period, we held higher than required amounts of liquidity in the overnight and 7-day maturities. The Fund’s exposure to floating rate securities remains relatively high when compared to historic Fund norms, with the bulk of the floating rate exposure is tied to 1-month Libor (London Interbank Offered Rate). Supply has improved but continues to ebb and flow, especially at month- and quarter-ends. With the SEC amendment noted above, market participants are anticipating the supply-demand imbalance shifting away from prime money market funds and to government money market funds. Further, we remain confident the Fund is well positioned should the Fed decide to change the target rate in 2015.

STRATEGY & OUTLOOK

There has been a favorable change to the supply-demand imbalance and the yield of the Fund has been a direct beneficiary. We remain focused on our fundamental analysis and seek to ensure only high-quality names make it into the portfolio. In closing, we continue to anticipate the Fed lift off in 2015.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3        OPPENHEIMER MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
	$1,000.00	$1,000.10	$0.89

Hypothetical
(5% return before expenses)
	1,000.00	1,023.90	0.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Expense Ratio
0.18%

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4        OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount		Value

Certificates of Deposit—26.7%
Yankee Certificates of Deposit—26.7%
Bank of Montreal, Chicago, 0.288%[1]	7/14/15	12/14/15	5,000,000	$	5,000,000

Bank of Nova Scotia, Houston TX:
0.34%[1]	7/1/15	3/23/16	2,000,000		2,000,000
0.34%[1]	7/1/15	1/4/16	3,000,000		3,000,000
0.407%[1]	7/4/15	3/4/16	5,000,000		5,002,588

Canadian Imperial Bank of Commerce NY:
0.257%[1]	7/22/15	7/22/15	3,000,000		3,000,000
0.276%[1]	7/14/15	9/14/15	3,000,000		3,000,000

DZ Bank, New York, 0.24%	9/10/15	9/10/15	5,200,000		5,200,000

HSBC Bank USA NA, 0.43%	11/17/15	11/17/15	5,000,000		5,000,000

Mitsubishi UFJ TR & BK NY:
0.28%[2]	9/18/15	9/18/15	3,000,000		3,000,000
0.31%[2]	10/14/15	10/14/15	2,300,000		2,300,000

Rabobank Nederland NV, New York, 0.325%[1]	7/17/15	7/17/15	1,800,000		1,800,000

Royal Bank of Canada, New York:
0.276%[1]	7/13/15	8/13/15	3,300,000		3,300,000
0.294%[1]	7/6/15	1/6/16	5,000,000		5,000,000

Skandinaviska Enskilda Bank, New York, 0.33%	10/15/15	10/15/15	1,500,000		1,500,000

Sumitomo Mutsui Bank NY, 0.31%	10/28/15	10/28/15	600,000		600,000

Svenska Handelsbanken, Grand Cayman, 0.04%	7/1/15	7/1/15	9,000,000		9,000,000

Svenska Handelsbanken, New York, 0.28%	9/21/15	9/21/15	5,000,000		4,999,886

Toronto Dominion Bank, New York, 0.335%[1]	7/16/15	3/16/16	5,000,000		5,000,000

Wells Fargo Bank NA:
0.317%[1]	7/2/15	5/3/16	2,500,000		2,500,000
0.32%[1]	7/1/15	10/22/15	3,500,000		3,500,000

Westpac Banking Corp., New York:
0.287%[1]	7/3/15	11/3/15	4,700,000		4,700,000
0.316%[1]	7/27/15	5/27/16	1,000,000		1,000,000
0.347%[1]	7/1/15	7/1/16	5,000,000		5,000,000

Total Certificates of Deposit (Cost $84,402,474)					84,402,474

Direct Bank Obligations—18.0%
Bank of Tokyo-Mitsubishi UFJ NY, 0.30%[2]	10/9/15	10/9/15	700,000		699,417

Commonwealth Bank of Australia:
0.25%[3]	7/6/15	7/6/15	5,000,000		4,999,827
0.289%[1,3]	7/12/15	12/7/15	3,000,000		3,000,000

Credit Agricole Corporate & Investment Bank, New York Branch:
0.08%	7/6/15	7/6/15	6,200,000		6,199,931
0.12%	7/7/15	7/7/15	5,000,000		4,999,900

DnB Bank ASA:
0.17%[3]	7/2/15	7/2/15	3,195,000		3,194,985
0.326%[3]	10/1/15	10/1/15	5,000,000		4,995,847

ING (US) Funding LLC:
0.32%	10/23/15	10/23/15	2,000,000		1,997,974
0.32%	10/14/15	10/14/15	5,000,000		4,995,333

PNC Bank NA:
0.281%	7/1/15	7/1/15	6,000,000		6,000,000
0.411%	10/23/15	10/23/15	5,000,000		4,993,508

Skandinaviska Enskilda Banken AB, 0.12%[3]	7/7/15	7/7/15	10,000,000		9,999,800

Swedbank AB, 0.20%	7/13/15	7/13/15	600,000		599,960

Total Direct Bank Obligations (Cost $56,676,482)					56,676,482

Short-Term Notes/Commercial Paper—44.3%
Leasing & Factoring—3.2%
Toyota Motor Credit Corp., 0.28%	8/17/15	8/17/15	10,000,000		9,996,344

Municipal—9.7%
Albany Industrial Development Agency Bonds, Albany Medical Center Hospital, Series 2007B, 0.25%[1]	7/7/15	7/7/15	1,710,000		1,710,000

Baltimore, MD General Obligation Bonds, Series 2003D, 0.12%[1]	7/7/15	7/7/15	1,850,000		1,850,000

Des Moines, IA Facilities Revenue Bonds, Elliott Aviation Project, Series 2007, 0.10%[1]	7/7/15	7/7/15	4,410,000		4,410,000

Grand River Dam Authority Revenue Bonds, Series 2014C, 0.14%[1]	7/7/15	7/7/15	5,750,000		5,750,000

IN Development Finance Authority, TTP Inc. Project, Series 2001, 0.20%[1]	7/7/15	7/7/15	1,680,000		1,680,000

NJ Health Care Facilities Financing Authority, Saint Barnabas Corp., Series 2011C, 0.12%[1]	7/7/15	7/7/15	3,070,000		3,070,000

San Antonio, TX Industrial Development Authority Revenue Bonds, Tnidall Corp., 0.23%[1]	7/7/15	7/7/15	1,500,000		1,500,000

St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.18%[1]	7/7/15	7/7/15	1,000,000		1,000,000

Tennis for Charity, Inc. Bonds, Series 2004, 0.12%[1]	7/7/15	7/7/15	1,780,000		1,780,000

5        OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount		Value

Municipal (Continued)

University Hospitals Health System, Inc. Hospital Revenue Bonds, Series 2013C, 0.14%[1]	7/7/15	7/7/15	2,000,000	$	2,000,000

Valdosta-Lowndes Cnty., GA Industrial Authority Revenue Bonds, Steeda Autosports, Inc. Project, Series 08, 0.20%[1]	7/7/15	7/7/15	1,000,000		1,000,000

Westchester Cnty., Healthcare Corp. Revenue Bonds, Series 2010D, 0.11%[1]	7/7/15	7/7/15	5,000,000		5,000,000

					30,750,000

Receivables Finance—22.6%
Alpine Securitization Corp.:
0.17%	7/13/15	7/13/15	1,700,000		1,699,903
0.25%	8/12/15	8/12/15	5,000,000		4,998,542

CAFCO LLC:
0.32%[3]	11/5/15	11/5/15	425,000		424,520
0.32%[3]	9/1/15	9/1/15	5,000,000		4,997,245
0.321%[3]	9/9/15	9/9/15	3,000,000		2,998,133

Chariot Funding LLC:
0.25%[3]	8/20/15	8/20/15	375,000		374,870
0.391%[3]	12/8/15	12/8/15	5,000,000		4,991,333
0.471%[3]	1/5/16	1/5/16	2,000,000		1,995,091

CRC Funding LLC, 0.24%	9/21/15	9/21/15	400,000		399,781

Gotham Funding Corp., 0.18%[3]	7/22/15	7/22/15	2,000,000		1,999,790

Jupiter Securitization Co. LLC, 0.27%[3]	7/7/15	7/7/15	10,000,000		9,999,550

Manhattan Asset Funding Co.:
0.18%[3]	7/10/15	7/10/15	6,200,000		6,199,721
0.20%[3]	7/20/15	7/20/15	4,000,000		3,999,578
0.209%[3]	7/27/15	7/27/15	3,300,000		3,299,502

Old Line Funding Corp., 0.26%[3]	7/7/15	7/7/15	5,200,000		5,199,775

Sheffield Receivables Corp.:
0.19%[3]	7/7/15	7/7/15	1,000,000		999,968
0.20%[3]	7/8/15	7/8/15	4,000,000		3,999,844
0.30%[3]	8/20/15	8/20/15	1,250,000		1,249,479
0.30%[3]	7/15/15	7/15/15	2,000,000		1,999,767

Thunder Bay Funding LLC:
0.25%[3]	9/3/15	9/3/15	1,250,000		1,249,444
0.25%[3]	10/15/15	10/15/15	2,800,000		2,797,939

Victory Receivables Corp.:
0.16%[3]	7/9/15	7/9/15	5,000,000		4,999,822
0.19%[3]	7/14/15	7/14/15	1,000,000		999,931

					71,873,528

Special Purpose Financial—8.8%
Anglesea Funding LLC:
0.15%[2]	7/2/15	7/2/15	2,500,000		2,499,990
0.15%[2]	7/1/15	7/1/15	4,000,000		4,000,000
0.16%[2]	7/6/15	7/6/15	5,100,000		5,099,887

Bedford Row Funding Corp., 0.13%	7/14/15	7/14/15	3,000,000		2,999,859

Concord Minutemen Cap. Co. LLC:
0.18%	7/20/15	7/20/15	1,000,000		999,905
0.18%	7/8/15	7/8/15	2,500,000		2,499,913

Crown Point Capital Co., 0.18%	7/8/15	7/8/15	2,500,000		2,499,913

Lexington Parker Capital Co. LLC:
0.18%[3]	7/8/15	7/8/15	2,500,000		2,499,913
0.27%[3]	9/4/15	9/4/15	1,600,000		1,599,220

Ridgefield Funding Co. LLC, 0.31%	8/6/15	8/6/15	3,000,000		2,999,070

					27,697,670

Total Short-Term Notes/Commercial Paper (Cost $140,317,542)					140,317,542

			Shares

Investment Company—3.4%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[4,5] (Cost $10,672,836)			10,672,836		10,672,836

Total Investments, at Value (Cost $292,069,334)			92.4%		292,069,334

Net Other Assets (Liabilities)			7.6		23,968,759

Net Assets			100.0%	$	316,038,093

6        OPPENHEIMER MONEY FUND/VA

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,599,294 or 5.57% of the Fund’s net assets as of June 30, 2015.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $95,064,894 or 30.08% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Rate shown is the 7-day yield as of June 30, 2015.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	23,255,744	22,602,092	35,185,000	10,672,836

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$10,672,836	$ 12,095

See accompanying Notes to Financial Statements.

7        OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $281,396,498)	$281,396,498
Affiliated companies (cost $10,672,836)	10,672,836

292,069,334

Cash	854,374

Receivables and other assets:
Shares of beneficial interest sold	23,468,179
Interest and dividends	30,587
Other	41,433

Total assets	316,463,907

Liabilities
Payables and other liabilities:
Investments purchased	374,867
Trustees’ compensation	22,480
Shares of beneficial interest redeemed	13,940
Legal, auditing and other professional fees	12,982
Dividends	760
Other	785

Total liabilities	425,814

Net Assets	$316,038,093

Composition of Net Assets
Par value of shares of beneficial interest	$316,020

Additional paid-in capital	315,709,983

Accumulated net investment income	7,781

Accumulated net realized gain on investments	4,309

Net Assets - applicable to 316,019,581 shares of beneficial interest outstanding	$316,038,093

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

8        OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Interest	$357,940

Dividends from affiliated companies	12,095

Total investment income	370,035

Expenses
Management fees	868,739

Transfer and shareholder servicing agent fees	194,069

Shareholder communications	11,829

Trustees’ compensation	19,638

Custodian fees and expenses	3,318

Other	33,915

Total expenses	1,131,508
Less reduction to custodian expenses	(1,592)
Less waivers and reimbursements of expenses	(779,214)

Net expenses	350,702

Net Investment Income	19,333

Net realized gain	4,309

Net Increase in Net Assets Resulting from Operations	$23,642

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations
Net investment income	$19,333	$ 32,855

Net realized gain	4,309	11,471

Net increase in net assets resulting from operations	23,642	44,326
Dividends and/or Distributions to Shareholders
Dividends from net investment income	(20,159)	(34,163)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	(199,262,054)	338,260,098
Net Assets
Total increase (decrease)	(199,258,571)	338,270,261

Beginning of period	515,296,664	177,026,403

End of period (including accumulated net investment income of $7,781 and $8,607, respectively)	$316,038,093	$ 515,296,664

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations-Net investment income and net realized gain[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.01%	0.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$316,038	$515,297	$177,026	$174,428	$163,973	$149,697

Average net assets (in thousands)	$389,883	$329,045	$178,263	$164,276	$156,127	$164,258

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total expenses[6]	0.59%	0.57%	0.61%	0.62%	0.61%	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.18%	0.15%	0.22%	0.30%	0.29%	0.35%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.60%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Significant Accounting Policies

Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are

12        OPPENHEIMER MONEY FUND/VA

3. Securities Valuation (Continued)

subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value:
Assets Table
Certificates of Deposit	$—	$84,402,474	$—	$84,402,474
Direct Bank Obligations	—	56,676,482	—	56,676,482
Investment Company	10,672,836	—	—	10,672,836
Short-Term Notes/Commercial Paper	—	140,317,542	—	140,317,542

Total Assets	$10,672,836	$281,396,498	$—	$292,069,334

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset

13        OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Sold	410,058,293	$410,058,293	1,568,851,985	$1,568,851,985
Dividends and/or distributions reinvested	20,159	20,159	34,163	34,163
Redeemed	(609,340,506)	(609,340,506)	(1,230,626,050)	(1,230,626,050)

Net increase (decrease)	(199,262,054)	$(199,262,054)	338,260,098	$338,260,098

6. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $604,208.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. As a result of this limitation, the Manager waived $164,811 for the six months ended June 30, 2015.

Effective April 30, 2013, the Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of June 30, 2015, the following waived and/or reimbursed amounts are eligible for recapture:

14        OPPENHEIMER MONEY FUND/VA

6. Fees and Other Transactions with Affiliates (Continued)

Expires

December 31, 2016	$486,156
December 31, 2017	1,378,598
December 31, 2018	769,019

The Manager has not recaptured any previously waived and/or reimbursed amounts during the six months ended June 30, 2015.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $10,195 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

7. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

15        OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

16        OPPENHEIMER MONEY FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Money Fund/VA	1/16/15	96.0%	0.0%	4.0%

Oppenheimer Money Fund/VA	2/20/15	95.8%	0.0%	4.2%

Oppenheimer Money Fund/VA	3/20/15	95.9%	4.1%	0.0%

Oppenheimer Money Fund/VA	4/17/15	95.9%	4.1%	0.0%

Oppenheimer Money Fund/VA	5/15/15	95.9%	4.1%	0.0%

Oppenheimer Money Fund/VA	6/19/15	95.9%	4.1%	0.0%

17        OPPENHEIMER MONEY FUND/VA

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18        OPPENHEIMER MONEY FUND/VA

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19        OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Christopher Proctor, Vice President
Adam S. Wilde, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder Servicing
Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2015
Oppenheimer	Semiannual Report
Global Strategic Income Fund/VA
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Michael A. Mata, Krishna Memani, Hemant Baijal

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	1.35%	-0.16%	5.41%	5.22%

Service Shares	3/19/01	1.21	-0.44	5.15	4.96

Barclays U.S. Aggregate Bond Index		-0.15	1.81	3.34	4.43

Citigroup World Government Bond Index		-4.02	-9.02	1.05	3.07

Citigroup Non U.S. World Government Bond Index		-5.83	-13.49	0.33	2.63

J.P. Morgan Domestic High Yield Index		2.76	-0.70	8.96	8.07

Reference Index		-1.56	-5.23	3.84	4.89

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, the J.P. Morgan Domestic High Yield Index and the Fund’s Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J.P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by U.S. companies. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	61.2%

Foreign Government Obligations	11.7

Mortgage-Backed Obligations
Government Agency	5.3
Non-Agency	6.1

Investment Companies
Oppenheimer Master Event-Linked Bond Fund, LLC	2.3
Oppenheimer Master Loan Fund, LLC	5.4
Oppenheimer Ultra-Short Duration Fund	1.0

Asset-Backed Securities	2.9

U.S. Government Obligations	1.7

Corporate Loans	1.4

Structured Securities	0.7

Common Stocks	0.2

Over-the-Counter Options Purchased	0.1

Over-the-Counter Credit Default Swaptions Purchased	—*

Over-the-Counter Interest Rate Swaptions Purchased	—*

Rights, Warrants and Certificates	—

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	6.4%

AA	1.6

A	5.2

BBB	25.9

BB	24.1

B	21.4

CCC	4.5

CC	0.5

C	0.0

D	0.6

Unrated	9.8

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 30, 2015, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 1.35% during the reporting period, outperforming the -1.56% return provided by its Reference Index (the “Index”), which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

The opening months of 2015 were marked by cooling U.S. growth after the strong fourth quarter of 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. The period marked a continuing divergence in monetary policy with the Federal Reserve (“Fed”) preparing to raise interest rates, while the European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of QE that is projected to increase the ECB’s balance sheet by over €1 trillion. The Bank of Japan (“BoJ”) continued its bold money printing experiment under the economic policies of Prime Minister Shinzō Abe, commonly referred to as “Abenomics”. The Chinese central bank also continued taking aggressive steps to stimulate its economy, including additional surprise interest rate and reserve ratio requirement cuts.

Against this backdrop, interest rates in core Europe and Japan backed up as investors anticipated positive results from accommodative monetary policies around the world. In fact, during the first half of 2015, more than 30 central banks announced interest rate cuts, with several of them doing so multiple times (e.g., Russia cut rates four times, China and India three times each, Australia twice, etc.). After rallying sharply in the first quarter of 2015, the U.S. dollar reversed course and weakened against most major currencies including the euro, British pound, Swiss franc, Canadian dollar and Australian dollar, in the second quarter of 2015.

FUND REVIEW

During the reporting period, top performing areas included high yield debt, mortgages and European credit. Our positions in high yield debt contributed to performance, and we benefited from our up-in-quality tilt in this part of the portfolio. In fact, the Fund had approximately half of the triple-C weighting of the J.P. Morgan Domestic High Yield Index. In addition, we were underweight both energy and metals/mining, which did not perform well this reporting period. We believe the current macro environment favors credit, which continues to screen as relatively attractive in our view. Mortgages continued to benefit the Fund this reporting period. This part of the portfolio is largely comprised of securitized credit that we purchased several years ago. These positions have rolled down to become fairly short in maturity, and we have been harvesting profits in them. Regarding European credit, we maintained our exposure at approximately 11% of the portfolio. These positions helped performance significantly during the past two years, and they did again this reporting period. Performance was particularly strong over the first half of the reporting period, as European growth was stabilizing and we saw early evidence of positive economic momentum in the Eurozone. Although concerns surrounding the Greek debt crisis negatively impacted this asset class over the second half of the period, performance remained positive for the Fund for the overall reporting period. We do not expect the Greek debt crisis to become an existential threat to the economic recovery in Europe. The ECB is executing an aggressive QE program in an effort to stimulate growth and push inflation higher. The Greek crisis has caused spreads to widen, which we believe could provide an attractive opportunity to increase exposure in selected European credits. More broadly, our rationale for owning European credit is simple. The U.S. economy has already stabilized. For the global economy to improve, Europe will need to improve. The ECB is easing monetary policy aggressively with a goal of stimulating economic growth. We believe the ECB’s efforts should continue to benefit European credit, just as they have so far this year.

The most significant detractor from performance this reporting period was the Fund’s exposure to high grade bonds, as these types of bonds experienced pressure during the reporting period. We also made some changes to our exposure among high grade during the period. The portfolio was previously focused more on U.S. Treasuries and agency pass-through securities. However, it is now includes more securitized credit and corporate bonds.

STRATEGY & OUTLOOK

As we enter the third quarter of 2015, the U.S. economy has regained some momentum after contracting by 0.2% in the first quarter. However, in our view the U.S. could be facing another mid-cycle slowdown, which would be its second or third in an admittedly long cycle so far. Economic growth has been slow and uneven in many parts of the world, the dollar is oscillating between periods of strength and weakness, S&P 500 earnings are being revised down, commodity prices have fallen sharply, the Greek debt crisis has flared up, geopolitical turmoil persists in the Middle East and the Chinese equity markets are under significant

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

pressure. On the bright side, however, we do not see an existential threat to the recovery in Europe or the credit cycle, we do not see any signs of a looming recession in the U.S. and we do not expect default rates to rise above current expectations in the next 12-18 months.

We expected the U.S. market to trend sideways in the first half of 2015, and it did, with the S&P 500 Index and Barclays U.S. Aggregate Bond Index generating total returns of 1.23% and -0.15%, respectively, during the period. We continue to expect more muted returns and higher sustained volatility across a number of asset classes this year. In this regard, we have already seen negative total returns in the first half of the year for real estate investment trusts, master limited partnerships, municipal bonds, precious metals and commodities.

We also believe the market will continue to react strongly to changes in expectations about the rate of growth in the U.S. and how aggressive the Fed is when it starts to tighten. We expect that tightening to begin later this year, but we continue to believe the risks are tilted toward the Fed’s raising rates less, and doing so later than the market expects. (We expect to see a greater rise in rates in 2016.) We also anticipate the dollar will continue strengthening, although we believe it may do so in fits and starts rather than for weeks or months in a row as it did in late 2014 and the first quarter of 2015. This should be a decent environment for credit and spread products. If our views prove correct, our long position in credit, our short duration posture and our minimal exposure to foreign currencies should help performance. Our highest conviction views are in credit, and they are expressed clearly in the portfolio. We continue to believe interest rates are headed higher over time, probably over a matter of years. While we do not expect them to spike meaningfully in the near term, we can reduce duration further if needed.

Finally, we believe most key policy changes this year will likely originate elsewhere, not in the U.S. Just as the Fed tapered its asset purchases steadily in 2014, we expect it to deliver consistency in domestic monetary policy this year. We also anticipate positive changes coming from other regions. So far this year, at least 30 central banks have announced surprise interest rate cuts. Japan has gone “all in” on Abenomics as that country struggles to grow consistently and generate inflation after emerging from its fourth recession in six years in late 2014. China has announced surprise rate cuts in each of the last three quarters, and we expect more monetary and fiscal stimulus in 2015. A number of emerging market countries have ended their tightening cycles and are now easing. We believe the portfolio is positioned to benefit in each of these scenarios.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$1,013.50	$3.60
Service shares	1,000.00	1,012.10	4.85

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.22	3.61
Service shares	1,000.00	1,019.98	4.87

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.72%
Service shares	0.97

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Principal Amount	Value

Asset-Backed Securities—3.0%

American Credit Acceptance Receivables Trust:
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	$710,000	$710,572
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	655,000	655,830
Series 2014-4, Cl. B, 2.60%,10/12/20[1]	205,000	205,095
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	665,000	665,561
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]	625,000	626,923

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]	470,000	485,104
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	360,000	370,466
Series 2012-4, Cl. D, 2.68%, 10/9/18	315,000	320,939
Series 2012-5, Cl. D, 2.35%, 12/10/18	200,000	202,930
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	560,000	568,676
Series 2013-3, Cl. D, 3.00%, 7/8/19	440,000	448,625
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	250,000	255,658
Series 2013-4, Cl. D, 3.31%, 10/8/19	510,000	523,545
Series 2013-5, Cl. D, 2.86%, 12/9/19	860,000	869,626
Series 2014-1, Cl. C, 2.15%, 3/9/20	655,000	657,159
Series 2014-1, Cl. E, 3.58%, 8/9/21	165,000	166,063
Series 2014-2, Cl. D, 2.57%, 7/8/20	715,000	716,006
Series 2014-2, Cl. E, 3.37%, 11/8/21	390,000	388,853
Series 2014-3, Cl. D, 3.13%, 10/8/20	260,000	260,720
Series 2014-4, Cl. D, 3.07%, 11/9/20	305,000	307,207
Series 2015-2, Cl. D, 3.00%, 6/8/21	290,000	290,578

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20	365,000	367,563
Series 2014-2, Cl. C, 3.29%, 3/15/21	130,000	129,780
Series 2014-4, Cl. C, 3.56%, 9/15/21	145,000	145,130

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	275,000	277,040
Series 2013-4, Cl. D, 3.22%, 5/20/19	170,000	172,369
Series 2014-1, Cl. D, 3.39%, 7/22/19	185,000	189,181
Series 2014-3, Cl. D, 3.14%, 2/20/20	255,000	257,501
Series 2015-2, Cl. C, 2.67%, 8/20/20	270,000	269,946

CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	365,637	366,076

CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	450,000	450,614
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	174,948

CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]	490,000	492,723

CPS Auto Receivables Trust:
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	356,676	356,697
Series 2014-D, Cl. A, 1.49%, 4/15/19[1]	722,796	726,445

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	67,525	67,881

Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	765,000	768,910

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	607,870	610,623

Drive Auto Receivables Trust:
Series 2015-AA, Cl. C, 3.06%, 5/17/21[2]	430,000	432,830
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	515,000	515,285

DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	904,003	907,680
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	398,655	401,201
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	265,000	266,977
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	675,000	684,193
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	580,000	586,770

	Principal Amount	Value

Asset-Backed Securities (Continued)

DT Auto Owner Trust: (Continued)
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	$290,000	$293,773
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	305,000	306,404

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	342,493	340,594

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000	65,229
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	500,000	509,913
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	370,000	372,217
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	860,000	869,510
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	79,403	79,296
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	180,000	179,217

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	285,000	290,275
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	265,000	268,055
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	195,000	197,008
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	210,000	211,436

Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	348,173	347,947

GM Financial Automobile Leasing Trust:
Series 2014-1A, Cl. D, 2.51%, 3/20/19[1]	305,000	304,893
Series 2015-1, Cl. D, 3.01%, 3/20/20	415,000	413,915

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	319,443	319,257

ICE EM CLO:
Series 2007-1A, Cl. B, 2.082%, 8/15/22[1,3]	7,870,000	7,426,919
Series 2007-1A, Cl. C, 3.382%, 8/15/22[1,3]	5,270,000	4,951,165
Series 2007-1A, Cl. D, 5.382%, 8/15/22[1,3]	4,757,343	4,490,932

Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.487%, 10/25/19[1,3]	180,000	180,070

Santander Drive Auto Receivables Trust:
Series 2012-4, Cl. D, 3.50%, 6/15/18	970,000	996,543
Series 2012-5, Cl. D, 3.30%, 9/17/18	540,000	551,762
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	825,000	836,568
Series 2013-1, Cl. C, 1.76%, 1/15/19	615,000	616,909
Series 2013-1, Cl. D, 2.27%, 1/15/19	920,000	917,207
Series 2013-2, Cl. D, 2.57%, 3/15/19	1,110,000	1,125,921
Series 2013-3, Cl. D, 2.42%, 4/15/19	230,000	232,656
Series 2013-4, Cl. D, 3.92%, 1/15/20	1,235,000	1,279,746
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	520,000	542,033
Series 2013-5, Cl. D, 2.73%, 10/15/19	955,000	963,404
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]	1,195,000	1,220,245
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]	330,000	343,318
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	405,000	428,976
Series 2014-2, Cl. D, 2.76%, 2/18/20	625,000	629,668
Series 2014-3, Cl. D, 2.65%, 8/17/20	635,000	631,006
Series 2014-4, Cl. D, 3.10%, 11/16/20	965,000	972,404
Series 2015-1, Cl. D, 3.24%, 4/15/21	445,000	447,644
Series 2015-2, Cl. D, 3.02%, 4/15/21	470,000	467,904
Series 2015-3, Cl. D, 3.49%, 5/17/21	580,000	582,328

7        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	$6,161	$6,170
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	220,000	222,555
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	905,000	909,881

TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]	151,932	151,013

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	285,696

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	141,214	140,966

United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	11,257	11,264
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]	260,000	258,446
Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	385,000	385,986

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	245,000	243,226
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	245,000	244,413
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	365,000	364,963

Total Asset-Backed Securities (Cost $59,081,431)		58,743,345

Mortgage-Backed Obligations—11.7%

Government Agency—5.5%

FHLMC/FNMA/FHLB/Sponsored—5.4%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	454,918	507,412
5.50%, 9/1/39	597,791	669,949
6.00%, 5/1/18-11/1/21	125,999	140,381
6.50%, 3/1/18-8/1/32	515,003	590,469
7.00%, 10/1/31-10/1/37	119,635	136,786
7.50%, 1/1/32	363,992	434,793

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 4.837%, 2/1/28[4]	9,182	1,549
Series 205,Cl. IO, 10.671%, 9/1/29[4]	53,032	12,935
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	120,201	22,740

Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K042,Cl. A1, 2.267%, 6/25/24	941,577	945,718
Series K717,Cl. A1, 2.342%, 2/25/21	930,798	953,297

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	391,597	436,843
Series 151,Cl. F, 9.00%, 5/15/21	7,394	8,219
Series 1674,Cl. Z, 6.75%, 2/15/24	228,525	253,705
Series 1897,Cl. K, 7.00%, 9/15/26	722,087	813,278
Series 2043,Cl. ZP, 6.50%, 4/15/28	269,403	300,732
Series 2106,Cl. FG, 0.636%, 12/15/28[3]	461,957	467,391
Series 2122,Cl. F, 0.636%, 2/15/29[3]	12,147	12,283
Series 2148,Cl. ZA, 6.00%, 4/15/29	296,699	339,230
Series 2195,Cl. LH, 6.50%, 10/15/29	186,703	214,360
Series 2326,Cl. ZP, 6.50%, 6/15/31	24,736	27,624
Series 2344,Cl. FP, 1.136%, 8/15/31[3]	120,749	124,356
Series 2368,Cl. PR, 6.50%, 10/15/31	93,818	104,857
Series 2412,Cl. GF, 1.136%, 2/15/32[3]	188,818	194,526
Series 2449,Cl. FL, 0.736%, 1/15/32[3]	143,294	145,424
Series 2451,Cl. FD, 1.186%, 3/15/32[3]	72,647	74,977
Series 2453,Cl. BD, 6.00%, 5/15/17	14,170	14,697
Series 2461,Cl. PZ, 6.50%, 6/15/32	340,903	393,976
Series 2464,Cl. FI, 1.186%, 2/15/32[3]	61,965	63,613
Series 2470,Cl. AF, 1.186%, 3/15/32[3]	124,644	128,652
Series 2470,Cl. LF, 1.186%, 2/15/32[3]	63,413	65,099
Series 2477,Cl. FZ, 0.736%, 6/15/31[3]	260,960	264,682

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2517,Cl. GF, 1.186%, 2/15/32[3]	$55,134	$56,600
Series 2635,Cl. AG, 3.50%, 5/15/32	83,930	87,619
Series 2668,Cl. AZ, 4.00%, 9/15/18	35,949	37,267
Series 2676,Cl. KY, 5.00%, 9/15/23	1,063,112	1,149,224
Series 2707,Cl. QE, 4.50%, 11/15/18	134,854	141,078
Series 2770,Cl. TW, 4.50%, 3/15/19	18,475	19,324
Series 3025,Cl. SJ, 24.07%, 8/15/35[3]	163,089	257,659
Series 3465,Cl. HA, 4.00%, 7/15/17	3,022	3,028
Series 3741,Cl. PA, 2.15%, 2/15/35	722,347	734,526
Series 3815,Cl. BD, 3.00%, 10/15/20	21,611	22,139
Series 3840,Cl. CA, 2.00%, 9/15/18	16,215	16,430
Series 3848,Cl. WL, 4.00%, 4/15/40	331,336	341,344
Series 3857,Cl. GL, 3.00%, 5/15/40	13,636	13,963
Series 3917,Cl. BA, 4.00%, 6/15/38	178,991	186,452
Series 4221,Cl. HJ, 1.50%, 7/15/23	390,136	392,400

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 53.813%, 7/17/28[4]	14,452	3,168
Series 2079,Cl. S, 0.00%, 7/17/28[4,5]	26,037	5,945
Series 2136,Cl. SG, 64.542%, 3/15/29[4]	645,399	149,364
Series 2399,Cl. SG, 54.672%, 12/15/26[4]	374,629	84,750
Series 2437,Cl. SB, 68.924%, 4/15/32[4]	1,327,844	332,790
Series 2526,Cl. SE, 25.143%, 6/15/29[4]	25,173	5,914
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	244,707	58,215
Series 2795,Cl. SH, 9.08%, 3/15/24[4]	532,339	73,740
Series 2920,Cl. S, 47.021%, 1/15/35[4]	257,411	49,847
Series 2922,Cl. SE, 4.796%, 2/15/35[4]	43,861	8,355
Series 2981,Cl. AS, 0.206%, 5/15/35[4]	442,556	88,430
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	475,973	106,069
Series 3201,Cl. SG, 2.356%, 8/15/36[4]	230,610	42,862
Series 3397,Cl. GS, 13.286%, 12/15/37[4]	184,240	38,231
Series 3424,Cl. EI, 8.812%, 4/15/38[4]	82,540	11,890
Series 3450,Cl. BI, 6.934%, 5/15/38[4]	297,315	49,645
Series 3606,Cl. SN, 0.095%, 12/15/39[4]	92,756	16,893
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	368,068	22,637
Series 3685,Cl. EI, 0.00%, 3/15/19[4,5]	253,710	12,962

Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Nts.:
Series 2014-DN4,Cl. M3, 4.737%, 10/25/24[3]	4,315,000	4,420,720
Series 2014-HQ2,Cl. M3, 3.937%, 9/25/24[3]	5,430,000	5,316,070
Series 2015-DN1,Cl. M3, 4.337%, 1/25/25[3]	1,495,000	1,521,095

Federal National Mortgage Assn.:
3.00%, 7/1/30[6]	3,055,000	3,160,732
3.50%, 7/1/41[6]	25,305,000	26,030,047
4.00%, 7/1/45[6]	22,990,000	24,327,641
4.50%, 7/1/30[6]	1,905,000	1,984,102
5.00%, 7/1/45[6]	250,000	276,156
6.00%, 7/1/45[6]	2,140,000	2,432,913

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	597,872	630,252
5.00%, 2/1/18-7/1/33	1,490,226	1,592,249
5.50%, 4/1/21-5/1/36	323,620	361,597
6.00%, 10/1/16-1/1/19	62,399	64,105
6.50%, 4/1/17-1/1/34	838,675	966,909
7.00%, 11/1/17-6/1/34	975,840	1,149,884
7.50%, 2/1/27-3/1/33	1,219,660	1,483,732
8.50%, 7/1/32	2,008	2,315

Federal National Mortgage Assn., Connecticut Avenue Securities:
Series 2014-C03,Cl. 2M2, 3.087%, 7/25/24[3]	3,110,000	2,881,603
Series 2015-C01,Cl. 1M2, 4.487%, 2/25/25[3]	2,500,000	2,503,264

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 37.106%, 3/25/23[4]	150,103	21,355
Series 221,Cl. 2, 40.746%, 5/25/23[4]	18,275	2,722
Series 254,Cl. 2, 30.647%, 1/25/24[4]	309,565	42,952
Series 301,Cl. 2, 0.00%, 4/25/29[4,5]	58,499	13,129
Series 313,Cl. 2, 3.511%, 6/25/31[4]	551,791	79,860
Series 319,Cl. 2, 0.00%, 2/25/32[4,5]	266,363	62,323
Series 321,Cl. 2, 3.244%, 4/25/32[4]	78,357	18,406
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	81,944	17,704
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	162,857	20,186

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	$310,942	$71,815
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	1,276,320	296,310
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	250,062	57,722
Series 339,Cl. 15, 3.152%, 10/25/33[4]	756,567	161,330
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	223,230	44,029
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	145,614	29,898
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	252,290	51,876
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	186,214	40,937
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	90,877	20,048
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	118,114	25,732

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	167,312	190,864
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	162,259	185,469
Series 2002-12,Cl. PG, 6.00%, 3/25/17	39,700	40,932
Series 2002-29,Cl. F, 1.187%, 4/25/32[3]	66,314	68,098
Series 2002-64,Cl. FJ, 1.187%, 4/25/32[3]	20,420	20,970
Series 2002-68,Cl. FH, 0.685%, 10/18/32[3]	46,135	46,755
Series 2002-84,Cl. FB, 1.187%, 12/25/32[3]	300,260	308,389
Series 2002-9,Cl. PC, 6.00%, 3/25/17	37,582	38,756
Series 2002-9,Cl. PR, 6.00%, 3/25/17	46,017	47,416
Series 2002-90,Cl. FH, 0.687%, 9/25/32[3]	167,996	170,129
Series 2003-100,Cl. PA, 5.00%, 10/25/18	234,375	245,866
Series 2003-11,Cl. FA, 1.187%, 9/25/32[3]	300,267	308,396
Series 2003-112,Cl. AN, 4.00%, 11/25/18	79,093	81,780
Series 2003-116,Cl. FA, 0.587%, 11/25/33[3]	30,125	30,324
Series 2003-84,Cl. GE, 4.50%, 9/25/18	33,287	34,681
Series 2004-101,Cl. BG, 5.00%, 1/25/20	165,167	169,380
Series 2004-25,Cl. PC, 5.50%, 1/25/34	72,115	76,034
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,360,859	1,484,050
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	654,256
Series 2005-71,Cl. DB, 4.50%, 8/25/25	196,901	210,701
Series 2006-11,Cl. PS, 23.881%, 3/25/36[3]	143,469	229,579
Series 2006-46,Cl. SW, 23.514%, 6/25/36[3]	234,258	315,408
Series 2008-75,Cl. DB, 4.50%, 9/25/23	110,847	115,341
Series 2009-113,Cl. DB, 3.00%, 12/25/20	330,173	338,567
Series 2009-36,Cl. FA, 1.127%, 6/25/37[3]	71,428	73,377
Series 2009-70,Cl. TL, 4.00%, 8/25/19	409,007	421,595
Series 2010-43,Cl. KG, 3.00%, 1/25/21	158,493	163,120
Series 2011-122,Cl. EC, 1.50%, 1/25/20	202,100	203,467
Series 2011-15,Cl. DA, 4.00%, 3/25/41	181,257	189,629
Series 2011-3,Cl. EL, 3.00%, 5/25/20	550,839	564,730
Series 2011-3,Cl. KA, 5.00%, 4/25/40	301,662	330,922
Series 2011-38,Cl. AH, 2.75%, 5/25/20	17,365	17,750
Series 2011-6,Cl. BA, 2.75%, 6/25/20	223,840	229,465
Series 2011-69,Cl. EA, 3.00%, 11/25/29	172,135	174,806
Series 2011-82,Cl. AD, 4.00%, 8/25/26	318,482	330,194
Series 2012-20,Cl. FD, 0.587%, 3/25/42[3]	495,471	497,759

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 21.848%, 11/18/31[4]	75,222	18,235
Series 2001-63,Cl. SD, 26.025%, 12/18/31[4]	21,183	4,811
Series 2001-68,Cl. SC, 17.192%, 11/25/31[4]	13,502	3,276
Series 2001-81,Cl. S, 19.465%, 1/25/32[4]	16,392	3,835
Series 2002-28,Cl. SA, 29.792%, 4/25/32[4]	11,914	2,622
Series 2002-38,Cl. SO, 42.493%, 4/25/32[4]	72,888	14,786
Series 2002-48,Cl. S, 25.454%, 7/25/32[4]	18,594	4,534
Series 2002-52,Cl. SL, 28.323%, 9/25/32[4]	11,972	2,947
Series 2002-56,Cl. SN, 27.002%, 7/25/32[4]	25,550	6,229
Series 2002-77,Cl. IS, 38.297%, 12/18/32[4]	124,179	32,860
Series 2002-77,Cl. SH, 30.082%, 12/18/32[4]	25,821	6,113
Series 2002-9,Cl. MS, 21.955%, 3/25/32[4]	22,262	5,177
Series 2003-13,Cl. IO, 7.294%, 3/25/33[4]	229,185	43,251
Series 2003-26,Cl. DI, 8.803%, 4/25/33[4]	186,263	47,118
Series 2003-33,Cl. SP, 23.79%, 5/25/33[4]	135,880	29,318
Series 2003-38,Cl. SA, 0.00%, 3/25/23[4,5]	89,513	4,793
Series 2003-4,Cl. S, 25.614%, 2/25/33[4]	39,135	10,001
Series 2004-56,Cl. SE, 9.484%, 10/25/33[4]	646,415	128,924
Series 2005-12,Cl. SC, 8.314%, 3/25/35[4]	20,816	4,568

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-14,Cl. SE, 32.555%, 3/25/35[4]	$745,182	$123,527
Series 2005-40,Cl. SA, 44.698%, 5/25/35[4]	641,737	120,683
Series 2005-40,Cl. SB, 59.103%, 5/25/35[4]	1,054,338	189,064
Series 2005-52,Cl. JH, 3.444%, 5/25/35[4]	379,015	71,380
Series 2005-63,Cl. SA, 43.459%, 10/25/31[4]	36,963	8,031
Series 2006-90,Cl. SX, 99.999%, 9/25/36[4]	659,815	123,754
Series 2007-88,Cl. XI, 27.947%, 6/25/37[4]	822,350	144,838
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	67,100	8,472
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	95,550	5,465
Series 2010-95,Cl. DI, 0.00%, 11/25/20[4,5]	487,862	30,792
Series 2012-134,Cl. SA, 12.555%, 12/25/42[4]	753,779	191,033
Series 2012-40,Cl. PI, 0.00%, 4/25/41[4,5]	1,418,562	257,167

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	—

		105,925,592

GNMA/Guaranteed—0.1%

Government National Mortgage Assn. I Pool:
7.00%, 3/15/28-7/15/28	116,401	130,384
7.50%, 2/15/27	4,906	5,073
8.00%, 5/15/26	10,189	10,343

Government National Mortgage Assn. II Pool, 1.625%, 11/20/25[3]	3,346	3,477

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 18.682%, 4/16/37[4]	327,766	63,195
Series 2011-52,Cl. HS, 9.352%, 4/16/41[4]	560,645	108,354

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32,Cl. ZB, 8.00%, 9/16/29	538,562	637,112
Series 2000-12,Cl. ZA, 8.00%, 2/16/30	1,147,034	1,335,536

		2,293,474

Non-Agency—6.2%

Commercial—5.5%

Banc of America Commercial Mortgage Trust, Series 2006-5, Cl. AM, 5.448%, 9/10/47	85,000	88,433

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.477%, 7/20/36[3]	1,240,413	1,162,768
Series 2014-R7,Cl. 3A1, 2.617%, 3/26/36[2,3]	156,582	159,887

BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.23%, 9/26/35[1,3]	220,106	223,839
Series 2012-RR2,Cl. 6A3, 2.687%, 9/26/35[1,3]	375,026	375,387
Series 2012-RR6,Cl. RR6, 2.404%, 11/26/36[1]	310,960	311,060
Series 2013-RR2,Cl. 5A2, 2.66%, 3/26/36[1,3]	7,323,824	6,252,561

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[3]	179,633	181,634

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.435%, 1/25/36[3]	22,963	21,664

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,336,874	1,318,238

Citigroup Commercial Mortgage Trust:
Series 2008-C7,Cl. AM, 6.349%, 12/10/49[3]	520,000	563,120
Series 2013-GC11,Cl. D, 4.604%, 4/10/46[1,3]	245,000	231,025

Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8,Cl. 7A2, 2.621%, 3/25/36[1,3]	10,474,197	10,095,544
Series 2012-8,Cl. 1A1, 2.708%, 10/25/35[1,3]	677,764	683,319
Series 2014-8,Cl. 1A2, 0.477%, 7/20/36[2,3]	3,400,000	2,745,500

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.727%, 10/15/45[1,3]	70,000	68,265
Series 2012-CR5,Cl. E, 4.48%, 12/10/45[1,3]	605,000	577,584
Series 2013-CR6,Cl. D, 4.313%, 3/10/46[1,3]	1,525,000	1,402,446
Series 2013-CR7,Cl. D, 4.494%, 3/10/46[1,3]	3,270,000	3,012,129
Series 2013-CR9,Cl. D, 4.40%, 7/10/45[1,3]	2,685,000	2,489,273
Series 2013-LC13,Cl. D, 5.215%, 8/10/46[1,3]	3,579,000	3,504,587
Series 2014-UBS3,Cl. D, 4.975%, 6/10/47[1,3]	8,895,000	8,218,064

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012- CR5, Cl. XA, 0.00%, 12/10/45[4,5]	$3,427,700	$298,421

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	600,000	604,964

CSMC, Series 2009-13R, Cl. 4A1, 2.625%, 9/26/36[1,3]	47,703	48,014

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[1,3]	100,000	106,937

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[3]	83,015	70,277

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.407%, 7/22/36[1,3]	5,060,144	4,375,709

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.549%, 11/25/46[1,3]	40,000	40,803
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,3]	135,000	132,233
Series 2013-K26,Cl. C, 3.723%, 12/25/45[1,3]	95,000	93,593
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,3]	150,000	145,706
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,3]	1,605,000	1,556,287
Series 2013-K502,Cl. C, 3.302%, 3/25/45[1,3]	220,000	223,751
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,3]	265,000	265,690
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,3]	535,000	527,517
Series 2015-K44,Cl. B, 3.811%, 1/25/48[1,3]	545,000	533,380

GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.801%, 6/10/47[1,3]	1,515,000	1,375,553

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.937%, 7/25/35[3]	28,099	27,791

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.569%, 12/15/47[1,3]	500,000	487,277

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[3]	645,000	667,570
Series 2013-C10,Cl. D, 4.295%, 12/15/47[3]	2,400,000	2,240,782

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.555%, 7/25/35[3]	108,964	109,292

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.625%, 9/26/36[1,3]	180,798	181,139
Series 2009-5,Cl. 1A2, 2.721%, 7/26/36[1,3]	5,138,473	4,496,025

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.714%, 8/15/46[1,3]	2,500,000	2,395,509
Series 2013-C15,Cl. D, 5.251%, 11/15/45[1,3]	1,245,000	1,229,461
Series 2014-C21,Cl. D, 4.816%, 8/15/47[1,3]	4,953,000	4,543,345
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,215,000	1,265,698
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,225,000	1,244,718

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.816%, 11/15/45[1,3]	705,000	696,294
Series 2013-C12,Cl. D, 4.926%, 10/15/46[1,3]	2,370,000	2,287,051
Series 2013-C13,Cl. D, 5.058%, 11/15/46[1,3]	570,000	553,600
Series 2013-C7,Cl. D, 4.437%, 2/15/46[1,3]	435,000	410,062
Series 2013-C8,Cl. D, 4.309%, 12/15/48[1,3]	185,000	172,336
Series 2014-C14,Cl. B, 4.804%, 2/15/47[3]	240,000	258,266
Series 2014-C14,Cl. D, 4.994%, 2/15/47[1,3]	5,060,000	4,807,691

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	1,265,000	1,335,948

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.969%, 11/26/36[1,3]	30,642	30,061

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.379%, 6/26/46[1,3]	299,938	302,579

RALI Trust, Series 2005-QA4, Cl. A32, 3.083%, 4/25/35[3]	44,297	6,393

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.447%, 8/25/34[3]	5,157,859	5,125,489

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 4.889%, 5/10/63[1,3]	3,450,000	3,446,407
Series 2013-C5,Cl. D, 4.227%, 3/10/46[1,3]	4,200,000	3,910,408

	Principal Amount	Value

Commercial (Continued)

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Cl. AM, 6.15%, 2/15/51[3]	$1,250,000	$1,341,377

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Cl. 1A1, 2.341%, 12/25/35[3]	16,165	15,414

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.937%, 4/25/47[3]	514,737	393,394

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.617%, 2/25/35[3]	2,028,194	2,044,154
Series 2005-AR10,Cl. 1A1, 2.658%, 6/25/35[3]	940,862	963,912
Series 2005-AR15,Cl. 1A6, 2.613%, 9/25/35[3]	4,027,323	3,842,429
Series 2006-AR7,Cl. 2A4, 2.732%, 5/25/36[3]	1,757,449	1,681,437
Series 2007-AR3,Cl. A4, 5.803%, 4/25/37[3]	1,057,293	1,035,836

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.606%, 12/15/45[1,3]	115,000	110,845
Series 2012-C7,Cl. E, 4.999%, 6/15/45[1,3]	180,000	180,611
Series 2012-C8,Cl. E, 5.038%, 8/15/45[1,3]	710,000	717,091
Series 2013-C11,Cl. D, 4.32%, 3/15/45[1,3]	441,000	416,193

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	5,580,592	267,031

		109,326,078

Multi-Family—0.2%

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.613%, 9/25/35[3]	325,617	318,305
Series 2006-AR2,Cl. 2A3, 2.621%, 3/25/36[3]	3,456,085	3,420,914

		3,739,219

Residential—0.5%

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	59,276	58,958

CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,155,401	1,211,607

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.722%, 5/25/35[3]	1,523,859	1,522,236
Series 2005-3,Cl. 2A4, 2.517%, 8/25/35[3]	2,654,987	2,263,897

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.416%, 12/15/35[3]	75,948	65,937
Series 2006-H,Cl. 2A1A, 0.336%, 11/15/36[3]	37,048	27,598

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[3]	626,705	637,760

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.497%, 7/25/35[3]	13,160	12,235

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.287%, 8/25/36[3]	991,794	498,352

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,7]	66,744	18,021

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	23,463	19,063

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,949,304	2,799,565

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.418%, 10/25/33[3]	121,435	124,190

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.808%, 10/25/36[3]	1,585,941	1,549,322

		10,808,741

Total Mortgage-Backed Obligations (Cost $224,698,387)		232,093,104

U.S. Government Obligations—1.7%

Federal National Mortgage Assn. Nts., 1%, 9/27/17	848,000	851,362

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

U.S. Government Obligations (Continued)

United States Treasury Nts.:
0.625%, 4/30/18[8]		$ 3,659,000	$3,623,841
1.375%, 9/30/18[8,9]		16,696,000	16,823,824
2.00%, 9/30/20		9,509,000	9,643,467
2.50%, 8/15/23		735,000	750,045

United States Treasury Nts. Strips, 6.16%, 2/15/16		2,116,000	2,113,941

Total U.S. Government Obligations (Cost $33,439,962)			33,806,480

Foreign Government Obligations—11.9%

Angola—0.0%
Republic of Angola Via Northern
Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		725,000	731,457

Argentina—0.0%
Provincia de Buenos Aires Sr. Unsec. Nts., 9.95%, 6/9/21[1]		820,000	803,600

Brazil—2.7%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		1,010,000	959,500

Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts.:
4.875%, 1/22/21		1,177,000	1,232,907
9.762%, 1/1/17	BRL	85,105,000	25,968,404

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	17,830,000	5,358,527
10.00%, 1/1/25	BRL	29,450,000	8,178,210

Federative Republic of Brazil Unsec. Bonds, 12.959%, 10/1/15[1][4]	BRL	36,000,000	11,188,820

			52,886,368

Cayman Islands—0.1%
Lima Metro Line 2 Finance Ltd. Sr. Sec. Nts., 5.875%, 7/5/34[1]		850,000	870,187

China—0.1%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[1]		2,175,000	2,205,785

Colombia—0.6%
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		280,000	279,300
4.375%, 7/12/21		2,265,000	2,374,852
5.00%, 6/15/45		1,265,000	1,176,450
5.625%, 2/26/44		440,000	447,700
7.375%, 9/18/37		435,000	539,400
8.125%, 5/21/24		970,000	1,247,905
Series B, 10.00%, 7/24/24	COP	11,670,000,000	5,297,582

			11,363,189

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		2,815,000	2,908,261
6.375%, 3/24/21[1]		475,000	514,781
6.75%, 11/5/19[1]		285,000	315,102

			3,738,144

Dominican Republic—0.3%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		1,310,000	1,319,294

Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[1]		1,715,000	1,727,863
5.875%, 4/18/24[1]		410,000	427,425
6.60%, 1/28/24[1]		1,135,000	1,228,637
6.85%, 1/27/45[1]		2,030,000	2,080,750

			6,783,969

	Principal Amount		Value

Ecuador—0.0%
Republic of Ecuador International Bonds, 10.50%, 3/24/20[1]		$ 715,000	$720,363

Egypt—0.1%
Arab Republic of Egypt Bonds:
5.875%, 6/11/25[1]		1,795,000	1,757,305
6.875%, 4/30/40[1]		280,000	275,100

			2,032,405

Hungary—0.5%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	1,612,000,000	6,957,810
Series 23/A, 6.00%, 11/24/23	HUF	512,000,000	2,095,218

			9,053,028

India—1.7%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		1,265,000	1,295,661

Republic of India Bonds:
8.27%, 6/9/20	INR	839,000,000	13,415,173
8.40%, 7/28/24	INR	1,219,000,000	19,635,892

			34,346,726

Indonesia—1.2%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		930,000	971,850

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		610,000	602,375
6.125%, 3/15/19[1]		2,045,000	2,292,956

Republic of Indonesia International Bonds, 5.125%, 1/15/45[1]		420,000	401,625

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		1,040,000	982,800
4.625%, 4/15/43[1]		540,000	487,350
4.875%, 5/5/21[1]		2,475,000	2,632,905
5.375%, 10/17/23[1]		880,000	949,300
5.875%, 1/15/24[1]		1,230,000	1,362,225
6.75%, 1/15/44[1]		345,000	401,063
11.625%, 3/4/19[1]		560,000	735,000

Republic of Indonesia Treasury Bonds:
Series FR70, 8.375%, 3/15/24	IDR	105,600,000,000	7,951,702
Series FR71, 9.00%, 3/15/29	IDR	41,160,000,000	3,264,768

			23,035,919

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[3]		3,920,000	3,717,571

Republic of Cote d’Ivorie Bonds, 6.375%, 3/3/28[1]		910,000	891,800

			4,609,371

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		560,000	573,160
6.875%, 6/24/24[1]		1,165,000	1,187,811

			1,760,971

Mexico—1.9%
United Mexican States Bonds:
3.00%, 3/6/45	EUR	850,000	824,263
3.60%, 1/30/25		3,000,000	2,965,500

United Mexican States International Bonds, 4%, 3/15/15	EUR	565,000	549,277

United Mexican States Unsec. Bonds:
4.60%, 1/23/46		1,690,000	1,573,813
5.625%, 1/15/17		2,690,000	2,872,920
Series M, 5.00%, 12/11/19	MXN	446,600,000	28,207,247
Series M20, 4.75%, 3/8/44		435,000	417,600

			37,410,620

11        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		$ 1,305,000	$1,330,774

Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		1,175,000	1,204,375

			2,535,149

Panama—0.4%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		1,285,000	1,272,150
4.00%, 9/22/24		610,000	616,100
5.20%, 1/30/20		3,390,000	3,744,255
6.70%, 1/26/36		620,000	768,800
9.375%, 4/1/29		580,000	861,300

			7,262,605

Paraguay—0.0%
Republic of Paraguay Sr. Unsec. Bonds, 4.625%, 1/25/23[1]		380,000	385,700

Peru—0.3%
Fondo MIVIVIENDA SA Sr. Unsec. Nts., 3.50%, 1/31/23[1]		2,045,000	1,949,907

Republic of Peru Sr. Unsec. Bonds:
5.625%, 11/18/50		1,470,000	1,646,400
7.35%, 7/21/25		1,010,000	1,320,575

			4,916,882

Poland—0.0%
Republic of Poland Sr. Unsec. Bonds, 3%, 3/17/23		855,000	841,576

Russia—0.2%
Russian Federation Sr. Unsec. Bonds, 4.875%, 9/16/23[1]		1,730,000	1,719,620

Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		1,420,000	1,462,671

			3,182,291

Serbia—0.2%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		1,425,000	1,479,292

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		1,510,000	1,594,938

			3,074,230

South Africa—0.7%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 9/16/25		2,170,000	2,410,531
Series R208, 6.75%, 3/31/21	ZAR	61,300,000	4,769,746

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	50,000,000	4,020,660
Series R186, 10.50%, 12/21/26	ZAR	35,700,000	3,417,109

			14,618,046

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		1,010,000	997,375
6.00%, 1/14/19[1]		1,090,000	1,115,888
6.25%, 10/4/20[1]		455,000	468,104

			2,581,367

Turkey—0.1%
Republic of Turkey Bonds, 4.875%, 4/16/43		1,540,000	1,407,113

Republic of Turkey Sr. Unsec. Bonds, 4.35%, 11/12/21	EUR	1,040,000	1,255,335

			2,662,448

United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		620,000	555,862

	Principal Amount	Value

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50	$1,430,000	$1,365,650

Venezuela—0.0%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 7.75%, 10/13/19	335,000	131,488

Vietnam—0.0%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[1]	800,000	804,000

Total Foreign Government Obligations (Cost $243,084,302)		237,269,396

Corporate Loans—1.5%

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/30/18[3]	791,325	762,639

Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[3]	865,000	875,002

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[3]	5,945,247	6,050,775

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 1/29/18[3,7]	1,084,550	949,524

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[3]	4,333,691	3,973,453

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[3]	1,055,340	904,954

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.935%, 1/30/19[3]	7,103,532	6,576,684

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.685%, 7/30/19[3]	926,326	870,168

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 2/26/20[3]	271,576	262,750

Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 8.973%, 10/3/20[3,11]	1,708,787	1,693,835

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/6/15[3,6]	3,566	3,555

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[3]	802,997	824,075

NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[3,7]	1,485,000	551,306

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/9/19[3]	572,281	503,608

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 2/8/19[3]	300,970	292,693

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[3,7]	4,151,000	2,511,355

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[3,7,11]	1,490,134	7,452

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[3]	1,950,000	1,824,874

Total Corporate Loans (Cost $33,983,476)		29,438,702

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Corporate Bonds and Notes—62.7%

Consumer Discretionary—11.4%

Auto Components—1.2%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		$ 2,870,000	$3,013,500

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		192,000	179,668

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		3,805,000	3,462,550

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	970,000	1,715,601
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,780,000	3,239,341

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		1,570,000	1,647,323

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		4,035,000	4,120,744

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	2,895,750

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		3,675,000	3,932,250

			24,206,727

Automobiles—0.8%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31		322,000	472,829

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		1,358,000	1,340,611

General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		2,865,000	2,821,735
6.25% Sr. Unsec. Nts., 10/2/43		515,000	575,438

Hyundai Capital America, 4% Sr. Unsec. Nts., 6/8/17[1]		579,000	603,511

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		2,065,000	2,145,019

Volkswagen International Finance NV:
2.50% Jr. Sub. Perpetual Bonds[3,10]	EUR	1,555,000	1,662,646
3.875% Jr. Sub. Perpetual Bonds[3,10]	EUR	2,770,000	3,235,111

ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[1]		2,095,000	2,066,194

			14,923,094

Distributors—0.2%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		3,172,000	3,041,155

Hotels, Restaurants & Leisure—2.1%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		2,285,000	2,353,550

Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23		1,400,000	1,442,000

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18		60,000	60,127

Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope, 11% Sec. Nts., 10/1/21		1,725,000	1,453,312

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		830,000	626,650

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16		524,000	524,709

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		1,650,000	1,699,500

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		3,150,000	3,323,250

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		1,035,000	1,080,229

	Principal Amount		Value

Hotels, Restaurants & Leisure (Continued)

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		$ 2,100,000	$2,016,000

Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		970,000	1,001,525

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		4,315,000	4,649,412

Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22		388,000	382,708

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		2,465,000	2,354,075

Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	2,135,000	2,273,810

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		1,250,000	1,268,750
6.625% Sr. Unsec. Nts., 12/15/21		2,100,000	2,205,000
6.75% Sr. Unsec. Nts., 10/1/20		1,650,000	1,752,795

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		2,510,825	2,683,444

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		1,830,000	1,882,613

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,340,000	1,391,925

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		1,670,000	1,780,638

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[2,7]		250,000	—

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,250,000	1,193,750

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		2,135,000	2,380,525

Wyndham Worldwide Corp., 2.95% Sr. Unsec. Nts., 3/1/17		590,000	599,064

			42,379,361

Household Durables—0.7%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		555,000	533,699

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		1,080,000	1,123,200

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		1,965,000	2,038,687
7.625% Sr. Unsec. Nts., 5/15/23		2,805,000	2,945,250

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		610,000	602,375
4.75% Sr. Unsec. Nts., 5/30/25		1,954,000	1,905,150

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		3,270,000	3,547,950

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[1]		1,050,000	1,039,500

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		549,000	540,765

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		280,000	281,064

			14,557,640

Leisure Equipment & Products—0.0%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		647,000	643,902

Media—3.9%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		223,000	259,015

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		4,780,000	4,791,950

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		1,785,000	1,807,312

Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	3,815,000	4,311,102

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Media (Continued)

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		$ 3,132,000	$3,468,690

CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/23[1]		3,095,000	3,021,494
5.75% Sr. Unsec. Nts., 9/1/23		2,000,000	2,008,750

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		376,000	376,464

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		820,000	755,425

DIRECTV Holdings LLC/DIRECTV
Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42		95,000	89,396

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		7,655,000	7,369,169
6.75% Sr. Unsec. Nts., 6/1/21		835,000	872,575

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		1,260,000	1,253,700

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,212,188

Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		1,680,000	1,667,400

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		4,435,000	4,717,731

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		875,000	837,156

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		296,000	299,774

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23		628,000	624,860

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		2,245,000	2,303,931

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		1,280,000	1,302,400
6.875% Sr. Unsec. Nts., 11/15/20		2,305,000	2,451,944

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		4,690,000	4,634,306

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		591,000	602,947

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		700,000	707,875
5.625% Sr. Unsec. Nts., 8/1/24[1]		2,330,000	2,286,313
6.125% Sr. Unsec. Nts., 10/1/22		2,410,000	2,488,325

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		321,000	313,525

TEGNA, Inc., 6.375% Sr. Unsec. Nts., 10/15/23		750,000	783,750

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		628,000	628,030

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		213,000	175,156

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[1]		965,000	974,650

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		1,180,000	1,246,375

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	3,890,000	4,727,136

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		3,051,000	3,264,570

Viacom, Inc., 2.75% Sr. Unsec. Nts., 12/15/19		227,000	227,032

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	1,390,000	2,335,282

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		625,000	605,469
6.00% Sr. Sec. Nts., 4/15/21	GBP	3,609,000	5,925,820

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		515,000	527,540

			78,256,527

	Principal Amount		Value

Multiline Retail—0.5%

Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[1]		$ 6,470,000	$6,793,500

Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,11]		1,325,000	1,429,344

SACI Falabella, 4.375% Sr. Unsec. Nts., 1/27/25[1]		700,000	698,127

			8,920,971

Specialty Retail—1.3%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		4,035,000	3,621,412

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		601,000	626,302

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		1,255,000	1,255,000

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		2,540,000	2,622,550

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		197,000	210,449

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		3,895,000	4,301,560

Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		580,000	623,500

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		5,015,000	5,265,750

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		555,000	547,619

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		2,760,000	2,904,900

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		290,000	292,988

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		3,360,000	3,326,400

			25,598,430

Textiles, Apparel & Luxury Goods—0.7%

American Achievement Corp., 10.875% Sec. Nts., 4/15/16[1]		1,290,000	1,220,662

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25[1]		2,730,000	2,654,925
6.875% Sr. Unsec. Nts., 5/1/22		465,000	498,713

New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	1,525,000	2,333,257

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		2,325,000	2,313,375

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		3,060,000	3,006,450

William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21		825,000	849,750

			12,877,132

Consumer Staples—2.1%

Beverages—0.2%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		415,000	617,150

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		2,860,000	2,874,300

JB y Co. SA de CV, 3.75% Sr. Unsec. Nts., 5/13/25[1]		190,000	184,636

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]		387,000	403,456

			4,079,542

Food & Staples Retailing—0.5%

Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]		1,265,000	1,275,238

CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43		146,000	159,131

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Food & Staples Retailing (Continued)

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	$228,000	$231,446

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	2,055,000	2,098,771

Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	559,000	615,666
6.90% Sr. Unsec. Nts., 4/15/38	150,000	186,067

Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[1]	2,100,000	2,170,875
6.75% Sr. Unsec. Nts., 6/15/21	1,835,000	1,931,338

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	327,000	327,420

		8,995,952

Food Products—1.0%

ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17[2,11]	3,471,883	2,222,005

BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]	715,000	705,169

Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[1]	1,269,000	1,334,036

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	615,000	633,430
8.50% Sr. Unsec. Nts., 6/15/19	400,000	484,052

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	1,029,000	1,112,606

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	1,420,000	1,451,950

HJ Heinz Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1,6]	316,000	318,421
4.25% Sec. Nts., 10/15/20	1,615,000	1,649,319
4.875% Sec. Nts., 2/15/25[1]	2,095,000	2,286,169
5.20% Sr. Unsec. Nts., 7/15/45[1,6]	71,000	72,931

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	635,000	633,104

JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[1]	498,000	497,739

Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	147,000	146,522

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]	230,000	232,300

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	921,375

Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]	830,000	832,075
7.375% Sr. Unsec. Nts., 2/15/22	2,265,000	2,313,131

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	447,000	451,470

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	195,000	196,254

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]	912,000	934,800

		19,428,858

Household Products—0.1%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]	330,000	344,025
6.375% Sr. Unsec. Nts., 11/15/20	1,610,000	1,710,625

		2,054,650

Personal Products—0.1%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	2,080,000	2,048,800

Tobacco—0.2%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	341,000	561,638

Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	278,000	293,339
6.75% Sr. Unsec. Nts., 6/15/17	461,000	503,915

	Principal Amount	Value

Tobacco (Continued)

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	$2,620,000	$2,813,225

		4,172,117

Energy—7.2%

Energy Equipment & Services—0.8%

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[2]	2,095,000	2,053,100

Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	128,000	126,786

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	850,000	824,500

GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]	700,000	702,397

Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	146,000	149,817

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25[1]	247,000	255,093

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	1,395,000	1,290,375

Odebrecht Offshore Drilling Finance Ltd., 6.625% Sr. Sec. Nts., 10/1/22[1]	1,113,783	768,510

Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	4,077,000	3,638,722
6.45% Sr. Unsec. Nts., 5/30/44[1]	850,000	841,500

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	1,395,000	1,384,538

Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15	590,000	597,375

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	637,000	637,782

Sinopec Group Overseas Development 2015 Ltd.:
2.50% Sr. Unsec. Nts., 4/28/20[1]	1,820,000	1,801,108
3.25% Sr. Unsec. Nts., 4/28/25[1]	905,000	870,156

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	162,000	136,964

		16,078,723

Oil, Gas & Consumable Fuels—6.4%

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	294,000	331,411

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	1,325,000	1,344,875

Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]	705,000	664,462

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	1,385,000	1,329,600

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	350,000	343,388

Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	280,000	302,177

California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20	2,005,000	1,774,425
5.50% Sr. Unsec. Nts., 9/15/21	2,805,000	2,443,856
6.00% Sr. Unsec. Nts., 11/15/24	230,000	198,662

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	247,000	245,368
5.90% Sr. Unsec. Nts., 2/1/18	277,000	302,319

Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	1,650,000	1,662,375

Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	174,000	164,368

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	1,400,000	1,015,000

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	2,110,000	1,846,250
5.375% Sr. Unsec. Nts., 6/15/21	1,320,000	1,201,200

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	$337,000	$335,976

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	2,020,000	1,722,050

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	1,310,000	1,377,103

CNOOC Nexen Finance 2014 ULC, 4.25% Sr. Unsec. Nts., 4/30/24	840,000	858,231

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	336,000	331,613

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	2,665,000	2,678,325

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	1,440,000	1,229,933

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	1,010,000	936,775

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	495,000	514,800
6.125% Sr. Unsec. Nts., 3/1/22	860,000	882,790

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	610,000	614,575

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	2,250,000	1,895,625

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	283,000	270,101

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	1,224,350
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	2,236,687

Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[1]	1,165,000	1,028,112

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	508,000	501,637

EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23[1]	1,220,000	1,227,625
7.75% Sr. Unsec. Nts., 9/1/22	2,665,000	2,811,575

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	2,445,000	2,264,681

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	1,720,000	1,707,100

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	1,525,000	1,010,312

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	352,000	382,363

Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	2,155,000	2,354,842

KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[1]	1,125,000	944,342

Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	670,000	705,923

Kunlun Energy Co. Ltd.:
2.875% Sr. Unsec. Nts., 5/13/20[1]	475,000	469,528
3.75% Sr. Unsec. Nts., 5/13/25[1]	475,000	460,759

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	1,765,000	1,756,175

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[2]	1,530,000	1,587,375

Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	3,370,000	2,637,025

MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.50% Sr. Unsec. Nts., 7/15/23	2,190,000	2,157,150
4.875% Sr. Unsec. Nts., 6/1/25	647,000	634,060

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	3,750,000	3,651,562

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	$880,000	$842,600

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	4,660,000	3,926,050

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	1,245,000	1,230,994

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	2,025,000	2,055,375

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	171,000	163,878

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	915,000	797,331

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	2,010,000	2,010,000

Oil India Ltd., 5.375% Sr. Unsec. Nts., 4/17/24	1,680,000	1,795,115

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	328,000	324,606

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	2,144,000	2,199,813
5.45% Sr. Unsec. Nts., 10/14/21[1]	2,180,000	2,354,378

Pacific Rubiales Energy Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]	1,445,000	1,049,431

Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	2,410,000	1,168,850

Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	1,220,000	1,101,050

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23	425,000	371,535
5.375% Sr. Unsec. Nts., 1/27/21	420,000	405,216

Petroleos de Venezuela SA, 6% Sr. Unsec. Nts., 11/15/26[1]	2,190,000	782,925

Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 7/23/20[1]	3,365,000	3,410,360
4.50% Sr. Unsec. Nts., 1/23/26[1]	3,375,000	3,307,163
5.50% Sr. Unsec. Nts., 6/27/44[1]	515,000	476,375
5.625% Sr. Unsec. Nts., 1/23/46[1]	2,945,000	2,760,790

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	128,000	120,521

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	237,000	256,369

Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	477,000	460,622

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	1,160,000	1,142,600
5.00% Sr. Sub. Nts., 3/15/23	325,000	320,125

Reliance Holding USA, Inc., 5.40% Sr. Unsec. Nts., 2/14/22[1]	420,000	453,052

Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[1]	1,795,000	1,751,925

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,10]	85,000	85,531

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	1,565,000	1,561,088

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	1,525,000	1,627,938

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23	1,250,000	1,251,950
5.75% Sr. Sec. Nts., 5/15/24	575,000	575,719

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	825,000	742,500
7.75% Sr. Unsec. Nts., 6/15/21	1,695,000	1,695,000

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	$1,497,000	$666,165

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	1,990,000	2,049,700

Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	353,000	356,800

Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	128,000	113,422
4.75% Sr. Unsec. Nts., 3/15/24	486,000	515,991

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	1,420,000	1,363,200

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[1]	2,215,000	2,203,925
5.00% Sr. Unsec. Nts., 1/15/18[1]	1,655,000	1,700,513

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	1,154,000	1,191,505
6.25% Sr. Unsec. Nts., 10/15/22[1]	935,000	972,400

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]	195,000	181,543

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]	1,681,000	1,531,811

Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	408,000	409,560

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	2,195,000	2,170,855

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	293,000	295,468

Williams Partners LP/ACMP:
4.875% Sr. Unsec. Nts., 3/15/24	680,000	669,270
6.125% Sr. Unsec. Nts., 7/15/22	1,390,000	1,470,459

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	474,000	507,905

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	945,000	875,306
6.00% Sr. Unsec. Nts., 1/15/22	1,375,000	1,364,688

YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[1]	740,000	734,450

		126,494,527

Financials—12.4%

Capital Markets—1.4%

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[2]	875,000	911,094

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	494,000	494,521

Blackstone Holdings Finance Co. LLC, 4.45% Sr. Unsec. Nts., 7/15/45[1]	632,000	578,861

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]	1,880,000	1,974,000

Credit Suisse Group AG:
7.50% Jr. Sub. Perpetual Bonds[1,3,10]	1,775,000	1,853,555
7.50% Jr. Sub. Perpetual Bonds[3,10]	2,455,000	2,566,712

Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	800,000	795,930

Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	655,000	624,828

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[2]	3,145,000	3,152,863

Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	452,000	436,158
5.70% Jr. Sub. Perpetual Bonds, Series L3,10	612,000	614,968

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	3,970,000	3,840,975

	Principal Amount		Value

Capital Markets (Continued)

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		$ 530,000	$507,508

Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		470,000	447,489

Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45		375,000	349,920
5.00% Sub. Nts., 11/24/25		578,000	605,383
5.45% Jr. Sub. Perpetual Bonds, Series H3,10		628,000	624,075

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		626,000	630,688

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		2,160,000	2,302,128

Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	670,000	707,692
4.75% Sr. Sec. Nts., 5/15/23[1]		135,000	132,300

Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19		1,090,000	1,079,100

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,10]		824,000	844,682

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		2,030,000	1,890,438

			27,965,868

Commercial Banks—5.5%

Akbank TAS, 4% Sr. Unsec. Nts., 1/24/20[1]		925,000	903,299

Altice SA, 6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	1,270,000	1,353,165

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12		315,159	—

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		230,000	239,487

Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[1]		725,000	710,862

Banco Bilbao Vizcaya Argentaria SA, 7% Jr. Sub. Perpetual Bonds[3,10]	EUR	4,295,000	4,808,631

Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[1]		1,010,000	1,095,093

Banco de Credito del Peru/Panama, 5.375% Sr. Unsec. Nts., 9/16/20[1]		420,000	456,750

Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		2,060,000	2,185,541

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38		455,000	605,941

Bank of Baroda (London), 4.875% Sr. Unsec. Nts., 7/23/19[1]		420,000	448,042

Barclays plc:
3.65% Sr. Unsec. Nts., 3/16/25		530,000	502,412
7.00% Jr. Sub. Perpetual Bonds[3,10]	GBP	4,636,000	7,125,495

BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[3,10]	GBP	4,275,000	6,769,151

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[2]		1,416,276	1,402,113

CIT Group, Inc.:
3.875% Sr. Unsec. Nts., 2/19/19		647,000	643,765
4.25% Sr. Unsec. Nts., 8/15/17		575,000	585,062
5.00% Sr. Unsec. Nts., 8/15/22		3,205,000	3,180,962

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43		296,000	358,575
5.95% Jr. Sub. Perpetual Bonds, Series D3,10		636,000	627,255

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,10]		640,000	623,600

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Commercial Banks (Continued)

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		$ 2,885,000	$3,375,710

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sr. Sec. Nts., 5/15/20[1]		2,095,000	2,026,912

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		1,330,000	1,373,890

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		1,645,000	1,672,562

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		950,000	957,715

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[2,3,10]		1,065,000	1,112,925
8.375% Jr. Sub. Perpetual Bonds[2,3,10]		2,835,000	3,302,775
8.375% Jr. Sub. Perpetual Bonds[3,10]		2,730,000	3,180,450

Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[3,10]	GBP	2,965,000	4,777,671

Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	42,000,000	684,545
9.70% Sr. Unsec. Nts., 11/21/18	INR	50,000,000	820,218

Export-Import Bank of Korea, 2.875% Sr. Unsec. Nts., 1/21/25		1,685,000	1,627,395

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		2,190,000	2,116,088

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[3,10]	GBP	1,410,000	2,365,731

HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[3,10]		3,380,000	3,392,675

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		925,000	955,442

ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		1,350,000	1,403,933

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		3,345,000	3,251,223

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S3,10		520,000	556,234

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[3]		420,000	433,584

Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,3,10]		566,000	631,090

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	20,000,000	312,828

NN Group NV, 4.625% Sub. Nts., 4/8/44[3]	EUR	2,835,000	3,267,355

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,10]	GBP	150,000	251,201

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,10		3,805,000	4,084,668

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[3,10]	GBP	565,000	889,976

Skandinaviska Enskilda Banken AB, 5.75% Jr. Sub. Perpetual Bonds[3,10]		3,390,000	3,340,425

Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,3,10]		4,650,000	4,783,687
5.922% Jr. Sub. Perpetual Bonds[3,10]		905,000	931,019

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	1,645,000	1,728,477

Standard Chartered plc, 6.50% Jr. Sub. Perpetual Bonds[1,3,10]		2,310,000	2,332,238

SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[3,10]		601,000	606,259

TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1]		2,175,000	2,182,613

Turkiye Garanti Bankasi AS, 5.25% Sr. Unsec. Nts., 9/13/22[1]		840,000	853,608

Turkiye Halk Bankasi AS:
3.875% Sr. Unsec. Nts., 2/5/20[1]		845,000	816,329

	Principal Amount		Value

Commercial Banks (Continued)

Turkiye Halk Bankasi AS: (Continued)
4.75% Sr. Unsec. Nts., 6/4/19[1]		$ 860,000	$868,376

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		705,000	693,339

Turkiye Vakiflar Bankasi TAO:
5.00% Sr. Unsec. Nts., 10/31/18[1]		845,000	868,322
6.875% Sub. Nts., 2/3/25[1,3]		1,265,000	1,249,137

Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[3,10]		225,000	230,636
5.90% Jr. Sub. Perpetual Bonds, Series S3,10		485,000	487,425

Woori Bank:
4.75% Sub. Nts., 4/30/24[1]		1,862,000	1,928,321
5.00% Jr. Sub. Nts., 6/10/45[1,3]		635,000	628,074

Yapi ve Kredi Bankasi AS, 5.125% Sr. Unsec. Nts., 10/22/19[1]		840,000	856,824

			108,835,106

Consumer Finance—1.0%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		2,090,000	2,074,325

Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		2,195,000	2,170,306
5.125% Sr. Unsec. Nts., 9/30/24		2,135,000	2,148,344
8.00% Sr. Unsec. Nts., 11/1/31		497,000	597,021

Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25		514,000	485,637
5.55% Jr. Sub. Perpetual Bonds[3,10]		632,000	628,050

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,063,287

Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		980,000	936,187

Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		735,000	692,738
6.125% Sr. Unsec. Nts., 3/25/24		2,640,000	2,534,400
7.25% Sr. Unsec. Nts., 1/25/22		2,230,000	2,358,225

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		1,735,000	1,648,250

Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20		499,000	493,033

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		2,285,000	1,885,125

			19,714,928

Diversified Financial Services—1.5%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[3,10]	EUR	6,285,000	7,090,213

Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[1,10]	EUR	3,020,000	3,481,256

Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		2,085,000	1,965,112
5.75% Sub. Nts., 9/28/22[1]		380,000	351,500

Capsugel SA, 7% Sr. Unsec. Nts.,
5/15/19[1,11]		1,500,000	1,529,235

Corp. Financiera de Desarrollo SA,
5.25% Sub. Nts., 7/15/29[1,3]		415,000	419,150

Export Credit Bank of Turkey, 5.875%
Sr. Unsec. Nts., 4/24/19[1]		3,270,000	3,462,675

FTE Verwaltungs GmbH, 9% Sr. Sec.
Nts., 7/15/20[1]	EUR	1,545,000	1,845,167

Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		1,405,000	1,430,290

InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[1]		310,000	320,463

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[1]		390,000	392,301

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		1,015,000	1,002,313

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Diversified Financial Services (Continued)

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		$ 1,470,000	$1,433,250

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[2,15]	MXN	5,808,600	37,587

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,335,000	1,450,211

Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[1]		725,000	547,520

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		331,000	328,400

Power Finance Corp., 8.29% Sr. Unsec. Nts., 6/13/18	INR	40,000,000	628,438

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	60,000,000	958,907

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]		595,000	609,875

			29,283,863

Insurance—1.3%

Assicurazioni Generali SpA, 7.75% Sr. Sub. Nts., 12/12/42[3]	EUR	1,650,000	2,196,145

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[3,10]	GBP	750,000	1,233,235
6.125% Jr. Sub. Perpetual Bonds[3,10]	GBP	2,760,000	4,575,686

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		480,000	487,172

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		2,195,000	2,233,412

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		467,000	482,598

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		2,695,000	2,755,637

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]		550,000	565,854
4.85% Sr. Unsec. Nts., 8/1/44[1]		359,000	346,945

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]		601,000	545,407

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,10]		446,000	443,213

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		2,510,000	2,488,038

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]		505,000	497,425

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,10]		1,790,000	1,846,385

Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Nts.[3,10]	GBP	2,745,000	4,652,736

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		573,000	577,373

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,10]		360,000	308,927

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,3]		600,000	625,500

			26,861,688

Real Estate Investment Trusts (REITs)—0.8%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		275,000	271,245
5.90% Sr. Unsec. Nts., 11/1/21		279,000	314,370

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,15]	MXN	4,830,531	—

Communications Sales & Leasing, Inc., 8.25% Sr. Unsec. Nts., 10/15/23[1]		2,320,000	2,288,100

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		635,000	625,475

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		1,645,000	1,682,012

	Principal Amount		Value

Real Estate Investment Trusts (REITs) (Continued)

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		$ 1,535,000	$1,561,862

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17		540,000	601,271

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		185,000	197,786

Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		130,000	130,983

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18		542,000	619,056

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23		357,000	350,369

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		2,145,000	2,118,188

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,040,000	2,119,050

Prologis LP, 4% Sr. Unsec. Nts., 1/15/18		325,000	341,192

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17		71,000	76,762

TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		1,245,000	1,301,025

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		434,000	435,370

			15,034,116

Real Estate Management & Development—0.5%

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		2,025,000	2,025,851

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		1,415,000	1,461,641

Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		860,000	979,463

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		1,330,000	1,415,120
9.00% Sr. Sec. Nts., 1/15/20[2]		865,000	936,363

Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		1,605,000	1,631,081

Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		810,000	852,379

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,197,127

			10,499,025

Thrifts & Mortgage Finance—0.4%

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	60,000,000	943,244
8.95% Sec. Nts., 10/19/20	INR	31,000,000	491,756

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		500,000	490,000

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		2,135,000	2,049,600

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		4,115,000	4,104,712

			8,079,312

Health Care—4.0%

Biotechnology—0.0%

Baxalta, Inc., 5.25% Sr. Unsec. Nts., 6/23/45[1]		184,000	184,770

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		725,000	670,625

			855,395

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Equipment & Supplies—0.3%

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	$264,000	$265,144

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,400,000	1,445,500

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1,6]	2,405,000	2,462,119

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	1,840,000	1,968,837

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	193,000	187,174

		6,328,774

Health Care Providers & Services—2.6%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23[1]	930,000	946,275
6.125% Sr. Unsec. Nts., 3/15/21	440,000	455,400

Amsurg Corp.:
5.625% Sr. Unsec. Nts., 11/30/20	375,000	383,437
5.625% Sr. Unsec. Nts., 7/15/22	945,000	956,813

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	297,000	292,204

Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	2,790,000	2,887,650

CHS/Community Health Systems, Inc.:
5.125% Sr. Sec. Nts., 8/1/21	600,000	612,750
6.875% Sr. Unsec. Nts., 2/1/22	4,290,000	4,542,037
7.125% Sr. Unsec. Nts., 7/15/20	970,000	1,030,140

DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	1,160,000	1,119,400
5.125% Sr. Unsec. Nts., 7/15/24	3,455,000	3,403,175
5.75% Sr. Unsec. Nts., 8/15/22	895,000	952,056

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	3,195,000	3,226,950

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	3,945,000	3,037,650

Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	1,290,000	1,283,550
5.875% Sr. Unsec. Nts., 1/31/22[1]	405,000	433,350

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	708,750
5.875% Sr. Unsec. Nts., 5/1/23	3,480,000	3,706,200
7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,099,250

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,970,000	2,024,175

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,395,000	1,398,487

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	907,000	866,157

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	2,025,000	2,095,875

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	259,000	258,036

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	261,000	297,142

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	905,000	863,144

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,879,725

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	1,750,000	1,776,250

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23[1]	4,825,000	4,930,547
8.125% Sr. Unsec. Nts., 4/1/22	1,445,000	1,585,888

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]	1,000,000	1,031,875

		52,084,338

	Principal Amount		Value

Life Sciences Tools & Services—0.1%

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		$ 1,627,000	$1,639,203

Pharmaceuticals—1.0%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25		313,000	309,523
4.70% Sr. Unsec. Nts., 5/14/45		125,000	123,768

Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		645,000	648,329
3.80% Sr. Unsec. Nts., 3/15/25		547,000	537,593
4.75% Sr. Unsec. Nts., 3/15/45		271,000	257,869

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	1,445,000	1,677,603

Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		1,625,000	1,629,062

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		2,500,000	2,475,000

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1,6]		1,205,000	1,235,125
6.00% Sr. Unsec. Nts., 2/1/25[1]		210,000	214,462

Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20		99,000	110,690
6.05% Sr. Unsec. Nts., 3/30/17		259,000	278,752

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		1,160,000	1,184,708
5.50% Sr. Unsec. Nts., 4/15/25[1]		1,160,000	1,129,550
5.75% Sr. Unsec. Nts., 8/1/22[1]		1,660,000	1,699,425

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]		935,000	967,725
5.50% Sr. Unsec. Nts., 3/1/23[1]		2,330,000	2,359,125
5.875% Sr. Unsec. Nts., 5/15/23[1]		555,000	569,569
7.25% Sr. Unsec. Nts., 7/15/22[1]		1,595,000	1,700,669

			19,108,547

Industrials—8.5%

Aerospace & Defense—1.5%

Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21		3,980,000	4,258,600

BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1]		368,000	369,687

BOC Aviation Pte Ltd., 3% Sr. Unsec. Nts., 3/30/20[1]		1,280,000	1,259,881

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		4,450,000	4,194,125

Embraer Netherlands Finance BV, 5.05% Sr. Unsec. Nts., 6/15/25		1,025,000	1,027,562

Erickson, Inc., 8.25% Sec. Nts., 5/1/20		3,057,000	2,430,315

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21		1,940,000	2,066,100

KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]		3,070,000	3,115,712

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19		2,485,000	2,276,881

L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17		173,000	171,867

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19		2,170,000	2,164,575

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43		160,000	161,682

Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[2]		2,365,000	1,620,025

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22		2,165,000	2,246,188

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22		780,000	774,150

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22		2,555,000	2,535,838

			30,673,188

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Air Freight & Couriers—0.7%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	$7,950,000	$7,711,500

Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]	190,000	183,924

Pelabuhan Indonesia II PT, 4.25% Sr. Unsec. Nts., 5/5/25[1]	910,000	857,584

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,726,400

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	1,870,000	2,007,912

		13,487,320

Airlines—0.4%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	3,945,000	4,191,563

Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[1]	1,160,000	1,096,200

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	1,157,142	1,170,449

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	1,082,554	1,255,763

		7,713,975

Building Products—0.6%

Building Materials Corp. of America:
5.375% Sr. Unsec. Nts., 11/15/24[1]	1,860,000	1,835,541
6.75% Sr. Unsec. Nts., 5/1/21[1]	2,455,000	2,568,544

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	3,840,000	4,118,400

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	530,000	537,393

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	2,000,000	2,000,000

		11,059,878

Commercial Services & Supplies—1.6%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	4,135,000	4,352,087

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,020,000	2,023,400

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]	2,925,000	2,764,125
8.50% Sec. Nts., 9/15/22[1]	2,550,000	2,142,000

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]	4,319,000	4,575,462

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	3,090,000	2,997,300

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	739,000	745,655

Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22	2,745,000	2,683,238

R.R. Donnelley & Sons Co.:
7.625% Sr. Unsec. Nts., 6/15/20	565,000	637,037
7.875% Sr. Unsec. Nts., 3/15/21	2,225,000	2,519,813

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	7,270,000	6,824,713

		32,264,830

Electrical Equipment—0.4%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	2,090,000	2,077,585

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	2,615,000	2,464,638

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	329,000	326,121
5.625% Sr. Unsec. Nts., 11/1/24[1]	2,775,000	2,868,656

		7,737,000

	Principal Amount		Value

Industrial Conglomerates—0.3%

Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]		$ 835,000	$860,050

CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21		420,000	480,690
6.80% Sr. Unsec. Nts., 1/17/23		420,000	486,612
7.875% Sub. Perpetual Bonds[3,10]		420,000	437,850

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,10		1,316,000	1,441,020

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]		1,880,000	1,847,251

Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24		155,000	155,735

			5,709,208

Machinery—1.1%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		1,645,000	1,682,012

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[2]		3,010,000	3,021,287

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		2,870,000	2,841,300

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22		1,890,000	1,932,525

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23		495,000	513,391

Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16		108,000	114,555

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	1,650,000	1,948,949

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		3,585,000	3,558,113

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		2,410,000	2,301,550

SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	270,000	319,546

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		2,640,000	2,666,400

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,580,000	1,638,263

			22,537,891

Marine—0.1%

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		1,330,000	1,157,100

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,866,725

Road & Rail—0.5%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		2,100,000	1,979,250

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23		489,000	477,940

CAR, Inc., 6.125% Sr. Unsec. Nts., 2/4/20[1]		1,265,000	1,296,625

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		187,000	171,899

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		955,000	1,005,825

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[2]		2,265,000	2,364,094

Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50% Sr. Unsec. Nts., 3/15/16[1]		624,000	628,436

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Road & Rail (Continued)

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]	$2,110,000	$2,036,994

		9,961,063

Trading Companies & Distributors—1.0%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	615,000	622,687

American Builders & Contractors Supply Co., Inc., 5.625% Sr. Unsec. Nts., 4/15/21[1]	2,000,000	2,045,000

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	1,845,000	1,872,675
6.75% Sr. Unsec. Nts., 12/15/20	3,035,000	3,133,637

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	4,230,000	4,304,025
7.50% Sr. Unsec. Nts., 7/15/20	1,165,000	1,237,813

International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22	558,000	604,733

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]	3,780,000	2,953,125

United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	2,100,000	2,067,135

		18,840,830

Transportation Infrastructure—0.2%

DP World Ltd.:
3.25% Sr. Unsec. Nts., 5/18/20[1]	760,000	756,200
6.85% Sr. Unsec. Nts., 7/2/37[1]	1,695,000	1,859,415

Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]	720,000	765,834

Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[1]	900,000	866,337

		4,247,786

Information Technology—4.0%

Communications Equipment—1.0%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]	4,460,000	4,733,175

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	4,585,000	4,504,762

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]	1,950,000	1,989,000

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	975,000	973,781

Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22[1]	2,105,000	2,152,363

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	452,000	426,484

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	740,950

Project Homestake Merger Corp., 8.875% Sr. Unsec. Nts., 3/1/23[1]	1,630,000	1,585,175

QUALCOMM, Inc., 3.45% Sr. Unsec. Nts., 5/20/25	602,000	586,449

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	1,511,000	1,601,660

		19,293,799

Electronic Equipment, Instruments, & Components—0.4%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	2,135,000	2,276,444

Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22	650,000	640,191

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	2,090,000	2,084,775

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	700,000	689,500

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]	495,000	491,684

	Principal Amount		Value

Electronic Equipment, Instruments, & Components (Continued)

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1]		$ 1,955,000	$2,121,175

			8,303,769

Internet Software & Services—0.8%

Alibaba Group Holding Ltd.:
2.50% Sr. Unsec. Nts., 11/28/19[1]		1,390,000	1,375,133
3.125% Sr. Unsec. Nts., 11/28/21[1]		2,650,000	2,619,623
4.50% Sr. Unsec. Nts., 11/28/34[1]		590,000	567,002

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	2,290,000	2,674,662

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		3,160,000	3,302,200

Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20		1,220,000	1,238,300
5.375% Sr. Unsec. Nts., 1/1/22		2,200,000	2,216,500

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		1,255,000	1,234,606

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[1]		655,000	655,000

			15,883,026

IT Services—0.5%

Ceridian HCM Holding, Inc., 11% Sr. Unsec. Nts., 3/15/21[1]		235,000	249,394

Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23		298,000	289,369

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		3,830,000	4,050,225
10.625% Sr. Unsec. Nts., 6/15/21		3,996,000	4,435,560

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		1,940,000	1,872,100

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		222,000	227,447
6.75% Sr. Unsec. Nts., 2/1/17		111,000	119,599

			11,243,694

Semiconductors & Semiconductor Equipment—0.5%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]		4,455,000	4,733,437

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]		2,635,000	2,532,894
5.50% Sr. Unsec. Nts., 2/1/25[1]		1,330,000	1,249,535
5.875% Sr. Unsec. Nts., 2/15/22		1,385,000	1,409,238

			9,925,104

Software—0.6%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[1]		795,000	834,750

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25		185,000	185,578

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[2]		1,725,000	1,630,125

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		1,825,000	1,485,094

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		3,975,000	4,009,781

Italics Merger Sub, Inc., 7.125% Sr. Unsec. Nts., 7/15/23[1]		2,195,000	2,173,050

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		592,000	587,560

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24		437,000	437,986

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		780,000	778,050

			12,121,974

Technology Hardware, Storage & Peripherals—0.2%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		342,000	337,109

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Technology Hardware, Storage & Peripherals (Continued)

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		$3,030,000	$3,192,862

			3,529,971

Materials—5.3%

Chemicals—1.5%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		1,075,000	1,118,000

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		258,000	245,429
4.125% Sr. Unsec. Nts., 3/15/35		129,000	115,372

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]		925,000	854,237
6.45% Sr. Unsec. Nts., 2/3/24		680,000	644,300

Chemours Co.:
6.625% Sr. Unsec. Nts., 5/15/23[1]		1,160,000	1,126,650
7.00% Sr. Unsec. Nts., 5/15/25[1]		2,790,000	2,713,275

Eastman Chemical Co., 3% Sr. Unsec. Nts., 12/15/15		265,000	267,403

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		2,760,000	2,546,100

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]		2,245,000	2,216,937

INEOS Group Holdings SA:
5.875% Sec. Nts., 2/15/19[1]		780,000	786,825
6.125% Sr. Unsec. Nts., 8/15/18[1]		1,465,000	1,501,625

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43		175,000	178,314

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24		350,000	347,167

Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[1]		1,635,000	1,696,312
5.875% Sr. Unsec. Nts., 9/17/44[1]		1,040,000	967,200

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		1,840,000	1,660,600

NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[1]		1,740,000	1,750,875

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,000,000	1,124,605
4.625% Sr. Unsec. Nts., 7/15/24		955,000	972,649

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		1,955,000	2,028,313

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20		605,000	630,713

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		2,325,000	2,354,063

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		2,015,000	1,878,988

			29,725,952

Construction Materials—0.4%

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[1]	EUR	455,000	489,820
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	250,000	280,691
5.70% Sr. Sec. Nts., 1/11/25[1]		545,000	521,129

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		175,000	173,092

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]		430,000	437,525

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	741,745
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	792,392
8.00% Sr. Unsec. Nts., 1/31/17	EUR	655,000	806,921

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		582,000	602,370

Lafarge SA:
4.75% Sr. Unsec. Nts., 9/30/20	EUR	930,000	1,199,922
5.375% Sr. Unsec. Nts., 6/26/17	EUR	495,000	600,099

Pontis III Ltd. Sr. Sec. Nts., 6/8/25[1]		850,000	850,000

	Principal Amount		Value

Construction Materials (Continued)

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		$ 510,000	$517,012

			8,012,718

Containers & Packaging—1.4%

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		541,765	555,309

Ball Corp.:
4.00% Sr. Unsec. Nts., 11/15/23		625,000	582,812
5.00% Sr. Unsec. Nts., 3/15/22		1,225,000	1,234,187

Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23		2,200,000	2,150,500
5.50% Sec. Nts., 5/15/22		3,285,000	3,305,531

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		2,380,000	2,380,000

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		2,120,000	2,012,686

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		1,310,000	1,279,870

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,245,000	1,234,106

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		660,000	680,935

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		4,420,000	4,541,550

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20		120,000	123,606

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		1,150,000	1,137,063
5.125% Sr. Unsec. Nts., 12/1/24[1]		1,150,000	1,138,500
6.50% Sr. Unsec. Nts., 12/1/20[1]		2,260,000	2,502,950

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		2,095,000	2,204,988
			27,064,593

Metals & Mining—1.7%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	250,000	179,980
5.95% Sr. Unsec. Nts., 7/31/24		380,000	381,604

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,765,000	2,847,950
7.875% Sr. Unsec. Nts., 11/1/20		2,870,000	2,991,975

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	2,000,000	2,192,359
5.25% Sr. Unsec. Nts., 2/25/17		2,120,000	2,207,450
6.125% Sr. Unsec. Nts., 6/1/25		730,000	729,544

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		2,420,000	2,165,900

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		2,050,000	1,962,875

FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[1]		1,180,000	1,000,050

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23		210,000	190,845

Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	1,835,000	2,143,295
5.875% Sr. Sec. Nts., 5/31/20	EUR	105,000	122,658

Glencore Finance Canada Ltd.:
3.60% Sr. Unsec. Nts., 1/15/17[1]		509,000	522,583
4.95% Sr. Unsec. Nts., 11/15/21[1]		1,615,000	1,696,490

Glencore Funding LLC:
4.125% Sr. Unsec. Nts., 5/30/23[1]		2,805,000	2,714,696
4.625% Sr. Unsec. Nts., 4/29/24[1]		238,000	236,454

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		173,000	164,739

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Metals & Mining (Continued)

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]	$1,575,000	$1,447,031

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]	330,000	303,560

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	1,285,000	1,362,100

Southern Copper Corp., 3.875% Sr. Unsec. Nts., 4/23/25	635,000	613,181

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	1,095,000	903,375

Vedanta Resources plc, 8.25% Sr. Unsec. Nts., 6/7/21[1]	2,385,000	2,438,829

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]	1,585,000	1,682,081

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	305,000	293,914

		33,495,518

Paper & Forest Products—0.3%

Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24	1,095,000	1,100,475

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	253,000	234,663

Inversiones CMPC SA:
4.75% Sr. Unsec. Nts., 9/15/24[1]	985,000	998,096
6.125% Sr. Unsec. Nts., 11/5/19[1]	255,000	285,017

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]	1,890,000	1,887,637

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]	1,730,000	1,803,525

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]	450,000	465,750

		6,775,163

Telecommunication Services—3.6%

Diversified Telecommunication Services—2.6%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	925,000	792,334

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	372,000	552,428

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	2,523,000	2,554,537

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	6,865,000	6,844,405

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[1]	605,000	601,219
8.50% Sub. Perpetual Bonds[1,3,10]	365,000	379,308

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]	785,000	846,819

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	599,000	619,727

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]	2,885,000	2,835,378

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	3,600,000	3,757,500

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	2,190,000	1,954,575
7.625% Sr. Unsec. Nts., 4/15/24	585,000	519,187

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	3,400,000	2,851,750

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30	2,870,000	3,910,699

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22	130,000	131,788
5.625% Sr. Unsec. Nts., 2/1/23[1]	1,930,000	1,956,537

	Principal Amount		Value

Diversified Telecommunication Services (Continued)

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16		$ 165,000	$168,020

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		6,117,000	6,912,210

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36		228,000	280,068

T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21		2,670,000	2,743,425
6.625% Sr. Unsec. Nts., 11/15/20		2,020,000	2,105,850

Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[1]		1,010,000	1,010,460

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		250,000	243,281
4.50% Sr. Unsec. Nts., 9/15/20		1,268,000	1,368,177
4.522% Sr. Unsec. Nts., 9/15/48[1]		350,000	309,540
5.012% Sr. Unsec. Nts., 8/21/54		146,000	134,001

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	953,453
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	2,005,600

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[1]		2,095,000	2,074,469

			51,416,745

Wireless Telecommunication Services—1.0%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42		227,000	211,373

Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[1]		1,700,000	1,678,240

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		915,000	862,387

Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		890,000	875,982

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		740,000	718,203

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		950,000	851,675

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		4,070,000	3,978,425

Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[3,10]	GBP	3,945,000	6,532,561

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[3,10]	EUR	2,100,000	2,488,275

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	2,225,000	2,482,325

			20,679,446

Utilities—4.2%

Electric Utilities—2.2%

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		157,000	159,592

E.CL SA, 4.50% Sr. Unsec. Nts., 1/29/25[1]		705,000	708,115

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		4,766,000	5,003,204
6.00% Sr. Unsec. Nts., 2/2/18[1]		545,000	585,254

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,10]		2,197,000	2,207,985
5.625% Jr. Sub. Perpetual Bonds[1,3,10]		1,075,000	1,097,306
6.00% Jr. Sub. Perpetual Bonds[3,10]	GBP	955,000	1,526,002

Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[1]		1,770,000	2,066,475

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[3]	EUR	3,145,000	3,469,637

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		574,000	628,665

Enel SpA, 5% Sub. Nts., 1/15/75[3]	EUR	3,705,000	4,334,067

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Electric Utilities (Continued)

Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[1]		$ 1,345,000	$1,370,192
7.125% Sr. Unsec. Nts., 2/11/25[1]		845,000	856,644

Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25		616,000	619,936

Iberdrola International BV, 5.75% Jr. Sub. Perpetual Bonds[3,10]	EUR	3,560,000	4,274,389

Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[1]		1,060,000	1,212,110
7.25% Sr. Sec. Nts., 1/15/19[1]		3,080,000	3,488,100

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		348,000	371,943

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[7,12]		1,315,000	1

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,521,845

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		629,000	630,037

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		3,670,000	3,899,375

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	30,000,000	473,567

PPL Capital Funding, Inc., 4.20% Sr. Sec. Nts., 6/15/22		1,076,000	1,132,620

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		523,000	608,701

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		389,000	386,602

			43,632,364

Gas Utilities—0.3%

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		1,620,000	1,717,200

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,285,000	1,288,212

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		840,000	827,400

Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		1,545,000	1,557,700

			5,390,512

Independent Power and Renewable Electricity Producers—1.2%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,152,112

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		1,390,000	1,457,832

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		2,365,000	2,335,437
7.875% Sr. Sec. Nts., 1/15/23[1]		773,000	838,705

Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[1]		980,000	979,848

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		1,690,000	1,732,250

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		420,000	412,650
7.375% Sr. Unsec. Nts., 11/1/22[1]		1,580,000	1,662,950

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,7]		1,487,674	1,697,808

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		3,230,000	3,311,073

Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		420,000	423,250

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[2]	GBP	1,745,000	2,865,214

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		1,573,485	1,728,855

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 5/1/24		2,220,000	2,214,450
6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,505,925

	Principal Amount		Value

Independent Power and Renewable Electricity Producers (Continued)

NRG Yield Operating LLC, 5.375% Sr.
Unsec. Nts., 8/15/24[1]		$ 603,000	$610,538

			24,928,897

Multi-Utilities—0.5%

Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45		81,000	79,158

CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24		740,000	752,737

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44		248,000	233,448

Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[1]		635,000	617,311

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		3,185,000	2,850,575

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[3]	EUR	3,830,000	4,511,508

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44		81,000	82,611

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[1]		312,000	305,520

			9,432,868

Total Corporate Bonds and Notes (Cost $1,276,572,287)			1,244,161,178
	Shares

Common Stocks—0.2%

Arco Capital Corp. Ltd.[2,12,13]		690,638	—

Entegra Etc., Series A13		5,233	1,478,323

JP Morgan International, GDR[13]		446,838	—

Kaiser Aluminum Corp.		205	17,031

Nortek, Inc.[13]		24,095	2,003,017

Premier Holdings Ltd.[13]		18,514	—

Revel Entertainment, Inc.[13]		16,153	—

Wallace Theater Holdings, Inc.[2,13]		1,525	15

Total Common Stocks (Cost $4,777,077)			3,498,386
	Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price
$48.72, Exp. 3/19/17[13] (Cost $6,331,150)		22,685	—
	Principal Amount

Structured Securities—0.7%

Credit Suisse First Boston
International, Moitk Total Return
Linked Nts., 21%, 3/30/11[7]	RUB	53,910,000	—

Credit Suisse First Boston, Inc.
(Nassau Branch), Russian Specialized
Construction & Installation
Administration Total Return Linked
Nts., 13%, 5/24/10[7]	RUB	97,250,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sec. Nts., 4/30/25[1,14]		1,356,539	828,922
3.138% Sr. Sec. Nts., 4/30/25[1,14]		1,333,866	815,067
3.191% Sec. Nts., 4/30/25[1,14]		1,660,771	1,014,825
3.242% Sr. Sec. Nts., 4/30/25[1,14]		1,895,518	1,158,268
3.269% Sec. Nts., 4/30/25[1,14]		1,514,297	925,321
3.346% Sr. Sec. Nts., 4/30/25[1,14]		1,423,375	869,762
3.905% Sr. Sec. Nts., 4/30/25[1,14]		1,728,439	1,056,174
4.005% Sec. Nts., 4/30/25[1,14]		1,492,231	911,837
39.866% Sr. Sec. Nts., 12/31/17[2,15]	BRL	7,710,000	5,262,172

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 6.697%, 10/22/15[2,3]	MXN	108,415	6,276
Cl. 2B, 6.697%, 10/22/15[2,3]	MXN	189,675	10,979
Cl. 2C, 6.697%, 10/22/15[2,3]	MXN	2,859,845	165,541
Cl. 2D, 6.697%, 10/22/15[2,3]	MXN	208,422	12,064
Cl. 2E, 6.697%, 10/22/15[2,3]	MXN	151,422	8,765

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Structured Securities (Continued)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.: (Continued)
Cl. 2F, 6.697%, 10/22/15[2,3]	MXN	96,706	$5,598
Cl. 2G, 6.697%, 10/22/15[2,3]	MXN	17,809	1,031

LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[7,14]		2,994	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	38,321,264	306,399

Total Structured Securities (Cost $19,803,175)			13,359,001

	Shares	Value

Investment Companies—8.9%

Oppenheimer Master Event-Linked Bond Fund, LLC[16]	3,158,849	$46,382,036

Oppenheimer Master Loan Fund, LLC[16]	7,455,394	109,917,667

Oppenheimer Ultra-Short Duration Fund, Cl. Y16	2,071,918	20,739,901

Total Investment Companies (Cost $181,616,763)		177,039,604

	Counterparty		Exercise Price		Expiration Date	Contracts

Over-the-Counter Options Purchased—0.1%

EUR Currency Put[13,17]	CITNA-B	USD	1.000		9/16/15	EUR	2,500,000	120,574

EUR Currency Put[13]	BAC	USD	1.084		9/10/15	EUR	25,000,000	321,700

INR Currency Call[13]	BOA	INR	62.500		8/27/15	INR	1,564,000,000	26,588

INR/BRL/PLN Basket Call[13]	GSG	USD	1.000		8/31/15	USD	37,568,808	564,622

MXN Currency Call[13]	CITNA-B	MXN	14.755		3/16/16	MXN	245,940,000	123,708

MXN Currency Call[13]	JPM	MXN	15.060		4/11/16	MXN	187,800,000	154,935

MXN Currency Call[13]	JPM	MXN	14.723		3/16/16	MXN	122,700,000	58,896

SX5E Index Call[13]	BOA	EUR	3,686.870		10/30/15	EUR	7,120	602,988

SX5E Index Call[13]	GSG	EUR	3,632.250		9/9/15	EUR	5,420	445,439

Total Over-the-Counter Options Purchased (Cost $3,546,982)								2,419,450

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Credit Default Swaption Purchased—0.0%

Credit Default Swap maturing 6/20/20 Put[13] (Cost $87,252)	JPM	Sell	iTraxx Europe Crossover Series 23 Version 1	2.750%	8/19/15	EUR	13,200	52,857

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.0%

Interest Rate Swap maturing 4/24/18 Call[13]	DEU	Receive	If the “FRO2” is less than 0.40% at Fixing Date then the Floating Rate will be calculated as MAX[0;(FRO 1-Strike Swap Rate)]	80.000%	4/24/18	EUR	52,600	164,032

Interest Rate Swap maturing 5/30/33 Call[13]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	76,244

Interest Rate Swap maturing 7/21/25 Call[13]	GSG	Receive	Six-Month EUR EURIBOR	2.750	7/17/15	EUR	43,410	—

Interest Rate Swap maturing 7/21/25 Call[13]	UBS	Receive	Six-Month EUR EURIBOR	1.821	7/17/15	EUR	19,040	788

Interest Rate Swap maturing 9/8/35 Call[13]	GSG	Receive	Three-Month USD BBA LIBOR	3.220	9/3/15	USD	23,468	342,214

Interest Rate Swap maturing 1/2/17 Call[13]	BOA	Pay	BZDI	12.545	1/4/16	BRL	31,000	9,734

Interest Rate Swap maturing 1/2/19 Call[13]	BOA	Pay	BZDI	11.420	1/4/16	BRL	31,000	25,380

Interest Rate Swap maturing 1/4/21 Call[13]	BOA	Pay	BZDI	11.380	1/4/16	BRL	28,160	55,242

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $1,481,806)								673,634

Total Investments, at Value (Cost $2,088,504,050)							102.4%	2,032,555,137

Net Other Assets (Liabilities)							(2.4)	(48,137,971)

Net Assets							100.0%	$1,984,417,166

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $750,514,053 or 37.82% of the Fund’s net assets as of June 30, 2015.

2. Restricted security. The aggregate value of restricted securities as of June 30, 2015 was $39,519,509, which represents 1.99% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18	9/17/13	$875,000	$911,094	$36,094
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 12/30/14	3,007,877	3,021,287	13,410
Arco Capital Corp. Ltd.	6/28/13	—	—	—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	8/19/10 - 5/15/15	3,376,061	2,222,005	(1,154,056)
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.617%, 3/26/36	3/6/15	159,927	159,887	(40)
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	12/2/13 - 10/16/14	1,757,130	1,630,125	(127,005)
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13 - 7/25/14	1,456,116	1,402,113	(54,003)
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations, Series 2014-8, Cl. 1A2, 0.477%, 7/20/36	7/11/14	2,867,387	2,745,500	(121,887)
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds	12/18/13	1,068,892	1,112,925	44,033
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13 - 4/29/15	3,125,635	3,302,775	177,140
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 39.866% Sr. Sec. Nts., 12/31/17	9/19/07	3,749,995	5,262,172	1,512,177
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 6.697%, 10/22/15	5/21/08	10,445	6,276	(4,169)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 6.697%, 10/22/15	6/12/08	18,272	10,979	(7,293)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 6.697%, 10/22/15	6/18/08	277,234	165,541	(111,693)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 6.697%, 10/22/15	7/8/08	20,190	12,064	(8,126)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 6.697%, 10/22/15	7/15/08	14,693	8,765	(5,928)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 6.697%, 10/22/15	8/8/08	9,512	5,598	(3,914)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 6.697%, 10/22/15	8/22/08	1,755	1,031	(724)
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21	7/11/14 - 10/28/14	3,111,199	3,152,863	41,664
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21	3/12/15	429,941	432,830	2,889
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13 - 5/28/15	2,075,378	2,053,100	(22,278)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13 - 4/28/15	2,936,909	2,865,214	(71,695)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,951	37,587	(491,364)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 12/12/13	2,296,557	2,364,094	67,537
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	1,582,120	1,587,375	5,255
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	66,025	18,021	(48,004)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	862,550	936,363	73,813
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17	1/8/15 - 1/30/15	2,144,392	1,620,025	(524,367)
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	1/13/14 - 3/13/15	1,855,276	1,846,385	(8,891)
Wallace Theater Holdings, Inc.	3/28/13	15	15	—
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	3/11/15	632,517	625,500	(7,017)

		$40,560,626	$39,519,509	$(1,041,117)

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,661,870 or 0.23% of the Fund’s net assets as of June 30, 2015.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Consolidated Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $7,902,539. See Note 5 of the accompanying Consolidated Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,015,312. See Note 5 of the accompanying Consolidated Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Interest or dividend is paid-in-kind, when applicable.

12. Security received as the result of issuer reorganization.

13. Non-income producing security.

14. Zero coupon bond reflects effective yield on the date of purchase.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	55,210,591	303,878,906	359,089,497	—
Oppenheimer Master Event-Linked Bond Fund, LLC	3,158,849	—	—	3,158,849
Oppenheimer Master Loan Fund, LLC	8,486,824	—	1,031,430	7,455,394
Oppenheimer Ultra-Short Duration Fund, Cl. Y	4,508,180	8,196	2,444,458	2,071,918

		Value	Income	Realized Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E		$—	$29,032	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		46,382,036	1,323,728 [a]	650,969 [a]
Oppenheimer Master Loan Fund, LLC		109,917,667	2,889,150 [b]	(1,393,700) [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		20,739,901	82,256	(12,556)

Total		$177,039,604	$4,324,166	$(755,287)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Knock-in option expires worthless if at any time spot rates are equal to or less than 1 EUR per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$1,275,334,214	62.8%
Brazil	72,386,329	3.6
United Kingdom	67,140,344	3.3
Mexico	57,245,881	2.8
India	57,072,705	2.8
Indonesia	33,830,800	1.7
France	33,645,580	1.7
Netherlands	32,395,472	1.6
Canada	29,186,495	1.4
Germany	24,796,148	1.2
Italy	22,479,297	1.1
South Africa	20,685,401	1.0
Luxembourg	20,135,307	1.0
Colombia	20,003,772	1.0
Spain	19,839,205	1.0
Turkey	18,808,380	0.9
China	18,721,313	0.9
Peru	17,899,117	0.9
Supranational	16,869,016	0.8
Switzerland	16,659,233	0.8
Chile	13,249,320	0.7
Israel	11,914,047	0.6
Ireland	11,174,575	0.6
Hungary	9,053,028	0.5
Panama	8,692,895	0.4
Australia	7,966,223	0.4
Russia	7,705,937	0.4
United Arab Emirates	7,635,409	0.4

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Geographic Holdings (Continued)	Value	Percent

Dominican Republic	$6,783,969	0.3%
Portugal	5,588,458	0.3
South Korea	4,787,300	0.2
Denmark	4,777,671	0.2
Ivory Coast	4,609,371	0.2
Sri Lanka	4,031,577	0.2
Croatia	3,738,144	0.2
Jamaica	3,697,765	0.2
Sweden	3,659,970	0.2
Morocco	3,398,293	0.2
Serbia	3,074,230	0.2
Philippines	2,521,845	0.1
Austria	2,488,275	0.1
Belgium	2,435,971	0.1
Kazakhstan	2,134,091	0.1
Greece	2,053,100	0.1
Egypt	2,032,405	0.1
Jersey, Channel Islands	2,016,000	0.1
Kenya	1,760,971	0.1
Eurozone	1,708,378	0.1
Argentina	1,538,050	0.1
Uruguay	1,365,650	0.1
Singapore	1,259,881	0.1
Venezuela	914,413	0.1
Cayman Islands	870,188	0.0
Barbados	846,819	0.0
Poland	841,577	0.0
Vietnam	804,000	0.0
Angola	731,457	0.0
Ecuador	720,363	0.0
Japan	630,687	0.0
Thailand	615,127	0.0
Bermuda	610,623	0.0
Norway	597,375	0.0
Paraguay	385,700	0.0

Total	$2,032,555,137	100.0%

Forward Currency Exchange Contracts as of June 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	07/2015	INR	741,000	USD	11,558	$64,464	$—
BAC	07/2015	USD	201	RUB	14,200	—	55,650
BOA	08/2015	IDR	4,336,000	USD	319	1,861	—
BOA	07/2015 - 08/2015	INR	1,315,000	USD	20,242	272,247	—
BOA	07/2015	KRW	11,120,000	USD	9,992	—	27,099
BOA	11/2015	USD	384	GBP	250	—	8,209
BOA	08/2015	USD	8,283	IDR	112,462,000	—	48,270
BOA	07/2015 - 10/2015	USD	73,093	INR	4,775,000	—	1,163,489
BOA	07/2015	USD	10,047	KRW	11,120,000	82,168	—
BOA	09/2015 - 12/2015	USD	54,681	MXN	855,500	697,030	—
BOA	09/2015	USD	2,571	PHP	116,000	9,083	—
BOA	08/2015	USD	10,030	ZAR	121,500	141,135	—
CITNA-B	07/2015	CAD	13,590	USD	11,193	—	311,952
CITNA-B	07/2015 - 11/2015	EUR	1,415	USD	1,595	—	16,965
CITNA-B	11/2015	GBP	240	USD	377	—	392
CITNA-B	08/2015	TRY	10,290	USD	3,795	—	17,476
CITNA-B	10/2015	USD	22,456	BRL	71,500	216,549	—
CITNA-B	07/2015	USD	11,058	CAD	13,590	177,705	—
CITNA-B	11/2015	USD	515	GBP	325	5,329	—
CITNA-B	11/2015	USD	186	SGD	250	262	—
CITNA-B	07/2015	USD	5,751	TRY	14,180	503,679	—
CITNA-B	08/2015	USD	6,246	ZAR	78,890	—	174,208
DEU	07/2015	BRL	44,330	USD	14,113	144,806	—
DEU	07/2015 - 08/2015	USD	27,599	BRL	86,620	29,871	124,266
DEU	11/2015	USD	410	EUR	365	2,138	—
DEU	07/2015 - 08/2015	USD	22,526	ZAR	275,610	41,991	—
DEU	08/2015	ZAR	160,950	USD	13,009	112,519	21,899
GSCO-OT	07/2015	BRL	148,790	USD	47,653	256,819	53,125
GSCO-OT	07/2015 - 08/2015	USD	70,372	BRL	218,880	1,335,471	1,086,899
GSCO-OT	07/2015	USD	9,891	HUF	2,746,000	191,506	—
GSCO-OT	07/2015 - 08/2015	USD	25,892	INR	1,666,000	—	191,855
HSBC	11/2015	EUR	2,710	USD	3,042	—	13,544

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

HSBC	07/2015	HUF	2,746,000	USD	9,828	$—	$128,942
HSBC	07/2015	INR	63,000	USD	977	10,801	—
HSBC	11/2015	USD	82,616	EUR	74,815	6,806	985,575
HSBC	11/2015	USD	1,659	GBP	1,080	1,908	38,469
HSBC	07/2015	USD	4,514	INR	291,000	—	49,889
JPM	07/2015	BRL	37,220	USD	11,996	—	25,080
JPM	01/2016	CNH	55,600	USD	9,041	—	200,625
JPM	08/2015	COP	9,473,000	USD	3,667	—	52,804
JPM	07/2015 - 11/2015	EUR	845	USD	955	—	11,986
JPM	09/2015	MXN	182,900	USD	11,703	—	123,842
JPM	07/2015 - 08/2015	TRY	11,870	USD	4,381	51,590	29,457
JPM	07/2015 - 08/2015	USD	13,685	BRL	42,700	11,171	38,410
JPM	01/2016	USD	8,825	CNH	55,600	—	15,363
JPM	08/2015	USD	14,659	COP	36,958,000	559,213	—
JPM	07/2015 - 11/2015	USD	14,699	EUR	13,095	86,355	1,696
JPM	08/2015	USD	3,159	IDR	42,851,000	—	15,372
JPM	08/2015	USD	207	THB	7,000	—	200
JPM	08/2015	USD	6,232	ZAR	77,580	—	82,250
JPM	08/2015	ZAR	78,880	USD	6,295	124,840	—
MSCO	07/2015 - 10/2015	BRL	55,240	USD	17,611	113,506	332,944
MSCO	11/2015	EUR	245	USD	276	—	2,261
MSCO	11/2015	GBP	430	USD	676	—	530
MSCO	07/2015 - 08/2015	USD	7,911	BRL	24,630	14,884	6,405
MSCO	08/2015	USD	301	COP	776,000	5,186	—
MSCO	11/2015	USD	746	EUR	680	—	13,518
MSCO	11/2015	USD	57,338	GBP	37,640	—	1,746,011
MSCO	07/2015	USD	2,974	TRY	8,130	—	55,463
NOM	08/2015	USD	7,146	HUF	2,034,000	—	35,525
TDB	07/2015	BRL	42,990	USD	13,639	188,091	—
TDB	08/2015	COP	12,568,000	USD	4,860	—	64,884
TDB	09/2015	MXN	153,700	USD	9,776	—	45,058
TDB	07/2015 - 01/2016	USD	35,272	BRL	113,300	28,968	494,032
TDB	11/2015	USD	124	EUR	110	1,524	—
TDB	08/2015	USD	2,296	HUF	648,000	8,385	—
TDB	08/2015	USD	6,234	ZAR	77,660	—	86,892
TDB	08/2015	ZAR	77,820	USD	6,208	125,194	—

Total Unrealized Appreciation and Depreciation						$5,625,055	$7,998,781

Futures Contracts as of June 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/21/15	62	$9,352,312	$(49,934)
United States Treasury Long Bonds	CBT	Buy	9/21/15	7	1,055,906	2,958
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/15	139	30,432,313	(47,967)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/15	276	60,426,750	81,176
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/15	267	33,687,891	(13,722)
United States Treasury Ultra Bonds	CBT	Buy	9/21/15	197	30,350,313	(803,875)

						$(831,364)

Over-the-Counter Options Written at June 30, 2015
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Call	BNP	BRL	3.080	7/21/15	BRL	(61,590,000)	$252,800	$(166,539)

BRL Currency Put[1]	GSG	BRL	3.230	2/1/17	BRL	(30,140,000)	538,498	(1,387,887)

EUR Currency Call	BAC	USD	1.179	9/10/15	EUR	(25,000,000)	230,986	(98,225)

EUR Currency Call[2]	CITNA-B	BRL	3.949	6/2/16	EUR	(12,530,000)	694,412	(692,441)

EUR Currency Call	CITNA-B	INR	69.780	7/23/15	EUR	(9,360,000)	261,854	(272,979)

EUR Currency Call	CITNA-B	INR	73.460	4/25/16	EUR	(9,360,000)	527,753	(598,851)

INR Currency Put	BOA	INR	66.500	8/27/15	INR	(1,664,000,000)	254,980	(59,904)

INR Currency Call	BOA	INR	60.100	8/27/15	INR	(1,504,000,000)	96,871	—

MXN Currency Put	CITNA-B	MXN	17.690	3/16/16	MXN	(294,860,000)	406,287	(231,760)

MXN Currency Put[3]	CITNA-B	MXN	15.690	2/2/17	MXN	(97,620,000)	227,096	(422,402)

MXN Currency Put	JPM	MXN	17.657	3/16/16	MXN	(147,160,000)	196,029	(117,875)

SX5E Index Put	BOA	EUR	3335.750	10/30/15	EUR	(7,120)	950,986	(1,292,742)

SX5E Index Put	GSG	EUR	3216.440	9/9/15	EUR	(5,420)	432,711	(519,903)

TRY/ILS/MXN Basket Call	GSG	USD	1.000	8/31/15	USD	(37,568,808)	424,527	(366,146)

ZAR Currency Put	GSG	ZAR	14.900	4/19/16	ZAR	(186,250,000)	408,750	(250,134)

Total of Over-the-Counter Options Written							$5,904,540	$(6,477,788)

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Options Written (Continued)

1. Knock-out option expires worthless if at any time spot rates are less than or equal to 2.56 BRL per 1 USD.

2. Knock-out option expires worthless if at any time spot rates are equal to or less than 3.324 BRL per 1 EUR.

3. Knock-out option expires worthless if at any time spot rates are equal to or less than 14.4 MXN per 1 USD.

Centrally Cleared Credit Default Swaps at June 30, 2015

Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.EM.23		Buy	1.000%	6/20/20	USD	2,340	$(221,390)	$224,735

CDX.EM.23		Buy	1.000	6/20/20	USD	2,340	(215,982)	224,735

CDX.EM.23		Buy	1.000	6/20/20	USD	2,340	(222,092)	224,735

CDX.EM.23		Buy	1.000	6/20/20	USD	2,340	(224,770)	224,735

CDX.EM.23		Buy	1.000	6/20/20	USD	2,340	(227,110)	224,735

CDX.EM.23		Buy	1.000	6/20/20	USD	2,340	(222,560)	224,735

CDX.HY.24		Sell	5.000	6/20/20	USD	12,375	(726,688)	793,694

CDX.HY.24		Sell	5.000	6/20/20	USD	12,375	(862,483)	793,694

CDX.HY.24		Sell	5.000	6/20/20	USD	12,375	(813,587)	793,694

EUR.XOVER.23		Sell	5.000	6/20/20	EUR	8,600	(732,298)	738,023

EUR.XOVER.23		Sell	5.000	6/20/20	EUR	10,000	(862,105)	859,877

EUR.XOVER.23		Sell	5.000	6/20/20	EUR	18,750	(1,943,350)	1,603,560

Total Centrally Cleared Credit Default Swaps							$(7,274,415)	$6,930,952

Over-the-Counter Credit Default Swaps at June 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	1,165	$(136,738)	$298,201

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	7,308

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	7,308

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	13,473

Federative Republic of Brazil	BOA	Buy	1.000	9/20/20	USD	2,124	(152,460)	173,829

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	180,526	(280,522)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	168,651	(280,522)

Republic of Indonesia	BNP	Buy	1.000	6/20/20	USD	2,135	(79,074)	76,568

Republic of Turkey	GSG	Buy	1.000	3/20/20	USD	5,760	(277,046)	316,421

Republic of Turkey	HSBC	Buy	1.000	3/20/20	USD	2,550	(120,373)	140,082

State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	(37,744)

Total Over-the-Counter Credit Default Swaps							$(345,840)	$434,402

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name
Corporate Debt	$1,740,000		$—		BBB-
Non-Investment Grade Corporate Debt Indexes	37,350,000	EUR		EUR	B+
Non-Investment Grade Corporate Debt Indexes	$37,125,000		$—		B+
Investment Grade Single Name Corporate Debt	500,000	EUR	—	EUR	BBB- to BBB
Non-Investment Grade Sovereign Debt	$950,000		$—		CCC-

Total USD	$39,815,000		$—

Total EUR	37,850,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at June 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value
BOA	Pay	Six-Month USD BBA LIBOR	6.520%	4/28/18	INR	593,770	USD	9,358	$ (44,859)
		Six-Month USD
BOA	Pay	BBA LIBOR	6.330	4/15/18	INR	288,369	USD	4,625	(117,163)
		Six-Month USD
BOA	Pay	BBA LIBOR	6.670	5/27/18	INR	600,000	USD	9,434	(28,498)
		Six-Month USD
BOA	Pay	BBA LIBOR	6.820	5/13/18	INR	295,306	USD	4,625	34,045
		Six-Month USD
BOA	Pay	BBA LIBOR	6.300	4/13/18	INR	287,200	USD	4,614	(126,367)
		Six-Month USD
BOA	Pay	BBA LIBOR	6.250	3/25/20	INR	145,508	USD	2,336	(73,952)

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Currency Swap (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value

BOA	Pay	Six-Month USD BBA LIBOR	6.330%	3/31/20	INR	145,780	USD	2,329	$(57,436)

GSG	Pay	Six-Month USD BBA LIBOR	6.300	4/9/18	INR	582,000	USD	9,342	(180,944)

GSG	Pay	Six-Month USD BBA LIBOR	6.450	3/27/18	INR	905,460	USD	14,529	(187,724)

Total Over-the-Counter Currency Swap									$(782,898)

Centrally Cleared Interest Rate Swaps at June 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Receive	Three-Month USD BBA LIBOR	1.256%	7/6/18	USD	15,825	$(1,725)

BOA	Pay	Three-Month AUD BBR BBSW	2.315	6/30/18	AUD	20,975	2,576

GSG	Pay	Six-Month PLN WIBOR WIBO	2.145	6/29/18	PLN	61,525	(13,302)

GSG	Pay	Three-Month NZD BBR FRA	4.390	5/11/25	NZD	10,000	(18,369)

GSG	Receive	Six-Month HUF BUBOR	2.290	6/4/20	HUF	1,470,000	35,579

GSG	Pay	Six-Month PLN WIBOR WIBO	2.370	6/5/20	PLN	19,670	(33,599)

JPM	Pay	Six-Month PLN WIBOR WIBO	2.425	6/8/20	PLN	19,570	(20,624)

JPM	Receive	Six-Month HUF BUBOR	2.290	6/5/20	HUF	1,430,000	35,705

Total Centrally Cleared Interest Rate Swaps							$(13,759)

Over-the-Counter Interest Rate Swaps at June 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Pay	BZDI	13.960%	1/2/17	BRL	34,250	$4,615

BAC	Receive	BZDI	12.320	1/4/21	BRL	13,780	46,081

BAC	Receive	BZDI	12.550	1/4/21	BRL	14,125	16,994

BAC	Pay	BZDI	13.440	1/2/17	BRL	32,570	(57,053)

BOA	Receive	Six-Month INR MIBOR OIS Compound	7.000	5/12/18	INR	300,000	36,146

CITNA-B	Pay	Six-Month CLP TNA	3.750	5/14/18	CLP	1,250,000	8,673

GSG	Receive	MXN TIIE BANXICO	5.440	6/18/20	MXN	212,500	(40,056)

GSG	Pay	MXN TIIE BANXICO	6.440	6/12/25	MXN	60,000	19,831

GSG	Pay	Six-Month CLP TNA	4.107	5/28/20	CLP	2,500,000	21,953

GSG	Pay	Six-Month THB THBFIX	1.975	6/15/18	THB	559,000	94,526

GSG	Receive	One-Time CLP TNA	3.170	5/30/16	CLP	11,890,000	(18,910)

GSG	Receive	One-Time CLP TNA	3.195	5/27/16	CLP	3,890,000	(7,545)

GSG	Pay	Six-Month CLP TNA	4.170	5/27/20	CLP	810,000	10,652

GSG	Pay	MXN TIIE BANXICO	4.720	6/22/17	MXN	500,000	22,171

GSG	Pay	BZDI	13.145	1/2/17	BRL	38,450	(110,464)

GSG	Receive	BZDI	12.340	1/4/21	BRL	13,100	43,310

GSG	Pay	Three-Month MYR KLIBOR BNM	4.440	3/16/25	MYR	30,000	(129,568)

GSG	Receive	One-Time CLP TNA	3.240	4/17/16	CLP	16,250,000	(45,234)

GSG	Pay	Three-Month MYR KLIBOR BNM	4.515	3/12/25	MYR	11,900	(42,417)

GSG	Pay	Three-Month COP IBR OIS	4.380	3/5/18	COP	22,230,000	(157,205)

GSG	Pay	BZDI	13.255	1/2/17	BRL	30,200	(72,281)

GSG	Pay	Six-Month CLP TNA	3.675	5/11/18	CLP	4,000,000	10,991

JPM	Receive	CFXS	2.630	6/26/20	CNY	40,605	70,850

JPM	Pay	Three-Month COP IBR OIS	4.380	2/26/18	COP	11,250,000	(80,250)

JPM	Pay	Three-Month ILS TELEBOR01	2.920	5/15/25	ILS	21,260	(182,664)

JPM	Pay	BZDI	12.575	1/2/19	BRL	21,615	(56,649)

JPM	Pay	BZDI	13.340	1/2/17	BRL	39,780	(86,067)

JPM	Receive	BZDI	12.840	1/2/18	BRL	54,285	134,419

Total Over-the-Counter Interest Rate Swaps							$(545,151)

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Credit Default Swaptions Written at June 30, 2015
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing			iTraxx Europe Crossover Series 23
6/20/20	JPM	Sell	Version 1	3.500%	8/19/15	EUR 13,200	$ 127,869	$ (203,748)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional	Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 9/8/35 Call	BAC	Pay	Six-Month EUR EURIBOR	2.250%	9/4/15	EUR	11,746	$ 176,249	$ (112,929)

Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	BZDI	12.580	1/4/16	BRL	28,160	54,034	(159,678)

Interest Rate Swap maturing 1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL	36,800	77,002	(76,935)

Interest Rate Swap maturing 1/2/17 Call	BOA	Receive	BZDI	13.020	7/1/15	BRL	62,000	92,380	—

Interest Rate Swap maturing 1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL	31,000	34,727	(27,595)

Interest Rate Swap maturing 1/2/17 Call	BOA	Pay	BZDI	14.320	1/4/16	BRL	31,000	21,449	(34,530)

Interest Rate Swap maturing 9/8/35 Call	GSG	Pay	Three-Month USD BBA LIBOR	3.620	9/3/15	USD	23,468	91,526	(72,976)

Interest Rate Swap maturing 11/19/20 Call	JPM	Pay	MXN TIIE BANXICO	5.950	11/25/15	MXN	184,600	199,384	(73,695)

Interest Rate Swap maturing 1/2/18 Call	JPM	Pay	BZDI	12.900	1/4/16	BRL	36,800	77,003	(76,936)

Total Over-the-Counter Interest Rate Swaptions Written								$ 823,754	$ (635,274)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
BZDI	Brazil Interbank Deposit Rate
CDX.EM.23	Merkit CDX High Yield Index
CDX.HY.24	Merkit CDX High Yield Index
CFXS	Repurchase Fixing Rates
EUR.XOVER.23	Credit Default Swap Trading Index for a Specific Basket of Securities
EURIBOR	Euro Interbank Offered Rate
FRO	Floating Rate Option
IBR	Indicador Bancario de Referencia
iTraxx Europe Crossover Series 23 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
SX5E	The EURO STOXX 50 Index
TELEBOR01	Tel Aviv Interbank Offered Rate 1 Month
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,906,887,287)	$1,855,515,533
Affiliated companies (cost $181,616,763)	177,039,604

2,032,555,137

Cash—foreign currencies (cost $3,605,907)	3,619,657

Cash used for collateral on centrally cleared swaps	1,220,645

Unrealized appreciation on forward currency exchange contracts	5,625,055

Swaps, at value (premiums paid $766,808)	1,608,447

Centrally cleared swaps, at value (premiums paid $7,274,415)	7,004,812

Receivables and other assets:
Investments sold (including $44,502,985 sold on a when-issued or delayed delivery basis)	48,686,410
Interest, dividends and principal paydowns	25,717,086
Shares of beneficial interest sold	1,443,801
Variation margin receivable	91,092
Other	132,072

Total assets	2,127,704,214

Liabilities
Bank overdraft	8,158,934

Unrealized depreciation on forward currency exchange contracts	7,998,781

Options written, at value (premiums received $5,904,540)	6,477,788

Swaps, at value (premiums received $420,968)	2,502,094

Centrally cleared swaps, at value	87,619

Swaptions written, at value (premiums received $951,623)	839,022

Payables and other liabilities:
Investments purchased (including $104,603,877 purchased on a when-issued or delayed delivery basis)	115,371,594
Shares of beneficial interest redeemed	1,100,967
Distribution and service plan fees	312,095
Shareholder communications	136,070
Trustees’ compensation	98,213
Variation margin payable	19,136
Other	184,735

Total liabilities	143,287,048

Net Assets	$1,984,417,166

Composition of Net Assets
Par value of shares of beneficial interest	$384,503

Additional paid-in capital	2,086,731,379

Accumulated net investment income	40,064,358

Accumulated net realized loss on investments and foreign currency transactions	(81,517,640)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(61,245,434)

Net Assets	$1,984,417,166

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $477,446,207 and 94,349,713 shares of beneficial interest outstanding)	$5.06

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,506,970,959 and 290,153,355 shares of beneficial interest outstanding)	$5.19

See accompanying Notes to Consolidated Financial Statements.

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,323,101
Dividends	627
Net expenses	(99,131)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,224,597

Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	2,857,496
Dividends	31,654
Net expenses	(183,437)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	2,705,713

Total allocation of net investment income from master funds	3,930,310

Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $415,701)	50,696,724

Fee income on when-issued securities	822,678

Dividends:
Unaffiliated companies	141,631
Affiliated companies	111,288

Total investment income	51,772,321

Expenses
Management fees	6,165,408

Distribution and service plan fees - Service shares	1,917,874

Transfer and shareholder servicing agent fees:
Non-Service shares	282,222
Service shares	767,376

Shareholder communications:
Non-Service shares	16,532
Service shares	46,015

Custodian fees and expenses	152,969

Trustees’ compensation	32,703

Other	133,441

Total expenses	9,514,540
Less reduction to custodian expenses	(2,632)
Less waivers and reimbursements of expenses	(348,499)

Net expenses	9,163,409

Net Investment Income	46,539,222

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options and swaptions exercised)	$(20,759,171)
Affiliated companies	(12,556)
Closing and expiration of option contracts written	185,313
Closing and expiration of futures contracts	880,509
Foreign currency transactions	4,561,586
Swap contracts	(1,745,989)
Swaption contracts	416,993

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	650,969
Oppenheimer Master Loan Fund, LLC	(1,393,700)

Net realized loss	(17,216,046)

Net change in unrealized appreciation/depreciation on:
Investments	9,080,473
Translation of assets and liabilities denominated in foreign currencies	(4,992,643)
Futures contracts	(1,680,984)
Option contracts written	(591,212)
Swap contracts	(2,255,009)
Swaption contracts	1,367,694

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,457,496)
Oppenheimer Master Loan Fund, LLC	1,016,673

Net change in unrealized appreciation/depreciation	487,496

Net Increase in Net Assets Resulting from Operations	$29,810,672

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$46,539,222	$107,224,322

Net realized loss	(17,216,046)	(5,459,632)

Net change in unrealized appreciation/depreciation	487,496	(36,151,836)

Net increase in net assets resulting from operations	29,810,672	65,612,854

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(29,479,205)	(31,299,751)
Service shares	(81,704,570)	(63,703,194)

	(111,183,775)	(95,002,945)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(89,099,370)	(142,634,078)
Service shares	16,691,526	(144,544,896)

	(72,407,844)	(287,178,974)

Net Assets
Total decrease	(153,780,947)	(315,569,065)

Beginning of period	2,138,198,113	2,454,767,178

End of period (including accumulated net investment income of $40,064,358 and $104,708,911, respectively)	$1,984,417,166	$2,139,198,113

See accompanying Notes to Consolidated Financial Statements.

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$5.30	$5.38	$5.67	$5.38	$5.58	$5.30

Income (loss) from investment operations:
Net investment income[2]	0.12	0.26	0.28	0.33	0.36	0.34
Net realized and unrealized gain (loss)	(0.05)	(0.11)	(0.29)	0.36	(0.31)	0.40

Total from investment operations	0.07	0.15	(0.01)	0.69	0.05	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.23)	(0.28)	(0.34)	(0.18)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	(0.06)	(0.07)	0.00

Total dividends and distributions to shareholders	(0.31)	(0.23)	(0.28)	(0.40)	(0.25)	(0.46)

Net asset value, end of period	$5.06	$5.30	$5.38	$5.67	$5.38	$5.58

Total Return, at Net Asset Value[3]	1.35%	2.84%	(0.13)%	13.53%	0.85%	14.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$477,446	$586,951	$738,741	$741,996	$648,084	$771,755

Average net assets (in thousands)	$568,950	$707,673	$734,707	$690,351	$694,868	$737,071

Ratios to average net assets:[4,5]
Net investment income	4.61%	4.73%	5.12%	6.01%	6.50%	6.47%
Total expenses[6]	0.75%	0.74%	0.74%	0.77%	0.77%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.71%	0.72%	0.71%	0.71%	0.71%

Portfolio turnover rate[7]	44%	93%	107%	78%	49%	99%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.76%
Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%
Year Ended December 30, 2011	0.77%
Year Ended December 31, 2010	0.75%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2015	$669,325,753	$714,911,810
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655

See accompanying Notes to Consolidated Financial Statements.

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$5.42	$5.50	$5.79	$5.49	$5.68	$5.38

Income (loss) from investment operations:
Net investment income[2]	0.12	0.25	0.27	0.33	0.35	0.33
Net realized and unrealized gain (loss)	(0.05)	(0.11)	(0.29)	0.36	(0.31)	0.42

Total from investment operations	0.07	0.14	(0.02)	0.69	0.04	0.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.22)	(0.27)	(0.33)	(0.16)	(0.45)
Distributions from net realized gain	0.00	0.00	0.00	(0.06)	(0.07)	0.00

Total dividends and distributions to shareholders	(0.30)	(0.22)	(0.27)	(0.39)	(0.23)	(0.45)

Net asset value, end of period	$5.19	$5.42	$5.50	$5.79	$5.49	$5.68

Total Return, at Net Asset Value[3]	1.21%	2.49%	(0.37)%	13.15%	0.65%	14.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,506,971	$1,551,247	$1,716,026	$1,840,721	$1,604,906	$1,670,340

Average net assets (in thousands)	$1,546,971	$1,646,615	$1,794,640	$1,715,995	$1,673,715	$2,485,427

Ratios to average net assets:[4,5]
Net investment income	4.37%	4.48%	4.88%	5.76%	6.25%	6.15%
Total expenses[6]	1.00%	0.99%	0.99%	1.02%	1.02%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.96%	0.97%	0.96%	0.96%	0.95%

Portfolio turnover rate[7]	44%	93%	107%	78%	49%	99%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.01%
Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%
Year Ended December 30, 2011	1.02%
Year Ended December 31, 2010	0.99%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2015	$669,325,753	$714,911,810
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655

See accompanying Notes to Consolidated Financial Statements.

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 15,000 shares with net assets of $1,327,045.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$1,327,045
Net income (loss)	$(20,817)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

*  At period end, the subsidiary only held cash.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

41        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2014, the Fund utilized $12,716,558 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $254,126 which were deferred. Details of the fiscal year ended December 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$5,751,368
2016	3,339,490
No expiration	41,283,570

Total	$50,374,428

Of these losses, $6,678,980 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,339,490 per year.

As of June 30, 2015, it is estimated that the capital loss carryforwards would be $9,090,858 expiring by 2018 and $58,753,742, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

42        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,091,781,601
Federal tax cost of other investments	23,561,816

Total federal tax cost	$2,115,343,417

Gross unrealized appreciation	$34,387,321
Gross unrealized depreciation	(96,488,755)

Net unrealized appreciation	$(62,101,434)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. As of June 30, 2015, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

43        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

44        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$41,874,329	$16,869,016	$58,743,345
Mortgage-Backed Obligations	—	229,329,583	2,763,521	232,093,104
U.S. Government Obligations	—	33,806,480	—	33,806,480
Foreign Government Obligations	—	237,269,396	—	237,269,396
Corporate Loans	—	29,431,250	7,452	29,438,702
Corporate Bonds and Notes	—	1,241,601,745	2,559,433	1,244,161,178
Common Stocks	2,020,048	1,478,323	15	3,498,386
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	7,580,176	5,778,825	13,359,001
Investment Companies	20,739,901	156,299,703	—	177,039,604
Over-the-Counter Options Purchased	—	2,419,450	—	2,419,450
Over-the-Counter Credit Default Swaption Purchased	—	52,857	—	52,857
Over-the-Counter Interest Rate Swaptions Purchased	—	673,634	—	673,634

Total Investments, at Value	22,759,949	1,981,816,926	27,978,262	2,032,555,137
Other Financial Instruments:
Swaps, at value	—	1,608,447	—	1,608,447
Centrally cleared swaps, at value	—	7,004,812	—	7,004,812
Futures contracts	84,134	—	—	84,134
Forward currency exchange contracts	—	5,625,055	—	5,625,055

Total Assets	$22,844,083	$1,996,055,240	$27,978,262	$2,046,877,585

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,502,094)	$—	$(2,502,094)
Centrally cleared swaps, at value	—	(87,619)	—	(87,619)
Options written, at value	—	(6,477,788)	—	(6,477,788)
Futures contracts	(915,498)	—	—	(915,498)
Forward currency exchange contracts	—	(7,998,781)	—	(7,998,781)
Swaptions written, at value	—	(839,022)	—	(839,022)

Total Liabilities	$(915,498)	$(17,905,304)	$—	$(18,820,802)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Non-Convertible Corporate Bonds and Notes	$(39,746)	$39,746

Total Assets	$(39,746)	$39,746

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of December 31, 2014	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Asset-Backed Securities	$17,141,305	$—	$(338,917)	$66,628
Mortgage-Backed Obligations	2,842,770	—	(99,688)	20,439
Corporate Loans	7,452	—	—	—
Corporate Bonds and Notes	2,992,241	(5,309,043)	6,727,446	—
Common Stocks	15	—	—	—
Structured Securities	8,042,066	(1,061,081)	(389,267)	49,895

Total Assets	$31,025,849	$(6,370,124)	$5,899,574	$136,962

a. Included in net investment income.

45        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Sales	Transfers into Level 3	Value as of June 30, 2015

Assets Table (Continued)
Investments, at Value:
Asset-Backed Securities	$—	$—	$16,869,016
Mortgage-Backed Obligations	—	—	2,763,521
Corporate Loans	—	—	7,452
Corporate Bonds and Notes	(1,890,957)	39,746	2,559,433
Common Stocks	—	—	15
Structured Securities	(862,788)	—	5,778,825

Total Assets	$(2,753,745)	$39,746	$27,978,262

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at June 30, 2015:

Change in unrealized appreciation/ depreciation

Asset-Backed Securities	$(338,917)
Mortgage-Backed Obligations	(99,688)
Corporate Bonds and Notes	(58,554)
Structured Securities	(389,267)

Total Assets	$(886,426)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of June 30, 2015:

	Value as of June 30, 2015	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Asset-Backed Securities	$16,869,016	Broker quotes	N/A	N/A	N/A	(a)
Mortgage-Backed Obligations	2,763,521	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	2,559,432	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	1	Estimated Recovery proceeds	Nominal Value	N/A	1% of par	(b)
Corporate Loans	7,452	Pricing service	N/A	N/A	N/A	(a)
Common Stock	15	Estimated Recovery proceeds	Nominal Value	N/A	$0.01/share	(c)
Structured Securities	5,778,825	Broker quotes	N/A	N/A	N/A	(a)

Total	$27,978,262

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate bonds and notes received from a bond restructuring using a nominal value to reflect the low probability of future value. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(c) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s

46        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 8.7% of Master Loan and 15.4% of Master Event-Linked Bond at June 30, 2015.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$104,603,877
Sold securities	44,502,985

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. As of June 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

47        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$16,752,298
Market Value	$5,735,467
Market value as % of Net Assets	0.29%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

48        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended June 30, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $289,236,870 and $444,566,078, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $141,376,951 and $108,825,987 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or

49        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $1,723,829 and $1,366,864 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $967,259 and $3,474,222 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 30, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	108,580,000	$600,824
Options written	227,699,166,271	17,774,447
Options closed or expired	(77,580,000)	(185,313)
Options exercised	(223,650,714,923)	(12,285,418)

Options outstanding as of June 30, 2015	4,079,451,348	$5,904,540

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

50        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the six months ended June 30, 2015, the Fund had ending monthly average notional amounts of $13,528,564 and $24,494,975 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the six months ended June 30, 2015, the Fund had ending monthly average notional amounts of $53,965,280 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended June 30, 2015, the Fund had ending monthly average notional amounts of $72,625,881 and $97,813,525 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

51        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $2,613,317 and $3,469,226 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended June 30, 2015 was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2014	$65,040,000	$710,481
Swaptions written	2,780,935,116	10,030,953
Swaptions closed or expired	(335,630,000)	(416,992)
Swaptions exercised	(1,867,571,000)	(9,372,819)

Swaptions outstanding as of June 30, 2015	642,774,116	$951,623

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a

52        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2015, the Fund has required certain counterparties to post collateral of $473,665.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at June 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$2,167,476	$(2,167,476)	$—	$—	$—
Barclays Bank plc	828,299	(828,299)	—	—	—
BNP Paribas	76,568	(76,568)	—	—	—
Citibank NA	1,156,479	(1,156,479)	—	—	—
Deutsche Bank AG	495,357	(146,165)	—	(349,192)	—
Goldman Sachs Bank USA	1,783,796	(1,331,879)	—	—	451,917
Goldman Sachs Group, Inc. (The)	1,892,130	(1,892,130)	—	—	—
HSBC Bank USA NA	159,597	(159,597)	—	—	—
JPMorgan Chase Bank NA	1,305,126	(1,305,126)	—	—	—
Morgan Stanley Capital Services, Inc.	133,576	(133,576)	—	—	—
Toronto Dominion Bank	352,162	(352,162)	—	—	—
UBS AG	28,877	—	(28,877)	—	—

	$10,379,443	$(9,549,457)	$(28,877)	$(349,192)	$451,917

53        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(3,346,726)	$2,167,476	$489,496	$—	$(689,754)
Barclays Bank plc	(884,901)	828,299	56,602	—	—
BNP Paribas	(204,283)	76,568	—	—	(127,715)
Citibank NA	(2,739,426)	1,156,479	1,506,446	—	(76,501)
Deutsche Bank AG	(146,165)	146,165	—	—	—
Goldman Sachs Bank USA	(1,331,879)	1,331,879	—	—	—
Goldman Sachs Group, Inc. (The)	(3,589,394)	1,892,130	59,423	—	(1,637,841)
HSBC Bank USA NA	(1,216,419)	159,597	1,056,822	—	—
JPMorgan Chase Bank NA	(1,474,969)	1,305,126	169,843	—	—
Morgan Stanley Capital Services, Inc.	(2,157,132)	133,576	2,023,556	—	—
Nomura Global Financial Products, Inc.	(35,525)	—	35,525	—	—
Toronto Dominion Bank	(690,866)	352,162	244,627	—	(94,077)

	$(17,817,685)	$9,549,457	$5,642,340	$—	$(2,625,888)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$1,033,190	Swaps, at value	$598,788
Forward currency exchange contracts	Swaps, at value	34,045	Swaps, at value	816,943
Interest rate contracts	Swaps, at value	541,212	Swaps, at value	1,086,363
Credit contracts	Centrally cleared swaps, at value	6,930,952
Interest rate contracts	Centrally cleared swaps, at value	73,860	Centrally cleared swaps, at value	87,619
Interest rate contracts	Variation margin receivable	91,092 *	Variation margin payable	19,136 *
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	5,625,055	Unrealized depreciation on foreign currency exchange contracts	7,998,781
Equity contracts	Investments, at value	1,048,427 **	Options written, at value	1,812,645
Foreign exchange contracts	Investments, at value	1,371,023 **	Options written, at value	4,665,143
Credit contracts	Investments, at value	52,857 **	Swaptions written, at value	203,748
Interest rate contracts	Investments, at value	673,634 **	Swaptions written, at value	635,274

Total		$17,475,347		$17,924,440

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$65,114	$239,020	$—	$—	$—	$908,171	$1,212,305
Equity contracts	1,327,165	—	—	—	—	—	1,327,165
Forward currency exchange contracts	7,440,644	59,473	185,313	—	34,677,318	(1,345,511)	41,017,237
Interest rate contracts	(1,787,464)	118,500	—	880,509	—	(1,308,649)	(2,097,104)

Total	$7,045,459	$416,993	$185,313	$880,509	$34,677,318	$(1,745,989)	$41,459,603

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

54        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$(34,395)	$—	$(75,879)	$—	$—	$(1,692,109)	$(1,802,383)
Equity contracts	(331,856)	(428,948)	—	—	—	—	(760,804)
Forward currency exchange contracts	(903,569)	(119,381)	—	—	(17,849,185)	(782,898)	(19,655,033)
Interest rate contracts	859,319	(42,883)	1,443,573	(1,680,984)	—	219,998	799,023

Total	$(410,501)	$(591,212)	$1,367,694	$(1,680,984)	$(17,849,185)	$(2,255,009)	$(21,419,197)

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,136,760	$11,454,890	9,006,106	$48,748,110
Dividends and/or distributions reinvested	5,825,930	29,479,205	5,850,421	31,299,751
Redeemed	(24,456,276)	(130,033,465)	(41,379,216)	(222,681,939)

Net decrease	(16,493,586)	$(89,099,370)	(26,522,689)	$(142,634,078)

Service Shares
Sold	5,910,152	$32,478,345	11,185,648	$61,790,733
Dividends and/or distributions reinvested	15,712,417	81,704,570	11,624,671	63,703,194
Redeemed	(17,764,108)	(97,491,389)	(48,724,577)	(270,038,823)

Net increase (decrease)	3,858,461	$16,691,526	(25,914,258)	$(144,544,896)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$867,783,226	$877,650,198
U.S. government and government agency obligations	7,287,279	9,214,322
To Be Announced (TBA) mortgage-related securities	669,325,753	714,911,810

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.59% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

55        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service Shares.

 The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the six months ended June 30, 2015, the Manager waived $4,981.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $343,518 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

56        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

57        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Strategic Income Fund/VA	6/16/15	88.2%	0.0%	11.8%

58        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

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59        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Michael A. Mata, Vice President
Hemant Baijal, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

PORTFOLIO MANAGER: Michael Levine, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	1/2/03	0.28%	2.75%	15.95%	8.11%
Service Shares	9/18/06	0.18	2.46	14.04	5.09	*
Russell 1000 Value Index		-0.61	4.13	16.50	7.05

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	5.1%
JPMorgan Chase & Co.	4.8
MetLife, Inc.	2.6
Ford Motor Co.	2.4
General Motors Co.	2.4
Assured Guaranty Ltd.	2.3
Kinder Morgan, Inc.	2.2
Apple, Inc.	2.1
Pfizer, Inc.	2.1
Merck & Co., Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of common stocks.

2      OPPENHEIMER EQUITY INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 0.28% during the reporting period, outperforming the Russell 1000 Value Index (the “Index”), which returned -0.61%. The Fund’s outperformance relative to the Index stemmed from stock selection in the consumer discretionary and consumer staples sectors, along with an underweight position in the utilities sector. The Fund underperformed in the health care sector due to less favorable stock selection and an underweight position. Weaker relative stock selection in the industrials and telecommunication services sectors also detracted from the Fund’s performance versus the Index.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equity markets were volatile during the six-month reporting period. After U.S. equities outperformed other developed and emerging market equities in 2014, the market environment shifted over the first half of 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets. European markets rallied and the euro fell against the currencies of most major trading partners. This resulted in European and emerging market equities outperforming U.S. equities over the first half of the period.

Over the second half of the reporting period, fallout from the collapse of oil prices, weak overseas economies and a strong U.S. dollar weighed on U.S. Gross Domestic Product (“GDP”) and corporate profit forecasts. In a repeat of last year, first quarter GDP growth was negative (-0.2%). Meanwhile, the Federal Reserve continued to forewarn a shift in monetary policy to higher interest rates later this year. Outside of the U.S., concerns around Greece’s debt situation emerged yet again late this reporting period. The markets had hoped for an 11th hour resolution to the stand-off between Greece and its creditors, but instead got an escalation of the crisis after the Greek Prime Minister called for a referendum. In the minds of many, this increased the odds of a Greek exit from the Eurozone (“Grexit”) and impacted the markets through the end of the reporting period. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Grexit for the time being.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this reporting period included Apple, Inc., JPMorgan Chase & Co. and Williams Cos, Inc. Apple continued to perform well with the continued success of the iPhone 6, excitement surrounding the introduction of the new iWatch, and an increased dividend and buyback program resulted in strong relative performance. While we continue to like the risk/reward profile of Apple, we did reduce our exposure to the stock during the reporting period. Nevertheless, Apple remains a top ten holding in the portfolio and we continue to like the stock as a result of its low earnings multiple, strong balance sheet, current attractive dividend yield, large share buyback and promising slate of new product opportunities. JPMorgan Chase performed well during the reporting period due primarily to rising interest rates. Higher rates should lead to expanding net interest margins for the company. Additionally, the Federal Reserve Board’s Comprehensive Capital Analysis and Review (CCAR) results were released late in the first quarter, which allowed the company to increase its dividends and continue to buy back stock. Williams is an energy infrastructure company that rallied after it launched a strategic review process to consider a restructuring that could eventually lead to a sale. Shares rallied on the news.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance this reporting period included Micron Technology Inc., Navistar International Corp., and MBIA, Inc. Micron Technology is a leading manufacturer of memory (DRAM and NAND) for the technology industry. Historically, the memory business has been characterized by commodity pricing and boom/bust cycles. We believe that industry consolidation has fundamentally changed the dynamics of the memory market. In our opinion, the dominant three players should be able to limit capacity growth to better match demand and ultimately lead to better pricing. Rational capacity growth combined with steady increases in demand has resulted in better profitability in the memory market. Most of our position in Micron is in its 3% convertible bond, which we believe has an attractive risk/reward profile. Navistar is a heavy truck manufacturer that has been dealing with a relatively soft demand environment. Navistar’s new management has undertaken an extensive restructuring program that has resulted in a lower cost structure. In our opinion, the lower cost structure combined with competitive new products has the potential to ultimately lead to better results. MBIA, Inc. insures municipal bonds and other structured products. Concerns that Puerto Rico would need to restructure much of its debt caused MBIA to decline sharply towards the end of the period. While the Puerto Rico situation is complex and there are many alarming headlines, the reality is that MBIA has significant legal protections, its obligations are spread out over many

3      OPPENHEIMER EQUITY INCOME FUND/VA

years and Puerto Rico still has options to address its obligations which may result in minimal, if any, losses to MBIA. We continue to believe that MBIA will be a solid investment over time.

STRATEGY & OUTLOOK

While volatility has increased during the last few weeks of the period due to the saga surrounding Greece and a sharp downdraft in the local Chinese market, we continue to believe that the markets are positioned to appreciate during the remainder of 2015. The U.S. economy continues to gain momentum, and while interest rates have risen, they remain at historically low levels. Continued easy monetary policy across the globe, strong corporate balance sheets, an improving job market and a strengthening housing market should drive decent economic growth in the U.S. Furthermore, the decline in oil prices continues to be positive for the U.S. consumer. While the strong U.S. dollar will impact corporate earnings, outside of the commodity sectors, we continue to expect improving earnings and we believe dividends should continue to increase in-line with earnings. While interest rates have remained lower for longer than we expected, we continue to believe that interest rates will ultimately move higher, which are likely to result in flat to negative returns for most fixed income asset classes and make equities more appealing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER EQUITY INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$1,002.80	$3.98
Service shares	1,000.00	1,001.80	5.23

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value
Common Stocks—81.6%
Consumer Discretionary—13.6%
Auto Components—1.7%
Lear Corp.	1,715	$192,526

Automobiles—4.9%
Ford Motor Co.[1]	18,275	274,308
General Motors Co.	8,125	270,806
		545,114

Hotels, Restaurants & Leisure—0.1%
Las Vegas Sands Corp.	275	14,457

Household Durables—2.2%
Beazer Homes USA, Inc.[2]	1,215	24,239
MDC Holdings, Inc.	4,655	139,510
PulteGroup, Inc.	325	6,549
Standard Pacific Corp.[2]	8,465	75,423
		245,721

Media—1.6%
DIRECTV[2]	1,410	130,834
Time Warner Cable, Inc.	225	40,088
Viacom, Inc., Cl. B	65	4,202
		175,124

Multiline Retail—0.9%
Kohl’s Corp.	1,635	102,367

Specialty Retail—2.2%
Best Buy Co., Inc.	6,500	211,965
Foot Locker, Inc.	250	16,753
Staples, Inc.	875	13,396
		242,114

Consumer Staples—2.5%
Beverages—0.6%
Molson Coors Brewing Co., Cl. B	770	53,753
PepsiCo, Inc.	170	15,868
		69,621

Food & Staples Retailing—0.6%
Wal-Mart Stores, Inc.	995	70,575

Food Products—0.4%
Kraft Foods Group, Inc.	110	9,366
Pinnacle Foods, Inc.	745	33,927
		43,293

Household Products—0.1%
Procter & Gamble Co. (The)	170	13,301

Tobacco—0.8%
Philip Morris International, Inc.	1,065	85,381

Energy—8.9%
Energy Equipment & Services—0.2%
Ensco plc, Cl. A	935	20,823

Oil, Gas & Consumable Fuels—8.7%
BP plc, Sponsored ADR	2,725	108,891
Chevron Corp.	1,275	122,999
Exxon Mobil Corp.	1,070	89,024
Kinder Morgan, Inc.	6,470	248,383
Marathon Oil Corp.	2,435	64,625
Royal Dutch Shell plc, Cl. A, Sponsored ADR	2,910	165,899
Williams Cos., Inc. (The)	3,035	174,179
		974,000

Financials—28.5%
Capital Markets—4.2%
Goldman Sachs Group, Inc. (The)	980	204,614
KKR & Co. LP3	5,265	120,306

	Shares	Value
Capital Markets (Continued)
Morgan Stanley	3,800	$147,402
		472,322

Commercial Banks—12.2%
Bank of America Corp.	3,800	64,676
Citigroup, Inc.[1]	10,300	568,972
JPMorgan Chase & Co.	7,875	533,610
Wells Fargo & Co.	3,525	198,246
		1,365,504

Insurance—7.1%
American International Group, Inc.	905	55,947
Assured Guaranty Ltd.	10,600	254,294
Genworth Financial, Inc., Cl. A2	5,075	38,418
MBIA, Inc.[2]	13,925	83,689
MetLife, Inc.	5,235	293,108
XL Group plc, Cl. A	1,825	67,890
		793,346

Real Estate Investment Trusts (REITs)—4.7%
Apollo Commercial Real Estate Finance, Inc.	4,025	66,131
Ashford Hospitality Trust, Inc.	2,790	23,603
Blackstone Mortgage Trust, Inc., Cl. A	1,765	49,102
Colony Capital, Inc., Cl. A	4,835	109,513
Communications Sales & Leasing, Inc.	2,535	62,665
iStar Financial, Inc.[2]	1,225	16,317
NorthStar Realty Finance Corp.	1,795	28,540
Starwood Property Trust, Inc.	5,450	117,557
Two Harbors Investment Corp.	5,650	55,031
		528,459

Thrifts & Mortgage Finance—0.3%
Radian Group, Inc.	1,486	27,877

Health Care—8.8%
Health Care Equipment & Supplies—1.1%
Medtronic plc	1,580	117,078

Pharmaceuticals—7.7%
AbbVie, Inc.	1,095	73,573
GlaxoSmithKline plc, Sponsored ADR	1,885	78,510
Johnson & Johnson	715	69,684
Merck & Co., Inc.	3,890	221,458
Mylan NV2	145	9,840
Pfizer, Inc.[1]	6,950	233,033
Roche Holding AG, Sponsored ADR	2,150	75,401
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,780	105,198
		866,697

Industrials—4.8%
Aerospace & Defense—0.3%
Textron, Inc.	675	30,125

Airlines—1.3%
Delta Air Lines, Inc.	95	3,903
United Continental Holdings, Inc.[2]	2,705	143,392
		147,295

Commercial Services & Supplies—0.8%
R.R. Donnelley & Sons Co.	5,345	93,163

Electrical Equipment—0.4%
Eaton Corp. plc	340	22,947
General Cable Corp.	1,350	26,635
		49,582

Industrial Conglomerates—0.9%
General Electric Co.[1]	3,850	102,295

Machinery—0.7%
Navistar International Corp.[2]	3,475	78,639

6      OPPENHEIMER EQUITY INCOME FUND/VA

	Shares	Value
Marine—0.2%
Costamare, Inc.	1,045	$19,197

Road & Rail—0.2%
CSX Corp.	500	16,325

Information Technology—6.2%
Communications Equipment—1.3%
Cisco Systems, Inc.	3,000	82,380
QUALCOMM, Inc.	1,000	62,630
		145,010
Internet Software & Services—0.5%
Google, Inc., Cl. C2	105	54,653

Semiconductors & Semiconductor Equipment—0.4%
Intel Corp.	175	5,323
Micron Technology, Inc.[2]	1,765	33,252
		38,575
Software—1.2%
Microsoft Corp.[1]	3,125	137,969

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	1,900	238,308
EMC Corp.	1,285	33,911
Hewlett-Packard Co.	625	18,756
Seagate Technology plc	540	25,650
		316,625
Materials—2.9%
Chemicals—0.5%
LyondellBasell Industries NV, Cl. A	545	56,418

Containers & Packaging—0.1%
Packaging Corp. of America	245	15,310

Metals & Mining—0.7%
Allegheny Technologies, Inc.	1,425	43,035
Freeport-McMoRan, Inc.	2,155	40,126
		83,161
Paper & Forest Products—1.6%
Domtar Corp.	2,605	107,847
International Paper Co.	1,195	56,870
Louisiana-Pacific Corp.[2]	625	10,644
		175,361
Telecommunication Services—2.9%
Diversified Telecommunication Services—2.9%
AT&T, Inc.	125	4,440
CenturyLink, Inc.	4,250	124,865
Frontier Communications Corp.	16,100	79,695
Verizon Communications, Inc.	2,215	103,241
Windstream Holdings, Inc.	2,035	12,984
		325,225
Utilities—2.5%
Electric Utilities—2.0%
American Electric Power Co., Inc.	1,325	70,185
Edison International	1,150	63,917
FirstEnergy Corp.	490	15,950
PPL Corp.	2,745	80,895
		230,947
Independent Power and Renewable Electricity Producers—0.5%
NRG Energy, Inc.	2,090	47,819
Talen Energy Corp.[2]	370	6,349
		54,168
Total Common Stocks (Cost $8,188,192)		9,135,743

	Shares	Value
Preferred Stocks—5.1%
Alcoa, Inc., 5.375% Cv., Non-Vtg.	435	$17,196
American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	1,000	25,150
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	32,760
Beazer Homes USA, Inc., 7.50% Cv.	2,240	63,459
Dominion Resources, Inc., 6.375% Cv.	400	18,680
Exelon Corp., 6.50% Cv.	950	43,092
Frontier Communications Corp., Series A, 11.125% Cv., Non-Vtg.[2]	570	56,943
iStar Financial, Inc., 4.50% Cv., Non-Vtg.	1,930	110,473
Post Holdings, Inc., 2.50% Cv.[4]	485	51,077
Post Holdings, Inc., 5.25% Cv.	1,015	106,575
Southwestern Energy Co., 6.25% Cv., Non-Vtg.	920	45,420
Total Preferred Stocks (Cost $564,185)		570,825

	Units
Rights, Warrants and Certificates—0.1%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $18,343)	4,925	13,297

	Principal Amount
Non-Convertible Corporate Bonds and Notes—0.6%
J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	$39,000	35,393
5.75% Sr. Unsec. Nts., 2/15/18	3,000	2,951
MBIA Insurance Corp., 11.535% Sub. Nts., 1/15/33[4,5]	65,000	31,850
Total Non-Convertible Corporate Bonds and Notes (Cost $82,515)		70,194

Convertible Corporate Bonds and Notes—8.8%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/296	146,000	121,727
iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	60,100	72,571
MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	62,000	71,494
9.00% Cv. Jr. Sub. Nts., 4/1/63[4]	205,000	266,628
Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	133,000	120,781
Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	102,000	87,465
4.75% Cv. Sr. Sub. Nts., 4/15/19	119,000	102,414
Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	95,000	16,506
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19[1]	67,500	120,108
Total Convertible Corporate Bonds and Notes (Cost $1,026,678)		979,694

	Shares
Structured Securities—3.1%
Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 10/28/15[2,4]	2,476	21,525
Bank of America Merrill Lynch, American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 10/26/15[4]	818	17,477
Bank of America Merrill Lynch, Louisiana- Pacific Corp. Equity Linked Nts., 8/12/15[4]	1,465	25,206
Bank of America Merrill Lynch, Standard Pacific Corp. Equity Linked Nts., 8/31/15[4]	2,874	25,614
Barclays Bank plc, J.C. Penney Co., Inc. Yield Enhanced Equity Linked Debt Securities, 9/11/15	3,247	26,954
Citigroup, Inc., Apple, Inc. Equity Linked Nts., 8/31/15[4]	379	48,488

7      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Structured Securities—3.1%
Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 12/7/15[4]	2,910	$24,766
Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 8/12/15[4]	1,270	10,896
Credit Suisse AG (New York Branch), MGIC Investment Corp. Equity Linked Nts., 9/4/15	2,688	28,401
Credit Suisse AG (New York Branch), Radian Group, Inc. Equity Linked Nts., 8/20/15	1,593	28,445
Deutsche Bank AG (London), Standard Pacific Corp. Equity Linked Nts., 12/18/15[4]	2,819	24,803
Goldman Sachs Group, Inc. (The), Louisiana-Pacific Corp. Equity Linked Nts., 8/20/15[4]	1,468	25,065
Morgan Stanley, Louisiana-Pacific Corp. Equity Linked Nts., 8/3/15[4]	620	10,668
Morgan Stanley, Standard Pacific Corp. Equity Linked Nts., 9/29/15[4]	2,921	25,833
Total Structured Securities (Cost $334,951)		344,141

			Shares		Value
Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[7,8] (Cost $122,706)				122,706	$122,706

	Exercise Price	Expiration Date	Contracts
Exchange-Traded Options Purchased—0.0%
Medtronic plc Put[2]	USD 70.000	7/17/15	USD	8	192
Navistar International Corp. Call[2]	USD 35.000	7/17/15	USD	4	60
Navistar International Corp. Put[2]	USD 25.000	7/17/15	USD	10	2,575
Total Exchange-Traded Options Purchased (Cost $1,065)					2,827
Total Investments, at Value (Cost $10,338,635)				100.4%	11,239,427
Net Other Assets (Liabilities)				(0.4)	(41,506)

Net Assets				100.0%	$11,197,921

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $216,050. See Note 5 of the accompanying Notes.

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $609,896 or 5.45% of the Fund’s net assets as of June 30, 2015.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Rate shown is the 7-day yield as of June 30, 2015.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	96,193	1,378,370	1,351,857	122,706

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$122,706	$41

Exchange-Traded Options Written at June 30, 2015
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
American International Group, Inc. Call	USD	65.000	7/17/15	USD	(5)	$347	$(80)
Applied Materials, Inc. Put	USD	20.000	7/17/15	USD	(8)	504	(752)
Bank of America Corp. Call	USD	18.000	7/17/15	USD	(4)	80	(28)
Beazer Homes USA, Inc. Put	USD	18.000	7/17/15	USD	(4)	156	(30)
Best Buy Co., Inc. Put	USD	35.000	8/21/15	USD	(4)	708	(1,060)
CSX Corp. Call	USD	35.000	7/17/15	USD	(5)	651	(100)
Edison International Put	USD	60.000	7/17/15	USD	(4)	788	(1,784)
Frontier Communications Corp. Put	USD	5.000	7/17/15	USD	(10)	200	(150)
Frontier Communications Corp. Put	USD	5.000	8/21/15	USD	(15)	324	(405)
General Electric Co. Put	USD	27.000	7/17/15	USD	(4)	156	(288)
Genworth Financial, Inc. Put	USD	8.000	7/17/15	USD	(14)	543	(700)
J.C. Penney, Inc. Put	USD	9.000	7/17/15	USD	(4)	289	(240)
JPMorgan Chase & Co. Call	USD	70.000	7/17/15	USD	(4)	171	(144)
LyondellBasell Industries NV Call	USD	105.000	7/17/15	USD	(4)	828	(620)
Medtronic plc Put	USD	75.000	7/17/15	USD	(4)	554	(632)
Micron Technology, Inc. Put	USD	27.000	7/17/15	USD	(5)	715	(4,065)
Micron Technology, Inc. Put	USD	30.000	7/17/15	USD	(4)	1,308	(4,456)
Mylan NV Put	USD	72.500	7/17/15	USD	(4)	1,148	(2,230)
Navistar International Corp. Put	USD	29.000	7/17/15	USD	(10)	1,682	(6,500)
Staples, Inc. Put	USD	16.000	7/17/15	USD	(4)	126	(320)
Teva Pharmaceutical Industries Ltd. Put	USD	62.500	7/17/15	USD	(4)	1,098	(1,480)
United Continental Holdings, Inc. Put	USD	67.500	9/18/15	USD	(5)	6,960	(7,188)
United Continental Holdings, Inc. Put	USD	62.500	9/18/15	USD	(8)	7,895	(8,040)

Total Exchange-Traded Options Written						$27,231	$(41,292)

See accompanying Notes to Financial Statements.

8      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,215,929)	$11,116,721
Affiliated companies (cost $122,706)	122,706

11,239,427

Cash	2,655

Receivables and other assets:
Investments sold	33,862
Interest and dividends	32,065
Shares of beneficial interest sold	1,051
Other	12,889

Total assets	11,321,949

Liabilities
Options written, at value (premiums received $27,231)	41,292

Payables and other liabilities:
Investments purchased	38,278
Legal, auditing and other professional fees	15,971
Trustees’ compensation	10,840
Shares of beneficial interest redeemed	8,297
Shareholder communications	6,568
Distribution and service plan fees	2,306
Other	476

Total liabilities	124,028

Net Assets	$11,197,921

Composition of Net Assets
Par value of shares of beneficial interest	$859

Additional paid-in capital	9,995,562

Accumulated net investment income	92,898

Accumulated net realized gain on investments	221,871

Net unrealized appreciation on investments	886,731

Net Assets	$11,197,921

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $320,492 and 29,743 shares of beneficial interest outstanding)	$10.78

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $10,877,429 and 829,359 shares of beneficial interest outstanding)	$13.12

See accompanying Notes to Financial Statements.

9      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 948)	$219,029
Affiliated companies	41

Interest	14,828

Total investment income	233,898

Expenses
Management fees	43,136

Distribution and service plan fees - Service shares	13,984

Transfer and shareholder servicing agent fees:
Non-Service shares	157
Service shares	5,594

Shareholder communications:
Non-Service shares	123
Service shares	4,426

Legal, auditing and other professional fees	18,159

Trustees’ compensation	4,749

Custodian fees and expenses	607

Other	2,664

Total expenses	93,599
Less reduction to custodian expenses	(1)
Less waivers and reimbursements of expenses	(33,528)

Net expenses	60,070

Net Investment Income	173,828

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (including premiums on options exercised)	277,379
Closing and expiration of option contracts written	33,775

Net realized gain	311,154

Net change in unrealized appreciation/depreciation on:
Investments	(441,553)
Option contracts written	(15,933)

Net change in unrealized appreciation/depreciation	(457,486)

Net Increase in Net Assets Resulting from Operations	$27,496

See accompanying Notes to Financial Statements.

10      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations
Net investment income	$173,828	$206,461

Net realized gain	311,154	877,321

Net change in unrealized appreciation/depreciation	(457,486)	78,166

Net increase in net assets resulting from operations	27,496	1,161,948

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(10,233)	(4,861)
Service shares	(287,911)	(162,231)

	(298,144)	(167,092)

Distributions from net realized gain:
Non-Service shares	(25,987)	(12,986)
Service shares	(746,892)	(451,817)

	(772,879)	(464,803)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	54,638	64,450
Service shares	679,215	(175,637)

	733,853	(111,187)

Net Assets
Total increase (decrease)	(309,674)	418,866

Beginning of period	11,507,595	11,088,729

End of period (including accumulated net investment income of $92,898 and $217,214, respectively)	$11,197,921	$11,507,595

See accompanying Notes to Financial Statements.

11      OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$12.09	$11.64	$9.15	$8.00	$8.49	$7.22

Income (loss) from investment operations:
Net investment income[2]	0.20	0.25	0.21	0.16	0.15	0.11
Net realized and unrealized gain (loss)	(0.13)	1.01	2.42	1.11	(0.56)	1.24

Total from investment operations	0.07	1.26	2.63	1.27	(0.41)	1.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.22)	(0.14)	(0.12)	(0.08)	(0.08)
Distributions from net realized gain	(0.99)	(0.59)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.38)	(0.81)	(0.14)	(0.12)	(0.08)	(0.08)

Net asset value, end of period	$10.78	$12.09	$11.64	$9.15	$8.00	$8.49

Total Return, at Net Asset Value[3]	0.28%	11.08%	28.93%	16.08%	(4.93)%	18.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$321	$302	$227	$154	$104	$92

Average net assets (in thousands)	$317	$266	$195	$132	$101	$57

Ratios to average net assets:[4]
Net investment income	3.24%	2.08%	2.00%	1.82%	1.78%	1.46%
Total expenses[5]	1.38%	1.42%	1.64%	1.75%	1.83%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.57%

Portfolio turnover rate	26%	40%	159%	87%	86%	109%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.38%
Year Ended December 31, 2014	1.42%
Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER EQUITY INCOME FUND/VA

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$14.43	$13.78	$10.83	$9.69	$10.23	$8.99

Income (loss) from investment operations:
Net investment income[2]	0.22	0.26	0.22	0.13	0.11	0.08
Net realized and unrealized gain (loss)	(0.16)	1.19	2.87	1.13	(0.56)	1.24

Total from investment operations	0.06	1.45	3.09	1.26	(0.45)	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.21)	(0.14)	(0.12)	(0.09)	(0.08)
Distributions from net realized gain	(0.99)	(0.59)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.37)	(0.80)	(0.14)	(0.12)	(0.09)	(0.08)

Net asset value, end of period	$13.12	$14.43	$13.78	$10.83	$9.69	$10.23

Total Return, at Net Asset Value[3]	0.18%	10.73%	28.70%	13.09%	(4.48)%	14.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,877	$11,206	$10,862	$6,897	$6,885	$7,311

Average net assets (in thousands)	$11,278	$11,020	$8,549	$7,095	$7,449	$7,008

Ratios to average net assets:[4]
Net investment income	3.02%	1.82%	1.78%	1.26%	1.08%	0.85%
Total expenses[5]	1.63%	1.67%	1.89%	1.93%	1.90%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.04%	1.05%	0.93%

Portfolio turnover rate	26%	40%	159%	87%	86%	109%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.63%
Year Ended December 31, 2014	1.67%
Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

14      OPPENHEIMER EQUITY INCOME FUND/VA

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,388,447
Federal tax cost of other investments	(27,230)

Total federal tax cost	$10,361,217

Gross unrealized appreciation	$1,417,899
Gross unrealized depreciation	(580,981)

Net unrealized appreciation	$836,918

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign

15      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

16      OPPENHEIMER EQUITY INCOME FUND/VA

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,517,423	$—	$—	$1,517,423
Consumer Staples	282,171	—	—	282,171
Energy	994,823	—	—	994,823
Financials	3,187,508	—	—	3,187,508
Health Care	983,775	—	—	983,775
Industrials	536,621	—	—	536,621
Information Technology	692,832	—	—	692,832
Materials	330,250	—	—	330,250
Telecommunication Services	325,225	—	—	325,225
Utilities	285,115	—	—	285,115
Preferred Stocks	409,275	161,550	—	570,825
Rights, Warrants and Certificates	13,297	—	—	13,297
Non-Convertible Corporate Bonds and Notes	—	70,194	—	70,194
Convertible Corporate Bonds and Notes	—	979,694	—	979,694
Structured Securities	—	344,141	—	344,141
Exchange-Traded Options Purchased	2,827	—	—	2,827
Investment Company	122,706	—	—	122,706

Total Assets	$9,683,848	$1,555,579	$—	$11,239,427

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(41,292)	$—	$(41,292)

Total Liabilities	$—	$(41,292)	$—	$(41,292)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently

17      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of June 30, 2015. Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$48,697
Market Value	$31,850
Market Value as % of Net Assets	0.28%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

18      OPPENHEIMER EQUITY INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $16 and $819 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $3,272 and $12,914 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 30, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2014	60	$ 7,445
Options written	610	81,851
Options closed or expired	(339)	(33,775)
Options exercised	(194)	(28,290)

Options outstanding as of June 30, 2015	137	$ 27,231

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a

19      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 30, 2015:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	$2,827	*	Options written, at value	$41,292

*Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of option contracts written	Total

Equity contracts	$ (4,705)	$ 33,775	$29,070

*Includes purchased option contracts and purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$ 1,799	$ (15,933)	$(14,134)

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,521	$30,570	6,123	$72,670
Dividends and/or distributions reinvested	3,275	36,220	1,525	17,847
Redeemed	(992)	(12,152)	(2,228)	(26,067)

Net increase	4,804	$54,638	5,420	$64,450

Service Shares
Sold	55,458	$801,504	91,016	$1,284,880
Dividends and/or distributions reinvested	76,880	1,034,803	43,892	614,048
Redeemed	(79,544)	(1,157,092)	(146,710)	(2,074,565)

Net increase (decrease)	52,794	$679,215	(11,802)	$(175,637)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$2,991,268	$3,177,108

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

20      OPPENHEIMER EQUITY INCOME FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $919 and $32,574 for Non-Service and Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $35 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class

21      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Pending Litigation (Continued)

representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

22      OPPENHEIMER EQUITY INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23      OPPENHEIMER EQUITY INCOME FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Equity Income Fund/VA	6/16/15	20.2%	79.8%	0.0%

24      OPPENHEIMER EQUITY INCOME FUND/VA

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27      OPPENHEIMER EQUITY INCOME FUND/VA

OPPENHEIMER EQUITY INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael S. Levine, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

June 30, 2015

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings
Fund Performance Discussion
Financial Statements

* Prior to April 30, 2015, the Fund was named Oppenheimer Diversified Alternatives Fund/VA

PORTFOLIO MANAGERS: Mark Hamilton; David Wharmby, CFA; Brian Watson, CFA; Benjamin Rockmuller, CFA; and Dokyoung Lee

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/15

	Inception Date	6-Months	1-Year	Since Inception
Non-Service Shares	11/14/13	-0.10%	-2.64%	3.15%
Service Shares	11/14/13	-0.20	-2.84	2.99
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.01	0.02	0.04
Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Bank of America (BofA) Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged, includes the reinvestment of dividends and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS
Honeywell International, Inc.	0.6%
Macy’s, Inc.	0.5
Starwood Property Trust, Inc.	0.5
BCE, Inc.	0.5
Brinker International, Inc.	0.5
UnitedHealth Group, Inc.	0.5
Allergan plc	0.4
Google, Inc., Cl. A	0.4
Cinemark Holdings, Inc.	0.4
Energy Transfer Equity LP	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of common stocks.

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned -0.10% during the reporting period. On a relative basis, the Fund underperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which produced a return of 0.01%.

MARKET OVERVIEW

The opening months of 2015 were marked by cooling U.S. growth after the strong fourth quarter of 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners.

Over the second half of the reporting period, market volatility returned despite a continuation of slow and stable growth in the U.S. Deflationary pressures also appeared to have subsided during the period. U.S. Treasury rates rose, although they still reside at historically low levels. Oil prices rebounded from around $48 dollars per barrel to nearly $60 dollars per barrel. It is important to note that while these levels still represent a significant discount to previous years, we believe the lower prices should continue to have a stimulative effect on developed and emerging world oil importers. Meanwhile, emerging issues in Greece highlighted downside risks to the global economy and capital markets. Greece’s ongoing negotiations with creditors and ultimate default on a $1.7 billion International Monetary Fund (“IMF”) payment on June 30, 2015, led to a more challenging environment for the Eurozone. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit for the time being.

Longer-term U.S. Treasury rates continued to swing fairly wildly during the reporting period. Over the first half of the reporting period, the 10-year treasury rate fell, starting the reporting period at 2.17% and declining to 1.92% at the end of March. However, over the second half of the reporting period, longer-term U.S. Treasury rates marched higher as the 10-year treasury rate increased to 2.49% before ending the period at 2.35% due to the uncertainty around Greece. This net upward movement in rates ultimately contributed to U.S. Treasuries generating negative total returns during this time and for the overall reporting period.

FUND REVIEW

During the reporting period, top performers for the Fund included its fundamental alpha-oriented alternative strategy and its exposure to senior loans. The fundamental alpha-oriented alternative strategy offers the flexibility often associated with hedge fund-like strategies, while providing daily liquidity and transparency. The strategy seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long-term. The investment process has an underlying value philosophy that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The strategy is able to invest both long and short across three distinct alternative investment strategies including Long/Short Equity, Long/Short Credit, and Long/Short other assets (which can include currencies, rates, sovereigns, and commodities). The Long/Short Equity and Long/Short Credit strategies were the strongest performers this reporting period. In terms of senior loans, the Fund invests primarily in below-investment-grade loans issued by companies that have senior or secured claims on assets. The interest rates on the loans are floating so they provide a source of income with lower sensitivity to interest rate movements. The team employs a bottom-up fundamental approach to finding senior loans issued by companies with leading market share, innovative products, valuable assets and well regarded management. The senior loan market had a positive period mostly supported by strong technical factors. These included strong demand and an improved asset class flow environment. This income alternative proved to be a good diversifier by producing a positive return in a rising interest rate environment.

Top detractors from performance this reporting period included the Fund’s exposure to energy infrastructure master limited partnerships (“MLPs”) and its quantitative-driven alternative investment strategies. Our MLP strategy seeks to invest in U.S. midstream MLPs that the investment team believes have attractive risk and reward characteristics. MLPs had a difficult period as continued weakness in energy related commodities drove prices lower. MLPs also typically utilize fixed rate debt for a majority of their borrowing, which are typically more sensitive to shifts in interest rates. This led MLPs to suffer with the back-up in interest rates this reporting period. More importantly, we believe investment returns available to most midstream participants are robust enough that a reasonable increase in borrowing costs will not overly impact the profitability of midstream investment opportunities. Given the relatively low yield environment we are facing, over the long-term we believe investor interest in income generating asset classes will remain strong, and that MLPs are positioned to benefit. The Fund’s quantitative-driven alternative investment strategies leverages four key strategies that seek to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. The largest detractor was the Global Macro strategy, which involves tactical positioning in broad asset and/or sector

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

classes. The strategy was hurt from mistimed tilts on interest rates and equities. The underperformance was partially offset by the Equity Market Neutral strategy, which had positive performance for the period.

STRATEGY & OUTLOOK

The Fund is comprised of a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. The alternative strategies (e.g. quantitative-driven alternative investment strategies, fundamental alpha-oriented alternative strategy, and currency alpha strategy), which are more alpha-oriented, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g. MLPs, senior loans, and event-linked bonds) generally provide exposure to relatively stable income producing assets with potentially less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives (commodities and global real estate), have the potential to help guard against inflation over the long term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates, and inflationary shocks.

Over the second half of the reporting period, diverging central bank polices caused global equities to outperform their domestic counterparts as volatility increased and returns tapered off in U.S. equities. Going forward, we expect more measured returns to both stocks and bonds. Given we are in a world where QE is the norm internationally but not in the U.S., we expect to see greater dispersion across financial assets. In such an environment further diversifying in alternatives can improve the risk/reward profile for investors.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$999.00	$6.86
Service shares	1,000.00	998.00	8.06

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,017.95	6.93
Service shares	1,000.00	1,016.76	8.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	1.38%
Service shares	1.62

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value
Common Stocks—26.2%
Consumer Discretionary—2.1%
Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc.[1,3]	35,245	$2,031,874
Fujita Kanko, Inc.	43,000	138,721

		2,170,595

Internet & Catalog Retail—0.0%
Orbitz Worldwide, Inc.[2]	13,965	159,480

Media—0.7%
Cinemark Holdings, Inc.[1,3]	41,660	1,673,482
DISH Network Corp., Cl. A2	13,163	891,267
SFX Entertainment, Inc.[2]	62,444	280,373

		2,845,122

Multiline Retail—0.9%
Macy’s, Inc.[1,3]	33,365	2,251,137
Target Corp.[1,3]	15,905	1,298,325

		3,549,462

Consumer Staples—0.7%
Beverages—0.2%
Coca-Cola Co. (The)[1,3]	19,460	763,416

Tobacco—0.5%
Altria Group, Inc.[1,3]	26,642	1,303,060
Philip Morris International, Inc.[1]	11,110	890,689

		2,193,749

Energy—6.0%
Energy Equipment & Services—0.3%
Schlumberger Ltd.	7,335	632,203
Seadrill Partners LLC[4]	32,241	397,854

		1,030,057

Oil, Gas & Consumable Fuels—5.7%
Buckeye Partners LP1,4	13,575	1,003,600
Canadian Natural Resources Ltd.	11,272	305,941
Chevron Corp.	6,065	585,091
ConocoPhillips[3]	12,060	740,605
DCP Midstream Partners LP3,4	9,390	288,179
Energy Transfer Equity LP3,4	25,805	1,655,907
Energy Transfer Partners LP1,3,4	31,502	1,644,404
Enterprise Products Partners LP1,3,4	55,050	1,645,444
EOG Resources, Inc.	7,195	629,922
EQT Midstream Partners LP1,4	9,220	751,799
Genesis Energy LP1,4	14,755	647,597
Magellan Midstream Partners LP3,4	21,585	1,583,907
MarkWest Energy Partners LP4	13,545	763,667
NGL Energy Partners LP1,3,4	20,355	617,367
Niska Gas Storage Partners LLC, Cl. U4	82,643	304,126
Noble Energy, Inc.[1]	9,900	422,532
NuStar Energy LP1,4	1,060	62,911
NuStar GP Holdings LLC[4]	10,960	417,138
ONEOK, Inc.	10,585	417,896
Plains All American Pipeline LP1,4	27,735	1,208,414
Plains GP Holdings LP, Cl. A	3,300	85,272
Spectra Energy Partners LP1,4	8,305	382,860
Sunoco Logistics Partners LP3,4	38,795	1,475,374
Tallgrass Energy GP LP, Cl. A2	18,078	581,208
Tallgrass Energy Partners LP4	12,200	586,576
Targa Resources Corp.	2,300	205,206
Targa Resources Partners LP1,4	12,119	467,793
TC PipeLines LP4	18,920	1,078,440
Tesoro Logistics LP4	11,505	657,166
TransMontaigne Partners LP4	6,005	228,190
Valero Energy Corp.[3]	7,620	477,012
Western Gas Partners LP4	4,875	308,929
Williams Cos., Inc. (The)[1]	4,440	254,812

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Williams Partners LP4	30,407	$1,472,611

		23,957,896

Financials—7.3%
Capital Markets—0.0%
Goldman Sachs Group, Inc. (The)	668	139,472

Commercial Banks—0.7%
Citigroup, Inc.[1,3]	15,280	844,067
JPMorgan Chase & Co.[3]	14,815	1,003,865
M&T Bank Corp.	6,325	790,182
Wells Fargo & Co.	5,880	330,691

		2,968,805

Insurance—0.8%
ACE Ltd.[1]	15,625	1,588,750
Allstate Corp. (The)	9,260	600,696
HCC Insurance Holdings, Inc.	4,438	341,016
Meadowbrook Insurance Group, Inc.	18,552	159,547
Unum Group	16,500	589,875

		3,279,884

Real Estate Investment Trusts (REITs)—4.8%
Acadia Realty Trust	11,210	326,323
Alexandria Real Estate Equities, Inc.	1,520	132,939
American Assets Trust, Inc.	9,815	384,846
Associated Estates Realty Corp.	7,531	215,612
AvalonBay Communities, Inc.	3,987	637,402
Blackstone Mortgage Trust, Inc., Cl. A	40,485	1,126,293
Boston Properties, Inc.	3,960	479,318
Canadian Real Estate Investment Trust	4,680	159,060
Champion REIT	183,000	100,191
Chatham Lodging Trust	5,260	139,232
Chesapeake Lodging Trust	11,210	341,681
CubeSmart	21,400	495,624
Derwent London plc	5,650	301,693
Dexus Property Group	33,300	186,312
Equity Residential	12,540	879,932
Essex Property Trust, Inc.	3,810	809,625
Eurocommercial Properties NV	3,219	134,579
Excel Trust, Inc.	12,475	196,731
Extra Space Storage, Inc.	7,190	468,932
FelCor Lodging Trust, Inc.	29,770	294,128
Fortune Real Estate Investment Trust	132,000	133,336
Frasers Centrepoint Trust	89,000	136,050
Goodman Group	46,800	225,827
Great Portland Estates plc	24,740	302,025
Hammerson plc	25,050	242,574
Health Care REIT, Inc.	8,480	556,542
Highwoods Properties, Inc.	8,310	331,984
Home Properties, Inc.	4,730	345,526
Host Hotels & Resorts, Inc.	7,262	144,005
Invincible Investment Corp.	170	90,658
Japan Retail Fund Investment Corp.	82	163,991
Kilroy Realty Corp.	5,460	366,639
Kimco Realty Corp.	9,020	203,311
Klepierre	5,910	259,741
Land Securities Group plc	19,860	375,450
LaSalle Hotel Properties	6,210	220,207
Link REIT (The)	23,500	137,618
Macerich Co. (The)	9,065	676,249
Paramount Group, Inc.	8,760	150,322
Physicians Realty Trust	9,650	148,224
Regency Centers Corp.	6,580	388,088
Simon Property Group, Inc.	7,230	1,250,935
Sovran Self Storage, Inc.	3,290	285,934
Starwood Property Trust, Inc.	102,240	2,205,317
Tanger Factory Outlet Centers, Inc.	7,230	229,191
Taubman Centers, Inc.	2,830	196,685

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
UDR, Inc.	14,430	$462,193
Unibail-Rodamco SE	2,240	568,396
Vastned Retail NV	2,188	96,310
Ventas, Inc.	6,190	384,337
Vornado Realty Trust	3,840	364,531
Westfield Corp.	101,007	705,181

		20,157,830

Real Estate Management & Development—1.0%
CapitaLand Ltd.	86,000	223,228
Daiwa House Industry Co. Ltd.	12,000	279,555
Deutsche Annington Immobilien SE	6,653	187,547
Global Logistic Properties Ltd.	143,000	268,128
Hang Lung Properties Ltd.	71,000	210,579
Helical Bar plc	25,650	162,694
Hufvudstaden AB, Cl. A	9,527	115,831
Mitsubishi Estate Co. Ltd.	19,100	410,330
Mitsui Fudosan Co. Ltd.	29,000	809,661
St. Modwen Properties plc	24,720	176,151
Sumitomo Realty & Development Co. Ltd.	11,400	399,586
Sun Hung Kai Properties Ltd.	31,000	503,195
Swire Properties Ltd.	66,200	210,084
Unite Group plc (The)	21,820	195,814
Wharf Holdings Ltd. (The)	12,000	79,813

		4,232,196

Health Care—2.8%
Biotechnology—0.0%
Chelsea Therapeutics, Inc.[2,5]	10,531	—

Health Care Equipment & Supplies—0.4%
Baxter International, Inc.[1,3]	17,835	1,247,202
Medtronic plc	5,932	439,561

		1,686,763

Health Care Providers & Services—0.9%
Catamaran Corp.[2]	3,034	185,317
Express Scripts Holding Co.[2]	3,870	344,198
HCA Holdings, Inc.[2]	3,185	288,943
Omnicare, Inc.	3,319	312,816
UnitedHealth Group, Inc.[1,3]	16,295	1,987,990
Universal Health Services, Inc., Cl. B3	5,055	718,315

		3,837,579

Pharmaceuticals—1.5%
Allergan plc[2,3]	5,740	1,741,860
Ambit Biosciences Corp.[2,5]	10,347	6,208
Durata Therapeutics[2,5]	6,530	—
Furiex Pharmaceuticals, Inc.[2,5]	636	3,107
Hospira, Inc.[2]	1,858	164,823
Merck & Co., Inc.[1,3]	22,865	1,301,705
Novartis AG, ADR[3]	14,950	1,470,183
Roche Holding AG	5,148	1,445,319
Teva Pharmaceutical Industries Ltd.[2]	10	—

		6,133,205

Industrials—2.7%
Aerospace & Defense—1.2%
Honeywell International, Inc.[1,3]	24,010	2,448,300
Lockheed Martin Corp.	6,715	1,248,318
Northrop Grumman Corp.[1]	8,800	1,395,944

		5,092,562

Airlines—0.1%
United Continental Holdings, Inc.[2]	6,530	346,155

Commercial Services & Supplies—0.5%
Metalico, Inc.[2]	598,625	305,299
Republic Services, Inc., Cl. A	31,310	1,226,412

	Shares	Value
Commercial Services & Supplies (Continued)
Tyco International plc[3]	16,985	$653,583

		2,185,294

Construction & Engineering—0.2%
Quanta Services, Inc.[1,2]	34,090	982,474

Electrical Equipment—0.1%
Polypore International, Inc.[2]	2,788	166,945

Machinery—0.2%
Flowserve Corp.[1]	12,990	684,054
Pall Corp.	2,549	317,223

		1,001,277

Road & Rail—0.1%
Quality Distribution, Inc.[2]	20,323	314,193
Union Pacific Corp.	2,180	207,907

		522,100

Trading Companies & Distributors—0.3%
AerCap Holdings NV2,3	22,720	1,040,349

Information Technology—2.4%
Communications Equipment—0.9%
Juniper Networks, Inc.[1,3]	55,690	1,446,269
QUALCOMM, Inc.[3]	22,890	1,433,601
Telefonaktiebolaget LM Ericsson, Cl. B	81,454	843,174

		3,723,044

Internet Software & Services—0.5%
Dealertrack Technologies, Inc.[2]	5,499	345,282
Google, Inc., Cl. A1,[2]	3,206	1,731,369

		2,076,651

IT Services—0.1%
IGATE Corp.[2]	4,547	216,846

Semiconductors & Semiconductor Equipment—0.4%
Altera Corp.	6,037	309,095
Integrated Silicon Solution, Inc.	8,768	194,124
OmniVision Technologies, Inc.[2]	7,320	191,747
Xilinx, Inc.[3]	24,395	1,077,283

		1,772,249

Software—0.2%
Advent Software, Inc.[1]	3,768	166,583
ClickSoftware Technologies Ltd.[2]	17,231	216,594
Informatica Corp.[2]	4,153	201,296
Rally Software Development Corp.[2]	16,792	326,604

		911,077

Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc.[1,3]	11,210	1,406,014

Materials—1.1%
Chemicals—0.9%
Celanese Corp., Series A, Cl. A1	12,990	933,721
LyondellBasell Industries NV, Cl. A	14,536	1,504,767
Methanex Corp.	19,485	1,084,535
OM Group, Inc.	9,626	323,434

		3,846,457

Containers & Packaging—0.2%
Sonoco Products Co.[1]	14,690	629,613

Telecommunication Services—0.5%
Diversified Telecommunication Services—0.5%
BCE, Inc.[1,3]	48,615	2,066,137

Wireless Telecommunication Services—0.0%
NII Holdings, Inc.[2]	605	9,886

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares		Value
Utilities—0.6%
Electric Utilities—0.5%
Edison International[1,3]		19,595	$1,089,090
PPL Corp.[1]		31,635	932,283

			2,021,373

Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust		52,072	651
NRG Energy, Inc.		171	3,918
Talen Energy Corp.[1,2]		3,856	66,169

			70,738

Multi-Utilities—0.1%
CMS Energy Corp.[1]		9,270	295,157

Total Common Stocks (Cost $110,688,878)			109,487,909

Preferred Stocks—0.5%
M&T Bank Corp., 6.375% Cum., Series A, Non- Vtg.		340	345,100
M&T Bank Corp., 6.375% Cum., Series C, Non- Vtg.		475	489,250
U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg.[6]		43,700	1,163,731

Total Preferred Stocks (Cost $2,039,508)			1,998,081

	Principal Amount
Asset-Backed Securities—3.8%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.445%, 5/10/32[6,7]		$1,020,793	1,009,360
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.456%, 6/15/32[6,7]		4,630,102	3,859,626
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 1.487%, 3/25/37[6,8]		1,600,000	1,478,145
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.486%, 9/15/41[6,7]		2,009,956	1,477,715
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.637%, 12/25/35[6]		1,836,000	1,645,221
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.567%, 12/25/35[6]		1,780,000	1,518,342
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 0.907%, 3/25/35[6]		1,349,704	1,192,501
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 0.637%, 10/25/35		4,250,000	3,480,678

Total Asset-Backed Securities (Cost $15,851,825)			15,661,588

Mortgage-Backed Obligation—0.5%
RAMP Series 2005-RS6 Trust, Series 2005- RS6, Cl. M4, 0.837%, 6/25/35[6] (Cost $2,029,529)		2,300,000	1,998,937

Foreign Government Obligations—7.0%
Brazil—2.8%
Federative Republic of Brazil Unsec. Bonds:
10.794%, 7/1/15	BRL	16,000,000	5,144,846
12.355%, 1/1/16	BRL	8,000,000	2,403,852
13.012%, 1/7/16	BRL	13,900,000	4,042,145

			11,590,843

Japan—2.8%
Japan Sr. Unsec. Bonds: 0.10% Sr. Unsec. Nts., 9/15/15	JPY	330,000,000	2,696,970
0.10% Sr. Unsec. Nts., 1/15/16	JPY	1,109,000,000	9,066,561

			11,763,531

	Principal Amount		Value
Malaysia—1.4%
Federation of Malaysia Sr. Unsec. Bonds: 3.197% Sr. Unsec. Nts., 10/15/15	MYR	9,300,000	$2,467,714
4.72% Sr. Unsec. Nts., 9/30/15	MYR	13,600,000	3,618,087

			6,085,801

Total Foreign Government Obligations (Cost $33,169,626)			29,440,175

Non-Convertible Corporate Bonds and Notes—6.9%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[8]		250,000	262,500
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29		250,000	259,063
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21		250,000	262,967
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[8]		200,000	194,000
Alliance Oil Co. Ltd., 10% Sr. Unsec. Nts., 3/11/19[6,8]		200,000	144,000
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31		250,000	300,313
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[8]		200,000	211,000
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20		200,000	220,750
Appvion, Inc., 9% Sec. Nts., 6/1/20[8]		40,000	25,400
ArcelorMittal, 6.25% Sr. Unsec. Nts., 3/1/21		250,000	262,812
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21		300,000	43,500
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[8]		250,000	257,812
Avaya, Inc., 10.50% Sec. Nts., 3/1/21[8]		200,000	166,000
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[8]		200,000	199,500
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[6,8,9]		200,000	191,000
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[8]		100,000	101,125
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		300,000	300,900
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[8]		250,000	203,437
Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[8]		250,000	223,125
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18[10]		50,000	13,750
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17		200,000	220,000
CCO Holdings LLC/CCO Holdings Capital Corp.: 5.125% Sr. Unsec. Nts., 5/1/23[8]		200,000	195,250
6.50% Sr. Unsec. Nts., 4/30/21		250,000	262,187
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[8]		350,000	347,270
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22		350,000	335,562
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[8]		250,000	249,250
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20		90,000	65,925
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19		250,000	264,062
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17		250,000	254,375
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[8]		200,000	170,000
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22		250,000	261,250
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[8]		400,000	431,500

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	$300,000	$301,500
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	250,000	213,530
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[8]	200,000	212,896
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[8]	300,000	265,500
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	200,000	202,200
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[8]	300,000	256,410
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	400,000	394,000
5.75% Sr. Unsec. Nts., 8/15/22	50,000	53,187
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[8]	200,000	210,750
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	100,000	84,250
5.50% Sr. Sub. Nts., 5/1/22	100,000	89,750
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[8]	200,000	201,000
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	350,000	343,875
Dynegy, Inc., 6.75% Sr. Unsec. Nts., 11/1/19[8]	250,000	261,375
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	200,000	226,500
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	200,000	215,250
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[8]	200,000	188,500
FCA US LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	200,000	218,500
Ferrexpo Finance plc, 10.375% Sr. Unsec. Nts., 4/7/19[8]	150,000	130,500
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	250,000	289,375
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[8]	28,000	27,230
7.00% Sr. Unsec. Nts., 2/15/21[8]	128,000	123,040
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	200,000	243,719
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[8]	250,000	211,875
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	262,000
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[6,9]	166,000	126,783
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	165,625
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	200,000	212,500
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	250,000	226,875
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	260,925
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[8]	250,000	255,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	200,000	204,250
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[6,8]	200,000	206,582
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	200,000	183,000

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	$200,000	$198,500
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[8]	300,000	288,000
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	250,000	274,153
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[8]	300,000	291,590
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[8,10]	200,000	107,000
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	300,000	321,006
Laureate Education, Inc., 10% Sr. Unsec. Nts., 9/1/19[8]	300,000	280,875
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	250,000	206,303
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[8]	904,000	924,476
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[8]	200,000	191,000
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	250,000	276,250
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[8]	200,000	163,000
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[5,10]	100,000	0
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[8]	200,000	179,300
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	200,000	180,500
Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	200,000	222,760
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	238,750
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[8]	250,000	257,500
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[8]	350,000	345,188
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	265,000
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[8]	200,000	197,625
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[8,10]	200,000	41,800
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	155,000
Pacific Rubiales Energy Corp., 5.375% Sr. Unsec. Nts., 1/26/19[8]	300,000	247,200
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[8]	200,000	99,700
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	250,000	255,313
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	250,000	256,875
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[8]	200,000	168,000
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	200,000	215,435
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	300,000	307,500
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	300,000	18,750
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	222,500

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	$250,000	$242,031
Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	250,000	240,000
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[8]	350,000	354,375
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[8]	200,000	192,200
SoftBank Corp., 4.50% Sr. Unsec. Nts., 4/15/20[8]	200,000	201,250
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	300,000	318,750
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	250,000	244,375
Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[8]	250,000	246,250
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	300,000	329,250
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	364,438
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	250,000	248,125
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[8]	200,000	199,946
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[8]	200,000	196,692
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	300,000	326,250
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[8]	300,000	316,688
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[8]	200,000	194,500
VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[8]	350,000	343,875
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[8]	200,000	204,870
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[6,9]	1,667,000	1,650,330
Williams Cos., Inc. (The), 4.55% Sr. Unsec. Nts., 6/24/24	250,000	242,378
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	250,000	247,000
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[8]	200,000	202,750
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[8]	200,000	190,000
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[8]	200,000	211,266

Total Non-Convertible Corporate Bonds and Notes (Cost $30,421,401)		28,872,900
Convertible Corporate Bond and Note—0.1%
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27 (Cost $462,760)	434,000	446,478
Corporate Loans—4.5%
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/10/21[6,11]	3,572,742	3,578,326
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.431%, 10/31/18[6]	1,215,813	1,222,760
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[6,11]	3,566,621	3,577,396

		Principal Amount	Value
Corporate Loans (Continued)
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 6/20/16[6]		$3,200,000	$3,208,000
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/30/19[6]		3,500,000	3,479,584
International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, 3.50%, 2/26/21[6,11]		3,730,000	3,732,663

Total Corporate Loans (Cost $18,836,503)			18,798,729
Event-Linked Bonds—11.6%
Earthquake—2.8%
Azzurro RE I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[6,8]	EUR	800,000	891,434
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.50%, 5/3/16[6,8]		650,000	650,861
Embarcadero Reinsurance Ltd. Catastrophe Linked Nts., 5%, 8/7/15[6,8]		250,000	250,600
Golden State RE II Ltd. Catastrophe Linked Nts., 2.20%, 1/8/19[6,8]		1,000,000	995,950
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.75%, 11/25/19[6,7]		250,000	247,662
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[8]	JPY	60,000,000	491,286
2.25%, 4/6/18[6,8]		950,000	954,322
2.50%, 4/6/18[6,7]		750,000	752,887
Lakeside Re III Ltd. Catastrophe Linked Nts., 8%, 1/8/16[6,8]		750,000	765,919
Merna Re V Ltd. Catastrophe Linked Nts., 2%, 4/7/17[6,8]		750,000	749,287
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.50%, 4/8/16[6,7]		750,000	753,469
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2%, 4/9/18[6,7]		500,000	500,175
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 8%, 12/4/15[6,8]		750,000	762,769
Nakama Re Ltd. Catastrophe Linked Nts.:
2.125%, 1/16/19[6,7]		250,000	250,763
2.50%, 4/13/18[6,8]		750,000	755,963
2.75%, 9/29/16[6,8]		500,000	504,612
2.875%, 1/16/20[6,7]		250,000	252,788
Tramline Re II Ltd. Catastrophe Linked Nts., 3.25%, 7/7/17[6,8]		250,000	248,038
Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[6,8]		500,000	497,375
5.00%, 12/7/17[6,7]		500,000	501,625

			11,777,785
Longevity—0.1%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.458%, 1/15/17[6,8]		500,000	508,225

Multiple Event—4.4%
Atlas IX Capital Ltd. Catastrophe Linked Nts., 7.119%, 1/7/19[6,8]		500,000	496,975
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 8.154%, 1/7/16[6,8]		250,000	250,856
Blue Danube II Ltd. Catastrophe Linked Nts., 4.368%, 5/23/16[6,8]		650,000	648,326
Caelus Re 2013 Ltd. Catastrophe Linked Nts.:
5.25%, 3/7/16[6,8]		500,000	491,962
6.85%, 4/7/17[6,8]		750,000	755,062
Citrus Re Ltd. Catastrophe Linked Nts.:
3.75%, 4/24/17[6,8]		750,000	732,937
4.25%, 4/18/17[6,8]		750,000	731,437

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount		Value
Multiple Event (Continued)
Cranberry Re Ltd. Catastrophe Linked Nts.,
3.80%, 7/6/18[6,8]		$500,000	$501,975
East Lane Re VI Ltd. Catastrophe Linked Nts.:
2.75%, 3/14/18[6,8]		500,000	488,875
3.75%, 3/13/20[6,8]		250,000	246,487
Galileo Re Ltd. Catastrophe Linked Nts.:
7.40%, 1/9/17[6,8]		250,000	252,587
13.50%, 1/8/18[6,8]		250,000	251,812
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.50%, 4/30/18[6,8]		500,000	481,075
4.75%, 4/30/18[6,8]		500,000	483,275
Loma Reinsurance Ltd. Catastrophe Linked Nts.:
10.56%, 1/8/18[6,8]		200,000	206,690
16.49%, 1/8/18[6,8]		500,000	520,975
Longpoint Re Ltd. III Catastrophe Linked Nts.,
3.75%, 5/23/18[6,8]		250,000	248,887
Mythen Re Ltd. Catastrophe Linked Nts.,
8.646%, 1/5/17[6,8]		250,000	252,037
Queen Street VII Re Ltd. Catastrophe Linked Nts.,
8.60%, 4/8/16[6,8]		250,000	252,281
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.50%, 12/6/16[6,8]		1,499,000	1,519,311
5.75%, 12/6/16[6,8]		250,000	255,138
12.75%, 12/6/16[6,8]		250,000	261,063
19.00%, 12/6/16[6,8]		250,000	265,963
22.00%, 6/6/16[6,8]		250,000	277,006
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.25%, 12/6/17[6,8]		500,000	484,325
8.00%, 6/6/17[6,8]		250,000	259,638
20.00%, 12/6/17[6,8]		250,000	255,438
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
4.80%, 12/6/18[6,8]		500,000	477,075
15.00%, 6/6/18[6,8]		500,000	509,775
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 11%, 6/6/19[6,8]		250,000	250,613
Riverfront Re Ltd. Catastrophe Linked Nts., 4%, 1/6/17[6,8]		500,000	489,825
Sanders Re Ltd. Catastrophe Linked Nts.:
3.00%, 5/25/18[6,8]		250,000	241,863
3.24%, 5/25/18[6,8]		500,000	483,325
3.86%, 5/28/19[6,8]		500,000	480,475
3.90%, 6/7/17[6,8]		500,000	496,375
4.00%, 5/5/17[6,8]		500,000	490,225
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.00%, 1/8/18[6,8]		250,000	244,738
5.98%, 1/9/17[6,8]		500,000	501,025
6.54%, 1/9/17[6,8]		250,000	250,988
7.00%, 1/8/18[6,8]		250,000	248,663
8.70%, 7/9/18[6,8]		250,000	271,188
Tramline Re II Ltd. Catastrophe Linked Nts.,
9.75%, 1/4/19[6,8]		400,000	404,420
VenTerra Re Ltd. Catastrophe Linked Nts.,
3.75%, 1/9/17[6,8]		750,000	751,613

			18,464,579
Other—0.3%
Benu Capital Ltd. Catastrophe Linked Nts.,
3.35%, 1/8/20[8]	EUR	500,000	558,986
Vitality Re V Ltd. Catastrophe Linked Nts.,
2.50%, 1/7/19[6,8]		250,000	253,787
Vitality Re VI Ltd. Catastrophe Linked Nts.,
2.10%, 1/8/18[6,7]		250,000	250,625

			1,063,398
Windstorm—4.0%
Akibare II Ltd. Catastrophe Linked Nts., 3.75%, 4/13/16[6,8]		250,000	251,381

		Principal Amount	Value
Windstorm (Continued)
Alamo Re Ltd. Catastrophe Linked Nts.:
4.60%, 6/7/19[6,8]		$250,000	$250,712
5.24%, 6/7/17[6,8]		500,000	499,925
5.90%, 6/7/18[6,8]		250,000	249,387
Aozora Re Ltd. Catastrophe Linked Nts.,
2%, 4/7/17[6,8]	JPY	51,000,000	413,717
Armor Re Ltd. Catastrophe Linked Nts.,
4.08%, 12/15/16[6,8]		750,000	743,344
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16[6,8]	EUR	250,000	279,827
Calypso Capital II Ltd. Catastrophe Linked
Nts., 2.60%, 1/9/17[6,8]	EUR	500,000	562,609
Citrus Re Ltd. Catastrophe Linked Nts.:
4.75%, 4/9/18[6,8]		250,000	243,725
9.00%, 4/9/18[6,8]		250,000	246,562
East Lane Re V Ltd. Catastrophe Linked
Nts., 10.75%, 3/16/16[6,8]		250,000	254,706
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[6,8]	EUR	250,000	280,218
Everglades Re II Ltd. Catastrophe Linked
Nts., 5.15%, 5/3/18[6,8]		750,000	747,037
Everglades Re Ltd. Catastrophe Linked Nts.,
7.45%, 4/28/17[6,8]		750,000	755,362
Gator Re Ltd. Catastrophe Linked Nts.,
6.68%, 1/9/17[6,8]		750,000	679,612
Green Fields II Capital Ltd. Catastrophe
Linked Nts., 2.75%, 1/9/17[6,8]	EUR	750,000	845,335
Ibis Re II Ltd. Catastrophe Linked Nts., 4%, 6/28/16[6,8]		270,000	269,764
Lion I Re Ltd. Catastrophe Linked Nts.,
2.36%, 4/28/17[6,8]	EUR	750,000	839,900
Manatee Re Ltd. Catastrophe Linked Nts.,
5%, 12/22/17[6,8]		750,000	740,100
MetroCat Re Ltd. Catastrophe Linked Nts.,
4.50%, 8/5/16[6,8]		250,000	251,606
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.50%, 12/4/15[6,8]		750,000	743,644
7.75%, 12/4/15[6,8]		500,000	501,463
Mythen Re Ltd. Catastrophe Linked Nts.,
11.876%, 11/10/16[6,8]		250,000	249,006
Pelican III Re Ltd. Catastrophe Linked Nts.,
6%, 4/16/18[6,8]		750,000	738,525
Pelican Re Ltd. Catastrophe Linked Nts.,
6%, 5/15/17[6,8]		750,000	756,638
Pylon II Capital Ltd. Catastrophe Linked Nts.:
5.50%, 5/5/16[6]	EUR	500,000	569,521
9.00%, 5/5/16[6,8]	EUR	500,000	581,325
Queen City Re Catastrophe Linked Nts.,
3.50%, 1/6/17[6,8]		750,000	731,138
Queen Street IX Re Ltd. Catastrophe Linked
Nts., 5.50%, 6/8/17[6,8]		250,000	244,888
Queen Street VIII Re Ltd. Catastrophe
Linked Nts., 6.50%, 6/8/16[6,8]		500,000	498,063
Queen Street X RE Ltd. Catastrophe Linked
Nts., 5.75%, 6/8/18[6,8]		250,000	245,263
Successor X Ltd. Catastrophe Linked Nts.:
11.25%, 11/10/15[6,8]		250,000	248,575
16.25%, 11/10/15[6,8]		500,000	478,850
Tar Heel Re Ltd. Catastrophe Linked Nts.,
8.50%, 5/9/16[6,8]		750,000	765,788

			16,757,516

Total Event-Linked Bonds (Cost $49,622,380)			48,571,503

Short-Term Notes—22.0%
Mexico—2.8%
United Mexican States Treasury Bills:
3.248%, 11/12/15	MXN	93,000,000	5,846,855

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Mexico (Continued)
United Mexican States Treasury Bills: (Continued)
3.31%, 1/7/16	MXN	90,300,000	$5,648,210

			11,495,065
Sweden—2.1%
Kingdom of Sweden Treasury Bills, (0.437)%, 12/16/15[15]	SEK	74,000,000	8,943,923
United States—17.1%
United States Treasury Bills, 0.04%, 9/17/15[12,13,14,15]	USD	67,950,000	71,491,144

Total Short-Term Notes (Cost $92,692,337)			91,930,132

		Shares
Investment Companies—12.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[13,16,17]		48,203,654	48,203,654
SPDR Gold Trust Exchange Traded Fund[2,13]		27,881	3,132,988

Total Investment Companies (Cost $51,469,085)			51,336,642

			Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Call[2] (Cost $26,598)		USD	2,160.000	7/17/15	USD	11	$605

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.2%
CAD Currency Call[2,18]	CITNA-B	MXN	12.550	7/9/15	CAD	17,600,000	40,874
EUR Currency Put[2]	RSBC	USD	1.070	11/30/15	EUR	14,100,000	246,256
EUR Currency Put[2,19]	GSG	USD	1.130	7/16/15	EUR	8,825,000	73,521
EUR Currency Put[2]	BOA	PLN	4.030	11/16/15	EUR	8,825,000	39,177
EUR Currency Put[2,20]	BAC	PLN	4.000	8/3/15	EUR	12,500,000	2,746
EUR Currency Put[2,21]	BAC	PLN	4.000	8/3/15	EUR	8,650,000	1,901
GBP Currency Call[2]	GSG	AUD	2.110	12/18/15	GBP	17,800,000	471,303
SGD Currency Put[2,22]	DEU	SGD	1.350	7/15/15	SGD	24,000,000	74,520

Total Over-the-Counter Options Purchased (Cost $1,372,162)							950,298

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 11/2/27 Call[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070%	11/20/17	JPY	560,000	112,748
Interest Rate Swap maturing 11/22/27 Call[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	424,000	85,474
Interest Rate Swap maturing 3/21/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.580	3/19/18	USD	1,100	75,360
Interest Rate Swap maturing 4/18/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.505	4/16/18	USD	2,200	161,004
Interest Rate Swap maturing 4/18/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.505	4/16/18	USD	3,750	274,438

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $603,292)								709,024

Total Investments, at Value (Cost $409,285,884)							95.8%	400,203,001
Net Other Assets (Liabilities)							4.2	17,581,153

Net Assets							100.0%	$417,784,154

Footnotes to Consolidated Statement of Investments

1. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $7,794,238. See Note 9 of accompanying Consolidated Notes.

2. Non-income producing security.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $11,181,341. See Note 5 of the accompanying Consolidated Notes.

4. Security is a Master Limited Partnership.

5. Security received as the result of issuer reorganization.

6. Represents the current interest rate for a variable or increasing rate security.

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

7. Restricted security. The aggregate value of restricted securities as of June 30, 2015 was $9,856,695, which represents 2.36% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.445%, 5/10/32	1/9/15	$1,010,585	$1,009,360	$(1,225)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.456%, 6/15/32	7/24/14-4/15/15	3,941,559	3,859,626	(81,933)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.486%, 9/15/41	7/25/14-8/28/14	1,627,316	1,477,715	(149,601)
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.75%, 11/25/19	4/7/15	249,000	247,662	(1,338)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.50%, 4/6/18	5/2/14-5/5/15	754,187	752,887	(1,300)
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.50%, 4/8/16	10/7/14-6/5/15	753,059	753,469	410
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2%, 4/9/18	3/16/15-6/24/15	499,313	500,175	862
Nakama Re Ltd. Catastrophe Linked Nts., 2.125%, 1/16/19	12/12/14	250,000	250,763	763
Nakama Re Ltd. Catastrophe Linked Nts., 2.875%, 1/16/20	12/12/14	250,000	252,788	2,788
Ursa Re Ltd. Catastrophe Linked Nts., 5%, 12/7/17	11/14/14-4/22/15	500,819	501,625	806
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.10%, 1/8/18	1/21/15	250,000	250,625	625

		$10,085,838	$9,856,695	$(229,143)

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $58,930,501 or 14.11% of the Fund’s net assets as of June 30, 2015.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,600,058. See Note 5 of the accompanying Consolidated Notes.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $369,006. See Note 5 of the accompanying Consolidated Notes.

15. Zero coupon bond reflects effective yield on the date of purchase.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	40,325,799	255,308,770	247,430,915	48,203,654

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$48,203,654	$31,281

17.	Rate shown is the 7-day yield as of June 30, 2015.
18.	Knock-out option expires worthless if at any time spot rates are equal to or less than to 11.792 MXN per 1 CAD.
19.	Knock-out option expires worthless if at any time spot rates are less than or equal to 1.079 USD per 1 EUR.
20.	Knock-out option expires worthless if at any time spot rates are less than or equal to 3.8245 PLN per 1 EUR.
21.	Knock-out option expires worthless if at any time spot rates are less than or equal to 3.8245 PLN per 1 EUR.
22.	Knock-out option expires worthless if at any time spot rates are greater than or equal to 1.415 SGD per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$286,910,009	71.7%
Japan	18,327,260	4.6
Mexico	13,850,210	3.5
Brazil	12,571,678	3.1
Sweden	9,902,928	2.5
Supranational	6,570,376	1.6
Bermuda	6,355,261	1.6
Malaysia	6,085,801	1.5
Switzerland	4,504,252	1.1
Cayman Islands	4,230,203	1.1
Canada	4,029,943	1.0
Luxembourg	3,808,322	1.0

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
France	$3,011,408	0.8%
Eurozone	3,507,283	0.9
Netherlands	2,776,005	0.7
United Kingdom	3,034,993	0.8
Russia	1,994,851	0.5
Hong Kong	1,374,816	0.3
Singapore	701,925	0.2
Turkey	607,904	0.2
Italy	494,339	0.1
Colombia	548,100	0.1
India	834,082	0.2
China	508,396	0.1
Barbados	431,500	0.1
Ukraine	293,500	0.1
Jersey, Channel Islands	288,000	0.1
South Africa	220,750	0.1
Israel	216,594	0.1
Germany	187,547	0.0
Chile	204,870	0.0
Jamaica	201,000	0.0
Macau	190,000	0.0
Australia	1,329,195	0.3
Venezuela	99,700	0.0

Total	$400,203,001	100.0%

	Shares Sold Short	Value
Securities Sold Short—(6.9)%
Common Stock Securities Sold Short—(6.9)%
Aflac, Inc.	(22,955)	(1,427,801)
Air Lease Corp., Cl. A	(29,055)	(984,965)
Aircastle Ltd.	(15,595)	(353,539)
Aker Solutions ASA	(56,859)	(318,715)
Assurant, Inc.	(10,480)	(702,160)
BHP Billiton Ltd., Sponsored ADR	(20,510)	(834,962)
Boeing Co. (The)	(12,320)	(1,709,030)
Camden Property Trust	(9,920)	(736,858)
Caterpillar, Inc.	(14,584)	(1,237,015)
CBL & Associates Properties, Inc.	(59,590)	(965,358)
Cheniere Energy, Inc.	(7,800)	(540,228)
Chesapeake Energy Corp.	(14,665)	(163,808)
Cie Financiere Richemont SA	(13,725)	(1,118,781)
ClubCorp Holdings, Inc.	(57,710)	(1,378,115)
Comcast Corp., Cl. A	(4,890)	(294,085)
Comerica, Inc.	(12,822)	(658,025)
Commerce Bancshares, Inc.	(12,038)	(563,017)
Ensco plc, Cl. A	(54,370)	(1,210,820)
Finish Line, Inc. (The), Cl. A	(22,560)	(627,619)
First Niagara Financial Group, Inc.	(66,045)	(623,465)
First Quantum Minerals Ltd.	(51,239)	(669,922)
FirstMerit Corp.	(25,610)	(533,456)
Gulfmark Offshore, Inc., Cl. A	(36,140)	(419,224)
KCG Holdings, Inc., Cl. A	(31,868)	(392,932)
NASDAQ OMX Group, Inc. (The)	(6,625)	(323,366)
Nationstar Mortgage Holdings, Inc.	(16,520)	(277,536)
Oracle Corp.	(18,655)	(751,796)
Pennsylvania Real Estate Investment Trust	(71,010)	(1,515,353)
Rio Tinto plc, Sponsored ADR	(11,760)	(484,630)
Rouse Properties, Inc.	(33,580)	(549,033)
SanDisk Corp.	(20,890)	(1,216,216)
Southern Copper Corp.	(32,690)	(961,413)
Subsea 7 SA	(30,818)	(301,363)
Tidewater, Inc.	(39,030)	(887,152)
Tiffany & Co.	(6,260)	(574,668)
Time Warner, Inc.	(10,430)	(911,686)
Transocean Ltd.	(7,928)	(127,799)
Weingarten Realty Investors	(32,530)	(1,063,406)
Zions Bancorporation	(12,540)	(397,957)

Total Securities Sold Short (Proceeds $30,971,521)		$(28,807,274)

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts as of June 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2015	CAD	420	USD	346	$–	$10,009
BNP	07/2015	MXN	67,400	USD	4,464	–	177,669
BNP	07/2015	NOK	13,770	USD	1,814	–	58,484
BNP	07/2015	USD	2,971	MXN	46,100	39,340	–
BNP	07/2015	USD	519	SEK	4,410	–	13,467
BNP	07/2015	USD	1,358	TRY	3,750	–	38,488
BNP	07/2015	ZAR	25,320	USD	2,093	–	13,825
BOA	07/2015 - 08/2015	BRL	35,725	USD	11,463	38,679	18,169
BOA	12/2015	INR	1,350,000	USD	20,681	54,525	98,159
BOA	07/2015	KRW	3,213,000	USD	2,933	–	53,071
BOA	09/2015	NOK	2,080	USD	267	–	2,765
BOA	07/2015	NZD	745	USD	571	–	66,425
BOA	07/2015 - 09/2015	USD	2,141	AUD	2,800	–	10,753
BOA	07/2015	USD	13,665	BRL	33,925	2,753,300	–
BOA	07/2015 - 11/2015	USD	2,314	CAD	2,885	6,852	–
BOA	09/2015	USD	2,070	EUR	1,832	25,437	–
BOA	07/2015	USD	548	GBP	365	–	25,167
BOA	07/2015	USD	1,060	HUF	300,000	–	396
BOA	07/2015 - 12/2015	USD	17,411	INR	1,125,000	42,623	40,747
BOA	07/2015 - 09/2015	USD	1,934	JPY	237,900	11,322	23,300
BOA	07/2015	USD	2,194	KRW	2,437,000	11,619	2,269
BOA	09/2015 - 10/2015	USD	6,145	MYR	20,155	823,070	–
BOA	07/2015	USD	1,033	NZD	1,355	115,145	–
BOA	12/2015	USD	9,059	SEK	74,000	97,808	–
BOA	07/2015	USD	1,127	ZAR	13,900	–	13,701
BOA	07/2015	ZAR	15,980	USD	1,340	537	28,518
CITNA-B	07/2015	AUD	1,825	USD	1,420	–	12,561
CITNA-B	07/2015	BRL	11,170	USD	3,689	–	96,468
CITNA-B	07/2015	EUR	1,610	USD	1,799	–	3,793
CITNA-B	07/2015	HUF	1,420,000	USD	5,223	–	204,770
CITNA-B	07/2015 - 12/2015	INR	673,000	USD	10,526	–	26,777
CITNA-B	07/2015	KRW	559,000	USD	502	–	1,256
CITNA-B	07/2015	MXN	31,700	USD	2,119	–	102,789
CITNA-B	12/2015	PLN	9,640	USD	2,615	–	62,226
CITNA-B	07/2015	TRY	5,910	USD	2,348	737	148,196
CITNA-B	09/2015	USD	107	AUD	140	–	363
CITNA-B	07/2015 - 01/2016	USD	6,310	BRL	19,170	306,590	–
CITNA-B	07/2015 - 11/2015	USD	1,959	CAD	2,435	25,490	15,251
CITNA-B	07/2015 - 09/2015	USD	1,274	EUR	1,145	18	2,722
CITNA-B	07/2015	USD	2,393	HUF	665,000	45,157	1,919
CITNA-B	07/2015 - 01/2016	USD	6,196	MXN	93,800	290,195	–
CITNA-B	07/2015	USD	433	NOK	3,310	11,245	–
CITNA-B	07/2015	USD	1,646	TRY	4,010	152,598	–
CITNA-B	07/2015	USD	853	ZAR	10,370	1,727	–
CITNA-B	07/2015	ZAR	13,730	USD	1,116	10,823	–
DEU	07/2015	AUD	1,350	USD	1,029	12,284	–
DEU	07/2015	CHF	990	USD	1,146	–	87,100
DEU	07/2015	HUF	19,000	USD	68	–	375
DEU	09/2015	NOK	140	USD	18	–	91
DEU	07/2015	NZD	675	USD	509	–	51,555
DEU	07/2015	SEK	15,140	USD	1,816	10,940	–
DEU	07/2015	USD	49	AUD	65	–	1,049
DEU	12/2015	USD	8,025	CAD	9,946	76,541	–
DEU	07/2015	USD	1,604	CHF	1,610	–	118,577
DEU	07/2015	USD	1,334	EUR	1,210	2,956	18,463
DEU	07/2015	USD	544	GBP	355	–	13,729
DEU	07/2015	USD	1,111	HUF	313,000	4,492	–
DEU	07/2015 - 09/2015	USD	5,125	JPY	586,000	345,816	12,029
DEU	07/2015	USD	366	MXN	5,700	3,146	–
DEU	07/2015	USD	305	NOK	2,440	–	6,317
DEU	09/2015	USD	1,020	SEK	8,430	1,344	–
DEU	07/2015	USD	470	TRY	1,260	1,090	–
DEU	07/2015	USD	1,393	ZAR	17,060	–	7,500
GSCO-OT	07/2015 - 01/2016	BRL	19,640	USD	6,204	45,639	95,074
GSCO-OT	07/2015 - 04/2016	USD	8,556	BRL	26,840	365,302	71,006
GSCO-OT	07/2015	USD	1,100	CAD	1,355	14,910	–
GSCO-OT	07/2015	USD	1,071	TRY	2,950	–	27,939
HSBC	07/2015	MXN	1,000	USD	65	–	1,589
HSBC	07/2015	TRY	5,590	USD	2,137	–	56,001

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
HSBC	07/2015	USD	840	EUR	750	$4,964	$1,045
HSBC	12/2015	USD	5,220	INR	345,000	–	54,420
HSBC	07/2015	USD	1,128	MXN	17,300	28,202	–
HSBC	07/2015	USD	2,080	NZD	2,820	170,636	–
HSBC	09/2015	USD	67	SEK	550	200	–
HSBC	07/2015	USD	379	TRY	1,050	–	11,486
JPM	07/2015	CAD	3,090	USD	2,487	14,002	27,286
JPM	07/2015	CHF	1,680	USD	1,806	–	8,640
JPM	07/2015	JPY	289,000	USD	2,436	–	74,114
JPM	07/2015 - 12/2015	KRW	416,000	USD	384	–	11,187
JPM	07/2015	NZD	1,930	USD	1,423	–	116,051
JPM	07/2015	TRY	3,120	USD	1,156	6,212	–
JPM	07/2015 - 09/2015	USD	2,025	CHF	1,890	7,257	9,244
JPM	07/2015	USD	2,303	EUR	2,015	56,008	–
JPM	07/2015	USD	119	GBP	80	–	6,882
JPM	12/2015	USD	6,211	INR	410,000	–	57,062
JPM	07/2015	USD	1,141	JPY	135,000	37,563	–
JPM	07/2015	USD	2,067	KRW	2,290,000	14,023	–
JPM	09/2015	USD	8,501	MYR	27,700	1,178,419	–
JPM	07/2015	USD	1,617	NOK	12,730	3,650	9,901
JPM	07/2015	USD	759	SEK	6,250	16,492	11,665
JPM	07/2015	USD	507	ZAR	6,040	11,447	–
JPM	07/2015	ZAR	12,560	USD	1,059	–	27,404
MSCO	07/2015	BRL	6,230	USD	2,058	–	54,348
MSCO	07/2015	CAD	65	USD	52	–	45
MSCO	07/2015	EUR	250	USD	265	13,471	–
MSCO	07/2015	GBP	1,865	USD	2,837	93,537	–
MSCO	12/2015	INR	249,000	USD	3,788	20,531	1,797
MSCO	07/2015 - 01/2016	JPY	1,381,000	USD	11,660	–	341,984
MSCO	11/2015 - 01/2016	MXN	128,000	USD	8,194	–	136,770
MSCO	09/2015 - 10/2015	MYR	24,405	USD	6,765	–	316,441
MSCO	07/2015	NZD	85	USD	64	–	6,567
MSCO	07/2015	USD	2,781	AUD	3,615	17,564	24,617
MSCO	07/2015	USD	1,985	BRL	6,230	–	19,087
MSCO	07/2015	USD	53	CHF	50	–	682
MSCO	07/2015	USD	2,490	EUR	2,215	40,570	20,385
MSCO	07/2015	USD	1,087	GBP	720	–	44,412
MSCO	12/2015	USD	5,904	INR	392,000	–	88,543
MSCO	07/2015 - 01/2016	USD	22,218	JPY	2,616,000	788,003	14,508
MSCO	11/2015 - 01/2016	USD	16,092	MXN	241,300	900,443	–
NOM	07/2015	AUD	455	USD	355	–	4,502
NOM	07/2015	JPY	64,000	USD	517	5,915	–
TDB	07/2015	JPY	43,000	USD	358	–	6,746
TDB	04/2016	USD	1,882	BRL	6,700	–	78,778
TDB	07/2015	USD	1,143	CHF	1,065	3,399	–
TDB	12/2015	USD	51	KRW	57,000	–	111
TDB	07/2015	USD	1,047	MXN	15,800	42,613	–
TDB	07/2015	USD	1,045	ZAR	12,890	–	12,898

Total Unrealized Appreciation and Depreciation						$9,224,418	$3,542,475

Futures Contracts as of June 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Aluminum*	LME	Buy	9/15/15	3	$126,356	$(4,656)
Brent Crude Oil*	ICE	Buy	11/13/15	9	591,750	(17,222)
CAC40 10 Index	PAR	Sell	7/17/15	255	13,607,385	56,511
CBOE Volatility Index	CBE	Buy	8/19/15	93	1,615,875	9,877
Cocoa*	NYB	Sell	9/15/15	1	32,690	(1,443)
Coffee “C”*	NYB	Sell	9/18/15	11	546,150	2,330
Coffee “C”*	NYB	Buy	7/21/15	1	48,994	1,216
Coffee “C”*	NYB	Sell	7/21/15	1	48,994	1,872
Copper*	CMX	Buy	9/28/15	8	523,000	(25,319)
Copper*	LME	Sell	8/17/15	1	144,025	16,704
Corn*	CBT	Buy	9/14/15	30	633,000	100,577

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Futures Contracts (Continued)

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Corn*	CBT	Buy	12/14/15	5	$107,875	$12,610
Euro-BTP	EUX	Sell	9/08/15	7	1,016,152	18,117
FTSE 100 Index	LIF	Sell	9/18/15	134	13,672,954	375,629
Gas Oil*	NYM	Sell	7/31/15	7	602,524	(8,958)
Gas Oil*	NYM	Sell	11/30/15	4	291,564	(1,299)
Gold (100 oz.) *	CMX	Buy	8/27/15	5	585,900	(8,072)
Gold (100 oz.) *	CMX	Sell	8/27/15	7	820,260	7,614
Lead*	LME	Sell	8/17/15	1	43,844	6,373
Lean Hogs*	CME	Sell	10/14/15	1	26,400	2,327
Lean Hogs*	CME	Sell	7/15/15	18	548,640	50,557
Live Cattle*	CME	Buy	10/30/15	3	180,840	(129)
Live Cattle*	CME	Sell	8/31/15	4	236,920	3,228
Natural Gas*	NYM	Sell	7/29/15	20	566,400	(34,777)
New York Harbor ULSD*	NYM	Buy	7/31/15	7	555,631	(18,664)
Nickel*	LME	Buy	9/14/15	5	359,145	(33,871)
Platinum*	NYM	Buy	10/28/15	8	431,800	1,861
S&P 500 E-Mini Index	CME	Buy	9/18/15	22	2,259,840	4,245
S&P/TSX 60 Index	MON	Sell	9/17/15	25	3,378,303	44,589
Silver*	CMX	Buy	9/28/15	7	545,335	(48,231)
Soybean*	CBT	Sell	8/14/15	2	104,950	(7,406)
SPI 200 Index	SFE	Sell	9/17/15	35	3,643,548	56,645
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/15	48	6,056,250	(41,376)
United States Treasury Nts., 5 yr.	CBT	Buy	9/30/15	170	20,273,828	(5,522)
Wheat*	CBT	Sell	12/14/15	5	155,500	(21,639)
WTI Crude Oil*	NYM	Sell	7/21/15	47	2,795,090	8,934
WTI Crude Oil*	NYM	Sell	9/22/15	4	240,400	(1,929)
WTI Crude Oil*	ICE	Sell	7/20/15	11	654,170	5,481
WTI Crude Oil*	NYM	Buy	11/20/15	5	303,900	22,616
WTI Crude Oil*	NYM	Sell	8/20/15	6	358,980	7,106
WTI Crude Oil*	NYM	Buy	11/21/16	12	751,920	(8,318)

						$528,188

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at June 30, 2015
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
EUR Currency Put	BOA	USD	1.124	7/6/15	EUR	(1,800,000)	$18,498	$(26,840)
EUR Currency Call	BOA	USD	1.124	7/6/15	EUR	(1,800,000)	18,341	(10,564)
EUR Currency Call	JPM	USD	1.120	7/3/15	EUR	(1,790,000)	15,516	(8,774)
EUR Currency Put	JPM	USD	1.120	7/3/15	EUR	(1,790,000)	15,415	(18,748)
EUR Currency Put	RBSC	USD	1.000	11/30/15	EUR	(14,100,000)	117,312	(86,941)
EUR Currency Call	TDB	USD	1.119	7/7/15	EUR	(1,780,000)	20,175	(14,776)
EUR Currency Put	TDB	USD	1.119	7/7/15	EUR	(1,780,000)	20,004	(23,160)
GBP Currency Call	GSG	AUD	2.250	12/18/15	GBP	(35,700,000)	289,370	(274,018)
INR Currency Put	BOA	INR	64.200	8/20/15	INR	(128,400,000)	32,852	(19,132)
INR Currency Call	BOA	INR	64.200	8/20/15	INR	(128,400,000)	45,180	(17,976)
INR Currency Put	BOA	INR	64.200	8/20/15	INR	(514,000,000)	195,591	(76,586)
INR Currency Call	BOA	INR	64.200	8/20/15	INR	(514,000,000)	195,591	(71,960)
INR Currency Call	RBSC	INR	64.200	8/20/15	INR	(433,000,000)	82,270	(60,620)
INR Currency Put	RBSC	INR	64.200	8/20/15	INR	(433,000,000)	147,220	(64,517)

Total of Over-the-Counter Options Written							$1,213,335	$(774,612)

Centrally Cleared Credit Default Swaps at June 30, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.23	Buy	5.000%	12/20/19	USD	5,044	$285,608	$(347,156)
CDX.HY.24	Buy	5.000	6/20/20	USD	183	11,763	(11,747)
CDX.HY.24	Buy	5.000	6/20/20	USD	2,376	176,999	(152,389)
CDX.HY.24	Buy	5.000	6/20/20	USD	896	64,036	55,224
CDX.HY.24	Buy	5.000	6/20/20	USD	1,881	145,487	(120,642)
CDX.IG.24	Sell	1.000	6/20/20	USD	2,400	(47,417)	36,725
CDX.IG.24	Sell	1.000	6/20/20	USD	239	(3,921)	3,657
CDX.IG.24	Sell	1.000	6/20/20	USD	1,214	(20,583)	18,577
iTraxx.Main.23	Buy	1.000	6/20/20	EUR	2,300	57,707	(31,780)

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
iTraxx.Main.23		Buy	1.000%	6/20/20	EUR	942	$19,902	$(13,016)
iTraxx.Main.23		Buy	1.000	6/20/20	EUR	153	2,801	(2,114)

Total of Centrally Cleared Credit Default Swaps							$692,382	$(564,661)

Over-the-Counter Credit Default Swaps at June 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Aetna, Inc.	GSG	Sell	1.000%	6/20/20	USD	1,640	$(68,081)	$40,144
Assured Guaranty Corp.	GSG	Sell	5.000	9/20/20	USD	2,650	(256,302)	34,335
Conagra Foods, Inc.	JPM	Sell	1.000	9/20/20	USD	2,650	(33,843)	2,677
Deere & Co.	BAC	Sell	1.000	9/20/20	USD	2,650	(86,843)	76,872
E.I. Du Pont de Nemours & Co.	JPM	Buy	1.000	9/20/20	USD	2,650	75,169	(61,905)
Expedia, Inc.	CITNA-B	Sell	1.000	9/20/20	USD	2,650	(11,482)	(6,016)
Federative Republic of Brazil	BAC	Buy	1.000	6/20/20	USD	962	(61,114)	73,665
Federative Republic of Brazil	CITNA-B	Buy	1.000	6/20/20	USD	1,930	(122,249)	147,789
Federative Republic of Brazil	GSG	Buy	1.000	9/20/20	USD	190	(13,911)	15,071
Freeport-McMoran, Inc.	BAC	Sell	1.000	6/20/20	USD	2,640	149,851	(219,443)
Gap, Inc. (The)	CITNA-B	Buy	1.000	6/20/20	USD	2,640	26,576	(214)
General Electric Capital Corp.	CITNA-B	Sell	1.000	6/20/20	USD	2,640	(81,754)	41,164
Kingdom of Spain	BAC	Buy	1.000	6/20/20	USD	1,189	5,605	10,278
Kingdom of Spain	BOA	Buy	1.000	6/20/20	USD	2,250	15,265	19,449
Kingdom of Spain	BOA	Buy	1.000	6/20/20	USD	175	762	1,513
Kingdom of Spain	GSG	Buy	1.000	9/20/20	USD	239	796	1,808
Motorola Solutions, Inc.	BOA	Buy	1.000	6/20/20	USD	2,640	(17,820)	42,359
Newmont Mining Corp.	CITNA-B	Sell	1.000	6/20/20	USD	2,640	15,688	(56,305)
Nordstrom, Inc.	JPM	Buy	1.000	6/20/20	USD	2,640	71,094	(51,741)
Norfolk Southern Corp.	JPM	Buy	1.000	9/20/20	USD	2,650	100,826	(88,534)
Portuguese Republic	BAC	Buy	1.000	6/20/20	USD	719	(18,979)	34,104
Portuguese Republic	GSG	Buy	1.000	6/20/20	USD	1,350	(27,368)	64,034
Portuguese Republic	GSG	Buy	1.000	9/20/20	USD	143	(5,105)	6,927
Portuguese Republic	GSG	Buy	1.000	6/20/20	USD	100	(2,019)	4,743
Prudential Financial, Inc.	BAC	Sell	1.000	9/20/20	USD	2,650	(43,603)	19,225
Republic of Austria	BAC	Buy	1.000	6/20/20	USD	414	15,034	(13,631)
Republic of Austria	GSG	Buy	1.000	6/20/20	USD	50	1,795	(1,646)
Republic of Austria	GSG	Buy	1.000	9/20/20	USD	81	2,896	(2,932)
Republic of Austria	GSG	Buy	1.000	6/20/20	USD	765	27,529	(25,187)
Republic of Italy	BAC	Buy	1.000	6/20/20	USD	1,437	(15,210)	30,671
Republic of Italy	GSG	Buy	1.000	9/20/20	USD	286	(2,259)	(6,174)
Republic of Italy	GSG	Buy	1.000	6/20/20	USD	2,700	(12,012)	57,627
Republic of Italy	GSG	Buy	1.000	6/20/20	USD	200	(1,273)	4,269
Southwest Airlines Co.	CITNA-B	Buy	1.000	6/20/20	USD	2,640	47,368	(10,205)
Time Warner Cable, Inc.	BAC	Sell	1.000	9/20/20	USD	2,650	57,828	(81,173)
Union Pacific Corp.	FIB	Buy	1.000	6/20/20	USD	2,640	105,459	(96,080)
Wal-Mart Stores, Inc.	BAC	Buy	1.000	9/20/20	USD	2,650	105,560	(102,089)
Whirlpool Corp.	BNP	Buy	1.000	6/20/20	USD	2,640	27,222	(15,110)
Xerox Corp.	BOA	Buy	1.000	6/20/20	USD	2,640	(17,820)	29,391

Total of Over-the-Counter Credit Default Swaps							$(46,724)	$(80,270)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$3,853,000	$-	BBB+
Investment Grade Single Name Corporate Debt	25,460,000	-	BBB- to AA

Total	$29,313,000	$-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment of the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
BAC	Receive	Three-Month SEK STIBOR SIDE	1.235%	6/3/25	SEK	2,380	$(9,287)
BAC	Receive	Three-Month SEK STIBOR SIDE	0.946	4/7/25	SEK	42,270	(284,773)

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	Three-Month SEK STIBOR SIDE	1.600%	6/15/25	SEK	1,855	$251
BAC	Receive	Six-Month JPY BBA LIBOR	0.610	6/3/25	JPY	38,000	625
BAC	Pay	Three-Month SEK STIBOR SIDE	1.357	5/8/25	SEK	18,780	(43,055)
BAC	Receive	Three-Month SEK STIBOR SIDE	1.626	6/29/25	SEK	4,380	1,296
BAC	Pay	Three-Month USD BBA LIBOR	1.823	2/4/25	USD	50	(2,262)
BAC	Pay	Three-Month USD BBA LIBOR	2.219	3/5/25	USD	50	(570)
BAC	Receive	Three-Month SEK STIBOR SIDE	0.861	4/16/25	SEK	4,740	(36,843)
BOA	Pay	Three-Month USD BBA LIBOR	2.305	5/8/25	USD	2,610	(24,264)
BOA	Receive	Three-Month NZD BBR FRA	3.990	5/8/25	NZD	3,300	16,721
BOA	Receive	Three-Month NZD BBR FRA	4.165	6/15/25	NZD	580	(8,835)
BOA	Receive	Three-Month NZD BBR FRA	3.960	6/29/25	NZD	1,405	(4,570)
BOA	Pay	Three-Month USD BBA LIBOR	1.971	4/7/25	USD	800	(29,701)
BOA	Receive	Three-Month NZD BBR FRA	3.675	4/16/25	NZD	555	6,527
BOA	Pay	Three-Month USD BBA LIBOR	1.949	4/16/25	USD	405	(15,909)
GSG	Pay	Three-Month USD BBA LIBOR	2.489	6/15/25	USD	530	1,914
JPM	Pay	Three-Month USD BBA LIBOR	2.500	6/29/25	USD	595	2,526
JPM	Receive	Six-Month JPY BBA LIBOR	0.723	6/15/25	JPY	50,000	(3,510)
JPM	Receive	Three-Month NZD BBR FRA	3.900	6/4/25	NZD	725	(99)
JPM	Pay	Three-Month NZD BBR FRA	3.708	4/8/25	NZD	1,135	11,096
JPM	Pay	Six-Month JPY BBA LIBOR	0.541	4/8/25	JPY	97,000	5,629
JPM	Pay	Three-Month NZD BBR FRA	3.555	2/9/25	NZD	5,460	63,581
JPM	Pay	Six-Month JPY BBA LIBOR	0.550	3/5/25	JPY	492,000	20,497
JPM	Receive	Six-Month JPY BBA LIBOR	0.613	5/13/25	JPY	310,000	2,714
JPM	Pay	Six-Month EUR EURIBOR	0.888	5/29/25	EUR	8,400	(206,286)
JPM	Pay	Six-Month JPY BBA LIBOR	0.516	4/16/25	JPY	51,000	4,063
JPM	Receive	Three-Month USD BBA LIBOR	2.387	12/8/24	USD	4,010	(1,945)
JPY	Pay	Six-Month JPY BBA LIBOR	0.665	6/29/25	JPY	83,000	(1,686)

Total of Centrally Cleared Interest Rate Swaps							$(536,155)

Over-the-Counter Total Return Swaps at June 30, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
Blackstone Group LP	GSG	Receive	Twelve-Month USD BBA LIBOR plus 74 basis points	7/22/16	USD	1,025	$(32,715)
CGAUOPA2 Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/10/16	AUD	6,886	(82,675)
CGCNCAD4 Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 50 basis points	4/7/16	CAD	6,898	(120,243)
CIBZC8DE Index**	CIBC	Receive	Official settlement price of CIBZC8DE Index	7/20/15	USD	(4,500)	96,823
CIBZOPQR Index**	CIBC	Receive	Official settlement price of CIBZOPQR Index	7/20/15	USD	(3,700)	80,220
DBOPVALG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 40 basis points	2/5/16	USD	8,454	(37,754)
DBOPVAST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 55 basis points	2/5/16	USD	8,450	140,700

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	6/21/16	HKD	44,541	$(164,150)
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	6/16/16	USD	19,594	(378,316)
HIN5 Index	GSG	Pay	No Floating Rate	8/10/15	HKD	31,203	137,867
IBOXX USD Liquid Leveraged Loans Index Series 1 Version 1	JPM	Receive	USD BBA LIBOR	9/25/15	USD	54,811	(38,255)
IBOXX USD Liquid Leveraged Loans Index Series 1 Version 1	JPM	Receive	USD BBA LIBOR	9/25/15	USD	3,897	(5,224)
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	5/9/16	EUR	11,708	(532,612)
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	6/15/16	EUR	894	(34,083)
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	6/15/16	GBP	330	(23,269)
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	5/9/16	GBP	8,787	(666,372)
MQCP169E Index**	MAC	Receive	Official settlement price of MQCP169E Index	7/20/15	USD	(3,400)	73,333
MQCP169E Index**	MAC	Receive	Official settlement price of MQCP169E Index	7/20/15	USD	(800)	15,636
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/15/16	USD	788	15,008
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/16	USD	11,794	235,706
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	6/16/16	USD	1,022	19,272
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	5/6/16	USD	6,216	124,224

Total of Over-the-Counter Total Return Swaps							$(1,176,879)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Volatility Swaps at June 30, 2015
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value
AUD/CHF spot exchange rate	DEU	Receive	$11.300	7/31/15	AUD	5,800	$7,965
AUD/NZD spot exchange rate	JPM	Receive	8.150	7/22/15	AUD	5,400	8,083
AUD/NZD spot exchange rate	BOA	Receive	7.850	7/20/15	AUD	5,500	13,028
AUD/NZD spot exchange rate	GSG	Receive	7.725	7/20/15	AUD	5,500	14,555
AUD/NZD spot exchange rate	BOA	Receive	8.350	7/17/15	AUD	5,500	10,142
AUD/NZD spot exchange rate	HSBC	Receive	8.500	7/23/15	AUD	5,500	7,553
AUD/NZD spot exchange rate	BOA	Receive	8.350	7/15/15	AUD	5,500	8,614
AUD/NZD spot exchange rate	BOA	Receive	8.300	7/16/15	AUD	5,500	9,633
CAD/CHF spot exchange rate	BOA	Pay	10.500	7/8/15	CAD	5,200	(5,745)
EUR/CHF spot exchange rate	BOA	Pay	8.300	7/3/15	EUR	3,700	3,135
EUR/CHF spot exchange rate	DEU	Pay	8.500	7/29/15	EUR	4,000	(6,734)
EUR/CHF spot exchange rate	DEU	Pay	9.400	8/3/15	EUR	4,000	(3,122)
EUR/CHF spot exchange rate	BOA	Pay	7.900	7/27/15	EUR	4,000	(8,696)
EUR/JPY spot exchange rate	JPM	Pay	13.500	8/3/15	EUR	4,000	(5,797)
EUR/USD spot exchange rate	JPM	Receive	11.880	7/27/15	USD	4,300	4,343
iShares MSCI Emerging Markets	GSG	Receive	461.820	7/6/15	USD	348	(77,117)
iShares MSCI Emerging Markets	GSG	Pay	384.160	7/9/15	USD	250	26,975
iShares MSCI Emerging Markets	GSG	Receive	464.403	10/2/15	USD	954	—
iShares MSCI Emerging Markets	GSG	Pay	447.323	10/2/15	USD	972	—
iShares MSCI Emerging Markets	GSG	Pay	443.103	7/9/15	USD	326	62,005
iShares MSCI Emerging Markets	GSG	Receive	460.103	7/9/15	USD	320	(67,904)
iShares MSCI Emerging Markets	GSG	Pay	443.103	7/9/15	USD	326	82,413
iShares MSCI Emerging Markets	GSG	Pay	396.010	7/6/15	USD	251	43,473
iShares MSCI Emerging Markets	GSG	Receive	412.090	7/6/15	USD	246	(44,059)
iShares MSCI Emerging Markets	GSG	Receive	460.103	7/9/15	USD	320	(67,904)
iShares MSCI Emerging Markets	GSG	Receive	469.156	7/7/15	USD	349	(79,851)
iShares MSCI Emerging Markets	GSG	Receive	444.788	7/6/15	USD	355	58,362
iShares MSCI Emerging Markets	GSG	Pay	451.988	7/7/15	USD	357	87,858
iShares MSCI Emerging Markets	GSG	Pay	446.477	7/8/15	USD	355	96,383
iShares MSCI Emerging Markets	GSG	Receive	463.541	7/8/15	USD	348	(78,578)
iShares MSCI Emerging Markets	GSG	Receive	400.000	7/9/15	USD	247	(34,308)
iShares MSCI Emerging Markets	GSG	Receive	438.903	7/9/15	USD	239	(42,662)

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
iShares MSCI Emerging Markets	GSG	Pay	$422.303	7/9/15	USD	243	$54,213
iShares MSCI Emerging Markets	GSG	Pay	434.723	7/8/15	USD	240	70,584
iShares MSCI Emerging Markets	GSG	Pay	416.160	7/7/15	USD	245	66,248
iShares MSCI Emerging Markets	GSG	Receive	451.563	7/8/15	USD	235	(48,998)
iShares MSCI Emerging Markets	GSG	Receive	432.640	7/7/15	USD	240	(47,904)
NZD/JPY spot exchange rate	MOS	Pay	11.250	7/13/15	NZD	5,800	(7,114)
NZD/JPY spot exchange rate	BOA	Pay	12.000	7/13/15	NZD	5,900	(5,278)
USD/NOK spot exchange rate	JPM	Receive	16.110	7/9/15	USD	4,200	(4,200)
USD/NOK spot exchange rate	JPM	Receive	16.310	7/10/15	USD	4,200	(7,896)

Total of Over-the-Counter Volatility Swaps							$91,698

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CIBC	Canadian Imperial Bank of Commerce
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MAC	Macquarie Bank Ltd.
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBCS	Royal Bank of Canada
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBR FRA	Bank Bill Forward Rate Agreement (Australian Financial Market)
CDX.HY.23	Markit CDX High Yield Index
CDX.HY.24	Markit CDX High Yield Index
CDX.IG.24	Markit CDX Investment Grade Index
CGAUOPA2	Custom Basket of Securities
CGCNCAD4	Custom Basket of Securities
CIBZC8DE	CIBC Custom 8 Enhanced Roll Commodity Index

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
CIBZOPQR	CIBC Oppenheimer Quarterly Roll Index
DBOPVAST	Custom Basket of Securities
DBOPALG	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
H1N5	The Hang Seng Index Futures
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main 23	Credit Default Swap Trading Index for a Specific Basket of Securities
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MQCP169E	Macquarie Commodity Investor Product 169 ER
MSCI	Morgan Stanley Capital International
OEX	S&P 100 Index
STIBOR-SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
MON	Montreal Exchange
NAS	NASDAQ Stock Market
NYB	New York Board of Trade
NYM	New York Mercantile Echange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $361,082,230)	$351,999,347
Affiliated companies (cost $48,203,654)	48,203,654

400,203,001
Cash	774,603
Cash—foreign currencies (cost $2,487,823)	2,477,678
Cash used for collateral on futures	995,000
Cash used for collateral on centrally cleared swaps	2,919,708
Deposits with broker for securities sold short	29,343,353
Unrealized appreciation on forward currency exchange contracts	9,224,418
Swaps, at value (net premiums paid $862,878)	2,432,469
Centrally cleared swaps, at value (net premiums paid $7,885)	251,623
Receivables and other assets:
Shares of beneficial interest sold	18,337,025
Interest and dividends	1,224,250
Investments sold (including $432,763 sold on a when-issued or delayed delivery basis)	977,021
Variation margin receivable	579,025
Other	38,039

Total assets	469,777,213

Liabilities
Securities sold short, at value (proceeds $30,971,521) - see accompanying statement of investments	28,807,274
Unrealized depreciation on forward currency exchange contracts	3,542,475
Options written, at value (premiums received $1,213,335)	774,612
Swaps, at value (net premiums received $816,154)	3,597,920
Centrally cleared swaps, at value (premiums received $700,267)	1,352,439
Payables and other liabilities:
Investments purchased (including $4,158,930 purchased on a when-issued or delayed delivery basis)	13,574,113
Variation margin payable	204,329
Dividends	29,849
Shareholder communications	5,596
Trustees’ compensation	2,115
Distribution and service plan fees	362
Shares of beneficial interest redeemed	44
Other	101,931

Total liabilities	51,993,059

Net Assets	$417,784,154

Composition of Net Assets
Par value of shares of beneficial interest	$41,649
Additional paid-in capital	427,903,515
Accumulated net investment loss	(3,845,054)
Accumulated net realized loss on investments and foreign currency transactions	(4,354,785)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,961,171)

Net Assets	$417,784,154

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $416,015,147 and 41,472,682 shares of beneficial interest outstanding)	$10.03

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,769,007 and 176,782 shares of beneficial interest outstanding)	$10.01

See accompanying Notes to Consolidated Financial Statements.

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $8,917)	$2,848,113
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $21,435)	686,214
Affiliated companies	31,281

Total investment income	3,565,608
Expenses
Management fees	1,636,597
Distribution and service plan fees Service shares	2,033
Transfer and shareholder servicing agent fees:
Non-Service shares	156,313
Service shares	812
Shareholder communications:
Non-Service shares	6,681
Service shares	35
Dividends on short sales	235,616
Financing expense from short sales	66,718
Custodian fees and expenses	60,613
Trustees’ compensation	13,576
Other	86,917

Total expenses	2,265,911
Less reduction to custodian expenses	(277)
Less waivers and reimbursements of expenses	(94,834)

Net expenses	2,170,800
Net Investment Income	1,394,808
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(56,025)
Closing and expiration of option contracts written	3,030,114
Closing and expiration of futures contracts	(2,219,091)
Foreign currency transactions	14,767,151
Short Positions	302,476
Swap contracts	(16,683,305)

Net realized loss	(858,680)
Net change in unrealized appreciation/depreciation on:
Investments	(3,109,410)
Translation of assets and liabilities denominated in foreign currencies	(289,267)
Futures contracts	1,148,759
Option contracts written	308,167
Short positions	1,236,773
Swap contracts	(1,751,639)

Net change in unrealized appreciation/depreciation	(2,456,617)

Net Decrease in Net Assets Resulting from Operations	$(1,920,489)

See accompanying Notes to Consolidated Financial Statements.

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations
Net investment income	$1,394,808	$1,249,537
Net realized gain (loss)	(858,680)	1,924,432
Net change in unrealized appreciation/depreciation	(2,456,617)	505,516

Net increase (decrease) in net assets resulting from operations	(1,920,489)	3,679,485
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	—	(6,230,727)
Service shares	—	(30,926)

	—	(6,261,653)
Distributions from net realized gain:
Non-Service shares	—	(5,294,823)
Service shares	—	(26,494)

	—	(5,321,317)
Tax return of capital:
Non-Service shares	—	(430,129)
Service shares	—	(2,135)

	—	(432,264)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	155,353,669	260,906,037
Service shares	446,412	1,391,583

	155,800,081	262,297,620
Net Assets
Total increase	153,879,592	253,961,871
Beginning of period	263,904,562	9,942,691

End of period (including accumulated net investment loss of $3,845,054 and $5,239,862, respectively)	$417,784,154	$263,904,562

See accompanying Notes to Consolidated Financial Statements.

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Period Ended December 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.04	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.08	(0.02)
Net realized and unrealized gain (loss)	(0.05)	0.52	(0.05)

Total from investment operations	(0.01)	0.60	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.25)	(0.01)
Distributions from net realized gain	0.00	(0.21)	0.00
Tax return of capital	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.48)	(0.01)

Net asset value, end of period	$10.03	$10.04	$9.92

Total Return, at Net Asset Value[3]	(0.10)%	6.02%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$416,015	$262,573	$9,917
Average net assets (in thousands)	$316,057	$161,988	$9,827
Ratios to average net assets:[4]
Net investment income (loss)	0.89%	0.77%[5]	(1.85)%[5]
Total expenses[6]	1.44%	1.43%[5]	7.16%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.38%	1.31%[5]	3.33%[5]
Portfolio turnover rate	39%	147%	11%

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.46%
Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Period Ended December 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.03	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	0.08	(0.03)
Net realized and unrealized gain (loss)	(0.05)	0.50	(0.04)

Total from investment operations	(0.02)	0.58	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.25)	(0.01)
Distributions from net realized gain	0.00	(0.21)	0.00
Tax return of capital	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.47)	(0.01)

Net asset value, end of period	$10.01	$10.03	$9.92

Total Return, at Net Asset Value[3]	(0.20)%	5.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,769	$1,332	$10
Average net assets (in thousands)	$1,643	$335	$10
Ratios to average net assets:[4]
Net investment income (loss)	0.63%	0.77%[5]	(2.12)%[5]
Total expenses[6]	1.68%	1.78%[5]	7.43%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.67%[5]	3.50%[5]
Portfolio turnover rate	39%	147%	11%

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.70%
Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”), formerly known as Oppenheimer Diversified Alternatives Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., formerly known as Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 33,159 shares with net assets of $18,274,328.

Other financial information at period end:

Total market value of investments	$17,042,733 *
Net assets	$18,274,328
Net income (loss)	$(77,691)
Net realized gain (loss)	$(786,152)
Net change in unrealized appreciation/depreciation	$583,942

* At period end, all investments held in the subsidiary are derivatives, which are valued at net unrealized appreciation/depreciation.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2014, the Fund utilized $4,521 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had $122,271 of post-October passive foreign investments company losses which were deferred.

As of June 30, 2015, it is estimated that the capital loss carryforwards would be $980,951, which will not expire. During the six months ended June 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$410,270,685
Federal tax cost of other investments	(38,455,485)

Total federal tax cost	$371,815,200

Gross unrealized appreciation	$10,352,452
Gross unrealized depreciation	(18,919,729)

Net unrealized depreciation	$(8,567,277)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,585,938	$138,721	$—	$8,724,659
Consumer Staples	2,957,165	—	—	2,957,165
Energy	24,987,953	—	—	24,987,953
Financials	22,386,059	8,392,128	—	30,778,187
Health Care	10,202,913	1,445,319	9,315	11,657,547
Industrials	11,337,156	—	—	11,337,156
Information Technology	9,262,707	843,174	—	10,105,881

31      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Materials	$4,476,070	$—	$—	$4,476,070
Telecommunication Services	2,076,023	—	—	2,076,023
Utilities	2,387,268	—	—	2,387,268
Preferred Stocks	1,163,731	834,350	—	1,998,081
Asset-Backed Securities	—	14,183,873	1,477,715	15,661,588
Mortgage-Backed Obligation	—	1,998,937	—	1,998,937
Foreign Government Obligations	—	29,440,175	—	29,440,175
Non-Convertible Corporate Bonds and Notes	—	28,872,900	—	28,872,900
Convertible Corporate Bond and Note	—	446,478	—	446,478
Corporate Loans	—	18,798,729	—	18,798,729
Event-Linked Bonds	—	48,571,503	—	48,571,503
Exchange-Traded Option Purchased	605	—	—	605
Over-the-Counter Options Purchased	—	950,298	—	950,298
Over-the-Counter Interest Rate Swaptions Purchased	—	709,024	—	709,024
Investment Companies	51,336,642	—	—	51,336,642
Short-Term Notes	—	91,930,132	—	91,930,132

Total Investments, at Value	151,160,230	247,555,741	1,487,030	400,203,001
Other Financial Instruments:
Swaps, at value	—	2,432,469	—	2,432,469
Centrally cleared swaps, at value	—	251,623	—	251,623
Futures contracts	817,019	—	—	817,019
Forward currency exchange contracts	—	9,224,418	—	9,224,418

Total Assets	$151,977,249	$259,464,251	$1,487,030	$412,928,530

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(27,068,415)	$(1,738,859)	$—	$(28,807,274)
Swaps, at value	—	(3,597,920)	—	(3,597,920)
Centrally cleared swaps, at value	—	(1,352,439)	—	(1,352,439)
Options written, at value	—	(774,612)	—	(774,612)
Futures contracts	(288,831)	—	—	(288,831)
Forward currency exchange contracts	—	(3,542,475)	—	(3,542,475)

Total Liabilities	$(27,357,246)	$(11,006,305)	$—	$(38,363,551)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/
depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including

32      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$4,158,930
Sold securities	432,763

Restricted Securities. As of June 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$436,352
Market Value	$162,550
Market Value as % of Net Assets	0.04%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such

33      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended June 30, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $140,904,125 and $159,487,802, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

    The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

    The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

    The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

    During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $24,039,096 and $34,462,194 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

    The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $600,243 and $1,071,763 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $586,276 and $929,503 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 30, 2015 was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2014	420,522,917	$ 1,274,794
Options written	24,614,784,353	10,251,876
Options closed or expired	(5,460,733,426)	(3,030,114)
Options exercised	(17,363,233,844)	(7,283,221)

Options outstanding as of June 30, 2015	2,211,340,000	$ 1,213,335

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

    The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

For the six months ended June 30, 2015, the Fund had ending monthly average notional amounts of $37,092,457 and $19,503,857 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended June 30, 2015, the Fund had ending monthly average notional amounts of $10,880,538 and $13,582,679 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the six months ended June 30, 2015, the Fund had ending monthly average notional amounts of $96,022,912 and $17,026,242 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the six months ended June 30, 2015, the Fund had ending monthly average notional amounts of $25,109 and $19,268 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the six months ended June 30, 2015, the Fund had an ending monthly average market value of $314,114 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

38      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

As of June 30, 2015, the Fund has required certain counterparties to post collateral of $1,118,018.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at June 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$4,157,358	$(1,882,553)	$(2,274,805)	$—	$—
Barclays Bank plc	249,462	(249,462)	—	—	—
BNP Paribas	39,340	(39,340)	—	—	—
Canadian Imperial Bank of Commerce	177,043	—	—	—	177,043
Citibank NA	1,074,407	(954,749)	(119,658)	—	—
Deutsche Bank Securities, Inc.	681,794	(364,395)	—	(317,399)	—
Goldman Sachs Bank USA	425,851	(194,019)	(231,832)	—	—
Goldman Sachs Group, Inc. (The)	2,677,952	(1,474,423)	(1,203,529)	—	—
HSBC Bank USA NA	211,555	(124,541)	—	—	87,014
JPMorgan Chase Bank NA	1,360,176	(650,510)	(569,488)	—	140,178
Macquarie Bank Ltc.	88,969	—	—	—	88,969
Morgan Stanley Capital Services, Inc.	1,874,119	(1,070,186)	—	(803,933)	—
Nomura Global Financial Products, Inc.	5,915	(4,502)	—	—	1,413
Toronto Dominion Bank	46,012	(46,012)	—	—	—

	$13,069,953	$(7,054,692)	$(4,399,312)	$(1,121,332)	$494,617

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

39      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(1,882,553)	$1,882,553	$—	$—	$—
Barclays Bank plc	(426,345)	249,462	—	—	(176,883)
BNP Paribas	(317,043)	39,340	277,703	—	—
Citibank NA	(954,749)	954,749	—	—	—
Credit Suisse international	(96,080)	—	—	—	(96,080)
Deutsche Bank Securities, Inc.	(364,395)	364,395	—	—	—
Goldman Sachs Bank USA	(194,019)	194,019	—	—	—
Goldman Sachs Group, Inc. (The)	(1,474,423)	1,474,423	—	—	—
HSBC Bank USA NA	(124,541)	124,541	—	—	—
JPMorgan Chase Bank NA	(650,510)	650,510	—	—	—
Morgan Stanley Capital Services, Inc.	(1,070,186)	1,070,186	—	—	—
Nomura Global Financial Products, Inc.	(4,502)	4,502	—	—	—
Toronto Dominion Bank	(136,469)	46,012	—	—	(90,457)

	$(7,695,815)	$7,054,692	$277,703	$—	$(363,420)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of June 30, 2015:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Commodity contracts	Swaps, at value	$266,012		Swaps, at value	$—
Credit contracts	Swaps, at value	758,115		Swaps, at value	881,864
Equity contracts	Swaps, at value	672,777		Swaps, at value	2,072,189
Volatility contracts	Swaps, at value	735,565		Swaps, at value	643,867
Credit contracts	Centrally cleared swaps, at value	114,183		Centrally cleared swaps, at value	678,844
Interest rate contracts	Centrally cleared swaps, at value	137,440		Centrally cleared swaps, at value	673,595
Commodity contracts	Variation margin receivable	133,666	*	Variation margin payable	155,749	*
Equity contracts	Variation margin receivable	417,634	*	Variation margin payable	—	*
Interest rate contracts	Variation margin receivable	3,320	*	Variation margin payable	14,454	*
Volatility contracts	Variation margin receivable	24,405	*	Variation margin payable	34,126	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	9,224,418		Unrealized depreciation on foreign currency exchange contracts	3,542,475
Foreign exchange contracts				Options written, at value	774,612
Equity contracts	Investments, at value	605	**
Foreign exchange contracts	Investments, at value	950,298	**
Interest rate contracts	Investments, at value	709,024	**

Total		$ 14,147,462			$9,471,775

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$—	$—	$(235,766)	$—	$(550,386)	$(786,152)
Credit contracts	—	—	—	—	9,000	9,000
Equity contracts	780,946	—	(1,960,153)	—	1,646,047	466,840
Foreign exchange contracts	(363,959)	3,030,114	—	1,869,335	—	4,535,490
Interest rate contracts	(177,453)	—	(23,386)	—	(146,719)	(347,558)
Volatility contracts	—	—	214	—	(17,641,247)	(17,641,033)

Total	$239,534	$3,030,114	$(2,219,091)	$1,869,335	$(16,683,305)	$(13,763,413)

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

40        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$—	$83,267	$—	$546,064	$629,331
Credit contracts	—	—	—	—	(197,633)	(197,633)
Equity contracts	(14,462)	(112,941)	1,036,259	—	(1,661,935)	(753,079)
Foreign exchange contracts	1,217,254	421,108	—	(952,516)	—	685,846
Interest rate contracts	249,713	—	(47,489)	—	(556,179)	(353,955)
Volatility contracts	—	—	76,722	—	118,044	194,766

Total	$1,452,505	$308,167	$1,148,759	$(952,516)	$(1,751,639)	$205,276

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	15,324,569	$155,353,669	24,008,256	$249,427,902
Dividends and/or distributions reinvested	—	—	1,139,749	11,478,135
Redeemed	—	—	—	—

Net increase	15,324,569	$155,353,669	25,148,005	$260,906,037

Service Shares
Sold	95,975	$974,560	143,042	$1,512,896
Dividends and/or distributions reinvested	—	—	5,873	59,078
Redeemed	(51,925)	(528,148)	(17,184)	(180,391)

Net increase	44,050	$446,412	131,731	$1,391,583

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$151,121,013	$56,416,352

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the six months ended June 30, 2015 was 1.04% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

41      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $3,504 and $25 for Non-Service and Service shares , respectively.

The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the six months ended June 30, 2015, this waiver reduced the Fund’s management fee by $65,039.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $26,266 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $37,137,591. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

10. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in

42      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

10. Pending Litigation (Continued)

the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

43      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

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47      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Benjamin Rockmuller, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder Servicing
Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2015
Oppenheimer	Semiannual Report
International Growth Fund/VA
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 6/30/15

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	6.72%	-3.32%	12.01%	8.34%

Service Shares	3/19/01	6.71	-3.36	11.73	8.04

MSCI AC World ex-U.S. Index		4.03	-5.26	7.76	5.54

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Dollarama, Inc.	1.8%

Continental AG	1.7

Valeo SA	1.6

Novo Nordisk AS, Cl. B	1.6

Infineon Technologies AG	1.6

Nippon Telegraph & Telephone Corp.	1.5

Essentra plc	1.5

Vodafone Group plc	1.5

ICAP plc	1.5

Carnival Corp.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of investments.

2        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.72% for the period, outperforming the MSCI AC World ex-U.S. Index (the “Index”), which returned 4.03%. The Fund outperformed the Index in eight of the ten sectors of the Index led, by materials, consumer discretionary and telecommunication services sectors, due primarily to stronger relative stock selection. The Fund underperformed the Index in the consumer staples and industrials sectors due to weaker relative stock selection.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

For the six-month reporting period, global equities generally produced muted results. After U.S. equities outperformed other developed and emerging market equities in 2014, the market environment shifted in 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets. European markets rallied and the euro fell against the currencies of most major trading partners. This resulted in European and emerging market equities outperforming U.S. equities through May 2015. However, concerns around Greece’s debt situation emerged yet again late this reporting period. The market had hoped for an 11th hour resolution to the stand-off between Greece and its creditors, but instead got an escalation of the crisis after the Greek Prime Minister called for a referendum. In the minds of many, this increased the odds of a Greek exit from the Eurozone (“Grexit”) and impacted the markets through the end of the reporting period. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Grexit for the time being.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included Nippon Telegraph & Telephone Corporation, Essentra plc and Syngenta AG. Nippon Telegraph & Telephone’s stock price benefited as the company continued to improve its operational performance and return more capital to shareholders. Essentra is a leading global distributor of specialty plastic, fiber and foam products, including specialty tapes, plugs, and packaging, that are used across a host of industries. They have an extensive catalog of parts that are small but critical to their clients. The industry is fragmented and Essentra has been a leading consolidator. The company reported better than expected results in part due to synergies from recent acquisitions. In our opinion, the shares continue to look attractive on the back of sustainable mid-single digit organic growth combined with opportunistic acquisitions and improving margins and returns. Syngenta is a Swiss producer of crop protection chemicals and seeds, with an attractive and defendable economic profile. During the reporting period it received a buyout offer from Monsanto, a U.S. based competitor, which it rebuffed. If no deal is made, we believe it remains a business with considerable ability to create economic value for its shareholders.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Aryzta AG, Saputo Inc., and Boskalis Westminster NV. Aryzta is a Swiss baked goods company. At the close of the first quarter, the company announced a 49% acquisition of Picard, a French frozen food company. This was a surprise, as the company had not signaled the possibility of a large scale investment, or the possibility that they would diversify outside of baked goods. Investors reacted negatively to this news. The other near term challenge for the company has been sluggish trends in the fast food industry, where it is a supplier to some of the biggest players. We believe the Picard investment, though not an obvious fit, holds some promise. Saputo is a Canada-based dairy processor and cheese producer. The company reported weaker than expected earnings, and cautioned that cheese and milk prices could remain low throughout 2015. Boskalis Westminster, based in the Netherlands, is a dredging and marine company. The company’s offshore energy business, which includes transportation and subsea services, faces a challenging outlook given the significant fall in oil prices. However, Boskalis has a healthy order book in its dredging business and sees a good tender pipeline for capital dredging projects, expansion of ports, and land reclamation.

STRATEGY & OUTLOOK

Blaise Pascal once noted that all of humanity’s problems stem from man’s inability to sit quietly in a room alone. Nowhere perhaps is this more true than in the investment management arena. There is always an impetus to act, and to act in a fashion which responds to the controversy or perceived opportunity of the moment. However, we find no advantage in thinking or behaving this way. Our experience suggests this is a fruitless undertaking.

We produced positive results the first half of 2015. 2014 however, was a year of comparably weak performance. Yet, there were no sweeping changes made to the composition of the portfolio. With a few exceptions, the central ideas in the portfolio remain as they were in 2014, when investors didn’t seem to like them

3        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

very much. Now it appears they do. In reality, little is different about the long-run positioning of any of our key holdings from six or nine months ago. As with Pascal’s observation above, sometimes the best thing, and perhaps hardest thing to do, is to do nothing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Non-Service shares	$1,000.00	$1,067.20	$5.14
Service shares	1,000.00	1,067.10	6.43

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,019.84	5.02
Service shares	1,000.00	1,018.60	6.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value

Common Stocks—98.5%

Consumer Discretionary—24.7%

Auto Components—3.3%

Continental AG	37,209	$8,801,596

Valeo SA	52,291	8,266,258

		17,067,854

Automobiles—1.6%

Bayerische Motoren Werke AG	41,209	4,508,591

Hero MotoCorp Ltd.	98,320	3,882,992

		8,391,583

Diversified Consumer Services—0.8%

Dignity plc	120,427	4,049,262

Hotels, Restaurants & Leisure—3.8%

Carnival Corp.	150,830	7,449,493

Domino’s Pizza Group plc	416,088	5,075,250

William Hill plc	1,121,554	7,112,959

		19,637,702

Household Durables—1.1%

SEB SA	57,840	5,389,452

Internet & Catalog Retail—0.3%

Yoox SpA[1]	46,599	1,506,965

Media—4.3%

Grupo Televisa SAB, Sponsored ADR	147,110	5,710,810

ProSiebenSat.1 Media AG	121,788	6,012,815

SES SA	143,140	4,802,950

Sky plc	343,773	5,607,462

		22,134,037

Multiline Retail—2.9%

Dollarama, Inc.	149,858	9,082,666

Hudson’s Bay Co.	265,825	5,906,040

		14,988,706

Specialty Retail—1.1%

Inditex SA	164,867	5,376,452

Textiles, Apparel & Luxury Goods—5.5%

Burberry Group plc	271,258	6,705,144

Cie Financiere Richemont SA	60,723	4,949,781

Hermes International	11,176	4,166,810

Kering	11,690	2,085,233

LVMH Moet Hennessy Louis Vuitton SE	26,660	4,666,995

Prada SpA	361,200	1,735,865

Swatch Group AG (The)	9,973	3,889,466

		28,199,294

Consumer Staples—10.5%

Beverages—2.6%

Diageo plc	101,976	2,955,916

Heineken NV	86,258	6,567,011

Pernod Ricard SA	33,320	3,854,866

		13,377,793

Food & Staples Retailing—1.8%

CP ALL PCL	4,364,500	5,962,774

Spar Group Ltd. (The)	217,097	3,381,361

		9,344,135

Food Products—4.4%

Aryzta AG1	112,420	5,545,926

Barry Callebaut AG1	3,793	4,313,566

Danone SA	56,506	3,650,528

Saputo, Inc.	171,276	4,142,713

Unilever plc	117,861	5,066,319

		22,719,052

	Shares	Value

Household Products—1.2%

Reckitt Benckiser Group plc	67,321	$5,813,010

Tobacco—0.5%

Swedish Match AB	95,412	2,710,411

Energy—1.5%

Energy Equipment & Services—0.5%

Technip SA	39,240	2,430,520

Oil, Gas & Consumable Fuels—1.0%

Koninklijke Vopak NV	106,000	5,358,908

Financials—4.7%

Capital Markets—2.8%

ICAP plc	902,737	7,504,178

Tullett Prebon plc	313,374	1,809,256

UBS Group AG1	235,187	4,986,707

		14,300,141

Commercial Banks—0.8%

ICICI Bank Ltd., Sponsored ADR	398,805	4,155,548

Insurance—1.1%

Prudential plc	224,073	5,407,016

Health Care—9.1%

Biotechnology—1.9%

CSL Ltd.	83,900	5,569,149

Grifols SA	111,398	4,499,506

		10,068,655

Health Care Equipment & Supplies—2.8%

DiaSorin SpA	44,316	2,023,254

Essilor International SA	34,370	4,095,759

Sonova Holding AG	36,992	5,007,402

William Demant Holding AS1	41,017	3,125,266

		14,251,681

Health Care Providers & Services—0.5%

Sonic Healthcare Ltd.	146,958	2,421,707

Pharmaceuticals—3.9%

Galenica AG	4,172	4,356,240

Novo Nordisk AS, Cl. B	150,350	8,245,889

Roche Holding AG	26,482	7,434,914

		20,037,043

Industrials—21.4%

Aerospace & Defense—3.2%

Airbus Group SE	111,280	7,209,636

Embraer SA	369,226	2,809,780

Rolls-Royce Holdings plc[1]	474,537	6,495,262

		16,514,678

Air Freight & Couriers—1.1%

Royal Mail plc	701,321	5,666,417

Commercial Services & Supplies—2.6%

Aggreko plc	190,094	4,294,589

Edenred	170,254	4,206,292

Prosegur Cia de Seguridad SA	889,138	4,886,297

		13,387,178

Construction & Engineering—1.5%

Boskalis Westminster NV	85,857	4,214,784

CIMIC Group Ltd.	157,780	2,631,660

Trevi Finanziaria Industriale SpA	338,098	738,790

		7,585,234

Electrical Equipment—3.7%

ABB Ltd.[1]	116,382	2,438,698

Legrand SA	88,540	4,967,153

Nidec Corp.	93,500	7,013,110

6        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Electrical Equipment (Continued)

Schneider Electric SE	66,340	$4,575,518

		18,994,479

Machinery—2.9%

Aalberts Industries NV	220,083	6,558,294

Atlas Copco AB, Cl. A	214,069	5,982,213

Weir Group plc (The)	95,143	2,534,420

		15,074,927

Professional Services—2.8%

Experian plc	293,647	5,343,409

Intertek Group plc	143,900	5,534,812

SGS SA	1,809	3,304,464

		14,182,685

Trading Companies & Distributors—3.6%

Brenntag AG	87,078	4,990,961

Bunzl plc	252,215	6,895,297

Wolseley plc	100,275	6,394,515

		18,280,773

Information Technology—16.0%

Communications Equipment—1.8%

Nokia OYJ	642,681	4,354,475

Telefonaktiebolaget LM Ericsson, Cl. B	490,867	5,081,225

		9,435,700

Electronic Equipment, Instruments, & Components—3.0%

Hoya Corp.	149,493	5,986,343

Keyence Corp.	10,406	5,610,543

Spectris plc	107,978	3,577,036

		15,173,922

Internet Software & Services—2.2%

Telecity Group plc	151,810	2,451,393

United Internet AG	91,035	4,046,390

Yahoo Japan Corp.	1,163,400	4,690,437

		11,188,220

IT Services—1.3%

Amadeus IT Holding SA, Cl. A	161,604	6,434,299

Semiconductors & Semiconductor Equipment—2.3%

ARM Holdings plc	194,580	3,184,400

ASML Holding NV	4,849	503,448

Infineon Technologies AG	642,898	7,977,697

		11,665,545

	Shares	Value

Software—4.3%

AVEVA Group plc	77,764	$2,206,919

Dassault Systemes	75,146	5,462,713

Gemalto NV	61,298	5,471,543

SAP SE	72,977	5,085,045

Temenos Group AG1	123,511	4,079,902

		22,306,122

Technology Hardware, Storage & Peripherals—1.1%

Lenovo Group Ltd.	4,148,000	5,701,607

Materials—4.8%

Chemicals—3.8%

Essentra plc	489,795	7,630,875

Sika AG	1,313	4,627,254

Syngenta AG	18,154	7,439,127

		19,697,256

Construction Materials—1.0%

James Hardie Industries plc	365,500	4,878,459

Telecommunication Services—5.8%

Diversified Telecommunication Services—4.3%

BT Group plc, Cl. A	976,876	6,918,369

Iliad SA	16,150	3,572,720

Inmarsat plc	276,200	3,968,292

Nippon Telegraph & Telephone Corp.	217,200	7,860,857

		22,320,238

Wireless Telecommunication Services—1.5%

Vodafone Group plc	2,080,170	7,585,422

Total Common Stocks (Cost $344,143,621)		505,210,088

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	5,995,416	80,027

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	6,508

Total Investments, at Value (Cost $344,191,441)	98.5%	505,296,623

Net Other Assets (Liabilities)	1.5	7,949,478

Net Assets	100.0%	$513,246,101

Footnotes to Statement of Investments

1. Non-income producing security.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of June 30, 2015. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	13,876,000	70,295,403	84,171,403	—

				Income

Oppenheimer Institutional Money Market Fund, Cl. E				$6,954

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$137,787,201	27.3%
France	66,193,766	13.1
Switzerland	62,373,447	12.3
Germany	41,423,095	8.2
Netherlands	35,883,623	7.1
Japan	31,161,290	6.1
Spain	21,196,554	4.2
Canada	19,131,419	3.8

7        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Sweden	$13,773,849	2.7%
Denmark	11,371,155	2.3
Australia	10,622,515	2.1
India	8,118,567	1.6
Italy	6,004,874	1.2
United States	7,456,002	1.5
Thailand	5,962,774	1.1
Mexico	5,710,810	1.1
China	5,701,607	1.1
Ireland	4,878,459	1.0
Finland	4,354,475	0.9
South Africa	3,381,361	0.7
Brazil	2,809,780	0.6

Total	$505,296,623	100.0%

See accompanying Notes to Financial Statements.

8        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value (cost $344,191,441)—see accompanying statement of investments	$505,296,623

Cash—foreign currencies (cost $1,271,717)	1,271,424

Receivables and other assets:
Investments sold	7,734,038
Dividends	1,689,590
Shares of beneficial interest sold	315,601
Other	31,483

Total assets	516,338,759

Liabilities
Bank overdraft	1,487,025

Payables and other liabilities:
Shares of beneficial interest redeemed	714,166
Investments purchased	627,861
Foreign capital gains tax	153,364
Distribution and service plan fees	35,574
Trustees’ compensation	21,069
Shareholder communications	8,367
Other	45,232

Total liabilities	3,092,658

Net Assets	$513,246,101

Composition of Net Assets
Par value of shares of beneficial interest	$222,839

Additional paid-in capital	348,830,587

Accumulated net investment income	4,089,827

Accumulated net realized loss on investments and foreign currency transactions	(818,966)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	160,921,814

Net Assets	$513,246,101

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $342,500,429 and 150,703,596 shares of beneficial interest outstanding)	$2.27

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $170,745,672 and 72,135,317 shares of beneficial interest outstanding)	$2.37

See accompanying Notes to Financial Statements.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $685,041)	$7,231,286
Affiliated companies	6,954

Portfolio lending fees	808

Total investment income	7,239,048

Expenses
Management fees	2,442,188

Distribution and service plan fees—Service shares	199,711

Transfer and shareholder servicing agent fees:
Non-Service shares	178,329
Service shares	79,890

Shareholder communications:
Non-Service shares	6,252
Service shares	2,768

Custodian fees and expenses	32,748

Trustees’ compensation	9,724

Other	29,492

Total expenses	2,981,102
Less reduction to custodian expenses	(103)
Less waivers and reimbursements of expenses	(198,474)

Net expenses	2,782,525

Net Investment Income	4,456,523

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $4,573)	6,010,793
Foreign currency transactions	(76,496)

Net realized gain	5,934,297

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $68,920)	23,984,027
Translation of assets and liabilities denominated in foreign currencies	(2,167,859)

Net change in unrealized appreciation/depreciation	21,816,168

Net Increase in Net Assets Resulting from Operations	$32,206,988

See accompanying Notes to Financial Statements.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$4,456,523	$5,611,200

Net realized gain	5,934,297	40,631,908

Net change in unrealized appreciation/depreciation	21,816,168	(85,421,482)

Net increase (decrease) in net assets resulting from operations	32,206,988	(39,178,374)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,005,137)	(4,718,842)
Service shares	(1,505,303)	(1,168,525)

	(5,510,440)	(5,887,367)

Distributions from net realized gain:
Non-Service shares	(24,445,588)	(8,305,904)
Service shares	(11,368,323)	(2,491,854)

	(35,813,911)	(10,797,758)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(10,431,676)	(57,258,810)
Service shares	28,523,918	41,295,796

	18,092,242	(15,963,014)

Net Assets
Total increase (decrease)	8,974,879	(71,826,513)

Beginning of period	504,271,222	576,097,735

End of period (including accumulated net investment income of $4,089,827 and $5,143,744, respectively)	$513,246,101	$504,271,222

See accompanying Notes to Financial Statements.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.31	$2.57	$2.07	$1.72	$1.87	$1.65

Income (loss) from investment operations:
Net investment income[2]	0.02	0.03	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss)	0.14	(0.21)	0.50	0.35	(0.15)	0.22

Total from investment operations	0.16	(0.18)	0.53	0.38	(0.13)	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Distributions from net realized gain	(0.17)	(0.05)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.20)	(0.08)	(0.03)	(0.03)	(0.02)	(0.02)

Net asset value, end of period	$2.27	$2.31	$2.57	$2.07	$1.72	$1.87

Total Return, at Net Asset Value[3]	6.72%	(7.22)%	25.87%	22.22%	(7.16)%	14.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$342,500	$358,756	$458,038	$348,449	$364,221	$417,141

Average net assets (in thousands)	$359,490	$400,556	$404,859	$332,018	$406,974	$376,612

Ratios to average net assets:[4]
Net investment income	1.80%	1.13%	1.24%	1.68%	1.21%	1.04%
Total expenses[5]	1.08%	1.07%	1.09%	1.13%	1.09%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	13%	41%	32%	22%	25%	19%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.08%
Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.13%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service Shares	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$2.40	$2.66	$2.14	$1.78	$1.94	$1.71

Income (loss) from investment operations:
Net investment income[2]	0.02	0.02	0.02	0.03	0.02	0.01
Net realized and unrealized gain (loss)	0.14	(0.21)	0.53	0.35	(0.17)	0.24

Total from investment operations	0.16	(0.19)	0.55	0.38	(0.15)	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.02)	(0.03)	(0.02)	(0.01)	(0.02)
Distributions from net realized gain	(0.17)	(0.05)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.19)	(0.07)	(0.03)	(0.02)	(0.01)	(0.02)

Net asset value, end of period	$2.37	$2.40	$2.66	$2.14	$1.78	$1.94

Total Return, at Net Asset Value[3]	6.71%	(7.15)%	25.71%	21.68%	(7.61)%	14.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170,746	$145,515	$118,060	$68,997	$57,276	$61,630

Average net assets (in thousands)	$161,047	$128,694	$88,647	$63,118	$62,359	$50,420

Ratios to average net assets:[4]
Net investment income	1.57%	0.85%	0.89%	1.43%	0.96%	0.78%
Total expenses[5]	1.33%	1.32%	1.34%	1.38%	1.34%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Portfolio turnover rate	13%	41%	32%	22%	25%	19%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.33%
Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%
Year Ended December 31, 2012	1.38%
Year Ended December 30, 2011	1.34%
Year Ended December 31, 2010	1.35%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc., (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

14        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$350,698,163

Gross unrealized appreciation	$187,362,161
Gross unrealized depreciation	(32,763,701)

Net unrealized appreciation	$154,598,460

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

15        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

16        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$28,149,009	$98,592,298	$—	$126,741,307
Consumer Staples	4,142,713	49,821,688	—	53,964,401
Energy	—	7,789,428	—	7,789,428
Financials	4,155,548	19,707,157	—	23,862,705
Health Care	—	46,779,086	—	46,779,086
Industrials	—	109,686,371	—	109,686,371
Information Technology	—	81,905,415	—	81,905,415
Materials	—	24,575,715	—	24,575,715
Telecommunication Services	—	29,905,660	—	29,905,660
Preferred Stock	80,027	—	—	80,027
Rights, Warrants and Certificates	—	6,508	—	6,508

Total Assets	$36,527,297	$468,769,326	$—	$505,296,623

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Financials	$(4,280,253)	$4,280,253

Total Assets	$(4,280,253)	$4,280,253

*Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

17        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	16,820,512	$41,007,467	25,443,453	$62,992,150
Dividends and/or distributions reinvested	12,263,243	28,450,725	5,127,853	13,024,746
Redeemed	(33,476,973)	(79,889,868)	(53,834,052)	(133,275,706)

Net decrease	(4,393,218)	$(10,431,676)	(23,262,746)	$(57,258,810)

Service Shares
Sold	9,859,421	$24,961,213	19,806,037	$50,102,878
Dividends and/or distributions reinvested	5,341,754	12,873,626	1,386,507	3,660,379
Redeemed	(3,706,243)	(9,310,921)	(4,889,729)	(12,467,461)

Net increase	11,494,932	$28,523,918	16,302,815	$41,295,796

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$64,556,013	$74,058,008

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.90
Over $500 million	0.85

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.95% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

18        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

7. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $132,251 and $60,764 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $5,459 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of June 30, 2015, the Fund had no securities on loan.

9. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

19        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer International Growth Fund/VA	6/16/15	13.6%	86.4%	0.0%

21        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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22        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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23        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert B. Dunphy, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/10/2015